File No. 002-99810
                                                              ICA No. 811-04391

                           As filed on March 31, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
     Pre-Effective Amendment No.                                             [ ]
     Post-Effective Amendment No. 85                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                  [X]
     Amendment No. 83                                                        [X]


                        (Check appropriate box or boxes)

                           OLD MUTUAL ADVISOR FUNDS II
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           4643 South Ulster Street, 6th Floor, Denver, Colorado 80237
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (720) 200-7600
                                                           --------------

  David J. Bullock, 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237
  -----------------------------------------------------------------------------
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b)
[_] on (date) pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[X] on June 1, 2006 pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO]


                                   PROSPECTUS

                           OLD MUTUAL ADVISOR FUNDS II

                                  JUNE __, 2006

                        CLASS Z AND ADVISOR CLASS SHARES

EQUITY FUNDS
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and Communications Fund
Old Mutual Emerging Growth Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Fund
Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Small Cap Value Fund


FIXED-INCOME FUNDS


Old Mutual Cash Reserves Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           PAGE


INTRODUCTION

FUND SUMMARIES

Old Mutual Analytic U.S. Long/Short Fund ...............................
Old Mutual Barrow Hanley Value Fund ....................................
Old Mutual Columbus Circle Technology and Communications Fund ..........
Old Mutual Emerging Growth Fund ........................................
Old Mutual Focused Fund ................................................
Old Mutual Growth Fund .................................................
Old Mutual Heitman REIT Fund ...........................................
Old Mutual Large Cap Fund ..............................................
Old Mutual Large Cap Growth Fund .......................................
Old Mutual Large Cap Growth Concentrated Fund ..........................
Old Mutual Mid-Cap Fund ................................................
Old Mutual Select Growth Fund ..........................................
Old Mutual Small Cap Fund ..............................................
Old Mutual Strategic Small Company Fund ................................
Old Mutual TS&W Small Cap Value Fund ...................................
Old Mutual Cash Reserves Fund ..........................................
Old Mutual Dwight Intermediate Fixed Income Fund .......................
Old Mutual Dwight Short Term Fixed Income Fund .........................

MORE ABOUT THE FUNDS

Investment Strategies and Risks ........................................
More About Investment Strategies and Risks .............................
Non-Fundamental Policy .................................................
Sub-Adviser Allocations ................................................
Disclosure of Portfolio Holdings .......................................

THE INVESTMENT ADVISER & SUB-ADVISERS

The Investment Adviser .................................................
The Sub-Advisers .......................................................
Management Fees ........................................................
The Portfolio Managers .................................................

ABOUT YOUR INVESTMENT

Your Share Price .......................................................
Valuing Portfolio Securities ...........................................


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INVESTING IN THE FUNDS

Policy Regarding Excessive or Short-Term Trading .......................
Buying Shares ..........................................................
Selling Shares .........................................................
General Policies .......................................................
Distribution and Taxes .................................................
Revenue Sharing ........................................................

FINANCIAL HIGHLIGHTS

Financial Highlights ...................................................

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INTRODUCTION

AN INTRODUCTION TO THE OLD MUTUAL ADVISOR FUNDS II(R) AND THIS PROSPECTUS

Old Mutual Advisor Funds II(R) ("OMAF II" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers the following classes of shares of each Fund listed on the cover (each a "Fund" and collectively the "Funds"):

                       FUND                          SHARE CLASSES OFFERED
       Analytic Disciplined Equity Fund                     Class Z
       Barrow Hanley Value Fund                    Class Z and Advisor Class
       Columbus Circle Tech & Comm Fund            Class Z and Advisor Class
       Emerging Growth Fund                                 Class Z
       Focused Fund                                         Class Z
       Growth Fund                                 Class Z and Advisor Class
       Heitman REIT Fund                           Class Z and Advisor Class
       Large Cap Fund                              Class Z and Advisor Class
       Large Cap Growth Fund                       Class Z and Advisor Class
       Large Cap Growth Concentrated Fund          Class Z and Advisor Class
       Mid-Cap Fund                                Class Z and Advisor Class
       Select Growth Fund                                   Class Z
       Small Cap Fund                              Class Z and Advisor Class
       Strategic Small Company Fund                Class Z and Advisor Class
       TS&W Small Cap Value Fund                            Class Z
       Cash Reserves Fund                                   Class Z
       Dwight Intermediate Fixed Income Fund                Class Z
       Dwight Short Term Fixed Income Fund         Class Z and Advisor Class

This Prospectus contains important information you should know before investing in a Fund and if you are a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

FUND SUMMARIES

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own. A description of each Fund's goal, principal investment strategies, main risks of investing, and fees and expenses are described under each Fund's Summary. Additional information about the Funds' investment strategies begins on page __.

The OMAF II Funds that primarily invest in equities ("Equity Funds") are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income.

The OMAF II Funds that primarily invest in fixed income securities ("Fixed Income Funds") are designed for more conservative investors who seek current income from their investments. These Funds may be suitable for investors who require greater stability of principal than equity funds or who are pursuing a short-term investment goal, such as investing emergency reserves.

INVESTMENT ADVISER AND SUB-ADVISERS

Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Adviser") is the investment adviser for each Fund listed on the cover of this Prospectus. Old Mutual Capital has retained the following sub-advisers to assist in managing the
Funds: Analytic Investors, Inc. ("Analytic"); Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"); CastleArk Management, LLC ("CastleArk"); Columbus Circle Investors ("Columbus Circle"); Copper Rock Capital Partners LLC ("Copper Rock"); Dwight Asset Management Company ("Dwight"); Eagle Asset Management, Inc. ("Eagle"); Heitman Real Estate Securities, LLC ("Heitman"); Liberty Ridge Capital, Inc. ("Liberty Ridge"); Munder Capital Management ("Munder"); Thompson, Siegel & Walmsley, Inc. ("TS&W"); Turner Investment Partners, Inc. ("Turner"); and Wellington Management Company, LLP ("Wellington") (each, a "Sub-Adviser" and collectively, the "Sub-Advisers"). Old Mutual Capital and each Sub-Adviser provide services pursuant to an interim advisory agreement and interim sub-advisory agreements, respectively, approved by the Funds' Board of Trustees (the "Board"), while shareholder approval of new advisory and sub-advisory agreements is sought. For information about the Adviser, Sub-Advisers and their respective advisory and sub-advisory agreements, see page __ of this Prospectus.

[On side panel: What the Funds Are - And Are Not
These Funds are mutual funds - pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. The Funds strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

Market Capitalizations

The Funds that primarily invest in small cap companies will generally maintain an average market capitalization below $2.5 billion, although a Fund may invest in companies outside this range. The Funds that primarily invest in mid-cap companies will normally maintain an average market capitalization between $2.5 billion and $10 billion and the Funds that primarily invest in large cap companies will generally maintain an average market capitalization above $10 billion, although a Fund may invest outside of these ranges.

An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.]

FUND SUMMARIES

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

MORNINGSTAR CATEGORY: LARGE BLEND  SUB-ADVISER: ANALYTIC INVESTORS, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total returns. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the Fund may invest in companies of any size, it generally invests in medium and large-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

The Fund may invest in long and short positions of publicly traded equity securities. The Fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The Fund buys securities "long" that Analytic, the Fund's Sub-Adviser, believes will outperform and sells securities "short" that Analytic believes will underperform. This is not a market neutral strategy.

The Fund generally takes long equity positions equal to approximately 120% of the Fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the Fund's equity assets at the time of investment, although the Fund's long-short exposure will vary over time based on Analytic's assessment of market conditions and other factors. The Fund's long equity exposure ordinarily ranges from 110% to 125% of the Fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund's net assets. The cash received from short sales may be used to invest in long equity positions. Analytic will normally maintain long and short positions such that the Fund's net long equity exposure (i.e. the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund's net assets.

[On side panel:  Selling Short
When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]


MAIN INVESTMENT RISKS


Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund's loss on a long position arises from deceases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could affect its portfolio management.

Leverage Risk. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value ("NAV") greater than without the use of leverage. This could result in increased volatility of returns.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing the changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

Currently, the Fund does not offer Advisor Class shares. Therefore, the performance shown in the bar chart is for the Fund's Class Z shares. The Fund's Class Z shares and Advisor Class shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's Class Z shares and Advisor Class shares would differ only to the extent that that they do not have the same expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                             1996            22.98%
                             1997            29.83%
                             1998            37.82%
                             1999            20.06%
                             2000            -9.33%
                             2001            -6.22%
                             2002           -25.47%
                             2003            29.04%
                             2004             9.24%
                             2005             6.68%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q4 1998    20.50%

WORST QUARTER:   Q3 2002   -18.60%

The table below provides average annual total return information for the Fund's Class Z shares, and includes both before and after tax returns. The Fund's performance is compared to the Standard and Poor's ("S&P") 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      AVERAGE ANNUAL RETURNS AS OF 12/31/05

                                            Past      Past      Past
                                           1 Year   5 Years   10 Years
                                           ------   -------   --------
Analytic U.S. Long/Short Fund - Class Z*
      Before Taxes                          6.68%    1.00%     9.67%

Analytic U.S. Long/Short Fund - Class Z*
      After Taxes on Distributions          6.41%    0.79%     7.66%

Analytic U.S. Long/Short Fund - Class Z*
      After Taxes on Distributions and
      Sale of Fund Shares                   4.34%    0.74%     7.21%

S&P 500 Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)              4.91%    0.54%     9.07%

* Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic and had investment goals, strategies and policies that were substantially similar to the Fund.

Prior to March, 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to March, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                   CLASS Z
                                                                   -------
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND DEDUCTED
DIRECTLY FROM YOUR INVESTMENT)                                     2.00%(1)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                                 0.80%(2)
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                     Not Applicable
--------------------------------------------------------------------------------
   Other Expenses                                                  0.49%(2)
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                               1.29%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                                   -0.19%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                                1.10%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10%. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.10% and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                              YOUR COST

                1 Year   3 Years   5 Years   10 Years
                ------   -------   -------   --------
      Class Z    $112      $350     $650      $1,504

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PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

       Initial Hypothetical $10,000 Investment      5% Assumed Rate of Return

                                   Cumulative      Hypothetical
         Cumulative      Annual   Return After   Year-End Balance
        Return Before   Expense     Fees &            After         Annual Fees
Year   Fees & Expenses   Ratio     Expenses      Fees & Expenses     & Expenses
 1          5.00%        1.10%        3.90%         $  10,390         $    112
 2         10.25%        1.10%        7.95%         $  10,795         $    117
 3         15.76%        1.10%       12.16%         $  11,216         $    121
 4         21.55%        1.29%       16.32%         $  11,632         $    147
 5         27.63%        1.29%       20.64%         $  12,064         $    153
 6         34.01%        1.29%       25.11%         $  12,511         $    159
 7         40.71%        1.29%       29.76%         $  12,976         $    164
 8         47.75%        1.29%       34.57%         $  13,475         $    170
 9         55.13%        1.29%       39.56%         $  13,956         $    177
 10        62.89%        1.29%       44.74%         $  14,474         $    183

Total Gain After Fees and Expenses                  $   4,474

Total Annual Fees & Expenses                                          $  1,503

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OLD MUTUAL BARROW HANLEY VALUE FUND

MORNINGSTAR CATEGORY: LARGE VALUE

                          SUB-ADVISER: BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests in equity securities of large and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of Barrow Hanley, the Fund's Sub-Adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields. Equity securities in which the Fund may invest include common and preferred stocks.


MAIN INVESTMENT RISKS


Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's value style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                               1999      -1.88%
                               2000      44.29%
                               2001      11.93%
                               2002     -10.46%
                               2003      25.46%
                               2004       6.82%
                               2005      -0.99%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q3 2000    20.56%

WORST QUARTER:   Q3 2002   -15.95%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the returns of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                   Since
                                               Past     Past     Inception
                                              1 Year   5 Years   (9/10/98)
                                              ------   -------   ---------
Barrow Hanley Value Fund - Class Z*
      Before Taxes                            -0.99%    5.87%     11.53%

Barrow Hanley Value Fund - Class Z*
      After Taxes on Distributions            -1.85%    4.47%     10.14%

Barrow Hanley Value Fund - Class Z*/**
      After Taxes on Distributions and
      Sale of Fund Shares                      0.12%    4.30%      9.37%

Barrow Hanley Value Fund - Advisor Class***
      Before Taxes                            -1.23%    5.61%     11.27%

S&P 500 Index****
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                 4.91%    0.54%      5.28%

* Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Barrow Hanley Value Fund's Advisor Class was June 30, 2003. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. Data for Class Z shares prior to December 14, 2001 includes performance of a predecessor fund whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund. The cumulative total return of the Advisor Class before taxes from its inception date to December 31, 2005 was 8.48%. The cumulative total returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 8.02% and 7.22%, respectively.

**** The since inception returns for the S&P 500 Index were calculated as of 08/31/98.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                    CLASS Z       ADVISOR CLASS
                                                 --------------   -------------

REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND DEDUCTED DIRECTLY FROM YOUR
INVESTMENT)                                         2.00%(1)         2.00%(1)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                  1.00%(2)         1.00%(2)
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees      Not Applicable      0.25%
--------------------------------------------------------------------------------
   Other Expenses                                   0.50%(2)         0.50%(2)
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers               1.50%            1.75%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                  -0.40%           -0.40%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                  1.10%(3)         1.35%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10% and 1.35% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.10% and 1.35% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                             1 Year   3 Years   5 Years   10 Years
                             ------   -------   -------   --------

             Class Z          $112     $350      $698      $1,681
             Advisor Class    $137     $428      $830      $1,957

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

    Initial Hypothetical $10,000 Investment     5% Assumed Rate of Return

                                 Cumulative     Hypothetical
        Cumulative      Annual  Return After     Year-End
       Return Before   Expense     Fees &      Balance After   Annual Fees
Year  Fees & Expenses   Ratio     Expenses    Fees & Expenses  & Expenses
  1         5.00%       1.10%       3.90%        $  10,390       $   112
  2        10.25%       1.10%       7.95%        $  10,795       $   117
  3        15.76%       1.10%      12.16%        $  11,216       $   121
  4        21.55%       1.50%      16.09%        $  11,609       $   171
  5        27.63%       1.50%      20.15%        $  12,015       $   177
  6        34.01%       1.50%      24.36%        $  12,436       $   183
  7        40.71%       1.50%      28.71%        $  12,871       $   190
  8        47.75%       1.50%      33.21%        $  13,321       $   196
  9        55.13%       1.50%      37.88%        $  13,788       $   203
 10        62.89%       1.50%      42.70%        $  14,270       $   210

Total Gain After Fees and Expenses               $   4,270

Total Annual Fees & Expenses                                     $ 1,680

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

MORNINGSTAR CATEGORY: SPECIALTY - TECHNOLOGY

                                          SUB-ADVISER: COLUMBUS CIRCLE INVESTORS

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in the technology and communications sectors of the stock market. The Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within those sectors. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large firms with established track records in developing, using or marketing scientific advances. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel:  Technology and Communications Industry
Industries in the Technology sector include Application Software, Communications Equipment, Computer Hardware, Computer Storage & Peripherals, Data Processing & Outsourced Services, Electronic Equipment Manufacturers, Electronic Manufacturing Services, Home Entertainment Software, Internet Software & Services, IT Consulting & Services, Office Electronics, Semiconductor Equipment, Semiconductors, Systems Software and Technology Distributors. Industries in the Communications sector include Alternative Carriers, Integrated Telecommunications Services, and Wireless Telecommunication Services.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain industries within the technology and communications sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. The Fund's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition and government regulation.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Small and Mid-Cap Company Risk. The Fund may invest in small and mid-cap companies. While small and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                               1996      54.42%
                               1997       3.32%
                               1998      26.00%
                               1999     243.89%
                               2000     -43.69%
                               2001     -52.38%
                               2002     -54.48%
                               2003      44.91%
                               2004       5.18%
                               2005       9.23%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q4 1999   111.54%

WORST QUARTER:   Q4 2000   -50.95%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the PSE Technology Index(R), a price-weighted index of the top 100 U.S. technology stocks.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                       Past     Past      Past
                                                      1 Year  5 Years   10 Years
                                                      ------  --------  --------
Columbus Circle Technology and Communications Fund -
Class Z
      Before Taxes                                     9.23%   -18.44%    3.46%

Columbus Circle Technology and Communications Fund -
Class Z
      After Taxes on Distributions                     9.23%   -18.44%    2.44%

Columbus Circle Technology and Communications Fund -
Class Z*
      After Taxes on Distributions and
      Sale of Fund Shares                              6.00%   -14.51%    2.91%

Columbus Circle Technology and Communications Fund -
Advisor Class**
      Before Taxes                                     8.97%   -18.64%    3.20%

PSE Technology Index(R)
      (Reflects No Deduction for Fees, Expenses or
      Taxes)                                           7.80%     0.84%   15.62%

* When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

** The inception date of the Old Mutual Columbus Circle Technology & Communications Fund's Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to the Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2005 was -18.62%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distribution and sale of Fund shares from its inception date to December 31, 2005 were -18.62% and -14.63%, respectively.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future. Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                    CLASS Z       ADVISOR CLASS
                                                 --------------   -------------

REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND DEDUCTED  DIRECTLY FROM YOUR
INVESTMENT)                                          2.00%(1)        2.00%(1)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                  0.95%(2)         0.95%(2)
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees      Not Applicable      0.25%
--------------------------------------------------------------------------------
   Other Expenses                                   0.68%(2)         0.67%(2)
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursement and Waivers                1.63%            1.87%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                  -0.18%           -0.17%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                  1.45%(3)         1.70%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.45% and 1.70% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.45% and 1.70% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                             1 Year   3 Years   5 Years   10 Years
                             ------   -------   -------   --------
             Class Z         $  148   $   459   $   833   $  1,885

             Advisor Class   $  173    $  536   $   961   $  2,146

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

    Initial Hypothetical $10,000 Investment     5% Assumed Rate of Return

                                 Cumulative    Hypothetical
        Cumulative      Annual  Return After     Year-End
       Return Before   Expense     Fees &      Balance After   Annual Fees
Year  Fees & Expenses   Ratio     Expenses    Fees & Expenses   & Expenses
  1         5.00%       1.45%       3.55%        $  10,355       $   148
  2        10.25%       1.45%       7.23%        $  10,723       $   153
  3        15.76%       1.45%      11.03%        $  11,103       $   158
  4        21.55%       1.63%      14.77%        $  11,477       $   184
  5        27.63%       1.63%      18.64%        $  11,864       $   190
  6        34.01%       1.63%      22.64%        $  12,264       $   197
  7        40.71%       1.63%      26.77%        $  12,677       $   203
  8        47.75%       1.63%      31.05%        $  13,105       $   210
  9        55.13%       1.63%      35.46%        $  13,546       $   217
 10        62.89%       1.63%      40.03%        $  14,003       $   225

Total Gain After Fees and Expenses               $   4,003

Total Annual Fees & Expenses                                     $ 1,885

OLD MUTUAL EMERGING GROWTH FUND

MORNINGSTAR CATEGORY: SMALL GROWTH

                                  SUB-ADVISER: COPPER ROCK CAPITAL PARTNERS, LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies at the time of purchase with growth characteristics. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Emerging Growth Companies
Growth funds generally focus on stocks of companies believed to have above average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above average prices in relation to such measures as earnings and book value. Emerging growth companies are generally those growth companies that are less mature and appear to have the potential for rapid growth.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Small Company Risk. The Fund primarily invests in small companies. While small companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

Currently, the Fund does not offer Advisor Class shares. Therefore, the performance shown in the bar chart is for the Fund's Class Z shares. The Fund's Class Z shares and Advisor Class shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's Class Z shares and Advisor Class shares would differ only to the extent that that they do not have the same expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                             1996             17.08%
                             1997             -3.67%
                             1998              3.00%
                             1999             48.34%
                             2000            -25.22%
                             2001            -32.56%
                             2002            -47.60%
                             2003             56.62%
                             2004              0.68%
                             2005              6.73%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:               Q4 1999     45.85%

WORST QUARTER:              Q3 2001    -34.44%

The table below provides average annual total return information for the Fund's Class Z shares, and includes both before and after tax returns. The Fund's performance is compared to the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of the securities of 2,000 small cap companies in the Russell 2000(R) Index with greater-than-average growth characteristics.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                               Past      Past      Past
                                              1 Year   5 Years   10 Years
                                              ------   -------   --------
Emerging Growth Fund - Class Z
         Before Taxes                          6.73%    -9.87%     -2.62%

Emerging Growth Fund - Class Z
         After Taxes on Distributions          6.73%    -9.87%     -3.03%

Emerging Growth Fund - Class Z*
         After Taxes on Distributions
         and Sale of Fund Shares               4.37%    -8.10%     -2.24%

Russell 2000(R) Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)              4.15%     2.28%      4.69%

* When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                   CLASS Z
                                                                --------------

REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND DEDUCTED
DIRECTLY FROM YOUR INVESTMENT)                                      2.00%(1)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                                  0.95%(2)
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                     Not Applicable
--------------------------------------------------------------------------------
   Other Expenses                                                   0.52%(2)
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursement and Waivers                                1.47%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                                  -0.17%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                                  1.30%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.30%. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.30% and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                            1 Year   3 Years   5 Years   10 Years
                            ------   -------   -------   --------

           Class Z           $132      $412     $752      $1,711

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

      Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                  Cumulative    Hypothetical
        Cumulative      Annual   Return After     Year-End
       Return Before    Expense     Fees &      Balance After   Annual Fees &
Year  Fees & Expenses    Ratio     Expenses    Fees & Expenses    Expenses
  1         5.00%        1.30%       3.70%        $  10,370        $   132
  2        10.25%        1.30%       7.54%        $  10,754        $   137
  3        15.76%        1.30%      11.52%        $  11,152        $   142
  4        21.55%        1.47%      15.45%        $  11,545        $   167
  5        27.63%        1.47%      19.53%        $  11,953        $   173
  6        34.01%        1.47%      23.75%        $  12,375        $   179
  7        40.71%        1.47%      28.12%        $  12,812        $   185
  8        47.75%        1.47%      32.64%        $  13,264        $   192
  9        55.13%        1.47%      37.32%        $  13,732        $   198
 10        62.89%        1.47%      42.17%        $  14,217        $   205

Total Gain After Fees and Expenses                $   4,217

Total Annual Fees & Expenses                                       $ 1,710

OLD MUTUAL FOCUSED FUND

MORNINGSTAR CATEGORY: LARGE BLEND  SUB-ADVISER: LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with above-average total returns over a 3 to 5 year market cycle. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large cap companies. While the Fund may invest in companies of any market capitalization, the Fund generally invests in large cap companies that Liberty Ridge, the Fund's Sub-Adviser, believes have sustainable long-term growth prospects but are currently trading at modest relative valuations. Equity securities in which the Fund may invest include common and preferred stock.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Small and Mid-Cap Company Risk. The Fund may invest in small or mid-cap companies. While small and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

Currently, the Fund does not offer Advisor Class shares. Therefore, the performance shown in the bar chart is for the Fund's Class Z shares. The Fund's Class Z shares and Advisor Class shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's Class Z shares and Advisor Class shares would differ only to the extent that that they do not have the same expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                            2000            24.81%
                            2001             3.44%
                            2002           -28.63%
                            2003            33.36%
                            2004            14.13%
                            2005             1.93%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:               Q1 2000     29.53%

WORST QUARTER:              Q3 2002    -18.74%

The table below provides average annual total return information for the Fund's Class Z shares, and includes both before and after tax returns. The Fund's performance is compared to the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                   Since
                                               Past      Past    Inception
                                              1 Year   5 Years   (2/12/99)
                                              ------   -------   ---------
Focused Fund - Class Z
         Before Taxes                          1.93%    2.75%      11.51%

Focused Fund - Class Z
         After Taxes on Distributions          1.78%    2.65%      10.86%

Focused Fund - Class Z
         After Taxes on Distributions and
         Sale of Fund Shares                   1.26%    2.30%       9.70%

Russell 3000(R) Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)              6.12%    1.58%       2.31%

* The since inception returns for the Russell 3000(R) Index were calculated as of 01/31/99.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                   CLASS Z
                                                                --------------

REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND DEDUCTED
DIRECTLY FROM YOUR INVESTMENT)                                      2.00%(1)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                                  0.75%(2)
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                     Not Applicable
--------------------------------------------------------------------------------
   Other Expenses                                                   0.72%(2)
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursement and Waivers                                1.47%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                                  -0.32%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                                  1.15%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.15%. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.15% and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                            1 Year   3 Years   5 Years   10 Years
                            ------   -------   -------   --------

           Class Z           $117     $365      $706     $1,670

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

      Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                  Cumulative     Hypothetical
        Cumulative      Annual   Return After     Year-End
       Return Before   Expense      Fees &     Balance After    Annual Fees &
Year  Fees & Expenses   Ratio      Expenses    Fees & Expenses     Expenses
  1         5.00%       1.15%        3.85%        $  10,385        $    117
  2        10.25%       1.15%        7.85%        $  10,785        $    122
  3        15.76%       1.15%       12.00%        $  11,200        $    126
  4        21.55%       1.47%       15.95%        $  11,595        $    168
  5        27.63%       1.47%       20.05%        $  12,005        $    173
  6        34.01%       1.47%       24.28%        $  12,428        $    180
  7        40.71%       1.47%       28.67%        $  12,867        $    186
  8        47.75%       1.47%       33.21%        $  13,321        $    192
  9        55.13%       1.47%       37.92%        $  13,792        $    199
 10        62.89%       1.47%       42.79%        $  14,279        $    206

Total Gain After Fees and Expenses                $   4,279

Total Annual Fees & Expenses                                       $  1,669

OLD MUTUAL GROWTH FUND

MORNINGSTAR CATEGORY: MID-CAP GROWTH

SUB-ADVISERS: MUNDER CAPITAL MANAGEMENT AND TURNER INVESTMENT PARTNERS, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its net assets in equity securities of small and mid-cap companies with favorable growth prospects. Equity securities in which the Fund may invest include common stocks and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Fund primarily invests in small or mid-cap companies. While small and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                        1996             9.82%
                        1997            -3.35%
                        1998             0.59%
                        1999            92.45%
                        2000           -22.99%
                        2001           -34.53%
                        2002           -30.35%
                        2003            25.60%
                        2004             7.69%
                        2005            11.21%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:               Q4 1999            64.55%

WORST QUARTER:              Q3 2000           -32.58%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the Russell Mid-Cap Growth Index and S&P MidCap 400 Index. The unmanaged Russell Mid-Cap Growth Index measures the performance of those securities in the Russell Mid-Cap Index with greater than average growth characteristics. The S&P MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market capitalization, liquidity and industry group representations.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                    Past              Past                Past
                                   1 Year            5 Years            10 Years
                                   ------            -------            --------

Growth Fund - Class Z
   Before Taxes                    11.21%            -7.26%              0.82%

Growth Fund - Class Z
   After Taxes on Distributions    11.21%            -7.26%              0.41%

Growth Fund - Class Z*
   After Taxes on Distributions
   and Sale of Fund Shares          7.29%            -6.02%              0.73%

Growth Fund - Advisor Class**
   Before Taxes                    10.87%            -7.51%              0.57%

Russell Mid-Cap Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)        12.10%             1.38%              9.27%

S&P MidCap 400 Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)        12.55%             8.60%              13.83%

 * When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

** The inception date of the Old Mutual Growth Fund's Advisor Class was August 16, 1996. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2005 was -0.02%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were -0.46% and 0.01%, respectively.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                               CLASS Z          ADVISOR CLASS
                                                            --------------     ---------------
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND
DEDUCTED DIRECTLY FROM YOUR INVESTMENT)                        2.00%(1)           2.00%(1)
----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------
Management Fees                                               0.825%(2)           0.95%(2)
----------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                    Not Applicable         0.25%
----------------------------------------------------------------------------------------------
Other Expenses                                                0.605%(2)           0.48%(2)
----------------------------------------------------------------------------------------------
Total Annual Operating Expenses
Without Reimbursement and Waivers                               1.43%              1.68%
----------------------------------------------------------------------------------------------
Expense (Reduction)/Recoupment                                  -0.33%             -0.33%
----------------------------------------------------------------------------------------------
Total Net Annual Fund Operating Expenses
With Reimbursements and Waivers                                1.10%(3)           1.35%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10% and 1.35% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.10% and 1.35% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                              1 Year      3 Years      5 Years     10 Years
                              ------      -------      -------     --------

      Class Z                  $112         $350        $682        $1,622
      Advisor Class            $137         $428        $814        $1,899

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

                  Initial Hypothetical $10,000 Investment                 5% Assumed Rate of Return

                                                                       Hypothetical
           Cumulative Return                        Cumulative       Year-End Balance
             Before Fees &      Annual Expense     Return After        After Fees &        Annual Fees &
Year           Expenses              Ratio        Fees & Expenses        Expenses            Expenses
  1              5.00%               1.10%             3.90%             $  10,390            $    112
  2             10.25%               1.10%            7.95%%             $  10,795            $    117
  3             15.76%               1.10%            12.16%             $  11,216            $    121
  4             21.55%               1.43%            16.17%             $  11,617            $    163
  5             27.63%               1.43%            20.31%             $  12,031            $    169
  6             34.01%               1.43%            24.61%             $  12,461            $    175
  7             40.71%               1.43%            29.06%             $  12,906            $    181
  8             47.75%               1.43%            33.66%             $  13,366            $    188
  9             55.13%               1.43%            38.44%             $  13,844            $    195
 10             62.89%               1.43%            43.38%             $  14,338            $    202

Total Gain After Fees and Expenses                                       $   4,338

Total Annual Fees & Expenses                                                                  $  1,623

OLD MUTUAL HEITMAN REIT FUND

MORNINGSTAR CATEGORY: SPECIALTY - REAL ESTATE

                                SUB-ADVISER: HEITMAN REAL ESTATE SECURITIES, LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). Heitman, the Fund's Sub-Adviser, considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. The equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: REITs
A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is generally not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. ]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain real estate related industries, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. Real estate industries are particularly sensitive to the following economic factors: interest rate changes or market recessions; over-building in one particular area, changes in zoning laws, or changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents.

REITs Risk. REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                       1996            38.06%
                       1997            21.12%
                       1998           -15.12%
                       1999            -1.16%
                       2000            24.90%
                       2001            10.41%
                       2002             2.60%
                       2003            36.24%
                       2004            34.96%
                       2005            12.32%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:                   Q4 1996             19.39%

WORST QUARTER:                  Q3 2002            -11.00%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the Dow Jones Wilshire Real Estate Securities Index and the S&P 500 Index. The Dow Jones Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                     Past        Past        Past
                                                                    1 Year      5 Years    10 Years
                                                                    ------      -------    --------
Heitman REIT Fund - Class Z*
   Before Taxes                                                     12.32%      18.53%      15.15%

Heitman REIT Fund - Class Z*
   After Taxes on Distributions                                      9.36%      14.86%      11.86%

Heitman REIT Fund - Class Z*/**
   After Taxes on Distributions
   and Sale of Fund Shares                                           9.76%      14.09%      11.41%

Heitman REIT Fund - Advisor Class***/****
   Before Taxes                                                     12.10%      18.19%      14.70%

Dow Jones Wilshire Real Estate Securities Index (float adjusted)
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                                         13.83%      18.99%      15.12%

S&P 500 Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                                          4.91%       0.54%       9.07%

* Data includes performance of a predecessor fund, whose inception date was March 13, 1989.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** Data includes performance of a predecessor fund, whose inception date was May 15, 1995 for the Advisor Class. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to the Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2005 was 15.11%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 11.63% and 11.14%, respectively.

**** The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The Heitman REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the table have been adjusted to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Class' returns after December 14, 2001 reflect the 0.25% 12b-1 fee.

FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                               CLASS Z                 ADVISOR CLASS
                                                            --------------            ---------------
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND           2.00%(1)                  2.00%(1)
DEDUCTED DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------
     Management Fees                                           0.90%(2)                  0.90%(2)
-----------------------------------------------------------------------------------------------------
     Distribution and/or Service (12b-1) Fees               Not Applicable                0.25%
-----------------------------------------------------------------------------------------------------
     Other Expenses                                            0.43%(2)                  0.43%(2)
-----------------------------------------------------------------------------------------------------
     Total Annual Operating Expenses
     Without Reimbursement and Waivers                          1.33%                     1.58%
-----------------------------------------------------------------------------------------------------
     Expense (Reduction)/Recoupment                             -0.08%                    -0.08%
-----------------------------------------------------------------------------------------------------
     Total Net Annual Fund Operating Expenses
     With Reimbursements and Waivers                           1.25%(3)                  1.50%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.25% and 1.50% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.25% and 1.50% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                              1 Year      3 Years      5 Years     10 Years
                              ------      -------      -------     --------

      Class Z                  $127         $268        $414        $  565
      Advisor Class            $153         $474        $837        $1,857

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

                 Initial Hypothetical $10,000 Investment                   5% Assumed Rate of Return

                                                     Cumulative         Hypothetical
           Cumulative              Annual           Return After           Year-End
          Return Before           Expense              Fees &           Balance After       Annual Fees
Year     Fees & Expenses           Ratio              Expenses         Fees & Expenses      & Expenses
  1            5.00%                1.50%              3.50%              $  10,350           $    153
  2           10.25%                1.50%              7.12%              $  10,712           $    158
  3           15.76%                1.50%             10.87%              $  11,087           $    164
  4           21.55%                1.58%             14.66%              $  11,466           $    178
  5           27.63%                1.58%             18.59%              $  11,859           $    184
  6           34.01%                1.58%             22.64%              $  12,264           $    191
  7           40.71%                1.58%             26.84%              $  12,684           $    197
  8           47.75%                1.58%             31.17%              $  13,117           $    204
  9           55.13%                1.58%             35.66%              $  13,566           $    211
 10           62.89%                1.58%             40.30%              $  14,030           $    218

Total Gain After Fees and Expenses                                        $   4,030

Total Annual Fees & Expenses                                                                  $  1,858

OLD MUTUAL LARGE CAP FUND

MORNINGSTAR CATEGORY: LARGE VALUE    SUB-ADVISER: LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                              1997      25.62%
                              1998      34.74%
                              1999      11.06%
                              2000      23.97%
                              2001      -1.41%
                              2002     -24.45%
                              2003      19.12%
                              2004       6.78%
                              2005       1.92%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:       Q4 1998       28.21%

WORST QUARTER:      Q3 2002      -21.27%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                             Since
                                         Past     Past     Inception
                                        1 Year   5 Years   (12/31/96)
                                        ------   -------   ----------
Large Cap Fund - Class Z
   Before Taxes                          1.92%    -0.70%      9.43%

Large Cap Fund - Class Z
   After Taxes on Distributions          1.72%    -0.93%      7.04%

Large Cap Fund - Class Z*
   After Taxes on Distributions and
   Sale of Fund Shares                   1.25%    -0.70%      6.73%

Large Cap Fund - Advisor Class**
   Before Taxes                          1.65%    -0.97%      9.15%

S&P 500 Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)              4.91%     0.54%      7.63%

* When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

** The inception date of the Old Mutual Large Cap Fund's Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2005 was -0.97%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were -1.14% and -0.90%, respectively.

FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                     CLASS Z      ADVISOR CLASS
                                                  --------------  -------------

REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED
   AND DEDUCTED DIRECTLY FROM YOUR INVESTMENT)       2.00%(1)       2.00%(1)
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
   Management Fees                                   0.75%(2)       0.75%(2)
-------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees       Not Applicable    0.25%
-------------------------------------------------------------------------------
   Other Expenses                                    0.51%(2)       0.51%(2)
-------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursement and Waivers                  1.26%         1.51%
-------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                    -0.11%        -0.11%
-------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
      With Reimbursements and Waivers                1.15%(3)       1.40%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.15% and 1.40% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.15% and 1.40% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                    YOUR COST

                1 Year   3 Years   5 Years   10 Years
                ------   -------   -------   --------
Class Z          $117      $365      $658     $1,492
Advisor Class    $143      $443      $791     $1,772

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

   Initial Hypothetical $10,000 Investment         5% Assumed Rate of Return

                                   Cumulative     Hypothetical
      Cumulative Return   Annual  Return After      Year-End
        Before Fees &    Expense     Fees &      Balance After    Annual Fees &
Year     Expenses         Ratio     Expenses    Fees & Expenses      Expenses
  1         5.00%         1.15%       3.85%        $  10,385        $    117
  2        10.25%         1.15%       7.85%        $  10,785        $    122
  3        15.76%         1.15%      12.00%        $  11,200        $    126
  4        21.55%         1.26%      16.19%        $  11,619        $    144
  5        27.63%         1.26%      20.53%        $  12,053        $    149
  6        34.01%         1.26%      25.04%        $  12,504        $    155
  7        40.71%         1.26%      29.72%        $  12,971        $    161
  8        47.75%         1.26%      34.57%        $  13,457        $    167
  9        55.13%         1.26%      39.60%        $  13,960        $    173
 10        62.89%         1.26%      44.82%        $  14,482        $    179

Total Gain After Fees and Expenses                 $   4,482

Total Annual Fees & Expenses                                        $  1,610

OLD MUTUAL LARGE CAP GROWTH FUND

MORNINGSTAR CATEGORY: LARGE GROWTH

SUB-ADVISERS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies with favorable growth prospects. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                          1996      23.28%
                          1997      22.36%
                          1998      30.42%
                          1999      67.06%
                          2000      -0.18%
                          2001     -28.52%
                          2002     -28.80%
                          2003      30.25%
                          2004       8.76%
                          2005       4.43%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:      Q4 1999     59.55%

WORST QUARTER:     Q4 2000    -22.74%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                             Past     Past       Past
                                            1 Year   5 Years   10 Years
                                            ------   -------   --------
Large Cap Growth Fund - Class Z
   Before Taxes                              4.43%    -5.52%     9.47%

Large Cap Growth Fund - Class Z
   After Taxes on Distributions              4.43%    -5.52%     8.56%

Large Cap Growth Fund - Class Z*
   After Taxes on Distributions
   and Sale of Fund Shares                   2.88%    -4.60%     8.15%

Large Cap Growth Fund - Advisor Class**
   Before Taxes                              4.19%    -5.75%     9.20%

Russell 1000(R) Growth Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                  5.26%    -3.58%     6.73%

* When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

** The inception date of the Old Mutual Large Cap Growth Fund's Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2005 was -5.74%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were -5.75% and -4.79%, respectively.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                   CLASS Z        ADVISOR CLASS
                                                --------------   --------------

REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
   EXCHANGED AND DEDUCTED DIRECTLY FROM
   YOUR INVESTMENT)                                2.00%(1)          2.00%(1)
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
   Management Fees                                 0.85%(2)          0.85%(2)
-------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees     Not Applicable       0.25%
-------------------------------------------------------------------------------
   Other Expenses                                  0.48%(2)          0.48%(2)
-------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursement and Waivers               1.33%             1.58%
-------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                 -0.08%            -0.08%
-------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                 1.25%(3)          1.50%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.25% and 1.50% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.25% and 1.50% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                            YOUR COST

                              1 Year   3 Years   5 Years   10 Years
                              ------   -------   -------   --------

              Class Z          $127      $397      $705     $1,579
              Advisor Class    $153      $474      $837     $1,857

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

       Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                  Cumulative    Hypothetical
          Cumulative     Annual  Return After     Year-End
        Return Before   Expense     Fees &      Balance After    Annual Fees &
Year   Fees & Expenses   Ratio     Expenses    Fees & Expenses     Expenses
  1          5.00%       1.25%        3.75%        $  10,375       $    127
  2         10.25%       1.25%        7.64%        $  10,764       $    132
  3         15.76%       1.25%       11.68%        $  11,168       $    137
  4         21.55%       1.33%       15.78%        $  11,578       $    151
  5         27.63%       1.33%       20.02%        $  12,002       $    157
  6         34.01%       1.33%       24.43%        $  12,443       $    163
  7         40.71%       1.33%       29.00%        $  12,900       $    169
  8         47.75%       1.33%       33.73%        $  13,373       $    175
  9         55.13%       1.33%       38.64%        $  13,864       $    181
 10         62.89%       1.33%       43.73%        $  14,373       $    188

Total Gain After Fees and Expenses                 $   4,373

Total Annual Fees & Expenses                                       $  1,580

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND

MORNINGSTAR CATEGORY:  LARGE GROWTH

SUB-ADVISERS:  CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies with favorable growth prospects. Each Sub-Adviser will invest the portion of the Fund it manages in not more than 40 large cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                             1997            32.96%
                             1998            67.83%
                             1999           102.94%
                             2000           -22.08%
                             2001           -35.36%
                             2002           -31.43%
                             2003            32.95%
                             2004             7.41%
                             2005             5.33%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:             Q4 1999           75.65%

WORST QUARTER:            Q4 2000          -33.11%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                            Since
                                                        Past     Past     Inception
                                                       1 Year   5 Years   (11/29/96)
                                                       ------   -------   ----------
Large Cap Growth Concentrated Fund - Class Z
      Before Taxes                                      5.33%    -7.79%      9.68%

Large Cap Growth Concentrated Fund - Class Z
      After Taxes on Distributions                      5.33%    -7.79%      8.69%

Large Cap Growth Concentrated Fund - Class Z*
      After Taxes on Distributions
      and Sale of Fund Shares                           3.46%    -6.45%      8.42%

Large Cap Growth Concentrated Fund - Advisor Class**
      Before Taxes                                      5.06%    -8.01%      9.41%

Russell 1000(R) Growth Index***
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                          5.26%    -3.58%      6.73%

* When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

** The inception date of the Old Mutual Large Cap Growth Concentrated Fund's Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2005 was -8.00%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were -8.00% and -6.62%, respectively.

*** The since inception returns for the Russell 1000(R) Growth Index was calculated as of 11/30/96.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                          CLASS Z       ADVISOR CLASS
                                                       --------------   -------------
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND
DEDUCTED DIRECTLY FROM YOUR INVESTMENT)                   2.00%(1)         2.00%(1)
-------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------
      Management Fees                                     0.90%(2)         0.90%(2)
-------------------------------------------------------------------------------------
      Distribution and/or Service (12b-1) Fees         Not Applicable      0.25%
-------------------------------------------------------------------------------------
      Other Expenses                                      0.57%(2)         0.56%(2)
-------------------------------------------------------------------------------------
      Total Annual Operating Expenses
      Without Reimbursement and Waivers                   1.47%            1.71%
-------------------------------------------------------------------------------------
      Expense (Reduction)/Recoupment                     -0.22%           -0.21%
-------------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses
      With Reimbursements and Waivers                     1.25%(3)         1.50%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.25% and 1.50% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.25% and 1.50% for Class Z and Advisor Class, respectively and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                       YOUR COST

                                  1 Year      3 Years      5 Years     10 Years
                                  ------      -------      -------     --------
              Class Z              $127         $397        $737        $1,697
              Advisor Class        $153         $474        $866        $1,964

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

         Initial Hypothetical $10,000 Investment             5% Assumed Rate of Return

                                                            Hypothetical
      Cumulative Return                    Cumulative     Year-End Balance
        Before Fees &    Annual Expense   Return After      After Fees &    Annual Fees &
Year      Expenses            Ratio      Fees & Expenses      Expenses        Expenses
  1         5.00%             1.25%           3.75%          $  10,375         $    127
  2        10.25%             1.25%           7.64%          $  10,764         $    132
  3        15.76%             1.25%          11.68%          $  11,168         $    137
  4        21.55%             1.47%          15.62%          $  11,562         $    167
  5        27.63%             1.47%          19.70%          $  11,970         $    173
  6        34.01%             1.47%          23.93%          $  12,393         $    179
  7        40.71%             1.47%          28.30%          $  12,830         $    185
  8        47.75%             1.47%          32.83%          $  13,283         $    192
  9        55.13%             1.47%          37.52%          $  13,752         $    199
 10        62.89%             1.47%          42.37%          $  14,237         $    206

Total Gain After Fees and Expenses                           $   4,237

Total Annual Fees & Expenses                                                   $  1,697

OLD MUTUAL MID-CAP FUND

MORNINGSTAR CATEGORY: MID-CAP BLEND SUB-ADVISER: LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Small and Mid-Cap Company Risk. The Fund primarily invests in mid-cap companies and also may invest in smaller companies. While small-cap companies, and to an extent mid-cap companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                             1998             27.84%
                             1999             21.72%
                             2000             26.17%
                             2001              7.79%
                             2002            -19.79%
                             2003             34.53%
                             2004             18.01%
                             2005              6.41%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:                Q4 1998           30.07%

WORST QUARTER:               Q3 2001          -18.53%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the S&P MidCap 400 Index, a widely recognized unmanaged index that measures the performance of 400 mid-cap stocks.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                              Since
                                          Past     Past     Inception
                                         1 Year   5 Years   (4/30/97)
                                         ------   -------   ---------
Mid-Cap Fund - Class Z
      Before Taxes                        6.41%    7.87%     17.54%

Mid-Cap Fund - Class Z
      After Taxes on Distributions        4.38%    7.12%     14.06%

Mid-Cap Fund - Class Z*
      After Taxes on Distributions and
      Sale of Fund Shares                 5.07%    6.58%     13.32%

Mid-Cap Fund - Advisor Class**
      Before Taxes                        6.18%    7.59%     17.25%

S&P MidCap 400 Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)           12.55%    8.60%     13.83%

* When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

** The inception date of the Old Mutual Mid-Cap Fund's Advisor Class was October 31, 2001. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The cumulative total return of the Advisor Class before taxes from its inception date to December 31, 2005 was 10.84%. The cumulative returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 9.92% and 9.12%, respectively.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                           CLASS Z      ADVISOR CLASS
                                                       --------------   -------------
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND
DEDUCTED DIRECTLY FROM YOUR INVESTMENT)                    2.00%(1)         2.00%(1)
-------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------
      Management Fees                                      0.95%(2)         0.95%(2)
-------------------------------------------------------------------------------------
      Distribution and/or Service (12b-1) Fees         Not Applicable       0.25%
-------------------------------------------------------------------------------------
      Other Expenses                                       0.41%(2)         0.41%(2)
-------------------------------------------------------------------------------------
      Total Annual Operating Expenses
      Without Reimbursement and Waivers                    1.36%            1.61%
-------------------------------------------------------------------------------------
      Expense (Reduction)/Recoupment                      -0.16%           -0.16%
-------------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses
      With Reimbursements and Waivers                      1.20%(3)         1.45%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.20% and 1.45% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.20% and 1.45% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                                  1 Year      3 Years      5 Years     10 Years
                                  ------      -------      -------     --------
      Class Z                      $122         $381        $696        $1,591
      Advisor Class                $148         $459        $828        $1,868

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

          Initial Hypothetical $10,000 Investment            5% Assumed Rate of Return

                                                            Hypothetical
      Cumulative Return                    Cumulative     Year-End Balance
        Before Fees &    Annual Expense   Return After      After Fees &    Annual Fees &
Year      Expenses            Ratio      Fees & Expenses      Expenses        Expenses
  1         5.00%             1.20%           3.80%          $  10,380         $    122
  2        10.25%             1.20%           7.74%          $  10,774         $    127
  3        15.76%             1.20%          11.84%          $  11,184         $    132
  4        21.55%             1.36%          15.91%          $  11,591         $    155
  5        27.63%             1.36%          20.13%          $  12,013         $    161
  6        34.01%             1.36%          24.50%          $  12,450         $    166
  7        40.71%             1.36%          29.03%          $  12,903         $    172
  8        47.75%             1.36%          33.73%          $  13,373         $    179
  9        55.13%             1.36%          38.60%          $  13,860         $    185
 10        62.89%             1.36%          43.64%          $  14,364         $    192

Total Gain After Fees and Expenses                           $   4,364

Total Annual Fees & Expenses                                                   $  1,591

OLD MUTUAL SELECT GROWTH FUND

MORNINGSTAR CATEGORY: LARGE GROWTH

SUB-ADVISERS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

INVESTMENT APPROACH

The Fund, a non-diversified Fund, seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with favorable growth prospects. Each Sub-Adviser will invest its portion of the Fund in not more than 40 companies. While the Fund may invest in companies of any market capitalization, the Fund generally invests in large cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Small and Mid-Cap Company Risk. The Fund may invest in small or mid-cap growth companies. While small and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

Currently, the Fund does not offer Advisor Class shares. Therefore, the performance shown in the bar chart is for the Fund's Class Z shares. The Fund's Class Z shares and Advisor Class shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's Class Z shares and Advisor Class shares would differ only to the extent that that they do not have the same expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                                1996      27.99%
                                1997       6.84%
                                1998      19.02%
                                1999     160.89%
                                2000     -24.55%
                                2001     -40.84%
                                2002     -33.95%
                                2003      30.23%
                                2004       6.72%
                                2005       4.24%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q4 1999   130.62%

WORST QUARTER:   Q4 2000   -43.15%

The table below provides average annual total return information for the Fund's Class Z shares, and includes both before and after tax returns. The Fund's performance is compared to the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                        Past      Past      Past
                                       1 Year   5 Years   10 Years
                                       ------   -------   --------
Select Growth Fund - Class Z
   Before Taxes                         4.24%   -10.76%     6.13%

Select Growth Fund - Class Z
   After Taxes on Distributions         4.24%   -10.76%     5.60%

Select Growth Fund - Class Z*
   After Taxes on Distributions and
      Sale of Fund Shares               2.76%    -8.79%     5.33%

Russell 3000(R) Growth Index
   (Reflects No Deduction for
      Fees, Expenses or Taxes)          5.17%    -3.15%     6.48%

* When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                    CLASS Z
                                                                --------------
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND DEDUCTED
DIRECTLY FROM  YOUR INVESTMENT)                                    2.00%(1)
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
   Management Fees                                                 0.90%(2)
------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                     Not Applicable
------------------------------------------------------------------------------
   Other Expenses                                                  0.63%(2)
------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursement and Waivers                                 1.53%
------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                                   -0.28%
------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                                 1.25%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.25%. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.25% and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                          YOUR COST

                            1 Year   3 Years   5 Years    10 Years
                            ------   -------   -------   ---------
                  Class Z    $ 127    $ 397     $ 750     $ 1,748

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

        Initial Hypothetical $10,000 Investment     5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative       Annual   Return After       Year-End
       Return  Before    Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   & Expenses
  1          5.00%        1.25%       3.75%           $ 10,375        $   127
  2         10.25%        1.25%       7.64%           $ 10,764        $   132
  3         15.76%        1.25%      11.68%           $ 11,168        $   137
  4         21.55%        1.53%      15.55%           $ 11,555        $   174
  5         27.63%        1.53%      19.56%           $ 11,956        $   180
  6         34.01%        1.53%      23.71%           $ 12,371        $   186
  7         40.71%        1.53%      28.00%           $ 12,800        $   193
  8         47.75%        1.53%      32.45%           $ 13,245        $   199
  9         55.13%        1.53%      37.04%           $ 13,704        $   206
 10         62.89%        1.53%      41.80%           $ 14,180        $   213

Total Gain After Fees and Expenses                    $  4,180

Total Annual Fees & Expenses                                          $ 1,747

OLD MUTUAL SMALL CAP FUND

MORNINGSTAR CATEGORY: SMALL BLEND

SUB-ADVISERS: EAGLE ASSET MANAGEMENT, INC. AND LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Small Company Risk. The Fund invests primarily in smaller sized companies. While small companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                                1998       1.13%
                                1999      18.63%
                                2000      32.87%
                                2001       4.93%
                                2002     -31.98%
                                2003      38.82%
                                2004      15.60%
                                2005       2.04%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:                Q4 2001           25.70%

WORST QUARTER:               Q3 2002          -22.04%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                            Since
                                        Past     Past     Inception
                                       1 Year   5 Years   (4/30/97)
                                       ------   -------   ---------
Small Cap Fund - Class Z
   Before Taxes                         2.04%    3.17%     12.18%

Small Cap Fund - Class Z
   After Taxes on Distributions         2.04%    3.17%     11.37%

Small Cap Fund - Class Z
   After Taxes on Distributions and
   Sale of Fund Shares                  1.33%    2.72%     10.27%

Small Cap Fund - Advisor Class*
   Before Taxes                         1.79%    2.93%     11.92%

Russell 2000(R) Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)             4.55%    8.22%      8.49%

* The inception date of the Old Mutual Small Cap Fund's Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2005 was 2.93%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 2.93% and 2.51%, respectively.

As of January 1, 2006, certain of the Fund's assets began to be managed by a Sub-Adviser different than the Fund's former adviser, and the Fund's former adviser became a Sub-Adviser to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                    CLASS Z      ADVISOR CLASS
                                                                --------------   -------------
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND DEDUCTED
DIRECTLY FROM YOUR INVESTMENT)                                      2.00%(1)       2.00%(1)
----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------
   Management Fees                                                 1.00%(2)         1.00%(2)
----------------------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                     Not Applicable       0.25%
----------------------------------------------------------------------------------------------
   Other Expenses                                                  0.66%(2)         0.64%(2)
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                                1.66%            1.89%
----------------------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                                   -0.41%           -0.39%
----------------------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursement and Waivers                                  1.25%(3)         1.50%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.25% and 1.50% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.25% and 1.50% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                            1 Year   3 Years   5 Years    10 Years
                            ------   -------   -------   ---------

            Class Z          $ 127    $ 397     $ 780     $ 1,856
            Advisor Class    $ 153    $ 474     $ 906     $ 2,110

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

        Initial Hypothetical $10,000 Investment     5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative       Annual   Return After       Year-End
       Return  Before    Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   & Expenses
  1          5.00%        1.25%        3.75%          $ 10,375         $   127
  2         10.25%        1.25%        7.64%          $ 10,764         $   132
  3         15.76%        1.25%       11.68%          $ 11,168         $   137
  4         21.55%        1.66%       15.41%          $ 11,541         $   188
  5         27.63%        1.66%       19.26%          $ 11,926         $   195
  6         34.01%        1.66%       23.25%          $ 12,325         $   201
  7         40.71%        1.66%       27.36%          $ 12,736         $   208
  8         47.75%        1.66%       31.62%          $ 13,162         $   215
  9         55.13%        1.66%       36.01%          $ 13,601         $   222
 10         62.89%        1.66%       40.55%          $ 14,055         $   230

Total Gain After Fees and Expenses                    $  4,055

Total Annual Fees & Expenses                                           $ 1,855

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

MORNINGSTAR CATEGORY: SMALL GROWTH

SUB-ADVISERS: COPPER ROCK CAPITAL PARTNERS, LLC; EAGLE ASSET MANAGEMENT, INC.;
              AND LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies. The Fund's investments are allocated between companies with growth prospects, companies with value characteristics, and companies that may have growth and value characteristics. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Small Company Risk. The Fund invests primarily in smaller sized companies. While small companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                              1998            2.13%
                              1999           51.79%
                              2000           11.89%
                              2001           -9.97%
                              2002          -33.31%
                              2003           47.21%
                              2004           11.21%
                              2005            5.81%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:           Q4 1999           36.16%

WORST QUARTER:          Q3 1998          -23.48%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                      Since
                                                 Past      Past      Inception
                                                1 Year    5 Years   (12/31/96)
                                                -------   -------   ----------
Strategic Small Company Fund - Class Z
      Before Taxes                               5.81%     0.79%      9.52%

Strategic Small Company Fund - Class Z
      After Taxes on Distributions               5.81%     0.79%      8.17%

Strategic Small Company Fund - Class Z
      After Taxes on Distributions
      and Sale of Fund Shares                    3.78%     0.67%      7.59%

Strategic Small Company Fund - Advisor Class*
      Before Taxes                               5.57%     0.55%      9.26%

Russell 2000(R) Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                   4.55%     8.22%      9.26%

* The inception date of the Old Mutual Strategic Small Company Fund's Advisor Class was August 30, 2002. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the Class Z shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2005 was 16.06%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 16.06% and 13.98%, respectively.

As of January 1, 2006, certain of the Fund's assets began to be managed by Sub-Advisers different than the Fund's former adviser, and the Fund's former adviser became a Sub-Adviser to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                    CLASS Z       ADVISOR CLASS
                                                --------------   ---------------

REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND DEDUCTED DIRECTLY FROM YOUR
INVESTMENT)                                        2.00%(1)         2.00%(1)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                 0.95%(2)         0.95%(2)
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees     Not Applicable      0.25%
--------------------------------------------------------------------------------
   Other Expenses                                  0.58%(2)         0.58%(2)
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursement and Waivers               1.53%            1.78%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                 -0.18%           -0.18%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                 1.35%            1.60%

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.35% and 160% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.35% and 160% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                             1 Year   3 Years   5 Years   10 Years
                             ------   -------   -------   --------

             Class Z          $137     $428      $780      $1,775
             Advisor Class    $163     $505      $911      $2,047

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

        Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative       Annual   Return After      Year-End
        Return Before    Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   & Expenses
  1          5.00%        1.35%        3.65%          $10,365          $  137
  2         10.25%        1.35%        7.43%          $10,743          $  142
  3         15.76%        1.35%       11.35%          $11,135          $  148
  4         21.55%        1.53%       15.22%          $11,522          $  173
  5         27.63%        1.53%       19.22%          $11,922          $  179
  6         34.01%        1.53%       23.35%          $12,335          $  186
  7         40.71%        1.53%       27.63%          $12,763          $  192
  8         47.75%        1.53%       32.06%          $13,206          $  199
  9         55.13%        1.53%       36.65%          $13,665          $  206
 10         62.89%        1.53%       41.39%          $14,139          $  213

Total Gain After Fees and Expenses                    $ 4,139

Total Annual Fees & Expenses                                           $1,775

OLD MUTUAL TS&W SMALL CAP VALUE FUND

MORNINGSTAR CATEGORY: SMALL BLEND  SUB-ADVISER: THOMSON, SIEGEL & WALMSLEY, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies with value characteristics. The securities held in the Fund are primarily common stocks that TS&W, the Fund's Sub-Adviser, believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Effective December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund closed to new investors. Only the following investments into the Fund will be accepted: additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day; new and subsequent investment made by directors, officers and employees of the Fund's Adviser and its affiliates; and new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Small Size Company Risk. The Fund primarily invests in small size companies. While small size companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a mid-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's value style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

Currently, the Fund does not offer Advisor Class shares. Therefore, the performance shown in the bar chart is for the Fund's Class Z shares. The Fund's Class Z shares and Advisor Class shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's Class Z shares and Advisor Class shares would differ only to the extent that that they do not have the same expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                              2001           17.63%
                              2002           -0.86%
                              2003           43.24%
                              2004           30.60%
                              2005            8.43%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:           Q2 2003           18.82%

WORST QUARTER:          Q3 2002          -15.85%

Data prior to July 25, 2003 includes performance of a predecessor fund whose inception date was July 31, 2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the 1940 Act, nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

The table below provides average annual total return information for the Fund's Class Z shares, and includes both before and after tax returns. The Fund's performance is compared to the Russell 2000(R) Value Index, a widely recognized, unmanaged index that tracks the performance of the 2,000 small cap companies in the Russell 2000(R) Value Index with lower price-to-book ratios and lower forecasted growth values.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                       Since
                                                 Past      Past      Inception
                                                1 Year    5 Years    (7/31/00)
                                                -------   -------   ----------
TS&W Small Cap Value Fund - Class Z
      Before Taxes                               8.43%    18.79%      20.91%

TS&W Small Cap Value Fund - Class Z*
      After Taxes on Distributions               6.60%    18.27%        N/A

TS&W Small Cap Value Fund - Class Z*
      After Taxes on Distributions and
      Sale of Fund Shares                        7.09%    16.53%        N/A

Russell 2000(R) Value Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                   4.71%    13.55%      15.05%

* Since Inception returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor fund was not registered under the 1940 Act and, unlike a registered investment company, not required to make distributions. The average annual total return of the Class Z before taxes from its inception date of July 25, 2003, to December 31, 2005, was 25.32%. The average annual total returns of the Class Z after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date (July 25, 2003) to December 31, 2005 were 24.18% and 21.72%, respectively.


FEES AND EXPENSES


The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                               CLASS Z
                                                               -------

REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED
AND DEDUCTED DIRECTLY FROM YOUR INVESTMENT)                   2.00%(1)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                            1.10%(2)
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                Not Applicable
--------------------------------------------------------------------------------
   Other Expenses                                             0.40%(2)
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                         1.50%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                            -0.20%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                            1.30%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

t
                                       77

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.30%. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.30% and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                             1 Year   3 Years   5 Years   10 Years
                             ------   -------   -------   --------

             Class Z          $132     $412      $758      $1,736

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

        Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative       Annual   Return After      Year-End
        Return Before    Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   & Expenses
  1          5.00%        1.30%        3.70%          $10,370          $  132
  2         10.25%        1.30%        7.54%          $10,754          $  137
  3         15.76%        1.30%       11.52%          $11,152          $  142
  4         21.55%        1.50%       15.42%          $11,542          $  170
  5         27.63%        1.50%       19.46%          $11,946          $  176
  6         34.01%        1.50%       23.64%          $12,364          $  182
  7         40.71%        1.50%       27.97%          $12,797          $  189
  8         47.75%        1.50%       32.45%          $13,245          $  195
  9         55.13%        1.50%       37.08%          $13,708          $  202
 10         62.89%        1.50%       41.88%          $14,188          $  209

Total Gain After Fees and Expenses                    $ 4,188

Total Annual Fees & Expenses                                           $1,734

OLD MUTUAL CASH RESERVES FUND

SUB-ADVISER: WELLINGTON MANAGEMENT COMPANY, LLP

INVESTMENT APPROACH

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity. To pursue this goal, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Wellington, the Fund's Sub-Adviser, believes offer the most attractive income potential without undue risk.

[On side panel: Money Market
Money Market is the securities market that exists to provide very short term funding to corporations, municipalities and the U.S. government. The money market specializes in debt securities that mature in less than one year.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Interest Rate Risk. When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tends to reduce its yield.

Credit Risk. The value of debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principle payments, or both, as they become due.

Inflation Risk. Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

Currently, the Fund does not offer Advisor Class shares. Therefore, the performance shown in the bar chart is for the Fund's Class Z shares. The Fund's Class Z shares and Advisor Class shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's Class Z shares and Advisor Class shares would differ only to the extent that that they do not have the same expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                              1996     4.91%
                              1997     5.08%
                              1998     5.00%
                              1999     4.60%
                              2000     5.96%
                              2001     3.58%
                              2002     1.11%
                              2003     0.40%
                              2004     0.54%
                              2005     2.45%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:                Q3 2000            1.55%

WORST QUARTER:               Q2 2004            0.06%

The table below provides average annual total return information for the Fund's Class Z shares. The Fund's performance is compared to the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                      Past      Past       Past
                                     1 Year    5 Years   10 Years
                                     ------    -------   --------
Cash Reserves Fund - Class Z
      Before Taxes                    2.45%     1.60%     3.34%

Lipper Money Market Funds Average
      (Reflects No Deduction for
      Fees, Expenses or Taxes)        2.66%     1.83%     3.49%

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                         CLASS Z
                                                         -------

REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED     Not Applicable
AND DEDUCTED DIRECTLY FROM YOUR INVESTEMENT)
---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------
   Management Fees                                      0.40%(1)
---------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees          Not Applicable
---------------------------------------------------------------------
   Other Expenses                                       0.47%(1)
---------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursement and Waivers                    0.87%
---------------------------------------------------------------------
   Expense (Reduction)/Recoupment                      -0.14%
---------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                      0.73%(2)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(2) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.73%. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 0.73% and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                            1 Year   3 Years   5 Years   10 Years
                            ------   -------   -------   --------

            Class Z          $ 75     $ 233     $ 439     $ 1,032

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

         Initial Hypothetical $10,000 Investment     5% Assumed Rate of Return

                                      Cumulative      Hypothetical
       Cumulative Return    Annual   Return After       Year-End       Annual
         Before Fees &     Expense      Fees &       Balance After     Fees &
Year       Expenses         Ratio      Expenses     Fees & Expenses   Expenses
  1          5.00%          0.73%        4.27%          $ 10,427      $     75
  2         10.25%          0.73%        8.72%          $ 10,872      $     78
  3         15.76%          0.73%       13.36%          $ 11,336      $     81
  4         21.55%          0.87%       18.05%          $ 11,805      $    101
  5         27.63%          0.87%       22.92%          $ 12,292      $    105
  6         34.01%          0.87%       28.00%          $ 12,780      $    109
  7         40.71%          0.87%       33.29%          $ 13,329      $    114
  8         47.75%          0.87%       38.79%          $ 13,880      $    118
  9         55.13%          0.87%       44.52%          $ 14,452      $    123
 10         62.89%          0.87%       50.49%          $ 15,049      $    128

Total Gain After Fees and Expenses                      $  5,049

Total Annual Fees & Expenses                                          $  1,032

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

MORNINGSTAR CATEGORY: INTERMEDIATE-TERM BOND

                                   SUB-ADVISERS: DWIGHT ASSET MANAGEMENT COMPANY

INVESTMENT APPROACH

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The Fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The Fund's investment duration typically ranges from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index. The Fund's dollar weighted average maturity will typically be between 3 and 10 years.

[On side panel: Bonds and Maturity
A bond is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date. Maturity is the length of time until a bond or other debt instrument "matures" or becomes due and payable.

Duration

Duration is a measure that enables fixed income securities of different maturities and coupon rates to be compared. Duration measures the expected life of a fixed income security and is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in the interest rate.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac") and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

Interest Rate Risk. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

High Yield Risk. The Fund may invest in high yield securities (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund's ability to sell these securities (liquidity risk). If the user or a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

Currently, the Fund does not offer Advisor Class shares. Therefore, the performance shown in the bar chart is for the Fund's Class Z shares. The Fund's Class Z shares and Advisor Class shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's Class Z shares and Advisor Class shares would differ only to the extent that that they do not have the same expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                             2004               5.17%
                             2005               2.69%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:                Q3 2004            2.31%

WORST QUARTER:               Q2 2004            0.32%

The table below provides average annual total return information for the Fund's Class Z shares, and includes both before and after tax returns. The Fund's performance is compared to the Lehman Intermediate U.S. Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                      Past    Since Inception
                                                     1 Year      (7/31/03)
                                                     ------   ---------------
Dwight Intermediate Fixed Income Fund - Class Z
      Before Taxes                                    2.69%        5.29%

Dwight Intermediate Fixed Income Fund - Class Z
      After Taxes on Distributions                    1.28%        3.56%

Dwight Intermediate Fixed Income Fund - Class Z*
      After Taxes on Distributions and
      Sale of Fund Shares                             1.76%        3.51%

Lehman Intermediate U.S. Aggregate Bond Index
      (Reflects No Deduction for Fees,
      Expenses or Taxes)                              2.01%        3.19%

* When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                         CLASS Z
                                                         -------
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED        2.00%(1)
AND DEDUCTED DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------
   Management Fees                                      0.45%(2)
-------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees          Not Applicable
-------------------------------------------------------------------
   Other Expenses                                       1.30%(2)
-------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                   1.75%
-------------------------------------------------------------------
   Expense (Reduction)/Recoupment                      -0.90%
-------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursement and Waivers                       0.85%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.85%. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 0.85% and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                          1 Year   3 Years   5 Years   10 Years
                          ------   -------   -------   --------

            Class Z        $ 87     $ 271     $ 680     $ 1,822

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

         Initial Hypothetical $10,000 Investment     5% Assumed Rate of Return

                                      Cumulative      Hypothetical
       Cumulative Return    Annual   Return After       Year-End       Annual
         Before Fees &     Expense      Fees &       Balance After     Fees &
Year       Expenses         Ratio      Expenses     Fees & Expenses   Expenses
  1          5.00%          0.85%        4.15%          $ 10,415      $     87
  2         10.25%          0.85%        8.47%          $ 10,847      $     90
  3         15.76%          0.85%       12.97%          $ 11,297      $     94
  4         21.55%          1.75%       16.65%          $ 11,665      $    201
  5         27.63%          1.75%       20.44%          $ 12,044      $    207
  6         34.01%          1.75%       24.35%          $ 12,435      $    214
  7         40.71%          1.75%       28.39%          $ 12,839      $    221
  8         47.75%          1.75%       32.56%          $ 13,256      $    228
  9         55.13%          1.75%       36.87%          $ 13,687      $    236
 10         62.89%          1.75%       41.32%          $ 14,132      $    243

Total Gain After Fees and Expenses                      $  4,132

Total Annual Fees & Expenses                                          $  1,821

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

MORNINGSTAR CATEGORY: SHORT-TERM BOND

                                   SUB-ADVISERS: DWIGHT ASSET MANAGEMENT COMPANY

INVESTMENT APPROACH

The Fund seeks to provide investors with a high level of current income consistent with maintaining a relatively high degree of stability of shareholders' capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by Standard & Poor's ("S&P"), Aaa by Moody's Investor Service, Inc. ("Moody's") or deemed equivalent by Dwight, the Fund's Sub-Adviser. The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities rated between AA and BBB by S&P or Aa and Baa by Moody's.

U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association ("Ginnie Mae") pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury. Other debt securities in which the Fund may invest include income producing securities such as U.S. corporate bonds, mortgage- and asset-backed securities, and bonds of dollar denominated foreign issuers.

The weighted average maturity of the Fund will vary depending on an evaluation of market conditions, patterns and trends by the Fund's Sub-Adviser, but will typically be less than 3 years. There are no limitations on the maturity of any individual issues in the Fund.

[On side panel: Credit Ratings
Many debt securities are assigned credit ratings by agencies such as S&P or Moody's that evaluate the quality of publicly offered debt. The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB. Securities with these credit ratings are generally considered investment grade. Lower rated securities, rated BB or Ba or lower are called "high yield" or "junk bonds."]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principle and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac") and Tennessee Valle Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

Interest Rate Risk. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class Z shares. Performance for Advisor Class shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                            2000              6.78%
                            2001              6.05%
                            2002              4.57%
                            2003              3.54%
                            2004              1.91%
                            2005              2.11%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:         Q3 2000    1.74%

WORST QUARTER:        Q4 2004   -0.02%

The table below provides average annual total return information for the Fund's Class Z and Advisor Class shares compared to the Merrill Lynch U.S. Treasuries, 1-3 years, an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years.

After tax performance is shown only for Class Z shares. After tax performance for Advisor Class shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   ANNUAL AVERAGE TOTAL RETURNS AS OF 12/31/05

                                                                         Since
                                                       Past 1  Past 5  Inception
                                                        Year   Years   (8/31/99)
                                                       ------  ------  ---------

Dwight Short Term Fixed Income Fund - Class Z*          2.11%   3.62%    4.29%

Dwight Short Term Fixed Income Fund - Class Z*/**
      After Taxes on Distributions                      1.08%    N/A      N/A

Dwight Short Term Fixed Income Fund - Class Z*/**
      After Taxes on Distributions and
      Sale of Fund Shares                               1.36%    N/A      N/A

Dwight Short Term Fixed Income Fund - Advisor Class*
      Before Taxes                                      1.84%   3.47%    4.11%

Merrill Lynch U.S. Treasuries, 1-3 years
      (Reflects No Deduction for                        1.08%   2.11%    2.51%
      Fees, Expenses or Taxes)

* Data includes performance of a predecessor fund whose inception date was August 31, 1999. The predecessor fund was managed by Dwight and had investment goals, strategies and policies that were substantially similar to the Fund prior to October 1, 2004.

** Average annual total returns after taxes on distributions and after taxes and distributions and sale of Fund shares are shown only for the past year because until October 19, 2004, Fund shares were sold only to individual retirement accounts.

On October 1, 2004, the Fund's shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                          CLASS Z      ADVISOR CLASS
                                                          -------      -------------
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED
AND DEDUCTED DIRECTLY FROM YOUR INVESTMENT)              2.00%(1)        2.00%(1)
-----------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------
   Management Fees                                       0.45%(2)        0.45%(2)
-----------------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees           Not Applicable     0.25%
-----------------------------------------------------------------------------------------
   Other Expenses                                        0.52%(2)        0.53%(2)
-----------------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                    0.97%           1.23%
-----------------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                       -0.27%          -0.28%
-----------------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                       0.70%(3)        0.95%(3)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading - Redemption Fees" section of this Prospectus for more details.

(2) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(3) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.70% and 0.95% for Class Z and Advisor Class, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 0.70% and 0.95% for Class Z and Advisor Class, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


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EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                     YOUR COST

                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
       Class Z           $72      $224      $453     $1,111
       Advisor Class     $97      $303      $590     $1,410

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns for Class Z shares over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any Distribution Fees and/or Service Fees. If Distribution and/or Service Fees were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

    Initial Hypothetical $10,000 Investment         5% Assumed Rate of Return

                                    Cumulative     Hypothetical
         Cumulative      Annual    Return After      Year-End
       Return Before     Expense     Fees &        Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   & Expenses
  1         5.00%         0.70%        4.30%         $  10,430        $    72
  2        10.25%         0.70%        8.78%         $  10,878        $    75
  3        15.76%         0.70%       13.46%         $  11,346        $    78
  4        21.55%         0.97%       18.04%         $  11,804        $   112
  5        27.63%         0.97%       22.79%         $  12,279        $   117
  6        34.01%         0.97%       27.74%         $  12,774        $   122
  7        40.71%         0.97%       32.89%         $  13,289        $   126
  8        47.75%         0.97%       38.24%         $  13,824        $   132
  9        55.13%         0.97%       43.82%         $  14,382        $   137
 10        62.89%         0.97%       49.61%         $  14,961        $   142

Total Gain After Fees and Expenses                   $   4,961

Total Annual Fees & Expenses                                          $ 1,113


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MORE ABOUT THE FUNDS


INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the foregoing Fund summaries. This section of the Prospectus discusses those and other investment strategies used by the Funds in greater detail and describes additional risks associated with an investment in the Funds. The Statement of Additional Information ("SAI") contains more detailed information about the Funds' investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the SAI.

ANALYTIC'S INVESTMENT STRATEGIES - OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

Analytic selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

      o     Maximize expected return for the Fund;


      o     Minimize expected volatility relative to its benchmark; and
      o Diversify the assets of the Fund among industries, sectors, and individual securities.


Analytic monitors the stocks held by the Fund on a real-time basis for developments such as news events or significant changes in fundamental factors. Using its system, Analytic strives to assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors is similar to that of its investment universe.

BARROW HANLEY'S INVESTMENT STRATEGIES - OLD MUTUAL BARROW HANLEY VALUE FUND

Barrow Hanley uses traditional methods of stock selection - research and analysis - to identify undervalued securities and searches for companies that have price to earnings and price to book ratios below the market and that have above average dividend yields. Barrow Hanley's investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors due to internal or external challenges judged to be short-term in nature. Barrow Hanley's process seeks to identify the reasons for a temporary undervaluation of a company's shares and believes that value can be added through individual stock selection.

Barrow Hanley utilizes risk management tools to help ensure that the Fund is not over-exposed to particular market segments. Barrow Hanley is a "bottom-up" value manager meaning it analyzes the fundamentals of companies one at a time rather than focusing on broader market themes. Sector and industry weightings are a residual of its investment process. Barrow Hanley expects to fully invest the assets of the Fund. Consequently, cash reserves are normally expected to be less than 5% of the Fund's total assets.


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CASTLEARK'S INVESTMENT STRATEGIES - OLD MUTUAL LARGE CAP GROWTH CONCENTRATED,
LARGE CAP GROWTH AND SELECT GROWTH FUNDS

CastleArk's investment process consists of three disciplines: a qualitative identification of companies with desirable stock traits, a quantitative valuation analysis, and a quantitative diversification analysis.

      o Identification. CastleArk identifies companies that offer the best opportunities by looking for companies that (1) are growing, are highly-profitable, and dominate in their industries, (2) possess proprietary products, unique assets or an innovative approach to marketing, and (3) are capable, through outstanding management and otherwise, to produce superior returns on invested capital. Applying these criteria to a universe of approximately 800 growth stocks, CastleArk identifies around 200 dominant companies that it tracks for further consideration. Generally, about 10% of this list's dominant companies changes from year to year.

      o Valuation. CastleArk determines target price-to-earnings ratios on a company-by-company basis through the use of its proprietary Earnings Life Cycle model. By use of this model, CastleArk compares the relative attractiveness of each of the dominant companies based on such factors as: (1) historical and projected earnings growth; (2) earnings stability; (3) return on invested capital; (4) P/E (price to earnings) ratios relative to S&P 500 averages; (5) earnings growth relative to S&P 500 averages; and (6) the beta of the stock (essentially, the variability of returns of the stock compared to returns of the market as a whole). CastleArk then classifies the dominant companies according to whether they are an "emerging growth", a "consistent growth" or a "cyclical growth" company. Next, CastleArk determines a fair value for each company and, by comparing this to the stock price of the company, CastleArk creates a ranking of each dominant company by the degree of under- or over-valuation.

      o Diversification. Stocks of highly-ranked, dominant companies do not automatically become part of the portfolio. By considering factors such as industry and sector, company size (distribution of companies between "emerging", "consistent", and "cyclical" growth), liquidity (market impact costs of a buy or a sell), and market sensitivity of the portfolio (the portfolio's beta), CastleArk quantitatively assesses the risk each individual stock has on the total portfolio. CastleArk's diversification analysis also provides an overall risk framework that allows its portfolio to be "benchmarked" or compared with a target objective.

COLUMBUS CIRCLE'S INVESTMENT STRATEGY - OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

Columbus Circle's investment process is based on a growth-oriented process that uses fundamental research to evaluate growth and company quality. Columbus Circle's process is based on the premise that companies doing better than expected will have rising securities prices while companies producing less than expected results will not. Columbus Circle refers to its discipline as positive momentum and positive surprise.

Columbus Circle focuses its research on finding positive momentum and positive surprise and strives to invest in companies that exceed investor expectations. Through careful analysis of company fundamentals in the context of the prevailing economic environment, Columbus Circle selects companies that meet its criteria. Columbus Circle believes that when a company demonstrates positive momentum and positive surprise in its business progress, its share price has historically continued on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock has historically outperformed the market. Columbus Circle closely monitors a company's progress versus expectations in evaluating whether to purchase a stock.


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COPPER ROCK'S INVESTMENT STRATEGIES - OLD MUTUAL STRATEGIC SMALL COMPANY AND
EMERGING GROWTH FUNDS

Copper Rock generates its initial investment ideas from a number of sources, including proprietary methods and screens, and bottom-up themes. In selecting companies, Copper Rock favors entrepreneurial companies that appear to be reasonably valued. Copper Rock's investment process seeks to add value through bottom-up stock selection and in-depth fundamental research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position, and business strategy. Copper Rock looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. Sector weights result from Copper Rock's bottom-up stock selection process.

DWIGHT'S INVESTMENT STRATEGIES - OLD MUTUAL INTERMEDIATE FIXED INCOME AND SHORT TERM FIXED INCOME FUNDS

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight selects securities through an active strategy focused primarily on relative yield, sector and asset class allocation, and duration management. Dwight looks for relative value in certain parts of the yield curve and seeks to enhance yield through selective allocation among various asset classes. Dwight also evaluates the potential performance of various market sectors and allocates investments among those sectors it believes will perform best. Dwight also reviews individual securities to identify issuers and issues that it believes will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within a Fund's overall limits.

EAGLE'S INVESTMENT STRATEGIES - OLD MUTUAL STRATEGIC SMALL COMPANY AND SMALL CAP FUNDS

Eagle searches for smaller, less visible companies with unique business concepts or niche products that are reasonably priced and positioned for growth. Eagle's small cap core investment strategy employs in depth, rigorous research, intensive analysis and thorough, bottom-up stock selection to identify consistently growing companies that are reasonably priced.

The driving force behind each of Eagle's investment decisions is to look beyond price-to-earnings multiples and stated growth rates to buy companies that have sustainable competitive advantages. Eagle seeks to gain a thorough understanding of a company's management, business plan, financials, real rate of growth and competitive threats and advantages.

Eagle focuses on companies that are low-cost producers; those with high barriers to entry, those with strong management teams; those with recurring revenue streams; and those with conservative accounting. Other criteria include a catalyst for accelerated growth; earnings-per-share growth greater than 15%; reasonable price-to-earnings ratio relative to growth rate; high or expanding return on equity and high or expanding operating margins relative to peer group.

HEITMAN'S INVESTMENT STRATEGIES - OLD MUTUAL HEITMAN REIT FUND

Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures such as multiple to cash flow as well as relative value.

Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels. Heitman generally expects cash reserves to be less than 5% of the Old Mutual Heitman Real Estate Fund's total assets and generally expects to hold between 30 and 50 securities.


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LIBERTY RIDGE'S INVESTMENT STRATEGY - OLD MUTUAL STRATEGIC SMALL COMPANY,
FOCUSED, LARGE CAP, MID-CAP AND SMALL CAP FUNDS

Liberty Ridge's core investment process is driven by fundamental research and a multi-factor model that screens companies with attractive valuations relative to the sector and the market, near-term business dynamics, and long-term earnings growth. These securities are generally trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity. Liberty Ridge believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

MUNDER'S INVESTMENT STRATEGIES - OLD MUTUAL GROWTH FUND

Munder's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

Munder portfolio managers generally choose the Fund's investments by reviewing the earnings growth of all publicly traded mid-cap companies over the past three years and selecting companies from within that universe. Investment decisions are primarily based on:

      o     Above-average, consistent earnings growth;
      o     Financial stability; o Relative valuation;
      o     Strength of industry position and management team; and
      o     Price changes compared to the S&P MidCap 400 Index.

Sector weights are also targeted to be similar to those of the S&P MidCap 400 Index in an effort to highlight stock selection and manage sector risk.

TS&W'S INVESTMENT STRATEGIES - OLD MUTUAL TS&W SMALL CAP VALUE FUND

TS&W's small cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.


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


Established positions in the portfolio are ranked daily for expected return and are reviewed periodically in the same manner to re-examine their fundamental and valuation characteristics, with the research meeting again serving as a forum for the discussion of each existing stock's place in the portfolio.

TURNER'S INVESTMENT STRATEGIES - OLD MUTUAL GROWTH, LARGE CAP GROWTH CONCENTRATED, LARGE CAP GROWTH AND SELECT GROWTH FUNDS

Turner's investment strategy focuses on stock selection and a bottom-up strategy that blends quantitative, fundamental, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, favorable trading volume, and price patterns. Each security is subjected to three separate evaluation criteria: fundamental analysis (approximately 80%), quantitative screening (approximately 10%) and technical analysis (approximately 10%).

Turner's investment philosophy and process lead it to create equity portfolios that are generally fully invested at all times and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark. Turner believes it is difficult, if not impossible, to accurately anticipate the market's moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, Turner helps ensure that its portfolios are positioned to benefit from rapid changes in market sentiment. In addition, by purchasing only those securities Turner believes are the best stocks within each sector, it seeks to minimize the impact of poorly performing sectors on the overall portfolio. These disciplines help to reduce risks associated with sector rotation and market timing, and allow the investment team to focus efforts primarily on stock selection.

The heart of Turner's stock selection process is fundamental analysis. Turner invests in companies whose fundamentals support:

      o     a rate of growth that exceeds their industry peers;
      o     earnings that meet or exceed market consensus estimates; and
      o     earnings estimates that are being revised upwards.

Fundamental analysis helps determine if the companies Turner follows will exceed, meet, or fall short of consensus earnings expectations. The research analysts meet with company management, talk to industry experts and competitors, and attend trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings.

While the primary focus is on fundamental analysis, Turner also uses a proprietary computer model to assess a universe of approximately 5,000 companies of varying capitalizations based on multiple earnings growth and valuation factors. Turner's analysts screen securities within sector and market capitalization groups, using factors appropriate for each specific group. Technical analysis is also used to evaluate trends in trading volume and price patterns for individual stocks. This helps the investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause analysts to revisit fundamentals.

WELLINGTON'S INVESTMENT STRATEGIES - OLD MUTUAL CASH RESERVES FUND

Wellington uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.


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MORE ABOUT INVESTMENT STRATEGIES AND RISKS

FOREIGN SECURITIES. While the Funds generally emphasize investments in securities traded in the U.S., a Fund may invest in foreign-traded securities. The Analytic U.S. Long/Short Fund may invest up to 20% of its assets in foreign securities. The other Funds may invest up to 15% of assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States and are not traded in the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRS. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of the limitations stated above under Foreign Securities.

FIXED-INCOME SECURITIES. While the Equity Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

SECURITIES THAT ARE NOT READILY MARKETABLE. Each Fund (other than the Cash Reserves Fund) may invest up to 15% of its net assets in securities that are "illiquid." The Cash Reserves Fund may invest up to 10% of its net assets in securities that are illiquid. A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 10% and 15% limits.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act. A Fund's purchase of securities of other investment companies may result in the payment of additional management and distribution fees.


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DERIVATIVES. A Fund may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund's other investments.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

FUND TURNOVER. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. In addition, the sale of Fund securities may generate capital gains, which, when distributed, may be taxable to you.

NON-FUNDAMENTAL POLICY

Each of the Columbus Circle Technology and Communications, Emerging Growth, Focused, Large Cap, Large Cap Growth, Large Cap Growth Concentrated, Mid-Cap, Select Growth, Small Cap, and Strategic Small Company Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SUB-ADVISER ALLOCATIONS

For Funds that employ multiple Sub-Advisers, Old Mutual Capital will allocate the assets of the Fund according to the Fund's particular investment mandate. Currently the investment mandate for each of the Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Select Growth Fund and Old Mutual Small Cap Fund provides that each sub-adviser will manage between 45% and 55% of the Fund's assets. The investment mandate for the Old Mutual Strategic Small Company Fund provides that the Sub-Adviser managing the "growth" sleeve will manage between 45% and 55% of the Fund's assets and the two Sub-Advisers managing the "core" sleeve will manage between 20% and 30% of the Fund's assets. Old Mutual Capital will monitor the allocation of assets among the Sub-Advisers and will re-allocate a Fund's assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets will be accomplished by allocating purchase or redemption proceeds to a particular Sub-Adviser and, if necessary, reallocating cash or securities to a particular Sub-Adviser.


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DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the OMAF II policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI.

THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Old Mutual Capital, located at 4643 S. Ulster Street, 6th Floor, Denver, Colorado 80237, is the investment Adviser for each Fund. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Since 2004, Old Mutual Capital has been the investment Adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. Old Mutual Capital has also been appointed by the Board as investment Adviser to the Old Mutual Insurance Series Fund portfolios, subject to shareholder approval. Old Mutual Capital currently manages approximately $4.4 billion in mutual fund assets as of January 1, 2006.

As investment Adviser, Old Mutual Capital oversees the investment decisions made by the Sub-Advisers for the Funds, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisers. Old Mutual Capital also oversees the Sub-Advisers' compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital allocates assets among the Sub-Advisers for Funds managed by multiple Sub-Advisers, and provides certain administrative services for the Funds.

Old Mutual Capital was appointed by the Board to serve as investment Adviser to the Funds effective January 1, 2006. Shareholders will be asked to approve the new management agreement with Old Mutual Capital at a shareholder meeting scheduled for April 2006. In order that Old Mutual Capital could begin serving as investment Adviser to the Funds while shareholder approval of a new management agreement is sought, the Board approved an interim advisory agreement with Old Mutual Capital. The Trust's previous investment adviser, Liberty Ridge, has been appointed a Sub-Adviser to certain Funds.

Old Mutual Capital applied for an exemptive order from the SEC permitting the Trust to change non-affiliated sub-advisers and their sub-advisory agreements without prior shareholder approval, but subject to notification to shareholders within 60 days of any such changes. There is no assurance that Old Mutual Capital or the Trust will be successful in obtaining this exemptive relief. To the extent required by applicable laws or regulations, the foregoing will be a principal investment strategy of each Fund for which the application was submitted.

THE SUB-ADVISERS

ANALYTIC, a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the Sub-Adviser for the Old Mutual Analytic U.S. Long/Short Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Analytic is an affiliate of Old Mutual Capital and OMUSH, and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $10.2 billion in assets as of December 31, 2005.


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BARROW HANLEY, a Nevada corporation located at 3232 McKinney Ave, 15th Floor,
Dallas, Texas 75204, is the Sub-Adviser for the Old Mutual Barrow Hanley Value Fund. Barrow Hanley was appointed Sub-Adviser to the Fund effective January 1, 2006, and manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Barrow Hanley is an affiliate of Old Mutual Capital and OMUSH. Barrow Hanley has provided value-oriented investment strategies to institutional investors and mutual funds since 1979. Barrow Hanley managed approximately $55.5 billion in assets as of December 31, 2005.

CASTLEARK, a Delaware limited liability company located at 1 North Wacker Drive, Suite 2950, Chicago, Illinois 60606, is a Sub-Adviser for the Old Mutual Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds. CastleArk was appointed Sub-Adviser to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of December 31, 2005.

COLUMBUS CIRCLE, a Delaware general partnership located at Metro Center, One Station Place, Stamford, Connecticut 06902, is the Sub-Adviser to the Old Mutual Columbus Circle Technology and Communications Fund. Columbus Circle was appointed Sub-Adviser to the Fund effective January 1, 2006, and manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $6.2 billion in assets as of December 31, 2005.

COPPER ROCK, a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, is the Sub-Adviser to the Old Mutual Emerging Growth Fund and a Sub-Adviser to the Old Mutual Strategic Small Company Fund. Copper Rock was appointed Sub-Adviser to the Funds effective January 1, 2006. Copper Rock manages and supervises the investment of the Emerging Growth Fund's assets and certain of the Strategic Small Company Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Copper Rock is an affiliate of Old Mutual Capital and OMUSH. Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $370 million in assets as of January 1, 2006.

DWIGHT, a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the Sub-Adviser to the Old Mutual Dwight Intermediate Fixed Income and Short Term Fixed Income Fund. Dwight has been a Sub-Adviser to the Trust since 2002. Dwight manages and supervises the investment of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Dwight, a wholly-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $56.5 billion in assets as of December 31, 2005.

EAGLE, a Florida corporation located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Sub-Adviser to the Old Mutual Strategic Small Company and Small Cap Funds. Eagle was appointed Sub-Adviser to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.6 billion in assets as of December 31, 2005.

HEITMAN, a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the Sub-Adviser to the Old Mutual Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Heitman is a wholly-owned subsidiary of Heitman, LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL), Inc., a wholly owned subsidiary of OMUSH. Heitman is an affiliate of Old Mutual Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities. Heitman held discretionary management authority with respect to approximately $3.0 billion in assets as of December 31, 2005.

MUNDER, a Delaware general partnership located at 480 Pierce Street, Birmingham, Mississippi 48009, is a sub-adviser to the Old Mutual Growth Fund. Munder was appointed Sub-Adviser to the Fund effective January 1, 2006, and manages and supervises the investment of certain of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $41.7 billion in assets as of December 31, 2005.

TS&W, a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the Sub-Adviser to the Old Mutual TS&W Small Cap Value Fund. TS&W manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. TS&W is a wholly-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international and small cap equity investments. TS&W held discretionary authority with respect to approximately $6.6 billion in assets as of December 31, 2005.

TURNER, a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a Sub-Adviser to the Old Mutual Growth, Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds. Turner was appointed Sub-Adviser to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Turner held discretionary management authority with respect to approximately $18.3 billon in assets as of December 31, 2005 for institutional and individual accounts.

WELLINGTON, a Massachusetts limited liability partnership located at 75 State Street, Boston, Massachusetts 02109, is the Sub-Adviser to the Old Mutual Cash Reserves Fund. Wellington manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington held discretionary management authority with respect to approximately $521 billion in assets as of December 31, 2005.

LIBERTY RIDGE, a Delaware corporation located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087, is the Sub-Adviser to the Old Mutual Focused, Large Cap and Mid-Cap Funds and is a Sub-Adviser to the Old Mutual Strategic Small Company and Small Cap Funds. Liberty Ridge was appointed Sub-Adviser to the Funds effective January 1, 2006. Prior to that date, Liberty Ridge was the Trust's investment adviser. Liberty Ridge manages and supervises the investment of the Focused, Large Cap and Mid-Cap Funds' assets and certain of the Strategic Small Company and Small Cap Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Liberty Ridge, a wholly-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital, was founded in 1982, and managed approximately $1.1 billion in assets as of December 31, 2005.

On June 21, 2004, Liberty Ridge entered into agreements with the SEC and the New York Attorney General ("NYAG") settling all charges related to "market timing" activity of Liberty Ridge, formerly known as Pilgrim Baxter & Associates, Ltd. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Funds' SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Funds. In this event, the Board would be required to seek new investment management of the Funds sub-advised by Liberty Ridge or consider other alternatives. Old Mutual Capital, as the Funds' new Adviser, has contractually agreed to assume the Compliance Undertakings.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, OMAF II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both federal and state courts, but have since all been consolidated in the United States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between OMAF II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Liberty Ridge's predecessor, Pilgrim Baxter & Associates, Ltd.. OMAF II was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of OMAF II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time OMAF II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, ET SEQ.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act, pay restitution, disgorge fees, pay administrative and investigatory costs and expenses, including counsel fees, pay an administrative assessment, and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies.

At this stage of the Litigation, Liberty Ridge believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Liberty Ridge does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Funds. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

MANAGEMENT FEES

The table below shows the management fees the Funds paid to Old Mutual Capital, beginning January 1, 2006.

                                                                        Advisory and
                                         Advisory Fees paid to     Administrative Fees to
                                        Liberty Ridge for Fiscal    be paid to Old Mutual
                                               Year Ended             Capital beginning
                                           December 31, 2005*         January 1, 2006*
                                           -----------------          ---------------
Analytic U.S. Long/Short Fund                    0.70%                     0.80%
Barrow Hanley Value Fund                         1.00%                     1.00%
Technology and Communications Fund               0.85%                     0.95%
Emerging Growth Fund                             0.85%                     0.95%
Focused Fund                                     0.65%                     0.75%
Growth Fund                                      0.85%                     0.95%
Heitman REIT Fund                                0.85%                     0.90%
Large Cap Fund                                   0.65%                     0.75%
Large Cap Growth Fund                            0.75%                     0.85%
Large Cap Growth Concentrated Fund               0.85%                     0.90%
Mid-Cap Fund                                     0.85%                     0.95%
Select Growth Fund                               0.85%                     0.90%
Small Cap Fund                                   1.00%                     1.00%
Strategic Small Company Fund                     0.85%                     0.95%
TS&W Small Cap Value Fund                        1.00%                     1.10%
Cash Reserves Fund                               0.30%                     0.40%
Dwight Intermediate Fixed Income Fund            0.40%                     0.45%
Dwight Short Term Fixed Income Fund              0.40%                     0.45%

* Fees paid to Old Mutual Capital include both advisory and administrative fees whereas fees paid to Liberty Ridge included only advisory fees.

Management fee breakpoints for all Funds are triggered once a fund reaches $300 million in assets. For assets between $0 and $300 million, management fees will be charged at their base level. Once assets of any Fund, except the Old Mutual Dwight Intermediate Fixed Income, Dwight Short Term Fixed Income and Cash Reserves Funds, exceed $300 million, the management fee charged will be reduced by 0.05% from its base level. Further fee breakpoints are triggered when a Fund's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level management fees are reduced by an additional 0.05% for a possible 0.30% point total reduction.

For Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short-Term Fixed Income Fund and Old Mutual Cash Reserves Fund, each management fee breakpoint triggers a reduction in 0.025% in the management fee, for a possible 0.15% point total reduction.

The Sub-Advisers are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Fund. The fee arrangement for each Sub-Adviser is described in the SAI.

A discussion regarding the basis for the Board's approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts between the Trust and each Sub-Adviser is available in the Trust's Semiannual Report to Shareholders and is available on the Funds' website at www.omfunds.com. The back cover of this Prospectus explains how you can get a copy of the Semi-Annual Report.

THE PORTFOLIO MANAGERS

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager. The SAI provides additional information about the portfolio managers' investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

ANALYTIC U.S. LONG/SHORT FUND

      ANALYTIC
      --------

HARINDRA DE SILVA, Ph.D., CFA, (President and Portfolio Manager) is responsible for Analytic's strategic direction and the ongoing development of its investment processes. Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm's U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995 as a member of the U.S. equity team, he was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology and an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester. He has 19 years of industry experience.

DENNIS BEIN, CFA, (Chief Investment Officer and Portfolio Manager) is responsible for the ongoing research for Analytic's U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995 as a member of the U.S. equity team, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group, Inc.'s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He has 14 years of industry experience.

GREGORY M. MCMURRAN (Chief Investment Officer and Portfolio Manager) is responsible for the management of implementation of Analytic's investment strategies. He joined Analytic in 1976 as a member of the portfolio management staff. He is a major contributor to the firm's ongoing research efforts as well as new product development and strategy applications. Mr. McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a B.S. in Economics from the University of California, Irvine. He also received an M.A. in Economics at California State University, Fullerton. He has 28 years of industry experience.

STEVEN SAPRA, CFA, (Portfolio Manager) is responsible for the ongoing research for Analytic's U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining Analytic in 1999 as a member of the U.S. equity team, Mr. Sapra was a Senior Consultant for BARRA, Inc. He received an M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic University, Pomona. He has seven years of industry experience.

BARROW HANLEY VALUE FUND

      BARROW HANLEY
      -------------

JAMES P. BARROW founded Barrow Hanley in August 1979. During his 42-year investment career, Mr. Barrow has worked as a securities analyst and portfolio manager for several major institutions, including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. Mr. Barrow holds a B.S. from the University of South Carolina.

RICHARD A. ENGLANDER, CFA, has been a portfolio manager with Barrow Hanley since April 1985. During his 41-year investment career, Mr. Englander has worked as vice president and portfolio manager at Philadelphia Life Asset Management Company, a senior vice president and manager of the equity group at INA Capital Management Corporation, and a vice president and portfolio manger at General Accident Group. Mr. Englander holds a B.S. from Penn State University and a M.B.A. from the Wharton School of the University of Pennsylvania.

J. RAY NIXON, JR., has been a portfolio manager with Barrow Hanley since June 1994. Prior to joining Barrow Hanley, Mr. Nixon was with Smith Barney, Inc. where he was a member of the firm's Investment Policy Committee and served as its lead institutional stock broker for the Southwest. During his 27-year investment career, he also served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon holds a B.A. and a M.B.A. from the University of Texas at Austin.

ROBERT J. CHAMBERS, CFA, has been a portfolio manager with Barrow Hanley since August 1994. During his 32-year investment career, Mr. Chambers has worked as a senior securities analyst and portfolio manager for General Accident Group, the U.S. subsidiary of General Accident Fire and Life Assurance Co., Ltd of Perth, Scotland. Mr. Chambers holds a B.S. from Drexel University.

TIMOTHY J. CULLER, CFA, has been a portfolio manager with Barrow Hanley since May 1999. Prior to joining Barrow Hanley, Mr. Culler was with INVESCO Capital Management, where he served as its Chief Investment Officer. Prior to his nine years at INVESCO, he served as a securities analyst and portfolio manager at First Union National Bank in Charlotte, South Carolina, where he began his 20-year career in the investment management industry. Mr. Culler holds a M.A. from Miami University.

COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

      COLUMBUS CIRCLE
      ---------------

ANTHONY RIZZA, CFA, has been at Columbus Circle for the past 15 years and has managed Columbus Circle's technology portfolio since 1994.


DWIGHT INTERMEDIATE FIXED INCOME FUND


      DWIGHT
      ------

DAVID T. KILBORN, CFA, joined Dwight as an investment manager in 1995 and has fifteen years of financial services experience. Prior to that time, he was a Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte, North Carolina. He received his B.S. from Trinity College.

ROBERT P. CLANCY is a Senior Vice President of Dwight. Mr. Clancy has twenty-two years of investment experience. Prior to joining Dwight in 2001, he was a Vice-President at Standish, Ayer & Wood and Senior Vice Portfolio Manager at Dewey Square Investors. He received his B.S. from Brown University.

DWIGHT SHORT TERM FIXED INCOME FUND


      DWIGHT
      ------

DERRICK M. WULF is a Senior Vice President of Dwight. Mr. Wulf has seven years of financial services experience. Prior to joining Dwight in 1998, he was involved in institutional fixed income sales at First Union Capital.

DAVID T. KILBORN, CFA (see description above)

EMERGING GROWTH FUND

      COPPER ROCK
      -----------

TUCKER WALSH is a founding partner, chief executive officer and head of portfolio management at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Walsh was a managing director and head of the Small Cap Growth team at State Street Research (since 1997). Prior to his employment with State Street Research, Mr. Walsh was an equity analyst at Chilton Investment Company, SG Cowen Asset Management and Merrill Lynch. Mr. Walsh earned a B.A. in Economics from Washington and Lee University. He has over 14 years of investment industry experience.

MICHAEL MALOUF, CFA, is a founding partner and portfolio manager at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Malouf founded Primena, a software company that creates software for money managers, and was involved in real estate investing (2002 to 2005). Mr. Malouf previously held the position of managing director and head of Small Cap Growth Investing at Neuberger Berman (1998 to 2002). Prior to his employment with Neuberger Berman, he held the position of small cap portfolio manager at RCM Capital Management (1991 to 1998). Mr. Malouf holds a B.S. in Finance from Arizona State University and a CFA designation. He has over 15 years of investment industry experience.

FOCUSED FUND

      LIBERTY RIDGE
      -------------

JEROME J. HEPPELMANN, CFA, joined Liberty Ridge in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge's investment team. Prior to joining Liberty Ridge, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

GROWTH FUND

      MUNDER
      ------

A team of professionals employed by Munder Capital Management ("Munder") makes investment decisions for the Fund. The team consists of Tony Y. Dong, Brian S. Matuszak and Andy Y. Mui. Mr. Dong makes final investment decisions for the Fund. The team members provide analytical support for Mr. Dong's selections.

TONY Y. DONG, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager, has been a member of the Fund's portfolio management team since Munder became sub-advisor to the Fund in January 2006. Mr. Dong joined Munder's mid-cap core growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for Munder's mid-cap/small-cap blend discipline. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder's Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994.

BRIAN S. MATUSZAK, CFA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Fund's portfolio management team since Munder became sub-advisor to the Fund in January 2006. He is also a member of Munder's REIT and mid-cap/small-cap blend portfolio management teams. Mr. Matuszak joined the REIT and mid-cap core growth teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. He has been part of the mid-cap/small-cap blend team since 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at Munder, marketing the Munder Funds and Munder Funds wrap products. He joined Munder in May 2000.

ANDY Y. MUI, CPA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Fund's portfolio management team since Munder became sub-advisor to the Fund in January 2006. He has also a member of Munder's mid-cap/small-cap blend portfolio management team since joining Munder in June 2005. Prior to joining Munder, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.

      TURNER
      ------

CHRISTOPHER K. MCHUGH joined Turner upon its founding in 1990. He manages technology and telecommunications and producer durables sectors for all of Turner's stock funds. Prior to joining Turner, Mr. McHugh was a Performance Specialist for worked for Provident Capital Management (1986 - 1990).

ROBERT R. TURNER, CFA, joined Turner upon its founding in 1990. He manages the technology and telecommunications and producer durables sectors for all of Turner's stock funds. Prior to joining Turner, Mr. Turner served as Senior Investment Manager for Meridian Investment Company from 1985 to 1990, Portfolio Manager with Integon Corporation (1983 - 1985), Analyst at McMillon/Eubanks from 1981 to 1983, and Systems Consultant with Andersen Consulting from (1979 -
1981).

WILLIAM C. MCVAIL, CFA, joined Turner in 1998. He manages the consumer sector for all of Turner's stock funds. Prior to joining Turner, Mr. McVail worked as a Portfolio Manager for Black Rock Equity Advisors (1995 - 1998), and served as a Fixed Income Research Analyst and Equity Analyst for PNC Investment Management & Research (1987 - 1995).


HEITMAN REIT FUND


      HEITMAN
      -------

TIMOTHY J. PIRE, CFA, is managing director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser in 1994, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, LP.

RANDALL E. NEWSOME is executive vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Prior to joining the sub-adviser in 1994, Mr. Newsome served as vice president and research analyst with PRA Securities Advisors, LP.

LARRY S. ANTONATOS is senior vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman's trading positions. Prior to joining Heitman in 1998, Mr. Antonatos served as associate director with Fitch Investors Service, LP, in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago (1992 - 1997).

LARGE CAP FUND

      LIBERTY RIDGE
      -------------

JEROME J. HEPPELMANN, CFA (see description above)

LARGE CAP GROWTH, LARGE CAP GROWTH CONCENTRATED AND SELECT GROWTH FUNDS

      CASTLEARK
      ---------

JEROME CASTELLINI has been a manager of CastleArk's large cap growth fund since 1999. Prior to joining CastleArk, Mr. Castellini held the positions of vice president and managing partner at Loomis, Sayles & Company, LP (1989-1999), portfolio manager at Kemper Financial Harris Trust (1981-1989), and analyst at Harris Trust (1979-1981).

ROBERT TAKAZAWA, JR., has been a manager of CastleArk's large cap growth fund since 1999. Prior to joining CastleArk, Mr. Takazawa held the positions of vice president and portfolio manager at Loomis, Sayles & Company, LP (1994-1999), and Kemper Financial (1973-1994).

SCOTT PAPE has been a manager of CastleArk's large cap growth fund since 1999. Prior to joining CastleArk, Mr. Pape held the positions of vice president and equity portfolio manager at Loomis, Sayles & Company, LP (1991-1999), portfolio manager at Illinois State Management Board (1987-1991), Sears Investment Management (1984-1987), and analyst at Commonwealth Edison (1981-1984).

      TURNER
      ------

MARK D. TURNER joined Turner upon its founding in 1990. He covers the financial services sector for all of Turner's stock funds. Prior to joining Turner, Mr. Turner worked as Vice President/Senior Portfolio Manager for First Maryland Asset Management (1987 - 1989), Vice President/Portfolio Manager for Merrill Lynch Asset Management (1985 - 1987), and Portfolio Manager/Analyst for Wachovia Investment Management (1982 - 1987).

ROBERT R. TURNER, CFA, (see description above)

ROBB J. PARLANTI, CFA, joined Turner in 1993. He covers the cyclical sector for all of Turner's stock funds. Prior to joining Turner, Mr. Parlanti worked as an Investment Officer for PNC Bank, National Association (1987 - 1993).

MID-CAP FUND

      LIBERTY RIDGE
      -------------

JEROME J. HEPPELMANN, CFA (see description above)

SMALL CAP FUND

      EAGLE
      -----

TODD MCCALLISTER, Ph.D., CFA, joined Eagle in 1997 and currently holds the positions of Managing Director and Portfolio Manager. Mr. McCallister has 19 years of investment experience as a portfolio manager and analyst. Prior to joining Eagle, Mr. McCallister served as a Portfolio Manager at Investment Advisors, Inc. Mr. McCallister also served as a Portfolio Manager at ANB Investment Management for 5 years. Mr. McCallister holds a B.A., with highest honors, from the University of North Carolina (1982), and a Ph.D. in economics from the University of Virginia (1987). He earned his CFA designation in 1996.

STACEY SERAFINI THOMAS, CFA, joined Eagle in 1999 and currently holds the position of Assistant Portfolio Manager at Eagle. Ms. Thomas has more than eight years of investment experience as portfolio co-manager and analyst. Prior to joining Eagle, Ms. Thomas served as a Corporate Finance Analyst for Raymond James & Associates, Inc. Ms. Thomas holds a B.A. in government, CUM LAUDE, from Harvard University (1997). She earned her CFA designation in 2002.

      LIBERTY RIDGE
      -------------

JAMES B. BELL, III, CFA, joined Liberty Ridge in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies, and has been a portfolio manager since 2004. Prior to joining Liberty Ridge, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

STRATEGIC SMALL COMPANY FUND

      COPPER ROCK
      -----------

TUCKER WALSH (see description above)

MICHAEL MALOUF (see description above)

      EAGLE
      -----

TODD MCCALLISTER (see description above)

STACEY SERAFINI THOMAS (see description above)

      LIBERTY RIDGE
      -------------

JAMES B. BELL, III, CFA (see description above)


TS&W SMALL CAP VALUE FUND


      TS&W
      ----

FRANK H. REICHEL, III, has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price of a Fund's shares is based on that Fund's net asset value ("NAV"). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Old Mutual Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern Time) each day the exchange is open for business except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ official closing price provided by NASDAQ each business day. The Old Mutual Cash Reserves Fund shares are generally priced at 2:00 p.m. Eastern Time on each day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally, weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or trading is restricted. Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds' securities holdings on such days may affect the value of the Funds' shares on days when you will not be able to purchase, exchange or redeem shares.

VALUING PORTFOLIO SECURITIES

The Funds use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price.

The Old Mutual Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by the Board. See the "Fair Value Pricing" section of this Prospectus. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

FAIR VALUE PRICING
------------------

The Funds have fair value pricing procedures in place, and the OMAF II Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund's securities.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending upon a Fund's investment performance. If a Fund invests in another investment company, the Fund's NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

INVESTING IN THE FUNDS

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING


While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e. purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.


The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Old Mutual Capital") and their agents have implemented, the following tools designed to discourage excessive short-term trading in the Funds:


      1.    trade activity monitoring;
      2.    trading guidelines;
      3.    a redemption fee on trades in all non-money market funds; and
      4.    selective use of fair value pricing.


Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Old Mutual Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as SEC or U.S. Department of Labor requirements, or to enhance the effectiveness of the procedures.


TRADE ACTIVITY MONITORING
-------------------------


Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the financial intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors ("financial intermediaries") often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Old Mutual Capital and its agents generally rely on the willingness, ability and rights of financial intermediaries to monitor trading activity in omnibus accounts and enforce the Funds' excessive short-term trading policy on shareholders in such accounts. There is no assurance that the financial intermediaries will in all instances cooperate with Old Mutual Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Old Mutual Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all financial intermediaries.

TRADING GUIDELINES
------------------


If a shareholder exceeds four exchanges out of a Fund (other than Old Mutual Cash Reserves Fund) per calendar year, or if OMAF II, Old Mutual Capital or one of their agents, determines that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), OMAF II will not knowingly accept any additional purchase and exchange orders from such shareholder. OMAF II and Old Mutual Capital and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not excessive short-term trading activity, for legitimate trading purposes and consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. OMAF II may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Old Mutual Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.


REDEMPTION/EXCHANGE FEE
-----------------------


All Funds (except the Old Mutual Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the Old Mutual Cash Reserves Fund.


The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

      1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;


      2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds to waive or not to impose redemption fees;


      3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

      4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

      5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

      6.    redemptions initiated by a Fund, as permitted in the Prospectus.


The OMAF II goal is to apply the redemption fee to all shares of each Fund (except the Old Mutual Cash Reserves Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.


BUYING SHARES


You may purchase shares of each Fund directly through the Fund's transfer agent or through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such broker-dealers or financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Except for the Old Mutual Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order.

Purchases of shares of each Fund may be made on any day on which the NYSE is open for business. If you purchase shares directly through the Fund's transfer agent, your order must be received before 4:00 p.m. Eastern Time for your purchase order to be effective on the day you place your order. If you order shares through a broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds for your purchase order to be effective on the day you place your order. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's NAV.

If you purchase shares of the Old Mutual Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Old Mutual Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft.


You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.


CONCEPTS TO UNDERSTAND


TRADITIONAL IRA

An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.


SPOUSAL IRA. An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA. An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA. An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services representative or a tax adviser.

MINIMUM INVESTMENTS*

                                                        Initial     Additional
                                                      ----------    ----------

Regular Accounts                                        $ 2,500     no minimum
Uniform Gifts/Transfer To Minor Accounts                $   500     no minimum
Traditional IRAs                                        $ 2,000     no minimum
Roth IRAs                                               $ 2,000     no minimum
Coverdell Education Savings Accounts                    $   500     no minimum
Systematic Investment Plans I ("SIP I") (1)             $   500        $25
Systematic Investment Plans II ("SIP II")(2)          no minimum       $50

* OMAF II reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1) If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2) An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

SELLING SHARES


You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Standard Time will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

LIMITATIONS ON SELLING SHARES BY TELEPHONE

            Proceeds Sent by      Minimum          Maximum
            ----------------      -------          -------

                 Check          no minimum    $ 50,000 per day
                 Wire*          no minimum    $ 50,000 per day
                  ACH           no minimum    $ 50,000 per day

            *     Wire fee is $10 per Federal Reserve Wire.


Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

WRITTEN REDEMPTION ORDERS


Some circumstances require written sell orders along with medallion signature guarantees. These include:

            o     Redemptions by check, wire or ACH in excess of $50,000;


            o     Requests to send proceeds to a different address or payee;

            o Requests to send proceeds to an address that has been changed within the last 30 days; and

            o     Requests to wire proceeds to a different bank account.


A medallion signature guarantee helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

GENERAL POLICIES


      o     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:
            OMAF II is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.


      o     Each Fund may reject or suspend acceptance of purchase orders.

      o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

      o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

      o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.


      o SEI Trust Company, the custodian for Old Mutual Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

      o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page ___. For non-retirement accounts, OMAF II may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

      o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call OMAF II at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact OMAF II at 1-800-433-0051 or write to 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Electronic copies of most financial reports and prospectuses are available at OMAF II website (www.omfunds.com).


EXCHANGES BETWEEN FUNDS


You may exchange some or all Class Z shares of a Fund for Class Z shares of any other Fund that has Class Z shares. You may also exchange some or all Advisor Class shares of a Fund for Advisor Class shares of any other Fund that has Advisor Class shares. Class Z and Advisor Class shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent.

See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for details of the limitations on exchanging between Funds, including possible redemption fees.


TO OPEN AN ACCOUNT


IN WRITING:
-----------
Complete the application.
Mail your completed application and a check to:


      REGULAR MAIL:
      -------------
      OLD MUTUAL ADVISOR FUNDS II
      P.O. BOX 219534
      KANSAS CITY, MISSOURI 64121-9534

      OVERNIGHT MAIL:
      ---------------
      OLD MUTUAL ADVISOR FUNDS II
      210 WEST 10TH STREET, 8TH FLOOR
      KANSAS CITY, MISSOURI 64105


BY TELEPHONE:
-------------
Call us at 1-800-433-0051 to receive an account application and receive an account number.


BY WIRE:
--------
Call us at 1-800-433-0051 to receive an application and account number. Wire your investment to the bank listed below.


      UNITED MISSOURI BANK OF KANSAS CITY, N.A.
      ABA # 10-10-00695
      ACCOUNT # 98705-23469


Include the following information with the wiring instructions:

      FUND NAME IN WHICH YOU WANT TO INVEST
      YOUR NAME
      YOUR SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER
      YOUR  ACCOUNT NUMBER


Return the account application.


BY AUTOMATED CLEARING HOUSE ("ACH"):
------------------------------------
Currently you may not open an account through ACH

VIA THE INTERNET:
-----------------
Visit the OMAF II website at www.omfunds.com.
Enter the "Open An Account" screen and follow the instructions.

TO MAKE ADDITIONAL INVESTMENTS TO AN EXISTING ACCOUNT

IN WRITING:
-----------
Fill out an investment slip.
Mail the slip and the check to:

      OLD MUTUAL ADVISOR FUNDS II
      P.O. BOX 219534
      KANSAS CITY, MISSOURI 64121-9534

BY TELEPHONE:
-------------
Call us at 1-800-433-0051.

BY WIRE:
--------
Have your bank send your investment to:


      UNITED MISSOURI BANK OF KANSAS CITY, N.A.
      ABA # 10-10-00695
      ACCOUNT # 98705-23469


Include the following information with the wiring instructions:

      FUND NAME IN WHICH YOU WANT TO MAKE AN ADDITIONAL INVESTMENT
      YOUR NAME
      YOUR SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER
      YOUR ACCOUNT NUMBER

BY ACH:
-------
Complete the bank information section on the account application.
Attach a voided check or deposit slip to the account application.
The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

VIA THE INTERNET:
-----------------
Complete the bank information section on the account application.
Enter the "My Account" section of the OMAF II website located at www.omfunds.com and follow the instructions for purchasing shares.

TO SELL SHARES

IN WRITING:
-----------
Write a letter of instruction that includes the following information:

      your name(s) and signature(s)
      your account number
      the Fund name
      the dollar amount you wish to sell
      how and where to send the proceeds

If required, obtain a medallion signature guarantee (see the "Selling Shares" section of this Prospectus). Mail your request to:

      OLD MUTUAL ADVISOR FUNDS II
      P.O. BOX 219534
      KANSAS CITY, MISSOURI 64121-9534

BY TELEPHONE:
-------------
Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.


BY WIRE:
--------
Sale proceeds may be wired at your request. Be sure OMAF II has your wire instructions on file. There is a $10 charge for each wire sent by the Fund.

BY ACH:
-------
Complete the bank information section on the account application.
Attach a voided check or deposit slip to the account application.
Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

VIA THE INTERNET:
-----------------
Enter the "My Account" section of the OMAF II website located at www.omfunds.com and follow the instructions for redeeming shares.

SYSTEMATIC WITHDRAW PLAN:
-------------------------
The Systematic Withdraw Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. If you would like to utilize the Systematic Withdraw Plan, complete the applicable section on the account application. Please note that to utilize this option, you must maintain a minimum account balance of $5,000.

CHECK WRITING:
--------------
Check Writing is offered to shareholders of the Old Mutual Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.


DISTRIBUTION AND TAXES


Equity Funds pay shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available, except the Old Mutual Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. The Fixed Income Funds declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.


Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.


A sale or exchange of shares of a Fund (whether for cash or for shares of another Fund) may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; and (2) long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax adviser about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUALS AND OTHER NON-CORPORATE SHAREHOLDERS


Type of Distribution   Tax rate for 15% bracket and lower   Tax rate for brackets higher than 15%
--------------------   ----------------------------------   -------------------------------------
Dividends Generally           Ordinary income rate                  Ordinary income rate
Qualified Dividends                    5%                                    15%
Short-term
   Capital Gains              Ordinary income rate                  Ordinary income rate
Long-term
   Capital Gains                       5%                                    15%


DISTRIBUTION ARRANGEMENTS

OMAF II has four classes of shares, two of which, Class Z and Advisor Class, are offered by this Prospectus. Class Z and Advisor Class shares have the same rights and privileges as the other share classes of OMAF II Funds, except (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are not permitted between the various share classes but only among the same class; and (iv) Class Z and Advisor Class shares may have exclusive voting rights with respect to matters affecting only each respective class.


REVENUE SHARING


PAYMENTS BY OLD MUTUAL ADVISOR FUNDS II DISTRIBUTORS OR ITS AFFILIATES

The Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to financial intermediaries. Financial intermediaries may include financial planners or financial advisers, brokers, dealers, banks, registered investment advisers, and 401(k) or other retirement plan administrators. These "revenue sharing" payments are made in exchange for certain services provided by the intermediary, such as placing OMAF II and the Funds on the intermediary's sales system or placing OMAF II and the Funds on the intermediary's preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to OMAF II and the Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the OMAF II. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of OMAF II) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the OMAF II logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces OMAF II costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse. OMAF II may pay a portion of the total networking fees paid to a broker.


The Distributor or its affiliates may compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other financial intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer's or intermediary's sales and/or the value of Fund shares within a qualifying dealer's or intermediary's client accounts.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such intermediaries.


PAYMENTS BY OLD MUTUAL ADVISOR FUNDS II

Like the Distributor, OMAF II may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, OMAF II may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

FINANCIAL HIGHLIGHTS


A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. ____________, has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Funds' Annual Report to Shareholders, which is available, free of charge, upon request.

The Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Heitman REIT and Old Mutual Dwight Short Term Fixed Income Funds acquired the assets of predecessor funds in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Old Mutual Barrow Hanley Value and Old Mutual Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic U.S. Long/Short and Old Mutual Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

FOR MORE INFORMATION


For investors who want more information about the OMAF II Funds, the following documents are available free upon request:


STATEMENT OF ADDITIONAL INFORMATION


The SAI provides more information about the Funds and is incorporated into this Prospectus by reference.


ANNUAL/SEMI-ANNUAL REPORTS


The Annual and Semi-Annual Reports provide financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

PROXY VOTING REPORTS

Proxy Voting Reports provide information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
________.

CODE OF ETHICS

Old Mutual Advisor Funds II has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS, PROXY VOTING REPORTS, CODE OF ETHICS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE:                                  1-800-433-0051

BY MAIL:                                       Old Mutual Advisor Funds II
                                               P.O. Box 219534
                                               Kansas City, Missouri 64121-9534

VIA THE INTERNET:

      OLD MUTUAL ADVISOR FUNDS II WEBSITE:     www.oldmutualcapital.com
      EDGAR DATABASE ON THE SEC WEBSITE:       www.sec.gov

BY E-MAIL OR IN PERSON FROM THE SEC            E-Mail the SEC at
(YOU WILL PAY A COPYING FEE FOR THIS SERVICE)  publicinfo@sec.gov

VISIT OR WRITE:                                SEC's Public Reference Section
                                               Washington, D.C. 20549-0102

                                               Call 1-202-942-8090 for
                                               information about the operation
                                               of the Public Reference Room.

INVESTMENT ADVISER
Old Mutual Capital, Inc.

DISTRIBUTOR
Old Mutual Fund Distributors


SEC FILE NUMBER 811-04391

PROTECTING YOUR PERSONAL INFORMATION


The Old Mutual Advisor Funds II has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.


RESTRICTED USE OF INFORMATION

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

SAFEGUARDS TO KEEP INFORMATION SECURE

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

[LOGO]



                                   PROSPECTUS

                           OLD MUTUAL ADVISOR FUNDS II

                                  JUNE __, 2006

                               CLASS A & C SHARES

EQUITY FUNDS
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and Communications Fund
Old Mutual Emerging Growth Fund Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Fund
Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Small Cap Value Fund

FIXED-INCOME FUNDS
Old Mutual Cash Reserves Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           PAGE


INTRODUCTION

FUND SUMMARIES

Old Mutual Analytic U.S. Long/Short Fund ...............................
Old Mutual Barrow Hanley Value Fund ....................................
Old Mutual Columbus Circle Technology and Communications Fund. .........
Old Mutual Emerging Growth Fund ........................................
Old Mutual Focused Fund ................................................
Old Mutual Growth Fund Old Mutual Heitman REIT Fund ....................
Old Mutual Large Cap Fund ..............................................
Old Mutual Large Cap Growth Fund .......................................
Old Mutual Large Cap Growth Concentrated Fund ..........................
Old Mutual Mid-Cap Fund ................................................
Old Mutual Select Growth Fund ..........................................
Old Mutual Small Cap Fund ..............................................
Old Mutual Strategic Small Company Fund ................................
Old Mutual TS&W Small Cap Value Fund ...................................
Old Mutual Cash Reserves Fund ..........................................
Old Mutual Dwight Intermediate Fixed Income Fund .......................
Old Mutual Dwight Short Term Fixed Income Fund .........................

MORE ABOUT THE FUNDS

Investment Strategies and Risks ........................................
More About Investment Strategies and Risks .............................
Non-Fundamental Policy .................................................
Sub-Adviser Allocations ................................................
Disclosure of Portfolio Holdings .......................................

THE INVESTMENT ADVISER & SUB-ADVISERS

The Investment Adviser .................................................
The Sub-Advisers .......................................................
Management Fees ........................................................
The Portfolio Managers .................................................

ABOUT YOUR INVESTMENT

Your Share Price .......................................................
Valuing Portfolio Securities ...........................................

INVESTING IN THE FUNDS

Policy Regarding Excessive or Short-Term Trading .......................
Choosing a Share Class .................................................

Sales Charges ..........................................................
Buying Shares ..........................................................
Selling Shares .........................................................
General Policies .......................................................
Distribution and Taxes .................................................
Revenue Sharing ........................................................

FINANCIAL HIGHLIGHTS

Financial Highlights ...................................................

INTRODUCTION

AN INTRODUCTION TO THE OLD MUTUAL ADVISOR FUNDS II AND THIS PROSPECTUS

Old Mutual Advisor Funds II ("OMAF II" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class A and Class C shares of each Fund (each a "Fund" and collectively, the "Funds") listed on the cover.

This Prospectus contains important information you should know before investing in a Fund and if you are a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

FUND SUMMARIES

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own. A description of each Fund's goal, principal investment strategies, main risks of investing, and fees and expenses are described under each Fund's Summary. Additional information about the Funds' investment strategies begins on page __.

The OMAF II Funds that primarily invest in equities ("Equity Funds") are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income.

The OMAF II Funds that primarily invest in fixed income securities ("Fixed Income Funds") are designed for more conservative investors who want to receive current income from their investments. These Funds may be suitable for investors who require greater stability of principal than equity funds or who are pursuing a short-term investment goal, such as investing emergency reserves.

INVESTMENT ADVISER AND SUB-ADVISERS

Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Adviser") is the investment adviser for each Fund. Old Mutual Capital has retained the following sub-advisers to assist in managing the Funds: Analytic Investors, Inc. ("Analytic"); Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"); CastleArk Management, LLC ("CastleArk"); Columbus Circle Investors ("Columbus Circle"); Copper Rock Capital Partners, LLC ("Copper Rock"); Dwight Asset Management Company ("Dwight"); Eagle Asset Management, Inc. ("Eagle"); Heitman Real Estate Securities, LLC ("Heitman"); Liberty Ridge Capital, Inc. ("Liberty Ridge"); Munder Capital Management ("Munder"); Thompson, Siegel & Walmsley, Inc. ("TS&W"); Turner Investment Partners, Inc. ("Turner"); and Wellington Management Company, LLP ("Wellington") (each, a "Sub-Adviser" and collectively, the "Sub-Advisers"). Old Mutual Capital and each Sub-Adviser provide services pursuant to an interim advisory agreement and interim sub-advisory agreements, respectively, approved by the Funds' Board of Trustees (the "Board") while shareholder approval of new advisory and sub-advisory agreements is sought. For information about the Adviser, Sub-Advisers and their respective advisory and sub-advisory agreements, see page __ of this Prospectus.

[On side panel:  What the Funds Are - And Are Not

These Funds are mutual funds - pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. The Funds strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

Market Capitalizations

The Funds that primarily invest in small cap companies will generally maintain an average market capitalization below $2.5 billion, although a Fund may invest in companies outside this range. The Funds that primarily invest in mid-cap companies will normally maintain an average market capitalization between $2.5 billion and $10 billion and the Funds that primarily invest in large cap companies will generally maintain an average market capitalization above $10 billion, although a Fund may invest outside of these ranges.

An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.]

FUND SUMMARIES

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

MORNINGSTAR CATEGORY: LARGE BLEND     SUB-ADVISER: ANALYTIC INVESTORS, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total returns. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the Fund may invest in companies of any size, it generally invests in medium and large-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

The Fund may invest in long and short positions of publicly traded equity securities. The Fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The Fund buys securities "long" that Analytic, the Fund's Sub-Adviser, believes will outperform and sells securities "short" that Analytic believes will underperform. This is not a market neutral strategy.

The Fund generally takes long equity positions equal to approximately 120% of the Fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the Fund's equity assets at the time of investment, although the Fund's long-short exposure will vary over time based on Analytic's assessment of market conditions and other factors. The Fund's long equity exposure ordinarily ranges from 110% to 125% of the Fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund's net assets. The cash received from short sales may be used to invest in long equity positions. Analytic will normally maintain long and short positions such that the Fund's net long equity exposure (i.e. the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund's net assets.

[On side panel: Selling Short
When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]


MAIN INVESTMENT RISKS


Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund's loss on a long position arises from deceases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could affect its portfolio management.

Leverage Risk. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value ("NAV") greater than without the use of leverage. This could result in increased volatility of returns.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing the changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                               1996         22.03%
                               1997         29.05%
                               1998         37.40%
                               1999         19.57%
                               2000         -9.79%
                               2001         -6.76%
                               2002        -25.83%
                               2003         28.61%
                               2004          8.95%
                               2005          6.48%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:           Q4 1998           20.47%

WORST QUARTER:          Q3 2002          -18.76%

* The inception date of the Old Mutual Analytic U.S. Long/Short Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was July 1, 1993) and the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the returns of the Standard and Poor's ("S&P") 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                               Past      Past      Past
                                              1 Year   5 Years   10 Years
                                              ------   -------   --------

Analytic U.S. Long/Short Fund - Class A*
   Returns Before Taxes                        6.48%    0.63%      9.18%

Analytic U.S. Long/Short Fund - Class A*
   After Taxes on Distributions                0.16%   -0.73%      6.56%

Analytic U.S. Long/Short Fund - Class A*/**
   After Taxes on Distributions and
   Sale of Fund Shares                         0.22%   -0.57%      6.21%

Analytic U.S. Long/Short Fund - Class C***
   Returns Before Taxes                        5.67%   -0.13%      8.37%

S&P 500 Index
   (Reflects No Deduction for                  4.91%   -0.54%      9.07%
   Fees, Expenses or Taxes)

* The inception date of the Old Mutual Analytic U.S. Long/Short Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 12.10%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 9.24% and 7.99%, respectively.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

** The inception date of the Old Mutual Analytic U.S. Long/Short Fund's Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception to December 31, 2005 was 11.24%.

Prior to March, 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to March, 2006 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                            CLASS A           CLASS C
                                                       -----------------   --------------
Maximum Sales Charge (Load)                                  5.75%         Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND PAID DIRECTLY
FROMYOUR INVESTMENT)
-----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                   Not Applicable(1)       1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE AND PAID
DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------
Redemption/Exchange Fee                                      2.00%(2)          2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED
AND PAIDDIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------
   Management Fees                                           0.80%(3)          0.80%(3)
-----------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                            Not Applicable         0.75%
-----------------------------------------------------------------------------------------
   Other Expenses
-----------------------------------------------------------------------------------------
      Service Fees                                           0.25%             0.25%
-----------------------------------------------------------------------------------------
      Other Expenses                                         0.48%(3)          0.48%(3)
-----------------------------------------------------------------------------------------
      Total Other Expenses                                   0.73%             0.73%
-----------------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                        1.53%             2.28%
-----------------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                           -0.18%            -0.18%

-----------------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses                  1.35%(4)          2.10%(4)
   With Reimbursements and Waivers

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge ("CDSC") at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details.

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.35% and 2.10% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.35% and 2.10% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.



                                    YOUR COST

          1 Year   3 Years   5 Years   10 Years
          ------   -------   -------   --------
Class A    $705      $978     $1,310    $2,248
Class C    $313      $658     $1,168    $2,571

You would pay the following if you did not redeem your shares:

          1 Year   3 Years   5 Years   10 Years
          ------   -------   -------   --------
Class C    $213      $658     $1,168    $2,571

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

       Initial Hypothetical $10,000 Investment      5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative      Annual    Return After       Year-End
        Return Before    Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   & Expenses
  1         5.00%         1.35%       -2.31%          $10,365         $  130
  2        10.25%         1.35%        1.26%          $10,743         $  134
  3        15.76%         1.35%        4.95%          $11,135         $  139
  4        21.55%         1.53%        8.59%          $11,522         $  163
  5        27.63%         1.53%       12.36%          $11,922         $  169
  6        34.01%         1.53%       16.26%          $12,335         $  175
  7        40.71%         1.53%       20.29%          $12,763         $  181
  8        47.75%         1.53%       24.47%          $13,206         $  187
  9        55.13%         1.53%       28.79%          $13,665         $  194
 10        62.89%         1.53%       33.26%          $14,139         $  200

Total Gain After Fees and Expenses                    $ 4,139

Total Annual Fees & Expenses                                          $1,672

OLD MUTUAL BARROW HANLEY VALUE FUND

MORNINGSTAR CATEGORY: LARGE VALUE    SUB-ADVISER: BARROW, HANLEY, MEWHINNEY
                                     & STRAUSS, INC.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests in equity securities of large and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of Barrow Hanley, the Fund's Sub-Adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields. Equity securities in which the Fund may invest include common and preferred stocks.


MAIN INVESTMENT RISKS


Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's value style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                              1999           -2.25%
                              2000           43.83%
                              2001           11.55%
                              2002          -10.77%
                              2003           25.04%
                              2004            6.60%
                              2005           -1.27%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:              Q3 2000           20.49%

WORST QUARTER:             Q3 2002          -15.98%

* The inception date of the Old Mutual Barrow Hanley Value Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was September 10, 1998) and the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the returns of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                              Since
                                          Past      Past    Inception
                                         1 Year   5 Years   (9/10/98)
                                         ------   -------   ---------

Barrow Hanley Value Fund - Class A*
   Returns Before Taxes                  -1.27%    5.55%     11.19%

Barrow Hanley Value Fund - Class A*
   After Taxes on Distributions          -7.67%    2.96%      8.93%

Barrow Hanley Value Fund - Class A*/**
   After Taxes on Distributions and
   Sale of Fund Shares                   -3.81%    2.97%      8.26%

Barrow Hanley Value Fund - Class C***
   Returns Before Taxes                  -1.97%    4.77%     10.36%

S&P 500 Index****
   (Reflects No Deduction for             4.91%    0.54%      5.28%
   Fees, Expenses or Taxes)

* The inception date of the Old Mutual Barrow Hanley Value Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 8.81%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 5.70% and 5.22%, respectively.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Barrow Hanley Value Fund's Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 8.02%.

**** The since inception returns for the S&P 500 Index were calculated as of August 31, 1998.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                            CLASS A           CLASS C
                                                       -----------------   --------------
Maximum Sales Charge (Load)                                  5.75%         Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND PAID DIRECTLY
FROMYOUR INVESTMENT)
-----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                   Not Applicable(1)       1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE AND PAID
DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------
Redemption/Exchange Fee                                      2.00%(2)          2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED
AND PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------
   Management Fees                                           1.00%(3)          1.00%(3)
-----------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                            Not Applicable         0.75%
-----------------------------------------------------------------------------------------
   Other Expenses
-----------------------------------------------------------------------------------------
      Service Fees                                           0.25%             0.25%
-----------------------------------------------------------------------------------------
      Other Expenses                                         0.50%(3)          0.50%(3)
-----------------------------------------------------------------------------------------
      Total Other Expenses                                   0.75%             0.75%
-----------------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                        1.75%             2.50%
-----------------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                           -0.40%            -0.40%

-----------------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses                  1.35%(4)          2.10%(4)
   With Reimbursements and Waivers

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details.

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.35% and 2.10% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.35% and 2.10% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

          1 Year   3 Years   5 Years   10 Years
          ------   -------   -------   --------
Class A    $705      $978     $1,357    $2,419
Class C    $313      $658     $1,216    $2,739

You would pay the following if you did not redeem your shares:

          1 Year   3 Years   5 Years   10 Years
          ------   -------   -------   --------
Class C    $213      $658     $1,216    $2,739

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

       Initial Hypothetical $10,000 Investment      5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative      Annual    Return After   Year-End Balance
        Return Before    Expense      Fees &           After         Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses    & Expenses
 1          5.00%         1.35%       -2.31%          $10,365          $   130
 2         10.25%         1.35%        1.26%          $10,743          $   134
 3         15.76%         1.35%        4.95%          $11,135          $   139
 4         21.55%         1.75%        8.36%          $11,497          $   187
 5         27.63%         1.75%       11.88%          $11,871          $   193
 6         34.01%         1.75%       15.52%          $12,257          $   199
 7         40.71%         1.75%       19.28%          $12,655          $   205
 8         47.75%         1.75%       23.15%          $13,066          $   212
 9         55.13%         1.75%       27.15%          $13,491          $   219
10         62.89%         1.75%       31.29%          $13,930          $   226

Total Gain After Fees and Expenses                    $ 3,930

Total Annual Fees & Expenses                                           $ 1,844

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

MORNINGSTAR CATEGORY: SPECIALTY - TECHNOLOGY SUB-ADVISER: COLUMBUS CIRCLE INVESTORS

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in the technology and communications sectors. The Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within those sectors. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large firms with established track records in developing, using or marketing scientific advances. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Technology and Communications Industries
Industries in the Technology sector include Application Software, Communications Equipment, Computer Hardware, Computer Storage & Peripherals, Data Processing & Outsourced Services, Electronic Equipment Manufacturers, Electronic Manufacturing Services, Home Entertainment Software, Internet Software & Services, IT Consulting & Services, Office Electronics, Semiconductor Equipment, Semiconductors, Systems Software and Technology Distributors.

Industries in the Communications sector include Alternative Carriers, Integrated Telecommunications Services, and Wireless Telecommunication Services.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in the technology and communications sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. The Fund's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition and government regulation.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Small and Mid-Cap Company Risk. The Fund may invest in small and mid-cap companies. While small and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                             1996            53.91%
                             1997             2.87%
                             1998            25.46%
                             1999           242.25%
                             2000           -44.00%
                             2001           -52.59%
                             2002           -54.58%
                             2003            44.46%
                             2004             4.91%
                             2005             8.91%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:     Q4 1999    111.54%

WORST QUARTER:    Q4 2000    -50.95%

* The inception date of the Old Mutual Columbus Circle Technology and Communications Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the PSE Technology Index(R), a price-weighted index of the top 100 U.S. technology stocks. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                    Past      Past      Past
                                                                   1 Year   5 Years   10 Years
                                                                   ------   -------   --------
Columbus Circle Technology and Communications Fund - Class A*
     Before Taxes                                                   8.91%   -18.69%     3.07%

Columbus Circle Technology and Communications Fund - Class A*
     After Taxes on Distributions                                   2.66%   -19.65%     1.46%

Columbus Circle Technology and Communications Fund - Class A*/**
     After Taxes on Distributions and
     Sale of Fund Shares                                            1.73%   -15.35%     2.06%

Columbus Circle Technology and Communications Fund - Class C***
     Returns Before Taxes                                           8.10%   -19.28%     2.31%

PSE Technology Index(R)
     (Reflects No Deduction for
     Fees, Expenses or Taxes)                                       7.80%     0.84%    15.62%

  * The inception date of the Old Mutual Columbus Circle Technology and Communications Fund's Class A shares was September 30, 2003. The returns shown for Class A shares prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A shares before taxes from its inception date to December 31, 2005 was 11.34%. The average annual total return of Class A shares after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 8.49% and 7.24%, respectively.

 ** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Columbus Circle Technology and Communications Fund's Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return for the Class C shares before taxes from its inception date to December 31, 2005 was 10.54%.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future. Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                 CLASS A           CLASS C
                                                            -----------------   --------------
Maximum Sales Charge (Load) (AS A PERCENTAGE OF OFFERING
PRICE AND PAID DIRECTLY FROM YOUR INVESTMENT)                      5.75%        Not Applicable
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE AND PAID
DIRECTLY FROM YOUR INVESTMENT)                              Not Applicable(1)        1.00%
----------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND PAID
DIRECTLY FROM YOUR INVESTMENT)                                   2.00%(2)            2.00%(2)
----------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------
   Management Fees                                               0.95%(3)            0.95%(3)
----------------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                                Not Applicable           0.75%
----------------------------------------------------------------------------------------------
   Other Expenses
----------------------------------------------------------------------------------------------
     Service Fees                                                0.25%               0.25%
----------------------------------------------------------------------------------------------
     Other Expenses                                              0.68%(3)            0.68%(3)
----------------------------------------------------------------------------------------------
     Total Other Expenses                                        0.93%               0.93%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses
     Without Reimbursements and Waivers                          1.88%               2.63%
----------------------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                               -0.18%              -0.18%
----------------------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
     With Reimbursements and Waivers                             1.70%(4)            2.45%(4)

  * Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details.

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.70% and 2.45% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.70% and 2.45% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example translates the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. With this information you can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

            1 Year   3 Years   5 Years   10 Years
            ------   -------   -------   --------
Class A      $ 738   $ 1,080   $ 1,483    $ 2,605
Class C      $ 348   $   764   $ 1,344    $ 2,921

You would pay the following if you did not redeem your shares:

            1 Year   3 Years   5 Years   10 Years
            ------   -------   -------   --------
Class C     $ 248     $ 764    $ 1,344    $ 2,921

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

   Initial Hypothetical $10,000 Investment          5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative      Annual    Return After       Year-End
        Return Before    Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses    & Expenses
 1          5.00%         1.70%       -2.64%         $ 10,330         $   163
 2         10.25%         1.70%        0.57%         $ 10,671         $   168
 3         15.76%         1.70%        3.89%         $ 11,023         $   174
 4         21.55%         1.88%        7.13%         $ 11,367         $   198
 5         27.63%         1.88%       10.48%         $ 11,722         $   205
 6         34.01%         1.88%       13.92%         $ 12,087         $   211
 7         40.71%         1.88%       17.48%         $ 12,464         $   218
 8         47.75%         1.88%       21.14%         $ 12,853         $   224
 9         55.13%         1.88%       24.92%         $ 13,254         $   231
 10        62.89%         1.88%       28.82%         $ 13,668         $   239

Total Gain After Fees and Expenses                   $  3,668

Total Annual Fees & Expenses                                          $ 2,031

OLD MUTUAL EMERGING GROWTH FUND

MORNINGSTAR CATEGORY: SMALL GROWTH SUB-ADVISER: COPPER ROCK CAPITAL
PARTNERS, LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies at the time of purchase with growth characteristics. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Emerging Growth Companies
Growth funds generally focus on stocks of companies believed to have above average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above average prices in relation to such measures as earnings and book value. Emerging growth companies are generally those growth companies that are less mature and appear to have the potential for rapid growth.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Small Company Risk. The Fund primarily invests in small companies. While small companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                             1996            16.64%
                             1997            -4.13%
                             1998             2.56%
                             1999            47.64%
                             2000           -25.59%
                             2001           -32.86%
                             2002           -47.74%
                             2003            56.17%
                             2004             0.38%
                             2005             6.53%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:     Q4 1999     45.66%

WORST QUARTER:    Q3 2001    -34.52%

* The inception date of the Old Mutual Emerging Growth Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of the securities of 2,000 small cap companies in the Russell 2000(R) Index with greater-than-average growth characteristics. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                      Past      Past      Past
                                     1 Year   5 Years   10 Years
                                     ------   -------   --------
Emerging Growth Fund - Class A*
     Before Taxes                     6.53%   -10.14%    -2.99%

Emerging Growth Fund - Class A*
     After Taxes on Distributions     0.43%   -11.20%    -3.96%

Emerging Growth Fund - Class A*/**
     After Taxes on Distributions
     and Sale of Fund Shares          0.28%    -9.14%    -3.00%

Emerging Growth Fund - Class C***
     Returns Before Taxes             5.67%   -10.82%    -3.72%

Russell 2000(R) Growth Index
     (Reflects No Deduction for
     Fees, Expenses or Taxes)         4.15%     2.28%     4.69%

  * The inception date of the Old Mutual Emerging Growth Fund's Class A shares was September 30, 2003. The returns shown for Class A shares prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A shares before taxes from its inception date to December 31, 2005 was 7.07%. The average annual total return of Class A shares after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 4.31% and 3.68%, respectively.

 ** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Emerging Growth Fund's Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return for the Class C shares before taxes from its inception date to December 31, 2005 was 6.26%.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                 CLASS A            CLASS C
                                                            -----------------   --------------
Maximum Sales Charge (Load)                                      5.75%          Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND PAID DIRECTLY FROM
YOUR INVESTMENT)
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                        Not Applicable(1)        1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE AND PAID
DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------
Redemption/Exchange Fee                                          2.00%(2)            2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND PAID
DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------
   Management Fees                                               0.95%(3)            0.95%(3)
----------------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                                  Not Applicable         0.75%
----------------------------------------------------------------------------------------------
   Other Expenses
----------------------------------------------------------------------------------------------
     Service Fees                                                0.25%               0.25%
----------------------------------------------------------------------------------------------
     Other Expenses                                              0.52%(3)            0.52%(3)
----------------------------------------------------------------------------------------------
     Total Other Expenses                                        0.77%               0.77%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses
     Without Reimbursements and Waivers                          1.72%               2.47%
----------------------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                               -0.17%              -0.17%
----------------------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
     With Reimbursements and Waivers                             1.55%(4)            2.30%(4)

  * Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short Term Trading Redemption Fees" section of this Prospectus for more details.

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.55% and 2.30% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.55% and 2.30% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

            1 Year   3 Years   5 Years   10 Years
            ------   -------   -------   --------
Class A     $  724   $ 1,036   $ 1,407   $  2,446
Class C     $  333   $   718   $ 1,267   $  2,765

You would pay the following if you did not redeem your shares:

            1 Year   3 Years   5 Years   10 Years
            ------   -------   -------   --------
Class C     $  233   $   718   $ 1,267   $  2,765

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

    Initial Hypothetical $10,000 Investment         5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative      Annual    Return After       Year-End
        Return Before    Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses    & Expenses
  1         5.00%         1.55%       -2.50%         $  10,345        $   149
  2        10.25%         1.55%        0.87%         $  10,702        $   154
  3        15.76%         1.55%        4.35%         $  11,071        $   159
  4        21.55%         1.72%        7.77%         $  11,434        $   182
  5        27.63%         1.72%       11.30%         $  11,809        $   188
  6        34.01%         1.72%       14.95%         $  12,197        $   195
  7        40.71%         1.72%       18.72%         $  12,597        $   201
  8        47.75%         1.72%       22.62%         $  13,010        $   208
  9        55.13%         1.72%       26.64%         $  13,437        $   214
  10       62.89%         1.72%       30.79%         $  13,877        $   221

Total Gain After Fees and Expenses                   $   3,877

Total Annual Fees & Expenses                                          $  1,871

OLD MUTUAL FOCUSED FUND

MORNINGSTAR CATEGORY: LARGE BLEND       SUB-ADVISER: LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with above-average total returns over a 3 to 5 year market cycle. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large cap companies. While the Fund may invest in companies of any market capitalization, the Fund generally invests in large cap companies that Liberty Ridge, the Fund's Sub-Adviser, believes have sustainable long-term growth prospects but are currently trading at modest relative valuations. Equity securities in which the Fund may invest include common and preferred stock.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Small and Mid-Cap Company Risk. The Fund may invest in small or mid-cap companies. While small and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

              YEAR-BY-YEAR RETURNS AS OF 12/31/05 - CLASS A SHARES*

                                2000      24.39%
                                2001       3.03%
                                2002     -28.81%
                                2003      32.98%
                                2004      13.84%
                                2005       1.70%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q1 2000    29.49%

WORST QUARTER:   Q3 2002   -18.80%

* The inception date of the Old Mutual Focused Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                        Since
                                                    Past      Past    Inception
                                                   1 Year   5 Years   (2/12/99)
                                                   ------   -------   ---------
Focused Fund - Class A*
   Returns Before Taxes                             1.70%    2.46%      11.19%

Focused Fund - Class A*
   After Taxes on Distributions                    -4.22%    1.18%       9.60%

Focused Fund - Class A*/**
   After Taxes on Distributions and
   Sale of Fund Shares                             -2.70%    1.02%       8.56%

Focused Fund - Class C***
   Returns Before Taxes                             0.94%    1.70%      10.36%

Russell 3000(R) Index****
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                         6.12%    1.58%       2.31%

* The inception date of the Old Mutual Focused Fund's Class A shares was September 30, 2003. The returns shown for Class A shares prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A shares before taxes from its inception date to December 31, 2005 was 13.48%. The average annual total returns of Class A shares after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 10.51% and 9.02%, respectively.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Focused Fund's Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C shares before taxes from its inception date to December 31, 2005 was 12.63%.

**** The since inception returns for the Russell 3000(R) Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                              CLASS A            CLASS C
                                              -------            -------

Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE AND
PAID DIRECTLY FROM YOUR INVESTMENT)            5.75%          Not Applicable
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE
PRICE AND PAID DIRECTLY FROM YOUR
INVESTMENT)                              Not Applicable(1)        1.00%
-------------------------------------------------------------------------------
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND PAID DIRECTLY FROM YOUR
INVESTMENT)                                    2.00%(2)           2.00%(2)
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
-------------------------------------------------------------------------------
   Management Fees                             0.65%(3)           0.65%(3)
-------------------------------------------------------------------------------
   Distribution (12b-1) Fees             Not Applicable           0.75%
-------------------------------------------------------------------------------
   Other Expenses
-------------------------------------------------------------------------------
      Service Fees                             0.25               0.25%
-------------------------------------------------------------------------------
      Other Expenses                           0.82%(3)           0.82%(3)
-------------------------------------------------------------------------------
      Total Other Expenses                     1.07%              1.07%
-------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers          1.72%              2.47%
-------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment             -0.32%             -0.32%
-------------------------------------------------------------------------------
   Total Net Annual Fund Operating
   Expenses With Reimbursements and
   Waivers                                     1.40%(4)           2.15%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.40% and 2.15% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.40% and 2.15% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                       1 Year    3 Years    5 Years     10 Years
                      --------   -------   ---------   ---------
Class A                 $ 709     $ 993     $ 1,365     $ 2,408
Class C                 $ 318     $ 673     $ 1,224     $ 2,729

You would pay the following if you did not redeem your shares:

                       1 Year    3 Years    5 Years     10 Years
                      --------   -------   ---------   ---------
Class C                $ 218      $ 673     $ 1,224     $ 2,729

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

        Initial Hypothetical $10,000 Investment     5% Assumed Rate of Return

                                    Cumulative     Hypothetical
         Cumulative       Annual   Return After      Year-End
       Return  Before    Expense      Fees &       Balance After   Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   & Expenses
  1          5.00%        1.40%       -2.36%          $ 10,360        $   134
  2         10.25%        1.40%        1.16%          $ 10,733        $   139
  3         15.76%        1.40%        4.80%          $ 11,119        $   144
  4         21.55%        1.72%        8.24%          $ 11,484        $   183
  5         27.63%        1.72%       11.79%          $ 11,861        $   189
  6         34.01%        1.72%       15.45%          $ 12,250        $   195
  7         40.71%        1.72%       19.24%          $ 12,652        $   202
  8         47.75%        1.72%       23.15%          $ 13,067        $   208
  9         55.13%        1.72%       27.19%          $ 13,495        $   215
 10         62.89%        1.72%       31.36%          $ 13,938        $   222

Total Gain After Fees and Expenses                      $  3,938

Total Annual Fees & Expenses                                          $ 1,831

OLD MUTUAL GROWTH FUND

MORNINGSTAR CATEGORY: MID-CAP GROWTH

SUB-ADVISERS: MUNDER CAPITAL MANAGEMENT AND TURNER INVESTMENT PARTNERS, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its net assets in equity securities of small and mid-cap companies with favorable growth prospects. Equity securities in which the Fund may invest include common stocks and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Fund primarily invests in small or mid-cap companies. While small and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.


The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                                  1996     9.41%
                                  1997    -3.84%
                                  1998     0.12%
                                  1999    91.56%
                                  2000   -23.38%
                                  2001   -34.83%
                                  2002   -30.65%
                                  2003    25.33%
                                  2004     7.41%
                                  2005    10.93%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q4 1999    64.33%

WORST QUARTER:   Q4 2000   -32.66%

* The inception date of the Old Mutual Growth Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Russell Mid-Cap Growth Index and S&P MidCap 400 Index. The unmanaged Russell Mid-Cap Growth Index measures the performance of those securities in the Russell Mid-Cap Index with greater than average growth characteristics. The S&P MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market capitalization, liquidity and industry group representations. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                Past         Past        Past
                                               1 Year      5 Years     10 Years
                                               ------      -------     --------

Growth Fund - Class A*
   Returns Before Taxes                        10.93%       -7.56%       0.43%

Growth Fund - Class A*
   After Taxes on Distributions                 4.53%       -8.65%      -0.57%

Growth Fund - Class A*/**
   After Taxes on Distributions
   and Sale of Fund Shares                      2.95%       -7.13%      -0.11%

Growth Fund - Class C***
   Returns Before Taxes                        10.08%       -8.26%      -0.32%

Russell Mid-Cap Growth Index
   (Reflects No Deduction for Fees,
   Expenses or Taxes)                          12.10%        1.38%       9.27%

S&P MidCap 400 Index
   (Reflects No Deduction for Fees,
   Expenses or Taxes)                          12.55%        8.60%      13.83%

* The inception date of the Old Mutual Growth Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 11.29%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 8.40% and 7.19%, respectively.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Growth Fund's Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 10.45%.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                    CLASS A           CLASS C
                                              ------------------  --------------

Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE AND
 PAID DIRECTLY FROM YOUR INVESTMENT)                5.75%         Not Applicable
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE
PRICE AND PAID DIRECTLY FROM YOUR
INVESTMENT)                                    Not Applicable(1)      1.00%
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND PAID DIRECTLY FROM YOUR
INVESTMENT)                                         2.00%(2)          2.00%(2)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                  0.95%(3)          0.95%(3)
--------------------------------------------------------------------------------
   Distribution (12b-1) Fees                    Not Applicable        0.75%
--------------------------------------------------------------------------------
   Other Expenses
--------------------------------------------------------------------------------
      Service Fees                                  0.25%             0.25%
--------------------------------------------------------------------------------
      Other Expenses                                0.47%(3)          0.48%(3)
--------------------------------------------------------------------------------
      Total Other Expenses                          0.72%             0.73%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers               1.67%             2.43%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                  -0.32%            -0.33%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                  1.35%(4)          2.10%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.35% and 2.10% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.35% and 2.10% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                       1 Year   3 Years   5 Years    10 Years
                       ------   -------   -------   ---------
Class A                 $ 705    $ 978    $ 1,340    $ 2,357
Class C                 $ 313    $ 658    $ 1,201    $ 2,686

You would pay the following if you did not redeem your shares:

                       1 Year   3 Years   5 Years    10 Years
                       ------   -------   -------   ---------
Class C                 $ 213    $ 658    $ 1,201    $ 2,686

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

        Initial Hypothetical $10,000 Investment     5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative       Annual   Return After       Year-End
       Return  Before    Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses    & Expenses
  1         5.00%         1.35%        -2.31%          $ 10,365        $   130
  2        10.25%         1.35%         1.26%          $ 10,743        $   134
  3        15.76%         1.35%         4.95%          $ 11,135        $   139
  4        21.55%         1.67%         8.45%          $ 11,506        $   178
  5        27.63%         1.67%        12.06%          $ 11,889        $   184
  6        34.01%         1.67%        15.79%          $ 12,285        $   190
  7        40.71%         1.67%        19.65%          $ 12,694        $   197
  8        47.75%         1.67%        23.63%          $ 13,117        $   203
  9        55.13%         1.67%        27.75%          $ 13,554        $   210
 10        62.89%         1.67%        32.00%          $ 14,005        $   217

Total Gain After Fees and Expenses                     $  4,005

Total Annual Fees & Expenses                                           $ 1,782

OLD MUTUAL HEITMAN REIT FUND

MORNINGSTAR CATEGORY: SPECIALTY - REAL ESTATE SUB-ADVISER: HEITMAN REAL ESTATE SECURITIES, LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). Heitman, the Fund's Sub-Adviser, considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. The equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: REITs
A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is generally not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain real estate related industries, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. Real estate industries are particularly sensitive to the following economic factors: interest rate changes or market recessions; over-building in one particular area, changes in zoning laws, or changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents.

REITs Risk. REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                                1996      37.26%
                                1997      20.40%
                                1998     -15.55%
                                1999      -1.57%
                                2000      24.30%
                                2001       9.84%
                                2002       2.07%
                                2003      35.73%
                                2004      34.64%
                                2005      12.06%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q4 1996    19.20%

WORST QUARTER:   Q3 2002   -11.06%

* The inception date of Old Mutual Heitman REIT Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was March 13, 1989) and the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Dow Jones Wilshire Real Estate Securities Index and the S&P 500 Index. The Dow Jones Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                             Past      Past      Past
                                            1 Year   5 Years   10 Years
                                            ------   -------   --------

Heitman REIT Fund - Class A*
      Returns Before Taxes                  12.06%    18.09%     14.64%

Heitman REIT Fund - Class A*
      After Taxes on Distributions           2.91%    13.13%     10.72%

Heitman REIT Fund - Class A*/**
      After Taxes on Distributions
      and Sale of Fund Shares                5.30%    12.50%     10.34%

Heitman REIT Fund - Class C***
      Returns Before Taxes                  11.23%    17.21%     10.27%

Dow Jones Wilshire Real Estate Securities
   Index (float adjusted)
      (Reflects No Deduction for
      Fees, Expenses or Taxes)              13.83%    18.99%     15.12%

S&P 500 Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)               4.91%     0.54%      9.07%

* The inception date of the Old Mutual Heitman REIT Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 24.44%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 18.18% and 17.02%, respectively.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Heitman REIT Fund's Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 23.52%

FEES AND EXPENSES


This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                    CLASS A          CLASS C
                                               -----------------  --------------

Maximum Sales Charge (Load)                          5.75%        Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND PAID
DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)           Not Applicable(1)      1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE
AND PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Redemption/Exchange Fee                              2.00%(2)         2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND PAID DIRECTLY FROM YOUR
INVESTMENT)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                   0.90%(3)         0.90%(3)
--------------------------------------------------------------------------------
   Distribution (12b-1) Fees                     Not Applicable       0.75%
--------------------------------------------------------------------------------
   Other Expenses
--------------------------------------------------------------------------------
      Service Fees                                   0.25%            0.25%
--------------------------------------------------------------------------------
      Other Expenses                                 0.43%(3)         0.44%(3)
--------------------------------------------------------------------------------
      Total Other Expenses                           0.68%            0.69%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                1.58%            2.34%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                   -0.08%           -0.09%

--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses          1.50%(4)         2.25%(4)
   With Reimbursements and Waivers

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details.

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.50% and 2.25% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old MutualCapital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                           1 Year   3 Years   5 Years   10 Years
                           ------   -------   -------   --------
Class A                    $  719   $ 1,022   $ 1,363   $  2,325
Class C                    $  328   $   703   $ 1,225   $  2,654

You would pay the following if you did not redeem your shares:

                           1 Year   3 Years   5 Years   10 Years
                           ------   -------   -------   --------
Class C                    $  228   $   703   $ 1,225   $  2,654

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

     Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                 Cumulative     Hypothetical
         Cumulative     Annual  Return After     Year-End
       Return Before   Expense     Fees &      Balance After   Annual Fees
Yea   Fees & Expenses   Ratio     Expenses    Fees & Expenses  &  Expenses
  1         5.00%       1.50%      -2.45%         $  10,350      $   144
  2        10.25%       1.50%       0.96%         $  10,712      $   149
  3        15.76%       1.50%       4.50%         $  11,087      $   154
  4        21.55%       1.58%       8.07%         $  11,466      $   168
  5        27.63%       1.58%      11.77%         $  11,859      $   174
  6        34.01%       1.58%      15.59%         $  12,264      $   180
  7        40.71%       1.58%      19.54%         $  12,684      $   186
  8        47.75%       1.58%      23.63%         $  13,117      $   192
  9        55.13%       1.58%      27.86%         $  13,566      $   199
 10        62.89%       1.58%      32.23%         $  14,030      $   205

Total Gain After Fees and Expenses                $   4,030

Total Annual Fees & Expenses                                     $ 1,751

OLD MUTUAL LARGE CAP FUND

MORNINGSTAR CATEGORY: LARGE VALUE       SUB-ADVISER: LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                               1997      25.10%
                               1998      33.89%
                               1999      10.22%
                               2000      23.38%
                               2001      -2.02%
                               2002     -24.92%
                               2003      18.61%
                               2004       6.54%
                               2005       1.68%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q4 1998    28.01%

WORST QUARTER:   Q3 2002   -21.39%

* The inception date of the Old Mutual Large Cap Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                     Since
                                                   Past    Past     Inception
                                                  1 Year  5 Years  (12/31/96)
                                                  ------  -------  ----------

Large Cap Fund - Class A*
      Returns Before Taxes                         1.68%   -1.12%     8.88%

Large Cap Fund - Class A*
      After Taxes on Distributions                -4.27%   -2.49%     5.82%

Large Cap Fund - Class A*/**
      After Taxes on Distributions and
      Sale of Fund Shares                         -2.70%   -2.03%     5.63%

Large Cap Fund - Class C***
      Returns Before Taxes                         0.95%   -1.86%     8.07%

S&P 500 Index
      (Reflects No Deduction for Fees, Expenses
      or Taxes)                                    4.91%    0.54%     7.63%

* The inception date of the Old Mutual Large Cap Fund's Class A shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class

      A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 7.79%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 4.78% and 4.20%, respectively.


** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Large Cap Fund's Class C shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 6.98%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                    CLASS A          CLASS C
                                                    -------       --------------

Maximum Sales Charge (Load)                          5.75%        Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND PAID
DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)           Not Applicable(1)      1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE
AND PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Redemption/Exchange Fee                              2.00%(2)         2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND PAID DIRECTLY FROM YOUR
INVESTMENT)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                   0.75%(3)         0.75%(3)
--------------------------------------------------------------------------------
   Distribution (12b-1) Fees                     Not Applicable       0.75%
--------------------------------------------------------------------------------
   Other Expenses
--------------------------------------------------------------------------------
      Service Fees                                   0.25%            0.25%
--------------------------------------------------------------------------------
      Other Expenses                                 0.51%(3)         0.51%(3)
--------------------------------------------------------------------------------
      Total Other Expenses                           0.76%            0.76%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses                   1.51%            2.26%
   Without Reimbursements and Waivers
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                   -0.11%           -0.11%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                   1.40%(4)         2.15%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.40% and 2.15% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.40% and 2.15% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                           1 Year   3 Years   5 Years   10 Years
                           ------   -------   -------   --------
Class A                    $  709   $   993   $ 1,320   $  2,245
Class C                    $  318   $   673   $ 1,178   $  2,568

You would pay the following if you did not redeem your shares:

                           1 Year   3 Years   5 Years   10 Years
                           ------   -------   -------   --------
Class C                    $  218   $   673   $ 1,178   $  2,568

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

     Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                 Cumulative     Hypothetical
         Cumulative     Annual  Return After     Year-End
       Return Before   Expense     Fees &      Balance After   Annual Fees
Year  Fees & Expenses   Ratio     Expenses    Fees & Expenses  &  Expenses
  1         5.00%       1.40%      -2.36%        $  10,360       $   134
  2        10.25%       1.40%       1.16%        $  10,733       $   139
  3        15.76%       1.40%       4.80%        $  11,119       $   144
  4        21.55%       1.51%       8.46%        $  11,507       $   161
  5        27.63%       1.51%      12.24%        $  11,909       $   167
  6        34.01%       1.51%      16.16%        $  12,325       $   172
  7        40.71%       1.51%      20.21%        $  12,755       $   178
  8        47.75%       1.51%      24.41%        $  13,200       $   185
  9        55.13%       1.51%      28.75%        $  13,661       $   191
 10        62.89%       1.51%      33.24%        $  14,137       $   198

Total Gain After Fees and Expenses               $   4,137

Total Annual Fees & Expenses                                     $ 1,669

OLD MUTUAL LARGE CAP GROWTH FUND

MORNINGSTAR CATEGORY: LARGE GROWTH

SUB-ADVISERS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies with favorable growth prospects. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                             1996           23.37%
                             1997           22.21%
                             1998           30.07%
                             1999           66.60%
                             2000           -0.49%
                             2001          -28.76%
                             2002          -29.00%
                             2003           29.99%
                             2004            8.45%
                             2005            4.16%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:     Q4 1999       59.49%

WORST QUARTER:    Q4 2000      -22.81%

* The inception date of the Old Mutual Large Cap Growth Fund's Class A shares was July, 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                          Past      Past      Past
                                         1 Year   5 Years   10 Years
                                         ------   -------   --------

Large Cap Growth Fund -- Class A*
      Returns Before Taxes                 4.16%    -5.77%      9.22%

Large Cap Growth Fund -- Class A*         -1.85%    -6.88%      7.67%
      After Taxes on Distributions

Large Cap Growth Fund -- Class A*/**
      After Taxes on Distributions and
      Sale of Fund Shares                 -1.20%    -5.71%      7.32%

Large Cap Growth Fund -- Class C***
      Returns Before Taxes                 3.38%    -6.48%      8.40%

                                          Past      Past      Past
                                         1 Year   5 Years   10 Years
                                         ------   -------   --------

Russell 1000(R) Growth Index
      (Reflects No Deduction for Fees,
      Expenses or Taxes)                   5.26%    -3.58%      6.73%

* The inception date of the Old Mutual Large Cap Growth Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 9.61%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 6.96% and 5.96%, respectively.


** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Large Cap Growth Fund's Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 8.79%.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                            CLASS A          CLASS C
                                                       -----------------  --------------
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE AND PAID DIRECTLY
 FROM YOUR INVESTMENT)                                       5.75%        Not Applicable
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE AND PAID
DIRECTLY FROM YOUR INVESTMENT)                         Not Applicable(1)     1.00%
----------------------------------------------------------------------------------------
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED
 AND PAID DIRECTLY FROM YOUR INVESTMENT)                     2.00%(2)        2.00%(2)
----------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------
   Management Fees                                           0.85%(3)        0.85%(3)
----------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                            Not Applicable       0.75%
----------------------------------------------------------------------------------------

                                                            CLASS A          CLASS C
                                                       -----------------  --------------
Other Expenses
----------------------------------------------------------------------------------------
   Service Fees                                              0.25%           0.25%
----------------------------------------------------------------------------------------
   Other Expenses                                            0.48%(3)        0.48%(3)
----------------------------------------------------------------------------------------
   Total Other Expenses                                      0.73%           0.73%
----------------------------------------------------------------------------------------
Total Annual Operating Expenses                              1.58%           2.33%
Without Reimbursements and Waivers
----------------------------------------------------------------------------------------
Expense (Reduction)/Recoupment                              -0.08%          -0.08%
----------------------------------------------------------------------------------------
Total Net Annual Fund Operating Expenses
With Reimbursements and Waivers                              1.50%(4)        2.25%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.


(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.50% and 2.25% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

          1 Year   3 Years   5 Years   10 Years
          ------   -------   -------   --------
Class A    $719    $1,022    $ 1,363   $ 2,325
Class C    $328    $  703    $ 1,222   $ 2,646

Your would pay the following if you did not redeem your shares:

          1 Year   3 Years   5 Years   10 Years
          ------   -------   -------   --------
Class C    $228     $703      $1,222    $2,646

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

     Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                 Cumulative     Hypothetical
         Cumulative     Annual  Return After     Year-End
       Return Before   Expense     Fees &      Balance After   Annual Fees
Year  Fees & Expenses   Ratio     Expenses    Fees & Expenses  &  Expenses
  1         5.00%       1.50%      -2.45%          $10,350        $  144
  2        10.25%       1.50%       0.96%          $10,712        $  149
  3        15.76%       1.50%       4.50%          $11,087        $  154
  4        21.55%       1.58%       8.07%          $11,466        $  168
  5        27.63%       1.58%      11.77%          $11,859        $  174
  6        34.01%       1.58%      15.59%          $12,264        $  180
  7        40.71%       1.58%      19.54%          $12,684        $  186
  8        47.75%       1.58%      23.63%          $13,117        $  192
  9        55.13%       1.58%      27.86%          $13,566        $  199
 10        62.89%       1.58%      32.23%          $14,030        $  205

Total Gain After Fees and Expenses                 $ 4,030

Total Annual Fees & Expenses                                      $1,751

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND

MORNINGSTAR CATEGORY: LARGE GROWTH

SUB-ADVISERS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies with favorable growth prospects. Each Sub-Adviser will invest the portion of the Fund it manages in not more than 40 large cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                                 1997      32.57%
                                 1998      67.15%
                                 1999     101.91%
                                 2000     -22.49%
                                 2001     -35.64%
                                 2002     -31.67%
                                 2003      32.59%
                                 2004       7.14%
                                 2005       5.09%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q4 1999    75.41%

WORST QUARTER:   Q4 2000   -33.20%

* The inception date of Old Mutual Large Cap Growth Concentrated Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                      Since
                                                    Past     Past   Inception
                                                   1 Year  5 Years  (11/29/96)
                                                   ------  -------  ----------

Large Cap Growth Concentrated Fund - Class A*
      Returns Before Taxes                           5.09%   -8.07%     9.28%

Large Cap Growth Concentrated Fund - Class A*
      After Taxes on Distributions                  -0.95%   -9.15%     7.60%

                                                                      Since
                                                    Past     Past   Inception
                                                   1 Year  5 Years  (11/29/96)
                                                   ------  -------  ----------

Large Cap Growth Concentrated Fund - Class A*/**
      After Taxes on Distributions and
      Sale of Fund Shares                           -0.62%   -7.53%     7.42%

Large Cap Growth Concentrated Fund - Class C***
         Returns Before Taxes                        4.32%   -8.75%     8.47%

Russell 1000(R) Growth Index****
      (Reflects No Deduction for Fees,
      Expenses or Taxes)                             5.26%   -3.58%     6.73%


* The inception date of the Old Mutual Large Cap Growth Concentrated Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 10.64%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 7.77% and 6.65%, respectively.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Large Cap Growth Concentrated Fund's Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 9.81%.

**** The since inception returns for the Russell 1000(R) Growth Index were calculated as of November 30, 1996.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                 CLASS A          CLASS C
                                                            ----------------   --------------
Maximum Sales Charge (Load)                                       5.75%        Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND PAID DIRECTLY
 FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                        Not Applicable(1)      1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE AND PAID
---------------------------------------------------------------------------------------------
DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------

                                                                 CLASS A          CLASS C
                                                            ----------------   --------------
Redemption/Exchange Fee                                           2.00%(2)         2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED
 AND PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------
   Management Fees                                                0.90%(3)         0.90%(3)
---------------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                                Not Applicable         0.75%
---------------------------------------------------------------------------------------------
   Other Expenses
---------------------------------------------------------------------------------------------
      Service Fees                                                0.25%            0.25%
---------------------------------------------------------------------------------------------
      Other Expenses                                              0.56%(3)         0.56% (3)
---------------------------------------------------------------------------------------------
      Total Other Expenses                                        0.81%            0.81%
   Total Annual Operating Expenses                                1.71%            2.46%
   Without Reimbursements and Waivers
---------------------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                                -0.21%           -0.21%
---------------------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                                1.50%(4)         2.25%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.


(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.50% and 2.25% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.


                                    YOUR COST

          1 Year   3 Years   5 Years   10 Years
          ------   -------   -------   --------
Class A    $719    $1,022     $1,391    $2,426
Class C    $328      $703     $1,251    $2,745

You would pay the following if you did not redeem your shares:

          1 Year   3 Years   5 Years   10 Years
          ------   -------   -------   --------
Class C    $228      $703     $1,251    $2,745

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

    Initial Hypothetical $10,000 Investment        5% Assumed Rate of Return

                                   Cumulative     Hypothetical
          Cumulative      Annual  Return After     Year-End
        Return Before    Expense     Fees &      Balance After   Annual Fees &
 Year  Fees & Expenses    Ratio     Expenses    Fees & Expenses    Expenses
   1         5.00%        1.50%      -2.45%         $10,350          $  144
   2        10.25%        1.50%       0.96%         $10,712          $  149
   3        15.76%        1.50%       4.50%         $11,087          $  154
   4        21.55%        1.71%       7.93%         $11,452          $  182
   5        27.63%        1.71%      11.49%         $11,829          $  188
   6        34.01%        1.71%      15.15%         $12,218          $  194
   7        40.71%        1.71%      18.94%         $12,620          $  200
   8        47.75%        1.71%      22.86%         $13,035          $  207
   9        55.13%        1.71%      26.90%         $13,464          $  214
  10        62.89%        1.71%      31.07%         $13,907          $  221

Total Gain After Fees and Expenses                  $ 3,907

Total Annual Fees & Expenses                                         $1,853

OLD MUTUAL MID-CAP FUND

MORNINGSTAR CATEGORY: MID-CAP BLEND   SUB-ADVISER: LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Small and Mid-Cap Company Risk. The Fund primarily invests in mid-cap companies and also may invest in smaller companies. While small-sized companies, and to an extent mid-cap companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                              1998           26.57%
                              1999           21.33%
                              2000           25.70%
                              2001            7.40%
                              2002          -20.14%
                              2003           34.03%
                              2004           17.74%
                              2005            6.20%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:      Q4 1998           29.96%

WORST QUARTER:     Q3 2001          -18.56%

* The inception date of Old Mutual Mid-Cap Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the S&P MidCap 400 Index, a widely recognized unmanaged index that measures the performance of 400 mid-cap stocks. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                      Since
                                                 Past      Past     Inception
                                                1 Year    5 Years   (4/30/97)
                                                -------   -------   ---------

Mid-Cap Fund - Class A*
      Returns Before Taxes                       6.20%     7.53%      16.93%

Mid-Cap Fund - Class A*
      After Taxes on Distributions              -1.82%     5.52%      12.70%

Mid-Cap Fund - Class A*/**
      After Taxes on Distributions and
      Sale of Fund Shares                        0.90%     5.12%      12.05%

Mid-Cap Fund - Class C***
      Returns Before Taxes                       5.44%     6.74%      16.07%

                                                                      Since
                                                 Past      Past     Inception
                                                1 Year    5 Years   (4/30/97)
                                                -------   -------   ---------

S&P MidCap 400 Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                  12.55%     8.60%      13.83%

* The inception date of the Old Mutual Mid-Cap Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 17.28%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 12.80% and 11.91%, respectively.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Mid-Cap Fund's Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 16.45%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                               CLASS A           CLASS C
                                          -----------------   --------------

Maximum Sales Charge (Load)                    5.75%          Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE
AND PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)      Not Applicable(1)      1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE
PRICE AND PAID DIRECTLY FROM YOUR
INVESTMENT)
--------------------------------------------------------------------------------
Redemption/Exchange Fee                        2.00%(2)          2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND PAID DIRECTLY FROM YOUR
INVESTMENT)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
--------------------------------------------------------------------------------
   Management Fees                             0.95%(3)          0.95%(3)
--------------------------------------------------------------------------------
   Distribution (12b-1) Fees               Not Applicable        0.75%
--------------------------------------------------------------------------------
   Other Expenses
--------------------------------------------------------------------------------
      Service Fees                             0.25%             0.25%
--------------------------------------------------------------------------------
      Other Expenses                           0.41%(3)          0.41%(3)
--------------------------------------------------------------------------------
      Total Other Expenses                     0.66%             0.66%
--------------------------------------------------------------------------------

                                               CLASS A           CLASS C
--------------------------------------------------------------------------------
   Total Annual Operating Expenses             1.61%             2.36%
      Without Reimbursements and Waivers
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment             -0.16%            -0.16%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating
      Expenses With Reimbursements and
      Waivers                                  1.45%(4)          2.20%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.45% and 2.20% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.45% and 2.20% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                1 Year   3 Years   5 Years   10 Years
                ------   -------   -------   --------
Class A          $714    $1,007    $1,356     $2,336
Class C          $323     $688     $1,215     $2,657

You would pay the following if you did not redeem your shares:

                1 Year   3 Years   5 Years   10 Years
                ------   -------   -------   --------
Class C          $223     $688     $1,215     $2,657

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

        Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                   Cumulative      Hypothetical
         Cumulative       Annual   Return After      Year-End
        Return Before    Expense     Fees &       Balance After      Annual Fees
Year   Fees & Expenses    Ratio     Expenses      Fees & Expenses    & Expenses
  1          5.00%        1.45%       -2.40%          $10,355          $  140
  2         10.25%        1.45%        1.06%          $10,723          $  144
  3         15.76%        1.45%        4.65%          $11,103          $  149
  4         21.55%        1.61%        8.20%          $11,480          $  171
  5         27.63%        1.61%       11.86%          $11,869          $  177
  6         34.01%        1.61%       15.66%          $12,271          $  183
  7         40.71%        1.61%       19.58%          $12,687          $  189
  8         47.75%        1.61%       23.63%          $13,117          $  196
  9         55.13%        1.61%       27.82%          $13,562          $  202
 10         62.89%        1.61%       32.15%          $14,022          $  209

Total Gain After Fees and Expenses                    $4,022

Total Annual Fees & Expenses                                           $1,760

OLD MUTUAL SELECT GROWTH FUND

MORNINGSTAR CATEGORY: LARGE GROWTH

SUB-ADVISERS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

INVESTMENT APPROACH

The Fund, a non-diversified Fund, seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with favorable growth prospects. Each Sub-Adviser will invest its portion of the Fund in not more than 40 companies. While the Fund may invest in companies of any market capitalization, the Fund generally invests in large cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than funds that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified fund. The Fund's share prices may also be more volatile than those of diversified fund.

Small and Mid-Cap Company Risk. The Fund may invest in small or mid-cap companies. While small and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                              1996           27.58%
                              1997            6.42%
                              1998           18.51%
                              1999          159.64%
                              2000          -24.94%
                              2001          -41.10%
                              2002          -34.14%
                              2003           29.92%
                              2004            6.44%
                              2005            3.99%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:      Q4 1999          130.25%

WORST QUARTER:     Q4 2000          -43.22%

* The inception date of the Old Mutual Select Growth Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                 Past       Past        Past
                                                1 Year     5 Years    10 Years
                                                -------   ---------   --------

Select Growth Fund -- Class A*
      Returns Before Taxes                       3.99%     -11.02%      5.75%

Select Growth Fund -- Class A*
      After Taxes on Distributions              -1.99%     -12.06%      4.60%

Select Growth Fund -- Class A*/**
      After Taxes on Distributions and
      Sales of Fund Shares                      -1.29%      -9.80%      4.44%

Select Growth Fund -- Class C***
      Returns Before Taxes                       3.21%     -11.68%      4.96%

Russell 3000(R) Growth Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                   5.17%      -3.15%      6.48%

* The inception date of the Old Mutual Select Growth Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 8.20%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 5.38% and 4.59%, respectively.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Select Growth Fund's Class C shares was September 30, 2003. The returns shown for Class C prior to its inception as based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 7.39%.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current Sub-Advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                               CLASS A            CLASS C
                                          -----------------   --------------

Maximum Sales Charge (Load)                    5.75%          Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND
PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)      Not Applicable(1)      1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE
PRICE AND PAID DIRECTLY FROM YOUR
INVESTMENT)
--------------------------------------------------------------------------------
Redemption/Exchange Fee                        2.00%(2)          2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND PAID DIRECTLY FROM YOUR
INVESTMENT)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
--------------------------------------------------------------------------------
   Management Fees                             0.90%(3)          0.90%(3)
--------------------------------------------------------------------------------
   Distribution (12b-1) Fees              Not Applicable         0.75%
--------------------------------------------------------------------------------
   Other Expenses
--------------------------------------------------------------------------------
      Service Fees                             0.25%             0.25%
--------------------------------------------------------------------------------
      Other Expenses                           0.63%(3)          0.63%(3)
--------------------------------------------------------------------------------
      Total Other Expenses                     0.88%             0.88%
   Total Annual Operating Expenses
      Without Reimbursements and Waivers       1.78%             2.53%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment             -0.28%            -0.28%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating
      Expenses With Reimbursements and
      Waivers                                  1.50%(4)          2.25%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.50% and 2.25% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                1 Year   3 Years   5 Years   10 Years
                ------   -------   -------   --------
Class A          $719    $1,022    $1,406     $2,480
Class C          $328      $703    $1,266     $2,798

You would pay the following if you did not redeem your shares:

                1 Year   3 Years   5 Years   10 Years
                ------   -------   -------   --------
Class C          $228     $703     $1,266     $2,798

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

    Initial Hypothetical $10,000 Investment          5% Assumed Rate of Return

                                   Cumulative      Hypothetical
         Cumulative       Annual   Return After      Year-End
        Return Before    Expense     Fees &       Balance After      Annual Fees
Year   Fees & Expenses    Ratio     Expenses      Fees & Expenses    & Expenses
  1          5.00%        1.50%       -2.45%          $10,350          $  144
  2         10.25%        1.50%        0.96%          $10,712          $  149
  3         15.76%        1.50%        4.50%          $11,087          $  154
  4         21.55%        1.78%        7.86%          $11,444          $  189
  5         27.63%        1.78%       11.33%          $11,813          $  195
  6         34.01%        1.78%       14.92%          $12,193          $  201
  7         40.71%        1.78%       18.62%          $12,586          $  208
  8         47.75%        1.78%       22.44%          $12,991          $  215
  9         55.13%        1.78%       26.38%          $13,409          $  221
 10         62.89%        1.78%       30.45%          $13,841          $  229

Total Gain After Fees and Expenses                    $ 3,841

Total Annual Fees & Expenses                                           $1,905

OLD MUTUAL SMALL CAP FUND

MORNINGSTAR CATEGORY: SMALL BLEND

SUB-ADVISERS: EAGLE ASSET MANAGEMENT, INC. AND LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Small Company Risk. The Fund invests primarily in smaller sized companies. While small companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                              1998            0.89%
                              1999           18.33%
                              2000           32.49%
                              2001            4.64%
                              2002          -32.15%
                              2003           38.50%
                              2004           15.30%
                              2005            1.78%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:      Q4 2001           25.60%

WORST QUARTER:     Q3 2002          -22.06%

* The inception date of the Old Mutual Small Cap Fund's Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                      Since
                                                  Past      Past    Inception
                                                 1 Year    5 Years  (4/30/97)
                                                -------   -------   ---------

Small Cap Fund - Class A*
      Returns Before Taxes                       1.78%     2.91%      11.90%

Small Cap Fund - Class A*
      After Taxes on Distributions              -4.07%     1.69%      10.32%

Small Cap Fund - Class A*/**
      After Taxes on Distributions and
      Sale of Fund Shares                       -2.65%     1.45%       9.31%

Small Cap Fund - Class C***
      Returns Before Taxes                       1.03%     2.14%      11.06%

                                                                      Since
                                                  Past      Past    Inception
                                                 1 Year    5 Years  (4/30/97)
                                                -------   -------   ---------

Russell 2000(R) Index
      (Reflects No Deduction for                 4.55%     8.22%      8.49%
      Fees, Expenses or Taxes)

* The inception date of the Old Mutual Small Cap Fund's Class A shares was September 30, 2003. The returns shown for Class A shares prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 14.67%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 11.71% and 10.05%, respectively.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Small Cap Fund's Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 13.82%.

As of January 1, 2006, certain of the Fund's assets began to be managed by a Sub-Adviser different than the Fund's former adviser, and the Fund's former adviser became a Sub-Adviser to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                               CLASS A            CLASS C
                                          -----------------   --------------

Maximum Sales Charge (Load)                    5.75%          Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND
PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)      Not Applicable(1)      1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE
PRICE AND PAID DIRECTLY FROM YOUR
INVESTMENT)
--------------------------------------------------------------------------------
Redemption/Exchange Fee                        2.00%(2)          2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND PAID DIRECTLY FROM YOUR
INVESTMENT
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
--------------------------------------------------------------------------------
   Management Fees                             1.00%(3)          1.00%(3)
--------------------------------------------------------------------------------

                                               CLASS A            CLASS C
--------------------------------------------------------------------------------
   Distribution (12b-1) Fees                Not Applicable       0.75%
--------------------------------------------------------------------------------
   Other Expenses
--------------------------------------------------------------------------------
      Service Fees                             0.25%             0.25%
--------------------------------------------------------------------------------
      Other Expenses                           0.66%(3)          0.66%(3)
--------------------------------------------------------------------------------
      Total Other Expenses                     0.91%             0.91%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses             1.91%             2.66%
      Without Reimbursements and Waivers
      Expense (Reduction)/Recoupment          -0.41%            -0.41%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating             1.50%(4)          2.25%(4)
      Expenses With Reimbursements and
      Waivers

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.50% and 2.25% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


      This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                1 Year   3 Years   5 Years   10 Years
                ------   -------   -------   --------
Class A          $719    $1,022    $1,433     $2,579
Class C          $328     $703     $1,294     $2,896

You would pay the following if you did not redeem your shares:

                1 Year   3 Years   5 Years   10 Years
                ------   -------   -------   --------
Class C          $228     $703     $1,294     $2,896

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

        Initial Hypothetical $10,000 Investment    5% Assumed Rate of Return

                                   Cumulative      Hypothetical
         Cumulative       Annual   Return After      Year-End
        Return Before    Expense     Fees &       Balance After      Annual Fees
Year   Fees & Expenses    Ratio     Expenses      Fees & Expenses    & Expenses
  1          5.00%        1.50%       -2.45%          $10,350          $  144
  2         10.25%        1.50%        0.96%          $10,712          $  149
  3         15.76%        1.50%        4.50%          $11,087          $  154
  4         21.55%        1.91%        7.73%          $11,430          $  203
  5         27.63%        1.91%       11.05%          $11,783          $  209
  6         34.01%        1.91%       14.49%          $12,147          $  215
  7         40.71%        1.91%       18.02%          $12,522          $  222
  8         47.75%        1.91%       21.67%          $12,909          $  229
  9         55.13%        1.91%       25.43%          $13,308          $  236
 10         62.89%        1.91%       29.31%          $13,719          $  243

Total Gain After Fees and Expenses                    $ 3,719

Total Annual Fees & Expenses                                           $2,004

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

MORNINGSTAR CATEGORY: SMALL GROWTH

SUB-ADVISERS: COPPER ROCK CAPITAL PARTNERS, LLC; EAGLE ASSET MANAGEMENT, INC.;
              AND LIBERTY RIDGE CAPITAL, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies. The Fund's investments are allocated between companies with growth prospects, companies with value characteristics, and companies that may have growth and value characteristics. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.

Small Company Risk. The Fund invests primarily in smaller sized companies. While small companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.


PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                                1997      24.44%
                                1998       1.84%
                                1999      51.31%
                                2000      11.64%
                                2001     -10.22%
                                2002     -33.35%
                                2003      47.07%
                                2004      10.92%
                                2005       5.56%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:   Q4 1999        36.03%

WORST QUARTER:  Q3 1998       -23.55%

* The inception date of the Old Mutual Strategic Small Company Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                Past      Past      Inception
                                               1 Year    5 Years    (12/31/96)
                                               ------    -------    ----------

Strategic Small Company Fund - Class A*
      Returns Before Taxes                      5.56%     0.60%        9.19%

Strategic Small Company Fund - Class A*
      After Taxes on Distributions             -0.51%    -0.59%        7.14%

Strategic Small Company Fund - Class A*/**
      After Taxes on Distributions and
      Sale of Fund Shares                      -0.33%    -0.50%        6.65%

                                                Past      Past      Inception
                                               1 Year    5 Years    (12/31/96)
                                               ------    -------    ----------

Strategic Small Company Fund - Class C***
      Returns Before Taxes                      4.74%     -0.22%       8.33%

Russell 2000(R) Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                  4.55%      8.22%       9.26%

* The inception date of the Old Mutual Strategic Small Company Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 13.04%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 10.28% and 8.83%, respectively.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Strategic Small Company Fund's Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 12.17%.

As of January 1, 2006, certain of the Fund's assets began to be managed by Sub-Advisers different than the Fund's former adviser, and the Fund's former adviser became a Sub-Adviser to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                             CLASS A             CLASS C
                                         -----------------   --------------

Maximum Sales Charge (Load)                   5.75%          Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND
PAID DIRECTLY ROM YOUR INVESTMENT)
---------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)     Not Applicable(1)       1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE
PRICE AND PAID DIRECTLY FROM
YOUR INVESTMENT)
---------------------------------------------------------------------------
Redemption/Exchange Fee                       2.00%(2)           2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR
EXCHANGED AND PAID DIRECTLY FROM
YOUR INVESTMENT)
---------------------------------------------------------------------------

                                             CLASS A             CLASS C
---------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
---------------------------------------------------------------------------
   Management Fees                            0.95%(3)           0.95%(3)
---------------------------------------------------------------------------
   Distribution (12b-1) Fees               Not Applicable        0.75%
---------------------------------------------------------------------------
   Other Expenses
---------------------------------------------------------------------------
      Service Fees                            0.25%              0.25%
---------------------------------------------------------------------------
      Other Expenses                          0.56%(3)           0.58%(3)
---------------------------------------------------------------------------
      Total Other Expenses                    0.81%              0.83%

   Total Annual Operating Expenses            1.76%              2.53%
   Without Reimbursements and Waivers
---------------------------------------------------------------------------
   Expense (Reduction)/Recoupment            -0.16%             -0.18%
---------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers            1.60%(4)           2.35%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.60% and 2.35% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.60% and 2.35% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                       1 Year     3 Years     5 Years     10 Years
                       ------     -------     -------     --------
Class A                $  728     $ 1,051     $ 1,430     $  2,489
Class C                $  338     $   733     $ 1,294     $  2,822

You would pay the following if you did not redeem your shares:

                       1 Year     3 Years     5 Years     10 Years
                       ------     -------     -------     --------
Class C                $ 238       $ 733      $ 1,294      $ 2,822

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

    Initial Hypothetical $10,000 Investment         5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative       Annual   Return After      Year-End
       Return Before     Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   &  Expenses
 1           5.00%        1.60%       -2.55%          $ 10,340        $   153
 2          10.25%        1.60%        0.77%          $ 10,692        $   159
 3          15.76%        1.60%        4.19%          $ 11,055        $   164
 4          21.55%        1.76%        7.57%          $ 11,413        $   186
 5          27.63%        1.76%       11.06%          $ 11,783        $   192
 6          34.01%        1.76%       14.65%          $ 12,165        $   199
 7          40.71%        1.76%       18.37%          $ 12,559        $   205
 8          47.75%        1.76%       22.20%          $ 12,966        $   212
 9          55.13%        1.76%       26.16%          $ 13,386        $   219
10          62.89%        1.76%       30.25%          $ 13,820        $   226

Total Gain After Fees and Expenses                    $  3,820

Total Annual Fees & Expenses                                          $ 1,915

OLD MUTUAL TS&W SMALL CAP VALUE FUND

MORNINGSTAR CATEGORY: SMALL BLEND  SUB-ADVISER: THOMSON, SIEGEL & WALMSLEY, INC.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies with value characteristics. The securities held in the Fund are primarily common stocks that TS&W, the Fund's Sub-Adviser, believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Effective December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund closed to new investors. Only the following investments into the Fund will be accepted: additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day; new and subsequent investment made by directors, officers and employees of the Fund's Adviser and its affiliates; and new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser's determination of an investment's value or the Sub-Adviser may misgauge that value.

Small Size Company Risk. The Fund primarily invests in small size companies. While small size companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a mid-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's value style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund's performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION


The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                                2001      17.07%
                                2002      -1.36%
                                2003      42.68%
                                2004      30.22%
                                2005       8.14%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:   Q2 2003       18.64%

WORST QUARTER:  Q3 2002      -15.95%

* The inception date of the Old Mutual TS&W Small Cap Value Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was July 31, 2000) and the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares. The Fund's predecessor was not registered under the Investment Company Act of 1940 ("1940 Act"), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Russell 2000(R) Value Index, a widely recognized, unmanaged index that tracks the performance of the 2,000 small cap companies in the Russell 2000(R) Value Index with lower price-to-book ratios and lower forecasted growth values. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                     Since
                                                Past      Past     Inception
                                               1 Year   5 Years   (7/31/2000)
                                               ------   -------   -----------
TS&W Small Cap Value Fund - Class A*
     Returns Before Taxes                       8.14%    18.33%      20.43%

TS&W Small Cap Value Fund - Class A*
     After Taxes on Distributions               0.21%    16.42%      18.63%

TS&W Small Cap Value Fund - Class A*/**
     After Taxes on Distributions and Sale
     of Fund Shares                             2.78%    14.84%      16.90%

TS&W Small Cap Value Fund - Class C***
     Returns Before Taxes                       7.38%    17.30%      19.38%

Russell 2000(R) Value Index
     (Reflects No Deduction for Fees,
     Expenses or Taxes)                         4.71%    13.55%      15.05%

* The inception date of the Old Mutual TS&W Small Cap Value Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. Since Inception returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the 1940 Act and, unlike a registered investment company, not required to make distributions. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 24.91%.

** When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual TS&W Small Cap Value Fund's Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 23.97%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                             CLASS A             CLASS C
                                             -------         --------------

Maximum Sales Charge (Load)                   5.75%          Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE AND
PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)     Not Applicable(1)        1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE
PRICE AND PAID DIRECTLY FROM
YOUR INVESTMENT)
---------------------------------------------------------------------------
Redemption/Exchange Fee                       2.00%(2)            2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED
OR EXCHANGED AND PAID DIRECTLY FROM
YOUR INVESTMENT)
---------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
---------------------------------------------------------------------------
   Management Fees                            1.10%(3)            1.10%(3)
---------------------------------------------------------------------------
   Distribution (12b-1) Fees             Not Applicable           0.75%
---------------------------------------------------------------------------
   Other Expenses
---------------------------------------------------------------------------
       Service Fees                           0.25%               0.25%
---------------------------------------------------------------------------
       Other Expenses                         0.41%(3)            0.41%(3)
---------------------------------------------------------------------------
       Total Other Expenses                   0.66%               0.66%
---------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers         1.76%               2.51%
---------------------------------------------------------------------------
   Expense (Reduction)/Recoupment            -0.21%              -0.21%
---------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses   1.55%(4)            2.30%(4)
   With Reimbursements and Waivers

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details.

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.55% and 2.30% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.55% and 2.30% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                       1 Year     3 Years     5 Years     10 Years
                       ------     -------     -------     --------
Class A                $ 724      $ 1,036     $ 1,416     $  2,477
Class C                $ 333      $   718     $ 1,276     $  2,795

You would pay the following if you did not redeem your shares:

                       1 Year     3 Years     5 Years     10 Years
                       ------     -------     -------     --------
Class C                $  233     $   718     $ 1,276     $  2,795

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

    Initial Hypothetical $10,000 Investment          5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative       Annual   Return After      Year-End
       Return Before     Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   &  Expenses
 1          5.00%         1.55%       -2.50%          $ 10,345        $   149
 2         10.25%         1.55%        0.87%          $ 10,702        $   154
 3         15.76%         1.55%        4.35%          $ 11,071        $   159
 4         21.55%         1.76%        7.73%          $ 11,430        $   187
 5         27.63%         1.76%       11.22%          $ 11,800        $   193
 6         34.01%         1.76%       14.82%          $ 12,182        $   199
 7         40.71%         1.76%       18.54%          $ 12,577        $   205
 8         47.75%         1.76%       22.38%          $ 12,985        $   212
 9         55.13%         1.76%       26.35%          $ 13,405        $   219
10         62.89%         1.76%       30.44%          $ 13,840        $   226

Total Gain After Fees and Expenses                    $  3,840

Total Annual Fees & Expenses                                          $ 1,903

OLD MUTUAL CASH RESERVES FUND

SUB-ADVISER: WELLINGTON MANAGEMENT COMPANY, LLP

INVESTMENT APPROACH

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity. To pursue this goal, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as certificates of deposit ("CDs"), commercial paper, and corporate obligations that Wellington, the Fund's Sub-Adviser, believes offer the most attractive income potential without undue risk.

[On side panel:  Money Market
Money Market is the securities market that exists to provide very short term funding to corporations, municipalities and the U.S. government. The money market specializes in debt securities that mature in less than one year.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Interest Rate Risk. When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tends to reduce its yield.

Credit Risk. The value of debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principle payments, or both, as they become due.

Inflation Risk. Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

Because the Fund does not offer Class A or Class C shares, the following bar chart shows the returns for the Fund's Class Z shares. The Year-by-Year Total Returns data does not reflect sales loads. If it did, the annual total returns would be lower.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS Z SHARES

                            1996           4.91%
                            1997           5.08%
                            1998           5.00%
                            1999           4.60%
                            2000           5.96%
                            2001           3.58%
                            2002           1.11%
                            2003           0.40%
                            2004           0.54%
                            2005           2.45%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:    Q3 2000          1.55%

WORST QUARTER:   Q3 2003          0.08%

Because the Fund does not offer Class A or Class C shares, the following table provides average annual total return information for the Fund's Class Z shares before taxes. The Fund's average annual total return is compared to the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                         Past           Past           Past
                                       1 Year         5 Years        10 Years
                                    -------------   ------------   ------------
Cash Reserves Fund - Class Z
   Before Taxes                         2.45%          1.60%          3.34%

Lipper Money Market Funds Average
   (Reflects No Deduction for
   Fees, Expenses or Taxes)             2.66%          1.83%          3.49%

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                     CLASS Z
                                                                ----------------
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND DEDUCTED
DIRECTLY FROM YOUR INVESTEMENT)                                 Not Applicable
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
   Management Fees                                                  0.40%(1)
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                     Not Applicable
--------------------------------------------------------------------------------
   Other Expenses                                                   0.47%(1)
--------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursement and Waivers                                0.87%
--------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                                  -0.14%
--------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                                  0.73%(2)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(2) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.73%. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 0.73%, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                            1 Year      3 Years      5 Years     10 Years
                            ------      -------      -------     --------

        Class Z              $ 75        $ 233        $ 439      $  1,032

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

      Initial Hypothetical $10,000 Investment        5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative       Annual   Return After      Year-End
       Return Before     Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses    & Expenses
 1           5.00%        0.73%        4.27%          $ 10,427        $    75
 2          10.25%        0.73%        8.72%          $ 10,872        $    78
 3          15.76%        0.73%       13.36%          $ 11,336        $    81
 4          21.55%        0.87%       18.05%          $ 11,805        $   101
 5          27.63%        0.87%       22.92%          $ 12,292        $   105
 6          34.01%        0.87%       28.00%          $ 12,780        $   109
 7          40.71%        0.87%       33.29%          $ 13,329        $   114
 8          47.75%        0.87%       38.79%          $ 13,879        $   118
 9          55.13%        0.87%       44.52%          $ 14,452        $   123
10          62.89%        0.87%       50.49%          $ 15,049        $   128

Total Gain After Fees and Expenses                    $  5,049

Total Annual Fees & Expenses                                          $ 1,032

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

MORNINGSTAR CATEGORY: INTERMEDIATE-TERM BOND

                                   SUB-ADVISERS: DWIGHT ASSET MANAGEMENT COMPANY

INVESTMENT APPROACH

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The Fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The Fund's investment duration typically ranges from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index. The Fund's dollar weighted average maturity will typically be between 3 and 10 years.

[On side panel: Bonds and Maturity
A bond is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date. Maturity is the length of time until a bond or other debt instrument "matures" or becomes due and payable.

Duration
Duration is a measure that enables fixed income securities of different maturities and coupon rates to be compared. Duration measures the expected life of a fixed income security and is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in the interest rate.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac") and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

Interest Rate Risk. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

High Yield Risk. The Fund may invest in high yield securities (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund's ability to sell these securities (liquidity risk). If the user or a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES

                                2004             4.91%
                                2005             2.43%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER                     Q3 2004             2.14%

WORST QUARTER                    Q2 2004             0.36%

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Lehman Intermediate U.S. Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                      Past       Since Inception
                                                     1 Year         (7/31/03)
                                                     ------      ---------------
Dwight Intermediate Fixed Income Fund - Class A
   Returns Before Taxes                               2.43%           5.02%

Dwight Intermediate Fixed Income Fund - Class A
   After Taxes on Distributions                      -3.69%           1.32%

Dwight Intermediate Fixed Income Fund - Class A*
   After Taxes on Distributions and
   Sale of Fund Shares                               -1.56%           1.56%

Dwight Intermediate Fixed Income Fund - Class C
   Returns Before Taxes                               1.67%           4.24%

Lehman Intermediate U.S. Aggregate Bond Index
   (Reflects No Deduction for Fees, Expenses or
    Taxes)                                            2.01%           3.19%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                                     CLASS A              CLASS C
                                                                -----------------   -------------------
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE AND PAID DIRECTLY FROM
YOUR INVESTMENT)                                                      5.75%           Not Applicable
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE AND PAID
DIRECTLY FROM YOUR INVESTMENT)                                  Not Applicable(1)           1.00%
-------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED AND PAID
DIRECTLY FROM YOUR INVESTMENT)                                        2.00%(2)              2.00%(2)
-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------
   Management Fees                                                    0.45%(3)              0.45%(3)
-------------------------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                                     Not Applicable             0.75%
-------------------------------------------------------------------------------------------------------
   Other Expenses
-------------------------------------------------------------------------------------------------------
      Service Fees                                                    0.25%                 0.25%
-------------------------------------------------------------------------------------------------------
      Other Expenses                                                  1.30%(3)              1.30%(3)
-------------------------------------------------------------------------------------------------------
      Total Other Expenses                                            1.55%                 1.55%
-------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                                 2.00%                 2.75%
-------------------------------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                                    -0.90%                -0.09%

-------------------------------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                                    1.10%(4)              1.85%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details.

(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10% and 1.85% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 1.10% and 1.85% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.

EXAMPLE


      This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                       1 Year         3 Years         5 Years          10 Years
                       ------         -------         -------          --------
Class A                $ 582           $ 808          $ 1,248          $ 2,470
Class C                $ 288           $ 582          $ 1,199          $ 2,868

You would pay the following if you did not redeem your shares:

                       1 Year         3 Years         5 Years          10 Years
                       ------         -------         -------          --------
Class C                $ 188           $ 582          $ 1,199          $ 2,868

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

      Initial Hypothetical $10,000 Investment        5% Assumed Rate of Return

                                    Cumulative      Hypothetical
         Cumulative       Annual   Return After      Year-End
       Return Before     Expense      Fees &       Balance After    Annual Fees
Year   Fees & Expenses    Ratio      Expenses     Fees & Expenses   &  Expenses
 1           5.00%        1.10%       -1.04%          $ 10,390        $   107
 2          10.25%        1.10%        2.82%          $ 10,795        $   111
 3          15.76%        1.10%        6.83%          $ 11,216        $   115
 4          21.55%        2.00%       10.04%          $ 11,553        $   217
 5          27.63%        2.00%       13.34%          $ 11,899        $   223
 6          34.01%        2.00%       16.74%          $ 12,256        $   230
 7          40.71%        2.00%       20.24%          $ 12,624        $   237
 8          47.75%        2.00%       23.85%          $ 13,003        $   244
 9          55.13%        2.00%       27.57%          $ 13,393        $   251
10          62.89%        2.00%       31.39%          $ 13,795        $   259

Total Gain After Fees and Expenses                    $  3,795

Total Annual Fees & Expenses                                          $ 1,994

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

MORNINGSTAR CATEGORY: SHORT-TERM BOND

                                   SUB-ADVISERS: DWIGHT ASSET MANAGEMENT COMPANY

INVESTMENT APPROACH

The Fund seeks to provide investors with a high level of current income consistent with maintaining a relatively high degree of stability of shareholders' capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by Standard & Poor's ("S&P"), Aaa by Moody's Investor Service, Inc. ("Moody's") or deemed equivalent by Dwight, the Fund's Sub-Adviser. The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities rated between AA and BBB by S&P or Aa and Baa by Moody's.

U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association ("Ginnie Mae") pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury. Other debt securities in which the Fund may invest include income producing securities such as U.S. corporate bonds, mortgage- and asset-backed securities, and bonds of dollar denominated foreign issuers.

The weighted average maturity of the Fund will vary depending on an evaluation of market conditions, patterns and trends by the Fund's Sub-Adviser, but will typically be less than 3 years. There are no limitations on the maturity of any individual issues in the Fund.

[On side panel: Credit Ratings
Many debt securities are assigned credit ratings by agencies such as S&P or Moody's that evaluate the quality of publicly offered debt. The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB. Securities with these credit ratings are generally considered investment grade. Lower rated securities, rated BB or Ba or lower are called "high yield" securities or "junk bonds."]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac") and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

Interest Rate Risk. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund's performance year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund's past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund's former investment adviser. The Fund's returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund's Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/05 - CLASS A SHARES*

                           2000              6.67%
                           2001              5.75%
                           2002              4.23%
                           2003              3.32%
                           2004              1.63%
                           2005              1.85%

The Fund's year-to-date return as of March 31, 2006 was ___%.

BEST QUARTER:           Q3 2000          1.73%

WORST QUARTER:          Q4 2004         -0.08%

* The inception date of the Old Mutual Dwight Short Term Fixed Income Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception, are based on the restated historical performance of the Fund's predecessor (whose inception date was August 31, 1999) and the Fund's Class Z shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

The following table provides average annual total return information for the Fund's Class A and Class C shares compared to the Merrill Lynch U.S. Treasuries, 1-3 years, an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Sales loads are reflected in the performance table.

After tax performance is shown only for Class A shares. After tax performance for Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an


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investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                        Since
                                                    Past     Past     Inception
                                                   1 Year   5 Years   (8/31/99)
                                                   ------   -------   ---------
Dwight Short Term Fixed Income Fund - Class A*
      Returns Before Taxes                          1.85%     3.89%     4.07%

Dwight Short Term Fixed Income Fund - Class A*
      After Taxes on Distributions                 -3.86%     2.14%     2.25%

Dwight Short Term Fixed Income Fund - Class A*/**
      After Taxes on Distributions and
      Sale of Fund Shares                          -1.93%     2.24%     2.35%

Dwight Short Term Fixed Income Fund - Class C***
      Returns Before Taxes                          1.34%     3.60%     3.74%

Merrill Lynch U.S. Treasuries, 1-3 yrs
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                      1.67%     4.93%     4.85%

* The inception date of the Old Mutual Dwight Short Term Fixed Income Fund's Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 1.96%. The average annual total returns of Class A after taxes on distribution and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were -1.01% and -0.58%, respectively.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The inception date of the Old Mutual Dwight Short Term Fixed Income Fund's Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before from its inception to December 31, 2005 was 1.45%.


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


On October 1, 2004, the Fund's shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.


FEES AND EXPENSES


This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your adviser or broker.

                            FEES AND EXPENSES TABLE*

                                                          CLASS A           CLASS C
                                                      -----------------  --------------
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE AND PAID DIRECTLY
FROM YOUR INVESTMENT)                                       5.75%        Not Applicable
---------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE AND PAID
DIRECTLY FROM YOUR INVESTMENT)                        Not Applicable(1)      1.00%
---------------------------------------------------------------------------------------
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED
AND PAID DIRECTLY FROM YOUR INVESTMENT)                     2.00%(2)         2.00%(2)
---------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------
   Management Fees                                          0.45%(3)         0.45%(3)
---------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                            Not Applicable       0.50%
---------------------------------------------------------------------------------------
   Other Expenses
---------------------------------------------------------------------------------------
      Service Fees                                          0.25%            0.25%
---------------------------------------------------------------------------------------
      Other Expenses                                        0.51%(3)         0.51%(3)
---------------------------------------------------------------------------------------
      Total Other Expenses                                  0.76%            0.76%
---------------------------------------------------------------------------------------
   Total Annual Operating Expenses
   Without Reimbursements and Waivers                       1.21%            1.71%
---------------------------------------------------------------------------------------
   Expense (Reduction)/Recoupment                          -0.26%           -0.26%

---------------------------------------------------------------------------------------
   Total Net Annual Fund Operating Expenses
   With Reimbursements and Waivers                          0.95%(4)         1.45%(4)

* Expense information in the table has been restated to reflect current fees effective January 1, 2006.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for more details.


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


(3) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

(4) These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.95% and 1.45% for Class A and Class C shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its total operating expenses are less than 0.95% and 1.45% for Class A and Class C shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund's former adviser.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.

                                    YOUR COST

                     1 Year   3 Years   5 Years   10 Years
                     ------   -------   -------   --------
Class A               $567     $763     $1,033     $1,802
Class C               $248     $459     $  851     $1,950

You would pay the following if you did not redeem your shares:

                     1 Year   3 Years   5 Years   10 Years
                     ------   -------   -------   --------
Class C               $148     $459       $851     $1,950


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


PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund's fees and expenses on its returns over a 10 year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Fund Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any contingent deferred sales charges, if any, which may be payable upon redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

   Initial Hypothetical $10,000 Investment       5% Assumed Rate of Return

                                  Cumulative     Hypothetical
        Cumulative      Annual   Return After     Year-End
       Return Before    Expense     Fees &      Balance After    Annual Fees
Year  Fees & Expenses    Ratio     Expenses    Fees & Expenses   & Expenses
  1        5.00%         0.95%      -0.89%         $10,405          $   92
  2       10.25%         0.95%       3.12%         $10,826          $   96
  3       15.76%         0.95%       7.30%         $11,265          $  100
  4       21.55%         1.21%      11.36%         $11,692          $  132
  5       27.63%         1.21%      15.59%         $12,135          $  137
  6       34.01%         1.21%      19.97%         $12,595          $  143
  7       40.71%         1.21%      24.51%         $13,072          $  148
  8       47.75%         1.21%      29.23%         $13,568          $  154
  9       55.13%         1.21%      34.13%         $14,082          $  159
 10       62.89%         1.21%      39.21%         $14,616          $  165

Total Gain After Fees and Expenses                 $ 4,616

Total Annual Fees & Expenses                                        $1,326


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

MORE ABOUT THE FUNDS


INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund summaries. This section of the Prospectus discusses those and other investment strategies used by the Funds in greater detail and describes additional risks associated with an investment in the Funds. The Statement of Additional Information ("SAI") contains more detailed information about the Funds' investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the SAI.

ANALYTIC'S INVESTMENT STRATEGIES - OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

Analytic selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

      o     Maximize expected return for the Fund;


      o     Minimize expected volatility relative to its benchmark; and

      o Diversify the assets of the Fund among industries, sectors, and individual securities.


Analytic monitors the stocks held by the Fund on a real-time basis for developments such as news events or significant changes in fundamental factors. Using its system, Analytic strives to assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors is similar to that of its investment universe.

BARROW HANLEY'S INVESTMENT STRATEGIES - OLD MUTUAL BARROW HANLEY VALUE FUND

Barrow Hanley uses traditional methods of stock selection - research and analysis - to identify undervalued securities and searches for companies that have price to earnings and price to book ratios below the market and that have above average dividend yields. Barrow Hanley's investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors due to internal or external challenges judged to be short-term in nature. Barrow Hanley's process seeks to identify the reasons for a temporary undervaluation of a company's shares and believes that value can be added through individual stock selection.

Barrow Hanley utilizes risk management tools to help ensure that the Fund is not over-exposed to particular market segments. Barrow Hanley is a "bottom-up" value manager meaning it analyzes the fundamentals of companies one at a time rather than focusing on broader market themes. Sector and industry weightings are a residual of its investment process. Barrow Hanley expects to fully invest the assets of the Fund. Consequently, cash reserves are normally expected to be less than 5% of the Fund's total assets.


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


CASTLEARK'S INVESTMENT STRATEGIES - OLD MUTUAL LARGE CAP GROWTH CONCENTRATED, LARGE CAP GROWTH AND SELECT GROWTH FUNDS

CastleArk's investment process consists of three disciplines: a qualitative identification of companies with desirable stock traits, a quantitative valuation analysis, and a quantitative diversification analysis.

      o Identification. CastleArk identifies companies that offer the best opportunities by looking for companies that (1) are growing, are highly-profitable, and dominate in their industries, (2) possess proprietary products, unique assets or an innovative approach to marketing, and (3) are capable, through outstanding management and otherwise, to produce superior returns on invested capital. Applying these criteria to a universe of approximately 800 growth stocks, CastleArk identifies around 200 dominant companies that it tracks for further consideration. Generally, about 10% of this list's dominant companies changes from year to year.

      o Valuation. CastleArk determines target price-to-earnings ratios on a company-by-company basis through the use of its proprietary Earnings Life Cycle model. By use of this model, CastleArk compares the relative attractiveness of each of the dominant companies based on such factors as: (1) historical and projected earnings growth; (2) earnings stability; (3) return on invested capital; (4) P/E (price to earnings) ratios relative to S&P 500 averages; (5) earnings growth relative to S&P 500 averages; and (6) the beta of the stock (essentially, the variability of returns of the stock compared to returns of the market as a whole). CastleArk then classifies the dominant companies according to whether they are an "emerging growth", a "consistent growth" or a "cyclical growth" company. Next, CastleArk determines a fair value for each company and, by comparing this to the stock price of the company, CastleArk creates a ranking of each dominant company by the degree of under- or over-valuation.

      o Diversification. Stocks of highly-ranked, dominant companies do not automatically become part of the portfolio. By considering factors such as industry and sector, company size (distribution of companies between "emerging", "consistent", and "cyclical" growth), liquidity (market impact costs of a buy or a sell), and market sensitivity of the portfolio (the portfolio's beta), CastleArk quantitatively assesses the risk each individual stock has on the total portfolio. CastleArk's diversification analysis also provides an overall risk framework that allows its portfolio to be "benchmarked" or compared with a target objective.

COLUMBUS CIRCLE'S INVESTMENT STRATEGIES - OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

Columbus Circle's investment process is based on a growth-oriented process that uses fundamental research to evaluate growth and company quality. Columbus Circle's process is based on the premise that companies doing better than expected will have rising securities prices while companies producing less than expected results will not. Columbus Circle refers to its discipline as positive momentum and positive surprise.

Columbus Circle focuses its research on finding positive momentum and positive surprise and strives to invest in companies that exceed investor expectations. Through careful analysis of company fundamentals in the context of the prevailing economic environment, Columbus Circle selects companies that meet its criteria. Columbus Circle believes that when a company demonstrates positive momentum and positive surprise in its business progress, its share price has historically continued on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock has historically outperformed the market. Columbus Circle closely monitors a company's progress versus expectations in evaluating whether to purchase a stock.


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

COPPER ROCK'S INVESTMENT STRATEGIES - OLD MUTUAL STRATEGIC SMALL COMPANY AND EMERGING GROWTH FUNDS


Copper Rock generates its initial investment ideas from a number of sources, including proprietary methods and screens, and bottom-up themes. In selecting companies, Copper Rock favors entrepreneurial companies that appear to be reasonably valued. Copper Rock's investment process seeks to add value through bottom-up stock selection and in-depth fundamental research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position, and business strategy. Copper Rock looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. Sector weights result from Copper Rock's bottom-up stock selection process.

DWIGHT'S INVESTMENT STRATEGIES - OLD MUTUAL INTERMEDIATE FIXED INCOME AND SHORT TERM FIXED INCOME FUNDS

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight selects securities through an active strategy focused primarily on relative yield, sector and asset class allocation, and duration management. Dwight looks for relative value in certain parts of the yield curve and seeks to enhance yield through selective allocation among various asset classes. Dwight also evaluates the potential performance of various market sectors and allocates investments among those sectors it believes will perform best. Dwight also reviews individual securities to identify issuers and issues that it believes will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within a Fund's overall limits.

EAGLE'S INVESTMENT STRATEGIES - OLD MUTUAL STRATEGIC SMALL COMPANY AND SMALL CAP FUNDS

Eagle searches for smaller, less visible companies with unique business concepts or niche products that are reasonably priced and positioned for growth. Eagle's small cap core investment strategy employs in depth, rigorous research, intensive analysis and thorough, bottom-up stock selection to identify consistently growing companies that are reasonably priced.

The driving force behind each of Eagle's investment decisions is to look beyond price-to-earnings multiples and stated growth rates to buy companies that have sustainable competitive advantages. Eagle seeks to gain a thorough understanding of a company's management, business plan, financials, real rate of growth and competitive threats and advantages.

Eagle focuses on companies that are low-cost producers; those with high barriers to entry, those with strong management teams; those with recurring revenue streams; and those with conservative accounting. Other criteria include a catalyst for accelerated growth; earnings-per-share growth greater than 15%; reasonable price-to-earnings ratio relative to growth rate; high or expanding return on equity and high or expanding operating margins relative to peer group.

HEITMAN'S INVESTMENT STRATEGIES - OLD MUTUAL HEITMAN REIT FUND

Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures such as multiple to cash flow as well as relative value.

Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels. Heitman generally expects cash reserves to be less than 5% of the Old


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


Mutual Heitman Real Estate Fund's total assets and generally expects to hold between 30 and 50 securities.

LIBERTY RIDGE'S INVESTMENT STRATEGIES - OLD MUTUAL STRATEGIC SMALL COMPANY, FOCUSED, LARGE CAP, MID-CAP AND SMALL CAP FUNDS

Liberty Ridge's core investment process is driven by fundamental research and a multi-factor model that screens companies with attractive valuations relative to the sector and the market, near-term business dynamics, and long-term earnings growth. These securities are generally trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity. Liberty Ridge believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

MUNDER'S INVESTMENT STRATEGIES - OLD MUTUAL GROWTH FUND

Munder's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

Munder portfolio managers generally choose the Fund's investments by reviewing the earnings growth of all publicly traded mid-cap companies over the past three years and selecting companies from within that universe. Investment decisions are primarily based on:

      o     Above-average, consistent earnings growth;

      o     Financial stability;

      o     Relative valuation;

      o     Strength of industry position and management team; and

      o     Price changes compared to the S&P MidCap 400 Index.

Sector weights are also targeted to be similar to those of the S&P MidCap 400 Index in an effort to highlight stock selection and manage sector risk.

TS&W'S INVESTMENT STRATEGIES - OLD MUTUAL TS&W SMALL CAP VALUE FUND

TS&W small cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.


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


Established positions in the portfolio are ranked daily for expected return and are reviewed periodically in the same manner to re-examine their fundamental and valuation characteristics, with the research meeting again serving as a forum for the discussion of each existing stock's place in the portfolio.

TURNER'S INVESTMENT STRATEGIES - OLD MUTUAL GROWTH, LARGE CAP GROWTH CONCENTRATED, LARGE CAP GROWTH AND SELECT GROWTH FUNDS

Turner's investment strategy focuses on stock selection and a bottom-up strategy that blends quantitative, fundamental, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, favorable trading volume, and price patterns. Each security is subjected to three separate evaluation criteria: fundamental analysis (approximately 80%), quantitative screening (approximately 10%) and technical analysis (approximately 10%).

Turner's investment philosophy and process lead it to create equity portfolios that are generally fully invested at all times and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark. Turner believes it is difficult, if not impossible, to accurately anticipate the market's moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, Turner helps ensure that its portfolios are positioned to benefit from rapid changes in market sentiment. In addition, by purchasing only those securities Turner believes are the best stocks within each sector, it seeks to minimize the impact of poorly performing sectors on the overall portfolio. These disciplines help to reduce risks associated with sector rotation and market timing, and allow the investment team to focus efforts primarily on stock selection.

The heart of Turner's stock selection process is fundamental analysis. Turner invests in companies whose fundamentals support:

      o     A rate of growth that exceeds their industry peers;

      o     Earnings that meet or exceed market consensus estimates; and

      o     Earnings estimates that are being revised upwards.

Fundamental analysis helps determine if the companies Turner follows will exceed, meet, or fall short of consensus earnings expectations. The research analysts meet with company management, talk to industry experts and competitors, and attend trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings.

While the primary focus is on fundamental analysis, Turner also uses a proprietary computer model to assess a universe of approximately 5,000 companies of varying capitalizations based on multiple earnings growth and valuation factors. Turner's analysts screen securities within sector and market capitalization groups, using factors appropriate for each specific group. Technical analysis is also used to evaluate trends in trading volume and price patterns for individual stocks. This helps the investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause analysts to revisit fundamentals.

WELLINGTON'S INVESTMENT STRATEGIES - OLD MUTUAL CASH RESERVES FUND

Wellington uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.


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MORE ABOUT INVESTMENT STRATEGIES AND RISKS

FOREIGN SECURITIES. While the Funds generally emphasize investments in securities traded in the U.S., a Fund may invest in foreign-traded securities. The Analytic U.S. Long/Short Fund may invest up to 20% of its assets in foreign securities. The other Funds may invest up to 15% of assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States and are not traded in the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRS. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of the limitations stated above under Foreign Securities.

FIXED-INCOME SECURITIES. While the Equity Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

SECURITIES THAT ARE NOT READILY MARKETABLE. Each Fund (other than the Old Mutual Cash Reserves Fund) may invest up to 15% of its net assets in securities that are "illiquid." The Old Mutual Cash Reserves Fund may invest up to 10% of its net assets in securities that are illiquid. A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 10% and 15% limits.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act. A Fund's purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

DERIVATIVES. A Fund may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on


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securities, securities indexes, futures contracts, and foreign currencies. The
Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund's other investments.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

FUND TURNOVER. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. In addition, the sale of Fund securities may generate capital gains, which, when distributed, may be taxable to you.

NON-FUNDAMENTAL POLICY

Each of the Old Mutual Columbus Circle Technology and Communications, Old Mutual Emerging Growth, Old Mutual Focused, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Select Growth, Old Mutual Small Cap, and Old Mutual Strategic Small Company Funds have a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SUB-ADVISER ALLOCATIONS

For Funds that employ multiple Sub-Advisers, Old Mutual Capital will allocate the assets of the Fund according to the Fund's particular investment mandate. Currently the investment mandate for each of the Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Select Growth Fund and Old Mutual Small Cap Fund provides that each sub-adviser will manage between 45% and 55% of the Fund's assets. The investment mandate for the Old Mutual Strategic Small Company Fund provides that the Sub-Adviser managing the "growth" sleeve will manage between 45% and 55% of the Fund's assets and the two Sub-Advisers managing the "core" sleeve will manage between 20% and 30% of a Fund's assets. Old Mutual Capital will monitor the allocation of assets among the Sub-Advisers and will re-allocate the Fund's assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets will be accomplished by allocating purchase or redemption proceeds to a particular Sub-Adviser and, if necessary, reallocating cash or securities to a particular Sub-Adviser.


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DISCLOSURE OF PORTFOLIO HOLDINGS

The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the OMAF II website at www.oldmutualcapital.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end. A description of the OMAF II policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI.

THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Old Mutual Capital, located at 4643 S. Ulster Street, 6th Floor, Denver, Colorado 80237, is the investment Adviser for each Fund. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Since 2004, Old Mutual Capital has been the investment Adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. Old Mutual Capital has also been appointed by the Board as investment Adviser to the Old Mutual Insurance Series Fund portfolios, subject to shareholder approval. Old Mutual Capital currently manages approximately $4.4 billion in mutual fund assets as of January 1, 2006.

As investment Adviser, Old Mutual Capital oversees the investment decisions made by the Sub-Advisers for the Funds, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisers. Old Mutual Capital also oversees the Sub-Advisers' compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital allocates assets among the Sub-Advisers for Funds managed by multiple Sub-Advisers, and provides certain administrative services for the Funds.

Old Mutual Capital was appointed by the Board to serve as investment Adviser to the Funds effective January 1, 2006. Shareholders will be asked to approve the new management agreement with Old Mutual Capital at a shareholder meeting scheduled for April 2006. In order that Old Mutual Capital could begin serving as investment Adviser to the Funds while shareholder approval of a new management agreement is sought, the Board approved an interim advisory agreement with Old Mutual Capital. The Trust's previous investment adviser, Liberty Ridge, has been appointed a Sub-Adviser to certain Funds.

Old Mutual Capital applied for an exemptive order from the SEC permitting the Trust to change non-affiliated sub-advisers and their sub-advisory agreements without prior shareholder approval, but subject to notification to shareholders within 60 days of any such changes. There is no assurance that Old Mutual Capital or the Trust will be successful in obtaining this exemptive relief. To the extent required by applicable laws or regulations, the foregoing will be a principal investment strategy of each Fund for which the application was submitted.

THE SUB-ADVISERS

ANALYTIC, a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the Sub-Adviser for the Old Mutual Analytic U.S. Long/Short Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Analytic is an affiliate of OMUSH, and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios,


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


mutual savings banks and insurance companies. Analytic managed approximately $10.2 billion in assets as of December 31, 2005.

BARROW HANLEY, a Nevada corporation located at 3232 McKinney Ave, 15th Floor, Dallas, Texas 75204, is the Sub-Adviser for the Old Mutual Barrow Hanley Value Fund. Barrow Hanley was appointed Sub-Adviser to the Fund effective January 1, 2006, and manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Barrow Hanley is an affiliate of Old Mutual Capital and OMUSH. Barrow Hanley has provided value-oriented investment strategies to institutional investors and mutual funds since 1979. Barrow Hanley managed approximately $55.5 billion in assets as of December 31, 2005.

CASTLEARK, a Delaware limited liability company located at 1 North Wacker Drive, Suite 2950, Chicago, Illinois 60606, is a Sub-Adviser for the Old Mutual Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds. CastleArk was appointed Sub-Adviser to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of December 31, 2005.

COLUMBUS CIRCLE, a Delaware general partnership located at Metro Center, One Station Place, Stamford, Connecticut 06902, is the Sub-Adviser to the Old Mutual Columbus Circle Technology and Communications Fund. Columbus Circle was appointed Sub-Adviser to the Funds effective January 1, 2006, and manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $6.2 billion in assets as of December 31, 2005.

COPPER ROCK, a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, is the Sub-Adviser to the Old Mutual Emerging Growth Fund and a Sub-Adviser to the Old Mutual Strategic Small Company Fund. Copper Rock was appointed Sub-Adviser to the Funds effective January 1, 2006. Copper Rock manages and supervises the investment of the Emerging Growth Fund's assets and certain of the Strategic Small Company Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Copper Rock is an affiliate of Old Mutual Capital and OMUSH. Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $370 million in assets as of January 1, 2006.

DWIGHT, a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the Sub-Adviser to the Old Mutual Dwight Intermediate Fixed Income and Short Term Fixed Income Fund. Dwight has been a Sub-Adviser to the Funds since 2002. Dwight manages and supervises the investment of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Dwight, a wholly-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $56.5 billion in assets as of December 31, 2005.

EAGLE, a Florida corporation located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Sub-Adviser to the Old Mutual Strategic Small Company and Small Cap Funds. Eagle was appointed Sub-Adviser to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle


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provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.6 billion in assets as of December 31, 2005.

HEITMAN, a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the Sub-Adviser to the Old Mutual Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Heitman is a wholly-owned subsidiary of Heitman, LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL), Inc., a wholly owned subsidiary of OMUSH. Heitman is an affiliate of Old Mutual Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities. Heitman held discretionary management authority with respect to approximately $3.0 billion in assets as of December 31, 2005.

MUNDER, a Delaware general partnership located at 480 Pierce Street, Birmingham, Mississippi 48009, is a Sub-Adviser to the Old Mutual Growth Fund. Munder was appointed Sub-Adviser to the Fund effective January 1, 2006, and manages and supervises the investment of certain of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $41.7 billion in assets as of December 31, 2005.

TS&W, a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the Sub-Adviser to the Old Mutual TS&W Small Cap Value Fund. TS&W manages and supervises the Investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. TS&W is a wholly-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international and small cap equity investments. TS&W held discretionary authority with respect to approximately $6.6 billion in assets as of December 31, 2005.

TURNER, a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a Sub-Adviser to the Old Mutual Growth, Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds. Turner was appointed Sub-Adviser to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Turner held discretionary management authority with respect to approximately $18.3 billon in assets as of December 31, 2005 for institutional and individual accounts.

WELLINGTON, a Massachusetts limited liability partnership located at 75 State Street, Boston, Massachusetts 02109, is the Sub-Adviser to the Old Mutual Cash Reserves Fund. Wellington manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington held discretionary management authority with respect to approximately $521 billion in assets as of December 31, 2005.

LIBERTY RIDGE, a Delaware corporation located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087, is the Sub-Adviser to the Old Mutual Focused, Large Cap and Mid-Cap Funds and is a Sub-Adviser to the Old Mutual Strategic Small Company and Small Cap Funds. Liberty Ridge was appointed


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


Sub-Adviser to the Funds effective January 1, 2006. Prior to that date, Liberty Ridge was the Trust's investment adviser. Liberty Ridge manages and supervises the investment of the Focused, Large Cap and Mid-Cap Funds' assets and certain of the Strategic Small Company and Small Cap Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Liberty Ridge, a wholly-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital, was founded in 1982, and managed approximately $1.1 billion in assets as of December 31, 2005.

On June 21, 2004, Liberty Ridge entered into agreements with the SEC and the New York Attorney General ("NYAG") settling all charges related to "market timing" activity of Liberty Ridge, formerly known as Pilgrim Baxter & Associates, Ltd. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Funds' SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Funds. In this event, the Board would be required to seek new investment management or the Funds sub-advised by Liberty Ridge consider other alternatives. Old Mutual Capital, as the Funds' new Adviser, has contractually agreed to assume the Compliance Undertakings.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, OMAF II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both federal and state courts, but have since all been consolidated in the United States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between OMAF II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Liberty Ridge's predecessor, Pilgrim Baxter & Associates, Ltd.. OMAF II was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of OMAF II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time OMAF II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code sections 32-1-101, ET SEQ.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act, pay restitution, disgorge fees, pay administrative and investigatory costs and expenses, including counsel fees, pay an administrative assessment, and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies.

At this stage of the Litigation, Liberty Ridge believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Liberty Ridge does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Funds. However, neither Liberty Ridge nor Old


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Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds.

MANAGEMENT FEES

The table below shows the management fees the Funds paid to Old Mutual Capital, beginning January 1, 2006.

                                                                                       Advisory and
                                                       Advisory Fees paid to    Administrative Fees to be
                                                     Liberty Ridge for Fiscal       paid to Old Mutual
                                                            Year Ended          Capital beginning January
                                                        December 31, 2005*               1, 2006*
                                                        -----------------       --------------------------
Analytic U.S. Long/Short Fund                                   0.70%                      0.80%
Barrow Hanley Value Fund                                        1.00%                      1.00%
Columbus Circle Technology and Communications Fund              0.85%                      0.95%
Emerging Growth Fund                                            0.85%                      0.95%
Focused Fund                                                    0.65%                      0.75%
Growth Fund                                                     0.85%                      0.95%
Heitman REIT Fund                                               0.85%                      0.90%
Large Cap Fund                                                  0.65%                      0.75%
Large Cap Growth Fund                                           0.75%                      0.85%
Large Cap Growth Concentrated Fund                              0.85%                      0.90%
Mid-Cap Fund                                                    0.85%                      0.95%
Select Growth Fund                                              0.85%                      0.90%
Strategic Small Company Fund                                    0.85%                      0.95%
TS&W Small Cap Value Fund                                       1.00%                      1.10%
Cash Reserves Fund                                              0.30%                      0.40%
Dwight Intermediate Fixed Income Fund                           0.40%                      0.45%
Dwight Short Term Fixed Income Fund                             0.40%                      0.45%

* Fees paid to Old Mutual Capital include both advisory and administrative fees whereas fees paid to Liberty Ridge included only advisory fees.

Management fee breakpoints for all Funds are triggered once a Fund reaches $300 million in assets. For assets between $0 and $300 million, management fees for all Funds will be charged at their base level. Once assets of any Fund (except the Fixed Income Funds) exceed $300 million, the management fee will be reduced by 0.05% from its base level. Further fee breakpoints are triggered when a Fund's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level management fees are reduced by an additional 0.05% for a possible 0.30% point total reduction.

For the Fixed Income Funds, each management fee breakpoint triggers a reduction of 0.025% in the management fee, for a possible 0.15% point total reduction.

The Sub-Advisers are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Fund. The fee arrangement for each Sub-Adviser is described in the SAI.

A discussion regarding the basis for the Board's approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts between the Trust and each Sub-Adviser is available in the Trust's Semiannual Report to Shareholders and is available on the Funds' website at www.oldmutualcapital.com. The back cover of this Prospectus explains how you can get a copy of the Semiannual Report.


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THE PORTFOLIO MANAGERS

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager. The SAI provides additional information about the portfolio managers' investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

ANALYTIC U.S. LONG/SHORT FUND

      ANALYTIC
      --------

HARINDRA DE SILVA, Ph.D., CFA, (President and Portfolio Manager) is responsible for Analytic's strategic direction and the ongoing development of its investment processes. Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm's U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995 as a member of the U.S. equity team, he was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology and an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester. He has 19 years of industry experience.

DENNIS BEIN, CFA, (Chief Investment Officer and Portfolio Manager) is responsible for the ongoing research for Analytic's U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995 as a member of the U.S. equity team, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group, Inc.'s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He has 14 years of industry experience.

GREGORY M. MCMURRAN (Chief Investment Officer and Portfolio Manager) is responsible for the management of implementation of Analytic's investment strategies. He joined Analytic in 1976 as a member of the portfolio management staff. He is a major contributor to the firm's ongoing research efforts as well as new product development and strategy applications. Mr. McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a B.S. in Economics from the University of California, Irvine. He also received an M.A. in Economics at California State University, Fullerton. He has 28 years of industry experience.

STEVEN SAPRA, CFA, (Portfolio Manager) is responsible for the ongoing research for Analytic's U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining Analytic in 1999 as a member of the U.S. equity team, Mr. Sapra was a Senior Consultant for BARRA, Inc. He received an M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic University, Pomona. He has seven years of industry experience.

BARROW HANLEY VALUE FUND

      BARROW HANLEY
      -------------

JAMES P. BARROW founded Barrow Hanley in August 1979. During his 42-year investment career, Mr. Barrow has worked as a securities analyst and portfolio manager for several major institutions, including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. Mr. Barrow holds a B.S. from the University of South Carolina.


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


RICHARD A. ENGLANDER, CFA, has been a portfolio manager with Barrow Hanley since April 1985. During his 41-year investment career, Mr. Englander has worked as vice president and portfolio manager at Philadelphia Life Asset Management Company, a senior vice president and manager of the equity group at INA Capital Management Corporation, and a vice president and portfolio manger at General Accident Group. Mr. Englander holds a B.S. from Penn State University and a M.B.A. from the Wharton School of the University of Pennsylvania.

J. RAY NIXON, JR., has been a portfolio manager with Barrow Hanley since June 1994. Prior to joining Barrow Hanley, Mr. Nixon was with Smith Barney, Inc. where he was a member of the firm's Investment Policy Committee and served as its lead institutional stock broker for the Southwest. During his 27-year investment career, he also served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon holds a B.A. and a M.B.A. from the University of Texas at Austin.

ROBERT J. CHAMBERS, CFA, has been a portfolio manager with Barrow Hanley since August 1994. During his 32-year investment career, Mr. Chambers has worked as a senior securities analyst and portfolio manager for General Accident Group, the U.S. subsidiary of General Accident Fire and Life Assurance Co., Ltd of Perth, Scotland. Mr. Chambers holds a B.S. from Drexel University.

TIMOTHY J. CULLER, CFA, has been a portfolio manager with Barrow Hanley since May 1999. Prior to joining Barrow Hanley, Mr. Culler was with INVESCO Capital Management, where he served as its Chief Investment Officer. Prior to his nine years at INVESCO, he served as a securities analyst and portfolio manager at First Union National Bank in Charlotte, South Carolina, where he began his 20-year career in the investment management industry. Mr. Culler holds a M.A. from Miami University.

COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

      COLUMBUS CIRCLE
      ---------------

ANTHONY RIZZA, CFA, has been at Columbus Circle for the past 15 years and has managed Columbus Circle's technology portfolio since 1994.


DWIGHT INTERMEDIATE FIXED INCOME FUND


      DWIGHT
      ------

DAVID T. KILBORN, CFA, joined Dwight as an investment manager in 1995 and has fifteen years of financial services experience. Prior to that time, he was a Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte, North Carolina. He received his B.S. from Trinity College.

ROBERT P. CLANCY is a Senior Vice President of Dwight. Mr. Clancy has twenty-two years of investment experience. Prior to joining Dwight in 2001, he was a Vice-President at Standish, Ayer & Wood and Senior Vice Portfolio Manager at Dewey Square Investors. He received his B.S. from Brown University.


DWIGHT SHORT TERM FIXED INCOME FUND


      DWIGHT
      ------

DERRICK M. WULF is a Senior Vice President of Dwight. Mr. Wulf has seven years of financial services experience. Prior to joining Dwight in 1998, he was involved in institutional fixed income sales at First Union Capital.

DAVID T. KILBORN, CFA (see description above)

EMERGING GROWTH FUND

      COPPER ROCK
      -----------

TUCKER WALSH is a founding partner, chief executive officer and head of portfolio management at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Walsh was a managing director and head of the Small Cap Growth team at State Street Research (since 1997). Prior to his employment with State Street Research, Mr. Walsh was an equity analyst at Chilton Investment Company, SG Cowen Asset Management and Merrill Lynch. Mr. Walsh earned a B.A. in Economics from Washington and Lee University. He has over 14 years of investment industry experience.

MICHAEL MALOUF, CFA, is a founding partner and portfolio manager at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Malouf founded Primena, a software company that creates software for money managers, and was involved in real estate investing (2002 to 2005). Mr. Malouf previously held the position of managing director and head of Small Cap Growth Investing at Neuberger Berman (1998 to 2002). Prior to his employment with Neuberger Berman, he held the position of small cap portfolio manager at RCM Capital Management (1991 to 1998). Mr. Malouf holds a B.S. in Finance from Arizona State University and a CFA designation. He has over 15 years of investment industry experience.

FOCUSED FUND

      LIBERTY RIDGE
      -------------

JEROME J. HEPPELMANN, CFA, joined Liberty Ridge in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge's investment team. Prior to joining Liberty Ridge, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

GROWTH FUND

      MUNDER
      ------

A team of professionals employed by Munder makes investment decisions for the Fund. The team consists of Tony Y. Dong, Brian S. Matuszak and Andy Y. Mui. Mr. Dong makes final investment decisions for the Fund. The team members provide analytical support for Mr. Dong's selections.

TONY Y. DONG, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager, has been a member of the Fund's portfolio management team since Munder became sub-advisor to the Fund in January 2006. Mr. Dong joined Munder's mid-cap core growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for Munder's mid-cap/small-cap blend discipline. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder's Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994.

BRIAN S. MATUSZAK, CFA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Fund's portfolio management team since Munder became sub-advisor to the Fund in January 2006. He is also a member of Munder's REIT and mid-cap/small-cap blend portfolio management teams. Mr. Matuszak joined the REIT and mid-cap core growth teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. He has been part of the mid-cap/small-cap blend team since 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at Munder, marketing the Munder Funds and Munder Funds wrap products. He joined Munder in May 2000.

ANDY Y. MUI, CPA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Fund's portfolio management team since Munder became sub-advisor to the Fund in January 2006. He has also a member of Munder's mid-cap/small-cap blend portfolio management team since joining Munder in June 2005. Prior to joining Munder, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.

      TURNER
      ------

CHRISTOPHER K. MCHUGH joined Turner upon its founding in 1990. He manages technology and telecommunications and producer durables sectors for all of Turner's stock funds. Prior to joining Turner, Mr. McHugh was a Performance Specialist for worked for Provident Capital Management from 1986 to 1990.

ROBERT R. TURNER, CFA, joined Turner upon its founding in 1990. He manages the technology and telecommunications and producer durables sectors for all of Turner's stock funds. Prior to joining Turner, Mr. Turner served as Senior Investment Manager for Meridian Investment Company from 1985 to 1990, Portfolio Manager with Integon Corporation from 1983 to 1985, Analyst at McMillon/Eubanks from 1981 to 1983, and Systems Consultant with Andersen Consulting from 1979 to 1981.

WILLIAM C. MCVAIL, CFA, joined Turner in 1998. He manages the consumer sector for all of Turner's stock funds. Prior to joining Turner, Mr. McVail worked as a Portfolio Manager for Black Rock Equity Advisors from 1995 to 1998 and served as a Fixed Income Research Analyst and Equity Analyst for PNC Investment Management & Research from 1987 to 1995.


HEITMAN REIT FUND


      HEITMAN
      -------

TIMOTHY J. PIRE, CFA, is managing director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser in 1994, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, LP.

RANDALL E. NEWSOME is executive vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Prior to joining the sub-adviser in 1994, Mr. Newsome served as vice president and research analyst with PRA Securities Advisors, LP.

LARRY S. ANTONATOS is senior vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman's trading positions. Prior to joining Heitman in 1998, Mr. Antonatos served as associate director with Fitch Investors Service, LP, in New York City (1997 - 1998), and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago (1992 - 1997).

LARGE CAP FUND

      LIBERTY RIDGE
      -------------

JEROME J. HEPPELMANN, CFA (see description above)

LARGE CAP GROWTH, LARGE CAP GROWTH CONCENTRATED AND SELECT GROWTH FUNDS

      CASTLEARK
      ----------

JEROME CASTELLINI has been a manager of CastleArk's large cap growth fund since 1999. Prior to joining CastleArk, Mr. Castellini held the positions of vice president and managing partner at Loomis, Sayles & Company, LP (1989-1999), portfolio manager at Kemper Financial Harris Trust (1981-1989), and analyst at Harris Trust (1979-1981).

ROBERT TAKAZAWA, JR., has been a manager of CastleArk's large cap growth fund since 1999. Prior to joining CastleArk, Mr. Takazawa held the positions of vice president and portfolio manager at Loomis, Sayles & Company, LP (1994-1999), and Kemper Financial (1973-1994).

SCOTT PAPE has been a manager of CastleArk's large cap growth fund since 1999. Prior to joining CastleArk, Mr. Pape held the positions of vice president and equity portfolio manager at Loomis, Sayles & Company, LP (1991-1999), portfolio manager at Illinois State Management Board (1987-1991), Sears Investment Management (1984-1987), and analyst at Commonwealth Edison (1981-1984).

      TURNER
      ------

MARK D. TURNER joined Turner upon its founding in 1990. He covers the financial services sector for all of Turner's stock funds. Prior to joining Turner, Mr. Turner worked as Vice President/Senior Portfolio Manager for First Maryland Asset Management from 1987 to 1989, Vice President/Portfolio Manager for Merrill Lynch Asset Management from 1985 to 1987 and Portfolio Manager/Analyst for Wachovia Investment Management from 1982 to 1987.

ROBERT R. TURNER, CFA, (see description above)

ROBB J. PARLANTI, CFA, joined Turner in 1993. He covers the cyclical sector for all of Turner's stock funds. Prior to joining Turner, Mr. Parlanti worked as an Investment Officer for PNC Bank, National Association from 1987 to 1993.

MID-CAP FUND

      LIBERTY RIDGE
      -------------

JEROME J. HEPPELMANN, CFA (see description above)

SMALL CAP FUND

      EAGLE
      -----

TODD MCCALLISTER, Ph.D., CFA, joined Eagle in 1997 and currently holds the positions of Managing Director and Portfolio Manager. Mr. McCallister has 19 years of investment experience as a portfolio manager and analyst. Prior to joining Eagle, Mr. McCallister served as a Portfolio Manager at Investment Advisors, Inc. Mr. McCallister also served as a Portfolio Manager at ANB Investment Management for 5 years. Mr. McCallister holds a B.A., with highest honors, from the University of North Carolina (1982), and a Ph.D. in economics from the University of Virginia
(1987). He earned his CFA designation in 1996.

STACEY SERAFINI THOMAS, CFA, joined Eagle in 1999 and currently holds the position of Assistant Portfolio Manager at Eagle. Ms. Thomas has more than eight years of investment experience as portfolio co-manager and analyst. Prior to joining Eagle, Ms. Thomas served as a Corporate Finance Analyst for Raymond James & Associates, Inc. Ms. Thomas holds a B.A. in government, CUM LAUDE, from Harvard University (1997). She earned her CFA designation in 2002.

      LIBERTY RIDGE
      -------------

JAMES B. BELL, III, CFA, joined Liberty Ridge in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies, and has been a portfolio manager since 2004. Prior to joining Liberty Ridge, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

STRATEGIC SMALL COMPANY FUND

      COPPER ROCK
      -----------

TUCKER WALSH (see description above)

MICHAEL MALOUF (see description above)

      EAGLE
      -----

TODD MCCALLISTER (see description above)

STACEY SERAFINI THOMAS (see description above)

      LIBERTY RIDGE
      -------------

JAMES B. BELL, III, CFA (see description above)


TS&W SMALL CAP VALUE FUND


      TS&W
      ----

FRANK H. REICHEL, III, has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price of a Fund's shares is based on that Fund's NAV. A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Old Mutual Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern Time) each day the exchange is open for business except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ official closing price provided by NASDAQ each business day. The Old Mutual Cash Reserves Fund shares are generally priced at 2:00 p.m. Eastern Time on each day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally, weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or trading is restricted. Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds' securities holdings on such days may affect the value of the Funds' shares on days when you will not be able to purchase, exchange or redeem shares.

VALUING PORTFOLIO SECURITIES

The Funds use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price.

The Old Mutual Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by the Board. See the "Fair Value Pricing" section of this Prospectus. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

FAIR VALUE PRICING
------------------

The Funds have fair value pricing procedures in place, and the OMAF II Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund's securities.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending upon a Fund's investment performance. If a Fund invests in another investment company, the

Fund's NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

INVESTING IN THE FUNDS

POLICY REGARDING EXCESSIVE OR SHORT TERM TRADING


While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e. purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.


The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Old Mutual Capital") and their agents have implemented, the following tools designed to discourage excessive short-term trading in the Funds:


      1.    trade activity monitoring;

      2.    trading guidelines;

      3.    a redemption fee on trades in all non-money market funds; and

      4.    selective use of fair value pricing.


Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Old Mutual Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as SEC or U.S. Department of Labor requirements, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the financial intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors ("financial intermediaries") often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Old Mutual Capital and its agents generally rely on the willingness, ability and rights of financial intermediaries to monitor trading activity in omnibus accounts and enforce the Funds' excessive short-term trading policy on shareholders in such accounts. There is no assurance that the financial intermediaries will in all instances cooperate with Old Mutual Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Old Mutual Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all financial intermediaries.


TRADING GUIDELINES


If a shareholder exceeds four exchanges out of a Fund (other than Old Mutual Cash Reserves Fund) per calendar year, or if OMAF II, Old Mutual Capital or one of their agents, determines that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), OMAF II will not knowingly accept any additional purchase and exchange orders from such shareholder. OMAF II and Old Mutual Capital and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not excessive short-term trading activity, for legitimate trading purposes and consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. OMAF II may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Old Mutual Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.


REDEMPTION/EXCHANGE FEE
-----------------------

All Funds (except the Old Mutual Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the Old Mutual Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

      1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;


      2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds to waive or not to impose redemption fees;


      3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

      4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

      5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

      6.    redemptions initiated by a Fund, as permitted in the Prospectus.


The OMAF II goal is to apply the redemption fee to all shares of each Fund (except the Old Mutual Cash Reserves Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

CHOOSING A SHARE CLASS

Except for the Old Mutual Cash Reserves Fund, two classes of each Fund are offered by this Prospectus - Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a sales class, you should consult your financial adviser as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

                                               CLASS A                            CLASS C
----------------------------------------------------------------------------------------------------------
Initial Sales Charge            up to 5.75%                            None

CDSC                            None (except on redemptions of         1.00% on redemption within one
                                certain large purchases held for       year
                                less than one year)

Distribution and Service Fees   0.25%                                  1.00%

Dividends                       Generally higher than Class C due to   Generally lower than Class A due to
                                lower annual expenses                  higher annual expenses

Typical Shareholder             Generally more appropriate for         Generally more appropriate for
                                long term investors                    short term investors

SALES CHARGES

CLASS A SHARES

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and Fixed Income Funds. Each category has a different schedule of initial sales charges. You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge.

Equity Funds. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Columbus Circle Technology and Communications, Old Mutual Emerging Growth, Old Mutual Focused, Old Mutual Growth, Old Mutual Heitman REIT, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Select Growth, Old Mutual Small Cap, Old Mutual Strategic Small Company and TS&W Small Cap Value Funds.

                                  Investor's Initial Sales Charge

                                                        As a
                                         As a        Percentage
                                     Percentage of   of the Net
Amount of Investment in               the Public       Amount
Single Transaction                  Offering Price    Invested
---------------------------------   --------------    --------
Less than $100,000                       5.75%          6.10%
$100,000 but less than $250,000          4.50%          4.71%
$250,000 but less than $500,000          3.25%          3.36%
$500,000 but less than $1,000,000        2.00%          2.04%
$1,000,000 and over                       0%             0%

Fixed Income Funds. Class A shares of the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds (the "Fixed Income Funds") are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million. Currently, Class A shares of the Old Mutual Cash Reserves Fund are not offered.

                                                      Investor's Initial Sales Charge
                                                      -------------------------------

Amount of Investment in Single         As a Percentage of the Public   As a Percentage of the Net Amount
Transaction                                   Offering Price                       Invested
------------------------------------   -----------------------------   ---------------------------------

Less than $100,000                                4.75%                              4.99%

$100,000 but less than $250,000                   3.50%                              3.63%

$250,000 but less than $500,000                   2.50%                              2.56%

$500,000 but less than $1,000,000                 2.00%                              2.04%

                                                      Investor's Initial Sales Charge
                                                      -------------------------------

Amount of Investment in Single         As a Percentage of the Public   As a Percentage of the Net Amount
Transaction                                   Offering Price                       Invested
------------------------------------   -----------------------------   ---------------------------------

$1,000,000 and over                                  0%                                 0%

WAYS TO REDUCE OR ELIMINATE CLASS A INITIAL SALES CHARGES
---------------------------------------------------------

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charges on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

CLASS A PURCHASES NOT SUBJECT TO INITIAL SALES CHARGES
------------------------------------------------------

You will not pay initial sales charges:

o On purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See the "Class A Purchases Subject to Contingent Deferred Sales Charge" section of this Prospectus.

o On additional purchases of one or more Funds that result in account balances of Class A shares of $1 million or more.

o     On shares purchased by reinvesting dividends and distributions.

o When exchanging shares among Funds with the same or higher initial sales charges. See the "General Policies - Exchanges Between Funds" section of this Prospectus for more information on exchanges between Funds.

o When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the reinstatement privilege.

o     When a merger, consolidation or acquisition of assets of a Fund occurs.

o If you are the Adviser, an affiliated company of the Adviser, or a Sub-Adviser to a Fund and you purchase your shares directly through Old Mutual Investment Partners (the "Distributor").

o If (a) you are a current or retired trustee, officer or employee (each such person referred to hereinafter as an "Employee") of (i) the Adviser, or (ii) a Sub-Adviser, or (iii) affiliates of the Adviser or Sub-Adviser or of other mutual funds which are advised by the Adviser or Sub-Adviser, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee's immediate family member, (b) you opened your account while you or your immediate family member was an Employee, and (c) you purchased your shares directly through the Distributor.

o If you are an employee benefit plan established for employees of the Adviser, Sub-Adviser or their affiliates.

o If you are a discretionary advised client of the Adviser and its affiliates.

o If you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person's employer.

o If you are a financial institution trust department investing an aggregate of up to $1 million in the Funds.

o If you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to its use of the Funds in connection with such services.

o If you are a pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the "Code") or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reductions of initial sales charges, only the participants' individual investments in the plans.

o If you are an individual or entity with substantial business relationship with OMAF II, the Adviser or their affiliates, as determined by a Vice President or more senior officer of the OMAF II or the Adviser and you purchase your shares directly through the Distributor.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS OF INITIAL SALES CHARGES
------------------------------------------------------------------

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial adviser at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, OMAF II may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the SAI for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines


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

the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge. Direct purchases of Old Mutual Cash Reserves Fund are excluded for purposes of this calculation.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals.

o An individual, his or her spouse, or children residing in the same household.

o     Any trust established exclusively for the benefit of an individual.

Trustees and Fiduciaries.

o A trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups.

o Any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of


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


purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

o Where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

o Managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to their use of the Funds in connection with such services.

o On purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (i.e. regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the SAI for more information on the reinstatement privilege.

o On purchases made in connection with the reinvestment of dividends and distributions from a Fund.

CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. Class C shares of Funds in the Equity and Fixed Income category are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of Funds in the Equity or Fixed Income category redeemed after one year will not pay a CDSC.

The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Funds in all of the investor's related accounts exceeds $1,000,000. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described in the "Purchasers Qualifying for Reductions in Initial Sales Charges" section of the Prospectus. In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Funds.

CLASS C PURCHASES NOT SUBJECT TO CDSC

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

o If you redeem shares acquired through reinvestment of dividends and distributions.

o     On increases in the NAV of your shares.


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


o On redemptions pursuant to a Systematic Withdrawal Plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any twelve-month period.

o When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the reinvestment privilege.

o Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

o Upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the OMAF II). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

o On required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

o On total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

o On the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the Funds' SAI for details.

COMPUTING A CDSC

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, OMAF II will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.


BUYING SHARES


You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each Fund may be made on any day on which the NYSE is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's NAV.

The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

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


CONCEPTS TO UNDERSTAND


TRADITIONAL IRA

An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA

An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA

An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA

An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS

A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.


For more complete IRA information, consult an Old Mutual Shareholder Services representative or a tax adviser.

MINIMUM INVESTMENTS*

                                               Initial    Additional
                                               -------    ----------

Regular Accounts                                $2,500    no minimum
Uniform Gifts/Transfer To Minor Accounts        $  500    no minimum
Traditional IRAs                                $2,000    no minimum
Roth IRAs                                       $2,000    no minimum
Coverdell Education Savings Accounts            $  500    no minimum
Systematic Investment Plans I ("SIP I") (1)     $  500        $25
Systematic Investment Plans II ("SIP II")(2)  no minimum      $50

* OMAF II reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1) If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2) An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

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

SELLING SHARES


You may sell your shares of each Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund's next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

LIMITATIONS ON SELLING SHARES BY TELEPHONE

               Proceeds Sent by     Minimum          Maximum
               ----------------     -------          -------

                    Check          no minimum    $50,000 per day
                    Wire*          no minimum    $50,000 per day
                     ACH           no minimum    $50,000 per day

*     Wire fee is $10 per Federal Reserve Wire.


Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

WRITTEN REDEMPTION ORDERS

Some circumstances require written sell orders along with medallion signature guarantees. These include:


            o     Redemptions by check, wire or ACH in excess of $50,000;


            o     Requests to send proceeds to a different address or payee;

            o Requests to send proceeds to an address that has been changed within the last 30 days; and

            o     Requests to wire proceeds to a different bank account.


A medallion signature guarantee helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and NYSE Medallion Signature Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.


GENERAL POLICIES


            o     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW
                  ACCOUNT: OMAF II is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you


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


                  do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.


            o     Each Fund may reject or suspend acceptance of purchase orders.

            o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

            o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

            o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.


            o SEI Trust Company, the custodian for Old Mutual Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

            o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page ___. For non-retirement accounts, OMAF II may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

            o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call OMAF II at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact OMAF II at 1-800-433-0051 or write to 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Electronic copies of most financial reports and prospectuses are available at OMAF II website (www.oldmutualcapital.com).


EXCHANGES BETWEEN FUNDS


You may exchange some or all Class A shares of a Fund for Class A shares of any other Fund that has Class A shares. You may also exchange some or all Class C shares of a Fund for Class C shares of any other Fund that has Class C shares. Class A and Class C shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent.


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


Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.


See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for details of the limitations on exchanging between Funds, including possible redemption fees.


TO OPEN AN ACCOUNT

IN WRITING:


Complete the application.
Mail your completed application and a check to:


     REGULAR MAIL:
     OLD MUTUAL ADVISOR FUNDS II
     P.O. BOX 219534


     KANSAS CITY, MISSOURI  64121-9534


     OVERNIGHT MAIL:
     OLD MUTUAL ADVISOR FUNDS II
     210 WEST 10TH STREET, 8TH FLOOR
     KANSAS CITY, MISSOURI  64105

BY TELEPHONE:


Call us at 1-800-433-0051 to receive an account application and receive an account number.


BY WIRE:
Call us at 1-800-433-0051 to receive an application and account number. Wire your investment to the bank listed below.


     UNITED MISSOURI BANK OF KANSAS CITY, N.A.
     ABA # 10-10-00695
     ACCOUNT # 98705-23469


Include the following information with the wiring instructions:

     FUND NAME IN WHICH YOU WISH TO INVEST
     YOUR NAME
     YOUR SOCIAL SECURITY OR TAX ID NUMBER
     YOUR ACCOUNT NUMBER


Return the account application.


BY AUTOMATED CLEARING HOUSE ("ACH"):


Currently you may not open an account through ACH


VIA THE INTERNET:
Visit the OMAF II website at www.oldmutualcapital.com.
Enter the "Open An Account" screen and follow the instructions.


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


TO MAKE ADDITIONAL INVESTMENTS TO AN EXISTING ACCOUNT

IN WRITING:
Fill out an investment slip.


Mail the slip and the check to:


     OLD MUTUAL ADVISOR FUNDS II
     P.O. BOX 219534


     KANSAS CITY, MISSOURI  64121-9534


BY TELEPHONE:
Call us at 1-800-433-0051.

BY WIRE:


Have your bank send your investment to:

     UNITED MISSOURI BANK OF KANSAS CITY, N.A.
     ABA # 10-10-00695
     ACCOUNT # 98705-23469


Include the following information with the wiring instructions:

     FUND NAME


     YOUR NAME
     YOUR SOCIAL SECURITY OR TAX ID NUMBER
     YOUR ACCOUNT NUMBER


BY ACH:


Complete the bank information section on the account application.
Attach a voided check or deposit slip to the account application.
The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.


VIA THE INTERNET:

Complete the bank information section on the account application.

Enter the "My Account" section of the OMAF II website located at www.oldmutualcapital.com and follow the instructions for purchasing shares.

TO SELL SHARES

IN WRITING:
Write a letter of instruction that includes the following information:

     your name(s) and signature(s)
     your account number
     the Fund name the
     dollar amount you wish to sell
     how and where to send the proceeds

If required, obtain a medallion signature guarantee (see the "Selling Shares" section of this Prospectus). Mail your request to:

     OLD MUTUAL ADVISOR FUNDS II
     P.O. BOX 219534
     KANSAS CITY, MISSOURI  64121-9534

BY TELEPHONE:
Sales orders may be placed by telephone provided this option was selected on your account application. There may be limitations on sales orders placed by telephone (see the "Limitations on selling shares by telephone" section of this Prospectus). Please call 1-800-433-0051. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

BY WIRE:
Sale proceeds may be wired at your request. Be sure OMAF II has your wire instructions on file. There is a $10 charge for each wire sent by the Fund.

BY ACH:
Complete the bank information section on the account application.
Attach avoided check or deposit slip to the account application.
Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

VIA THE INTERNET:
Enter the "My Account" section of the OMAF II website located at www.oldmutualcapital.com and follow the instructions for redeeming shares.

SYSTEMATIC WITHDRAW PLAN:
The Systematic Withdraw Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. If you would like to utilize the Systematic Withdraw Plan, complete the applicable section on the account application. Please note that to utilize this option, you must maintain a minimum account balance of $5,000.

CHECK WRITING:
Check Writing is offered to shareholders of the Old Mutual Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.


DISTRIBUTION AND TAXES


Equity Funds pay shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available, except the Old Mutual Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. The Fixed Income Funds declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.


A sale or exchange of shares of a Fund (whether for cash or for shares of another Fund) may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; and (2) long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax adviser about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUALS AND OTHER NON-CORPORATE SHAREHOLDERS

type of distribution  tax rate for 15% bracket and lower  tax rate for brackets higher than 15%
--------------------  ----------------------------------  -------------------------------------
Dividends Generally          Ordinary income rate                 Ordinary income rate
Qualified Dividends                   5%                                   15%
Short-term
     Capital Gains           Ordinary income rate                 Ordinary income rate
Long-term
     Capital Gains                    5%                                   15%

DISTRIBUTION ARRANGEMENTS

OMAF II has four classes of shares, two of which, Class A and Class C, are offered by this Prospectus. Class A and Class C shares have the same rights and privileges as the other share classes of OMAF II Funds, except (i) each Class is subject to different sales charges (loads); (ii) each Class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each Class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act;
(iv) exchanges are not permitted between the various share classes but only among the same class; and (iv) Class A and Class C shares may have exclusive voting rights with respect to matters affecting only each respective class.

OMAF II, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers or other financial intermediaries. Currently, OMAF II is not paying fees under the Distribution Plan for Class A shares of each Fund. Distribution fees are paid for the sale and distribution of all Class C shares of the Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution fees and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees and service fees are paid out of the assets of Class A shares and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the "Fund Summaries" and "Choosing a Share Class" sections of this Prospectus for details on the distribution fees and service fees.


REVENUE SHARING


PAYMENTS BY OLD MUTUAL ADVISOR FUNDS II DISTRIBUTORS OR ITS AFFILIATES

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Choosing a Share Class" section of this Prospectus. Financial intermediaries may include financial planners or financial advisers, brokers, dealers, banks, registered investment advisors, and 401(k) or other retirement plan administrators. In addition to those payments, the Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to these financial intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the intermediary, such as placing OMAF II and the Funds on the intermediary's sales system or placing OMAF II and the Funds on the intermediary's preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to OMAF II and the Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the OMAF II. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of OMAF II) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the OMAF II logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces OMAF II costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse. OMAF II may pay a portion of the total networking fees paid to a broker.


The Distributor or its affiliates may compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other financial intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer's or intermediary's sales and/or the value of Fund shares within a qualifying dealer's or intermediary's client accounts.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such intermediaries.


PAYMENTS BY OMAF II

Like the Distributor, OMAF II may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, OMAF II may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

FINANCIAL HIGHLIGHTS


A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. ______________, has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Funds' Annual Report to Shareholders, which is available, free of charge, upon request.

The Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Heitman REIT and Old Mutual Dwight Short Term Fixed Income Funds acquired the assets of predecessor funds in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Old Mutual Barrow Hanley Value and Old Mutual Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic U.S. Long/Short and Old Mutual Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

FOR MORE INFORMATION


For investors who want more information about the OMAF II Funds, the following documents are available free upon request:


STATEMENT OF ADDITIONAL INFORMATION


The SAI provides more information about the Funds and is incorporated into this Prospectus by reference.


ANNUAL/SEMI-ANNUAL REPORTS


The Annual and Semi-Annual Reports provide financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

PROXY VOTING REPORTS

Proxy Voting Reports provide information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
________.

CODE OF ETHICS

Old Mutual Advisor Funds II has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS, PROXY VOTING REPORTS, CODE OF ETHICS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE:                                   1-800-433-0051

BY MAIL:                                        Old Mutual Advisor Funds II
                                                P.O. Box 219534
                                                Kansas City, Missouri 64121-9534

VIA THE INTERNET:

      OLD MUTUAL ADVISOR FUNDS II WEBSITE:      www.oldmutualcapital.com
      EDGAR DATABASE ON THE SEC WEBSITE:        www.sec.gov

BY E-MAIL OR IN PERSON FROM THE SEC             E-Mail the SEC at
(YOU WILL PAY A COPYING FEE FOR THIS SERVICE)   publicinfo@sec.gov

VISIT OR WRITE:                                 SEC's Public Reference Section
                                                Washington, D.C.  20549-0102

                                                Call 1-202-942-8090 for
                                                information about the operation
                                                of the Public Reference Room.

INVESTMENT ADVISER


Old Mutual Capital, Inc.


DISTRIBUTOR


Old Mutual Fund Distributors


SEC FILE NUMBER 811-04391

PROTECTING YOUR PERSONAL INFORMATION


The Old Mutual Advisor Funds II has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.


RESTRICTED USE OF INFORMATION

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

SAFEGUARDS TO KEEP INFORMATION SECURE

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

                           OLD MUTUAL ADVISOR FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE __, 2006

This Statement of Additional Information ("SAI") relates to the following series portfolios of the Old Mutual Advisor Funds II (the "Trust"):

                    Old Mutual Analytic U.S. Long/Short Fund
                       Old Mutual Barrow Hanley Value Fund
          Old Mutual Columbus Circle Technology and Communications Fund
                         Old Mutual Emerging Growth Fund
                             Old Mutual Focused Fund
                             Old Mutual Growth Fund
                          Old Mutual Heitman REIT Fund
                            Old Mutual Large Cap Fund
                        Old Mutual Large Cap Growth Fund
                  Old Mutual Large Cap Growth Concentrated Fund
                             Old Mutual Mid-Cap Fund
                          Old Mutual Select Growth Fund
                            Old Mutual Small Cap Fund
                     Old Mutual Strategic Small Company Fund
                      Old Mutual TS&W Small Cap Value Fund
                          Old Mutual Cash Reserves Fund
                Old Mutual Dwight Intermediate Fixed Income Fund
                 Old Mutual Dwight Short Term Fixed Income Fund

This SAI is not a prospectus. It is intended to provide additional information regarding the activities and operations of Trust and the series portfolios of the Trust named above (each a "Fund" and together, the "Funds"). It supplements and should be read in conjunction with the current prospectuses for each of the Funds listed above dated June __, 2006, as amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, please visit WWW.OMFUNDS.COM or call 1-800-433-0051.

The Trust's audited financial statements and accompanying notes for the fiscal year ended March 31, 2006, and the reports of PricewaterhouseCoopers LLP with respect to such financial statements, appear in the Trust's 2005 annual report and are incorporated by reference in this SAI. The Trust's annual report contains additional performance information and is available at WWW.OMFUNDS.COM or by calling 1-800-433-0051.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE TRUST.....................................................................1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..............................2
DESCRIPTION OF PERMITTED INVESTMENTS..........................................5
RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.......................20
ADDITIONAL INVESTMENT INFORMATION............................................31
SETTLEMENTS AND PENDING LITIGATION...........................................33
TRUSTEES AND OFFICERS OF THE TRUST...........................................36
THE INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS.............41
THE ADVISER..................................................................41
     THE SUB-ADVISERS........................................................46
     PORTFOLIO MANAGERS......................................................48
     THE DISTRIBUTOR.........................................................48
     THE ADMINISTRATOR AND SUB-ADMINISTRATOR.................................54
     OTHER SERVICE PROVIDERS.................................................57
5% AND 25% SHAREHOLDERS......................................................57
PORTFOLIO TRANSACTIONS.......................................................58
PROXY VOTING.................................................................60
DESCRIPTION OF SHARES........................................................60
PURCHASES AND REDEMPTIONS OF SHARES..........................................61
DETERMINATION OF NET ASSET VALUE.............................................77
TAXES    ....................................................................78
PERFORMANCE ADVERTISING......................................................84
FINANCIAL STATEMENTS.........................................................84
CREDIT RATINGS...............................................................85
EXHIBITS 92
       EXHIBIT A - OLD MUTUAL ADVISOR FUNDS II AND OLD MUTUAL
                      INSURANCE SERIES FUND PROXY VOTING GUIDELINES.........A-1
       EXHIBIT B - ADVISER AND SUB-ADVISERS PROXY VOTING POLICIES...........B-1
       EXHIBIT C - PENDING LITIGATION.......................................C-1
       EXHIBIT D - PORTFOLIO MANAGER DISCLOSURE.............................D-1

--------------------------------------------------------------------------------
                                    THE TRUST
--------------------------------------------------------------------------------

The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Trust was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc., and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to the PBHG Funds, Inc. On July 16, 2001, PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds. Effective November 1, 2005, the Trustees of the Trust voted to change the Trust's name to Old Mutual Advisor Funds II.

Effective January 1, 2006, the Board of Trustees (the "Board") approved Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Adviser") to serve as the investment adviser to each Fund, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"). This appointment became effective on ______, 2006, when shareholders voted to approve the investment advisory agreement ("Advisory Agreement") between the Trust and Old Mutual Capital. Between January 1, 2006 and _____, 2006, Old Mutual Capital served as the investment adviser to each Fund under an interim investment advisory agreement approved by the Board.
 The Funds' have been renamed as follows:

                                        NEW NAME                                   EFFECTIVE DATE
                ------------------------------------------------------------ ------------------------------
                Old Mutual Analytic U.S. Long/Short Fund                           February 16, 2006
                ------------------------------------------------------------ ------------------------------
                Old Mutual Barrow Hanley Value Fund                                February 16, 2006
                ------------------------------------------------------------ ------------------------------
                Old Mutual Columbus Circle Technology and Communications            January 1, 2006
                Fund
                ------------------------------------------------------------ ------------------------------
                Old Mutual Emerging Growth Fund                                    November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Focused Fund                                            November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Growth Fund                                             November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Heitman REIT Fund                                       November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Large Cap Fund                                          November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Large Cap Growth Fund                                   November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Large Cap Growth Concentrated Fund                      November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Mid-Cap Fund                                            November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Select Growth Fund                                      November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Small Cap Fund                                          November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Strategic Small Company Fund                            November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual TS&W Small Cap Value Fund                               November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Cash Reserves Fund                                      November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Dwight Intermediate Fixed Income Fund                   November 1, 2005
                ------------------------------------------------------------ ------------------------------
                Old Mutual Dwight Short Term Fixed Income Fund                     November 1, 2005

This SAI relates to all Funds of the Trust. Shareholders may purchase shares through four separate classes: Class A, Class C, Class Z, and Advisor Class, which each have different distribution costs, voting rights and dividends. Except for these differences, each Class share of each Fund represents an equal proportionate interest in that Fund. A more detailed description of the rights and restrictions of the separate classes is provided in the "Description of Shares" section of this SAI. No investment in shares of a Fund should be made without first reading a Fund's prospectus. Capitalized terms not defined in this SAI are defined in each prospectus offering shares of the Funds.

--------------------------------------------------------------------------------
                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a majority of such Fund's outstanding voting shares. Such majority is defined in the Investment Company Act of 1940, as amended ("1940 Act") as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The investment objective of each Fund is set forth below:

                  EQUITY FUNDS ("EQUITY FUNDS")                                   INVESTMENT OBJECTIVE
Old Mutual Analytic U.S. Long/Short Fund                        Above average returns.
Old Mutual Barrow Hanley Value Fund                             Long-term growth of capital.
Old Mutual Columbus Circle Technology and Communications Fund   Long-term growth of capital.
Old Mutual Emerging Growth Fund                                 Long-term growth of capital.
Old Mutual Focused Fund                                         Above-average total returns over a 3 to 5 year market cycle.
Old Mutual Growth Fund                                          Capital appreciation.
Old Mutual Heitman REIT Fund                                    High total return consistent with reasonable risk.
Old Mutual Large Cap Fund                                       Long-term growth of capital and income.  Current income
                                                                is a secondary objective.
Old Mutual Large Cap Growth Fund                                Long-term growth of capital.
Old Mutual Large Cap Growth Concentrated Fund                   Long-term growth of capital.
Old Mutual Mid-Cap Fund                                         Above-average total return over a 3 to 5 year market
                                                                cycle, consistent with reasonable risk.
Old Mutual Select Growth Fund                                   Long-term growth of capital.
Old Mutual Small Cap Fund                                       Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.
Old Mutual Strategic Small Company Fund                         Growth of capital.
Old Mutual TS&W Small Cap Value Fund                            Long-term growth of capital.

FIXED INCOME FUNDS ("FIXED INCOME FUNDS")
Old Mutual Cash Reserves Fund                                   Current income while preserving principal and maintaining
                                                                liquidity.
Old Mutual Dwight Intermediate Fixed Income Fund                Current income consistent with relative stability of principal.
Old Mutual Dwight Short Term Fixed Income Fund                  Current income consistent with maintaining a relatively high degree of stability of shareholders' capital.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions described in the prospectuses, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

1. Each Fund, other than Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Focused Fund, Old Mutual Large Cap Growth Concentrated Fund, and Old Mutual Cash Reserves Fund, and, is a "diversified company" as defined in the 1940 Act. This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the "Non-Fundamental Investment Restrictions" section for further information.

2. A Fund may not borrow money or issue senior securities, defined below, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 3 of the "Non-Fundamental Investment Restrictions" section for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit Old Mutual Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

This limitation does not apply to the Old Mutual Columbus Circle Technology and Communications Fund or the Old Mutual Heitman REIT Fund, as those Funds have investment policies to concentrate their investments in the technology and communications industry and the REIT industry, respectively.

Please refer to number 4 of the "Non-Fundamental Investment Restrictions" section for further information.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Please refer to number 5 of the "Non-Fundamental Investment Restrictions" section for further information.

A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing limitations will apply at the time of the purchase of a security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees ("Board") without a vote of shareholders.

1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for Old Mutual Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
         (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Focused Fund, Old Mutual Large Cap Growth Concentrated Fund, and Old Mutual Cash Reserves Fund.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33?% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or an Affiliated Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. Each Fund, other than the Old Mutual Analytic U.S. Long/Short Fund, may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Each Fund, except the Old Mutual Analytic U.S. Long/Short Fund, may not purchase additional securities when borrowings exceed 5% of the Fund's total assets. The Old Mutual Analytic U.S. Long/Short Fund may borrow for leveraging and may engage in short sales up to the limits described in the Fund's prospectuses and this SAI.

4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance and diversified finance). This limitation does not apply to the Old Mutual Columbus Circle Technology and Communications Fund or the Old Mutual Heitman REIT Fund.

5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33?% of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

6. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

Except for investments in illiquid securities under Non-Fundamental Restriction number 1 and borrowing under Non-Fundamental Restriction number 3, the foregoing limitations will apply at the time of the purchase of a security.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PERMITTED INVESTMENTS
--------------------------------------------------------------------------------

EQUITY SECURITIES

Each Equity Fund may invest in equity securities, including common, preferred, and interests in publicly traded limited partnerships, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible preferred and convertible debt securities.

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. See "Description of Permitted Investments - General Risks of Investing in Stocks." In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Code and may trigger adverse tax consequences (please refer to the "Taxes" section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

RIGHTS AND WARRANTS. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

CONVERTIBLE SECURITIES. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock or other equity security, usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

A Fund's investment in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

CORPORATE BONDS. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

U.S. GOVERNMENT AGENCY OBLIGATIONS. Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES. Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS. Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES. Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

MORTGAGE DOLLAR ROLLS. Each Fund (except Cash Reserves Fund) may invest in mortgage dollar rolls. In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

PAY-IN-KIND (PIK) SECURITIES. The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

RECEIPTS. Receipts are separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.

The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

SENIOR LOANS. Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans in which the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Dwight Intermediate Fixed Income Fund's and Dwight Short Term Fixed Income Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.

STRUCTURED NOTES. The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in structured notes, including "total rate of return swaps," with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as Senior Loans.

STEP COUPON BONDS (STEPS). The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser or sub-adviser as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. The Old Mutual Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.

ZERO COUPON BONDS. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES. The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK. This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

EXTENSION RISK. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines.

Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATINGS. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SHORT-TERM INVESTMENTS

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS. Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

BANK OBLIGATIONS. A Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies; and

     o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

     o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE. A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT. A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

DEMAND INSTRUMENTS. Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSITS. A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives for various purposes including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested or to enhance return. A Fund may also invest in derivatives to protect its investments against changes resulting from market conditions (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

FUTURES TRANSACTIONS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a commodity pool operator.


No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund may earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contracts does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.


By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contract is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or sub-adviser expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please refer the "Risks of Transactions in Futures Contracts and Options" section of this SAI below.


OPTIONS. Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.


WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.


A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.


WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.


PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or sub-adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.


COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.


As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."


RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.

FUTURES

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS

A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to affect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable sub-adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

CAPS, COLLARS AND FLOORS. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVERSE FLOATERS. Each Fund (except Cash Reserves Fund) may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

SWAP AGREEMENTS. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.


Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.


Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.


CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

CURRENCY TRANSACTIONS. A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable sub-adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates. For example, if a currency's value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a sub-adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

EUROPEAN ECONOMIC AND MONETARY UNION. The European Economic and Monetary Union (the "EMU") currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

AMERICAN DEPOSITORY RECEIPTS (ADRS), EUROPEAN DEPOSITORY RECEIPTS (EDRS), AND GLOBAL DEPOSITORY RECEIPTS (GDRS). ADRs are securities, typically issued by a U.S. financial institution (a "Depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the Depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts (CDRs), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a Depositary, whereas an unsponsored facility may be established by a Depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The Depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

OTHER PERMITTED INVESTMENTS

INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other current and future Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund portfolios advised by Old Mutual Capital as well as to portfolios of other registered investment companies whose investment adviser is controlling, controlled by, or under common control with Old Mutual Capital ("Affiliated Funds") and each Fund may borrow from other Affiliated Funds to the extent permitted under such Fund's investment restrictions. If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Capital. Borrowing creates leverage and can magnify a Fund's losses, which risk is mitigated by limiting the amount that a Fund can borrow. For more information about the Funds' borrowing limitations, see number 3 of the "Investment Limitations - Non-Fundamental Restrictions" section of this SAI.

Investment Company Shares. Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. APPLICABLE REGULATIONS PROHIBIT A FUND FROM ACQUIRING THE SECURITIES OF OTHER INVESTMENT COMPANIES THAT ARE NOT "PART OF THE SAME GROUP OF INVESTMENT COMPANIES" IF, AS A RESULT OF SUCH ACQUISITION; (I) THE FUND OWNS MORE THAN 3% OF THE TOTAL VOTING STOCK OF THE

COMPANY; (II) MORE THAN 5% OF THE FUND'S TOTAL ASSETS ARE INVESTED IN SECURITIES OF ANY ONE INVESTMENT COMPANY; OR (III) MORE THAN 10% OF THE TOTAL ASSETS OF THE FUND ARE INVESTED IN SECURITIES (OTHER THAN TREASURY STOCK) ISSUED BY ALL INVESTMENT COMPANIES. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

INITIAL PUBLIC OFFERINGS (IPOS). Each Equity Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MUNICIPAL LEASE OBLIGATIONS. Each Fund (except Cash Reserves Fund) may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

PARTICIPATION INTERESTS. Each Fund (except Cash Reserves Fund) may invest in participation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. Each Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. Each Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

OVER-THE-COUNTER SECURITIES. Each Fund (except the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

SECURITIES THAT ARE NOT READILY MARKETABLE. The Funds may invest up to 15% of the value of their net assets (10% for the Cash Reserves Fund), measured at the time of investment, in investments that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15%/10 limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

RULE 144A SECURITIES. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

Under the supervision of the Board of Trustees, the Adviser or sub-advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or sub-advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or sub-advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or sub-advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% (10% for Cash Reserves Fund) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

SECURITIES LENDING. A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     o The borrower must provide collateral at least equal to the market value of the securities loaned;

     o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

     o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     o   The Fund must be able to terminate the loan at any time;

     o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     o   The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     o   Experience delays in recovering its securities.

SENIOR SECURITIES. The term "senior security," as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

SHORT SALES.

DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Dwight Intermediate Fixed Income Fund will not engage in short sales.

A Fund typically sells securities short to:

     o   Take advantage of an anticipated decline in prices;

     o   Protect a profit in a security it already owns; and

     o With respect to the Analytic U.S. Long/Short Fund, better enable the sub-adviser to underweight stocks versus its benchmark, the S&P 500 Index.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales.  A Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 33.3% of the value of a Fund's net assets;

     o The market value of the securities of any single issuer that have been sold short by a Fund would exceed 2% of the value of a Fund's net assets; and

     o Such securities would constitute more than 2% of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

STAND-BY COMMITMENTS. When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Adviser or sub-adviser, as the case may be, present minimal credit risks.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap, Mid-Cap, Large Cap, Analytic U.S. Long/Short, Heitman REIT, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

OTHER INVESTMENTS. Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

--------------------------------------------------------------------------------
                        ADDITIONAL INVESTMENT INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. During the fiscal years ended March 31, 2005 and March 31, 2004, respectively, the portfolio turnover rate for each of the Funds was as follows [DATA WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]:

               EQUITY FUNDS                        2004                    2005
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and
Communications Fund
Old Mutual Emerging Growth Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap
Fund Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company
Fund Old Mutual TS&W Small Cap Value Fund

FIXED INCOME FUNDS
Old Mutual Cash Reserves Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Old Mutual Capital have adopted a Holdings Communication Policy (the "Holdings Policy") to safeguard Fund holdings information. Under the Holdings Policy, Fund holdings information related to each Fund, including the top holdings, will normally be made available to the general public at www.omfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Adviser may receive portfolio holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"), as described below.

As part of the normal investment activities of each Fund, non-public portfolio holdings information may be provided to the Trust's service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, Counsel to the Trust or the independent Trustees, the Trust's auditors, and certain others). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trust's independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Old Mutual Capital, provided that the service is related to the investment advisory services that Old Mutual Capital provides to the Trust. Such disclosure may only be made subject to the following conditions:

     o a written request for non-standard disclosure must be submitted to and approved in writing by either Old Mutual Capital's chief compliance officer, general counsel or chief investment officer;

     o   the request must relate to an appropriate business purpose; and

     o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Old Mutual Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Old Mutual Capital regularly presents to the Trust's Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Old Mutual Capital, its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Old Mutual Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this SAI.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, Old Mutual Capital, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

                                                                                    RESTRICTIONS ON USE
       ENTITY NAME                  FREQUENCY OF HOLDINGS DISCLOSURE               OF HOLDINGS INFORMATION
       -----------                  --------------------------------               -----------------------
FactSet Research Systems, Inc.      Full holdings are disclosed on a        Holdings information may only be used daily basis. for
                                                                            the specific and legitimate business purpose to which
                                                                            the parties agreed. All holdings information is
                                                                            subject to a confidentiality agreement and there is a
                                                                            prohibition of trading based on the information
                                                                            received.

Old Mutual Fund Services            Full holdings are disclosed on a        Holdings information may only be used monthly basis.
                                                                            for the specific and legitimate business purpose to
                                                                            which the parties agreed. All holdings information is
                                                                            subject to a confidentiality agreement and there is a
                                                                            prohibition of trading based on the information
                                                                            received.

--------------------------------------------------------------------------------
                       SETTLEMENTS AND PENDING LITIGATION
--------------------------------------------------------------------------------

         In connection with a settlement by the Trust's former adviser of market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General's Office ("NYAG"), the former adviser agreed to adopt additional compliance policies and procedures ("Compliance Undertakings") and meet certain corporate governance obligations. Many of the Compliance Undertakings are more extensive than that required by current regulations. Since these Compliance Undertakings represented protection to the Funds and the portfolios of the affiliated investment company, Old Mutual Insurance Series Fund, and their shareholders, the Adviser has contractually agreed to assume all such Compliance Undertakings. In addition, the Adviser has agreed to meet the following future obligations of the former adviser:

                  (a) use its best efforts to obtain the agreement of the Trust to hold a meeting of the Trust's shareholders, not less than every fifth calendar year starting in 2005, at which the Board of Trustees will be elected;

                  (b) maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Adviser's Code of Ethics;

                  (c) maintain an Internal Compliance Controls Committee, to be chaired by the Adviser's Chief Compliance Officer and include senior executives of the Adviser's operating businesses, which shall review compliance issues throughout the Adviser's business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

                  (d) establish a corporate ombudsman to whom the Adviser's employees may communicate concerns about the

                           Adviser's business matters that they believe implicate matters of ethics or questionable practices and the Adviser shall review such matters and solutions with the Trust's independent Trustees;

                  (e) have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the Trust's independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

                  (f) retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the Trust due to market timing, and (ii) a proportionate share of advisory fees paid by the Trust's portfolios that suffered such losses during the period of such market timing;

                  (g) retain an Independent Compliance Consultant to conduct a comprehensive review of the Adviser's supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Adviser and its employees;

                  (h) obtain a report from the Independent Compliance Consultant of its findings of its review of the Adviser, and provide such report to the Trust's Board of Trustees and the SEC staff. In addition, the Adviser shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Adviser considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

                  (i) undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Adviser;

                  (j) reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Trust's portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

                  (k) not provide advisory services to the Trust or Old Mutual Insurance Series Fund (together, the "Old Mutual Funds") unless the Chairman of the Board of the Old Mutual Funds has no Impermissible Relationships, as defined below, with the former adviser or its affiliated persons and at least 75% of each Old Mutual Fund's Board are not "interested persons" (as defined in the 1940 Act) or former directors, officers or employees of the Trust's former adviser or any of its affiliates during the preceding 10 years;

                  (l) allow a senior officer ("Senior Officer") hired by the Trust to assist the Trust's Board of Trustees in
                           (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at "arms-length," and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

                  (m) publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Trust's website and accompany each portfolio's prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

                  (n) disclose with each periodic account statement sent to investors by the Adviser, its affiliates or a mutual fund for which the Adviser provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor's most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the "Hypothetical Fee and Cost Information");

                  (o) maintain a prominent posting on the Trust's website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and

                  (p) disclose the Hypothetical Fee and Cost Information in the Trust's applicable prospectuses.

Impermissible Relationships include, but are not limited to, any of the following types of relationships: commercial, banking, financial, legal, accounting, consulting, advisory, familial, charitable, employee, director, trustee or officer, provided that a charitable relationship shall not be deemed an Impermissible Relationship if the charitable relationship is disclosed to the Board of Trustees.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (k) through (m) are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of Old Mutual Advisor Funds II. In this event, Old Mutual Advisor Funds II Board of Trustees would be required to seek new management for the Funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more Funds, their investment adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the NYAG against various defendants may be found in Exhibit C.

--------------------------------------------------------------------------------
                       TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees, each of which is independent as that term is defined in the 1940 Act, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Insurance Series Fund, another registered investment company managed by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

                                                                                 NUMBER OF
                                                                                 PORTFOLIOS
                                                                                 IN THE OLD
                                                                                MUTUAL FUND
                                           TERM OF         PRINCIPAL              FAMILY
                                           OFFICE* AND    OCCUPATION(S)          COMPLEX              OTHER
                          POSITION HELD    LENGTH OF      DURING PAST           OVERSEEN BY       DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST   TIME SERVED     5 YEARS               TRUSTEE         HELD BY TRUSTEE
------------              --------------   -----------    -------------         -----------      ---------------
Leigh A. Wilson (61)         Chairman      Since 2005  Chief Executive              26      Trustee, The Victory
                                                       Officer, New Century                 Portfolios since 1992,
                                                       Living, Inc. (older                  The Victory
                                                       adult housing) since                 Institutional Funds
                                                       1992. Director,                      since 2003, and The
                                                       Chimney Rock Winery                  Victory Variable
                                                       LLC (2000 - 2004), and               Insurance Funds since
                                                       Chimney Rock Winery                  1998 (investment
                                                       Corp (winery), (1985 -               companies - 23 total
                                                       2004).                               portfolios). Trustee,
                                                                                            Old Mutual Insurance Series Fund
                                                                                            (investment company - 8 portfolios)
                                                                                            since 2005.

John R. Bartholdson (61)     Trustee       Since 1995  Chief Financial              36      Director, The Triumph
                                                       Officer, The Triumph                 Group, Inc. since 1992.
                                                       Group, Inc.                          Trustee, Old Mutual
                                                       (manufacturing) since                Insurance Series Fund
                                                       1992.                                (investment company - 8
                                                                                            portfolios) since 1997.
                                                                                            Trustee, Old Mutual
                                                                                            Advisor Funds since
                                                                                            2004. Director or
                                                                                            Trustee of ING Clarion
                                                                                            Real Estate Income Fund
                                                                                            and ING Clarion Real
                                                                                            Estate Income Fund.

Jettie M. Edwards (59)       Trustee       Since 1995  Consultant, Syrus            26      Trustee, EQ Advisors
                                                       Associates                           Trust (investment
                                                       (business and marketing              company - 53 portfolios)
                                                       consulting firm),                    since 1995. Trustee, Old
                                                       (1986 - 2002).                       Mutual Insurance Series
                                                       Retired.                             Fund (investment company
                                                                                            - 8 portfolios) since 1997. Trustee
                                                                                            AXA Enterprise Funds Trust (investment
                                                                                            company - 16 portfolios) since 2005.

Albert A. Miller (71)        Trustee       Since 1995  Senior Vice President,       26      Trustee, Old Mutual
                                                       Cherry & Webb, CWT                   Insurance Series Fund
                                                       Specialty Stores (1995               (investment company - 8
                                                       - 2000). Advisor and                 portfolios) since 1997.
                                                       Secretary, the
                                                       Underwoman Shoppes,
                                                       Inc. (retail clothing
                                                       stores) (1980 - 2002).
                                                       Retired.

----------
* Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

BOARD COMMITTEES

The Board of Trustees has two standing committees: the Governance and Nominating Committee and the Audit Committee. Currently, the members of each Committee are John Bartholdson, Leigh Wilson, Jettie Edwards and Albert Miller, comprising all the disinterested Trustees.

GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee selects and nominates those persons for membership on the Trust's Board of Trustees who would be disinterested trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice as needed. During the Trust's fiscal year ended March 31, 2006, the Governance and Nominating Committee held [DATA WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT] meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237,
Attention: Secretary of Old Mutual Advisor Funds II. Such request shall contain
(i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person's ownership of the Trust at the time the recommendation was made.

AUDIT COMMITTEE. The Audit Committee oversees the financial reporting process for the Trust by monitoring the Trust's audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During the Trust's fiscal year ended March 31, 2006, the Audit Committee held [DATA WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT] meetings.

BENEFICIAL OWNERSHIP OF SECURITIES

The table below provides the dollar range of shares of the Trust and the aggregate dollar range of shares of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (together, the "Old Mutual Fund Family"), owned by each Trustee as of December 31, 2005.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                                         DOLLAR RANGE OF EQUITY               COMPANIES IN THE OLD MUTUAL FUND FAMILY
  NAME OF TRUSTEE                        SECURITIES IN THE FUNDS                      COMPLEX OVERSEEN BY TRUSTEES
  ---------------                        -----------------------              -----------------------------------------
Leigh A. Wilson                                    None                                         None

John R. Bartholdson                   Old Mutual Emerging Growth Fund                     $10,000 - $50,000
                                       (Class Z) - $10,000 - $50,000

                                    Old Mutual Growth Fund (Class Z) -

Jettie M. Edwards                     Old Mutual Emerging Growth Fund                       Over $100,000
                                         (Class Z) - Over $100,000

                                    Old Mutual Growth Fund (Class Z)
                                                    -
                                   Old Mutual Cash Reserves Fund
                                     (Class Z) - Over $100,000

Albert A. Miller                      Old Mutual Emerging Growth Fund                       Over $100,000
                                                (Class Z) -

                                    Old Mutual Growth Fund (Class Z)
                                                     -
                                   Old Mutual Select Growth Fund
                                            (Class Z) -

                                    Old Mutual Strategic Small Company
                                             Fund (Class Z) -

                                         Old Mutual Technology and
                                      Communications Fund (Class Z) -

None of the Trustees owned securities of the Adviser, the Distributor or their affiliates as of [December 31, 2005]. As of [December 31, 2005], the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.

TRUSTEE COMPENSATION
--------------------

Each Trustee receives a retainer and a per meeting fee. The Trust currently pays the Independent Chairman a yearly retainer of $60,900, each other Trustee a $47,100 yearly retainer, a full Board meeting fee of $1,000 per meeting, a Committee meeting fee of $500 per meeting, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. Annual Board fees may be reviewed periodically and changed by the Board. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

Each Trustee of the Trust received the following compensation during the Funds' fiscal year ended March 31, 2006: [DATA WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]

                                                                                                    TOTAL COMPENSATION
                                   AGGREGATE      PENSION OR RETIREMENT      ESTIMATED ANNUAL      FROM TRUST AND TRUST
                                  COMPENSATION     BENEFITS ACCRUED AS        BENEFITS UPON          COMPLEX PAID TO
   NAME OF PERSON, POSITION        FROM TRUST     PART OF TRUST EXPENSES        RETIREMENT              TRUSTEES*
   ------------------------       ------------    ----------------------     ----------------      ---------------------

Leigh A. Wilson, Trustee        $                          N/A                     N/A            $___ for services on
                                                                                                  two Boards

John R. Bartholdson, Trustee    $                          N/A                     N/A            $___ for services on
                                                                                                  three Boards

Jettie M. Edwards, Trustee      $                          N/A                     N/A            $___ for services on
                                                                                                  two Boards

Albert A. Miller ,Trustee       $                          N/A                     N/A            $___ for services on
                                                                                                  two Boards

----------
* Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Insurance Series Fund, another registered investment company managed by the Adviser.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

OFFICERS
--------
                        POSITION HELD   TERM OF OFFICE AND LENGTH OF             PRINCIPAL OCCUPATION(S)
    NAME AND AGE*       WITH THE FUND          TIME SERVED**                      DURING PAST 5 YEARS
    -------------       -------------   ----------------------------             -----------------------
David J. Bullock (49)   President     Since 2003                     Director, President, and Chief Executive
                                                                     Officer, Old Mutual Capital, Inc. since
                                                                     2004.  Trustee and Chief Executive Officer,
                                                                     Old Mutual Investment Partners, Trustee, Old
                                                                     Mutual Fund Services, and Director, Old
                                                                     Mutual Shareholder Services, Inc. since
                                                                     2003. President, Old Mutual Insurance Series
                                                                     Fund since 2003. Chief Executive Officer,
                                                                     President, and Director, Liberty Ridge
                                                                     Capital, Inc. (July 2003 - October 2005).
                                                                     Chief Operating Officer, Liberty Ridge
                                                                     Capital, Inc. (July 2003 - March 2004).
                                                                     President and Chief Executive Officer,
                                                                     Transamerica Capital, Inc. (1998 - 2003).


Edward J. Veilleux (61) Senior Vice   Since 2005. Employed for an    Senior Vice President, Old Mutual Insurance
                        President     initial term of three years    Series Fund since 2005.  Chief Compliance
                                      and thereafter for successive  Officer, The Victory Portfolios since
                                      one year terms unless          October 2005.  President, EJV Financial
                                      terminated prior to the end of Services, LLC since May 2002. Director,
                                      the then current term.         Deutsche Bank (and predecessor companies)
                                                                     and Executive Vice President and Chief
                                                                     Administrative Officer, Investment Company
                                                                     Capital Corp. (registered investment advisor
                                                                     and registered transfer agent) (August 1987
                                                                     to May 2002).

OFFICERS
--------
                        POSITION HELD   TERM OF OFFICE AND LENGTH OF             PRINCIPAL OCCUPATION(S)
    NAME AND AGE*       WITH THE FUND          TIME SERVED**                      DURING PAST 5 YEARS
    -------------       -------------   ----------------------------             -----------------------
Andra C. Ozols (44)     Vice          Since 2005                     Executive Vice President, Secretary, and
                        President and                                General Counsel, Old Mutual Capital, Inc.
                        Secretary                                    since July  2005. Executive Vice President
                                                                     (2004 - May 2005), General Counsel and Secretary
                                                                     (2002 - May 2005 and January 1998 - October 1998),
                                                                     and Vice President (2002 - 2004), ICON Advisors,
                                                                     Inc. Director of ICON Management & Research
                                                                     Corporation (2003 - May 2005). Executive Vice
                                                                     President (2004 - May 2005), General Counsel and
                                                                     Secretary (2002 - May 2005) and Vice President
                                                                     (2002 - 2004) of ICON Distributors, Inc. Executive
                                                                     Vice President and Secretary of ICON Insurance
                                                                     Agency, Inc. (2004 - May 2005). Vice President
                                                                     (1999 - 2002) and Assistant General Counsel (1998 -
                                                                     2002), Founders Asset Management LLC.


James F. Lummanick (58) Vice          Since 2005                     Senior Vice  President  and Chief  Compliance
                        President and                                Officer,   Old  Mutual  Capital,   Inc.,  Old
                        Chief                                        Mutual Investment  Partners,  Old Mutual Fund
                        Compliance                                   Services,  Inc.,  and Old Mutual  Shareholder
                        Officer                                      Services,    Inc.,    since    2005.    Chief
                                                                     Compliance Officer,  Old Mutual Advisor Funds
                                                                     II and  Old  Mutual  Insurance  Series  Fund,
                                                                     since  2005.   Senior  Vice   President   and
                                                                     Director of Compliance,  Calamos Advisors LLC
                                                                     (2004  -  2005).  Vice  President  and  Chief
                                                                     Compliance  Officer,   Invesco  Funds  Group,
                                                                     Inc. (1996 - 2004).


Mark E. Black (45)      Treasurer,    Since 2005                     Chief      Financial      Officer,      Chief
                        Chief                                        Administrative   Officer,    Executive   Vice
                        Financial                                    President,    and   Treasurer,   Old   Mutual
                        Officer and                                  Capital,   Inc.   since  July   2004.   Chief
                        Controller                                   Financial  Officer  and Chief  Administrative
                                                                     Officer,   Old  Mutual  Investment   Partners
                                                                     since 2004.  Senior Vice  President and Chief
                                                                     Financial  Officer,   Transamerica   Capital,
                                                                     Inc. (April 2000 - June 2004).


Kenneth R. Naes (40)    Assistant     Since 2005                     Vice   President   (since   July   2005)  and
                        Treasurer                                    Director of Fund Services  (since 2004),  Old
                                                                     Mutual Fund  Services.  Senior Vice President
                                                                     - Product Development,  Transamerica Capital,
                                                                     Inc. (2000 - 2004).


Karen S. Proc (36)      Assistant     Since 2005                     Associate   General   Counsel,   Old   Mutual
                        Secretary                                    Capital,  Inc. since October 2005.  Associate
                                                                     General  Counsel,  Founders Asset  Management
                                                                     LLC  (2002  -  2005).   Associate   Attorney,
                                                                     Myer,  Swanson,  Adams & Wolf,  P.C.  (1998 -
                                                                     2002).

----------

* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

**EXCEPT FOR EDWARD J. VEILLEUX, EACH OFFICER OF THE TRUST SHALL SERVE UNTIL SUCH TIME AS HIS OR HER SUCCESSOR IS DULY ELECTED AND QUALIFIED.

--------------------------------------------------------------------------------
        THE INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

THE ADVISER

Effective January 1, 2006, the Board of Trustees (the "Board") approved Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Adviser"), to serve as the investment adviser to each Fund, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"). This appointment became effective on [DATE TO BE ADDED IN SUBSEQUENT POST EFFECTIVE AMENDMENT], 2006, when shareholders voted to approve the Advisory Agreement between the Trust and Old Mutual Capital. Prior to that, Liberty Ridge served as the Trust's investment adviser. Between January 1, 2006 and _____, 2006, Old Mutual Capital served as the investment adviser to each Fund under an interim investment advisory agreement approved by the Board.

The Adviser is an indirect, wholly-owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom. In addition to advising the Funds, the Adviser provides advisory services to Old Mutual Insurance Series Fund and Old Mutual Advisor Funds, registered investment companies that are affiliates of the Adviser. The principal business address of the Adviser is 4643
S. Ulster Street, 6th Floor, Denver, Colorado 80237.

Old Mutual Fund Services, the Trust's Administrator, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Adviser's direct parent, Old Mutual (US) Holdings Inc. (please refer to "The Administrator" section of this SAI for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to Old Mutual Insurance Series Fund and Old Mutual Advisor Funds. Old Mutual Investment Partners (which also does business as Old Mutual Fund Distributors), the Trust's Distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Adviser's direct parent, Old Mutual (US) Holdings Inc. (please refer to "The Distributor" section of this SAI for more detail on Old Mutual Investment Partners). Old Mutual Investment Partners also serves as distributor to Old Mutual Insurance Series Fund and Old Mutual Advisor Funds.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Funds in accordance with each Fund's investment objectives, policies and limitations; (ii) make asset allocation and investment decisions for the Funds; and (iii) place orders to purchase and sell securities for the Funds, subject to the supervision of the Board. The Advisory Agreements also require the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Agreements provide that the Adviser is not responsible for other expenses of operating the Trust. In addition to these advisory services, Agreements obligate Old Mutual Capital to provide the following services: (i) compliance services designed to ensure the Trust's compliance with applicable federal and state securities laws, rules and regulations; (ii) certain legal services, including without limitation preparing, reviewing and/or filing the Trust's regulatory reports; and (iii) regular reporting to the Board on the activities of the Trust and the Sub-Advisers. The Advisory Agreements also require Old Mutual Capital to oversee the sub-advisers employed to provide portfolio management services to the Funds, including: overseeing the investment decisions of each sub-adviser and conducting ongoing performance reviews and reviewing and monitoring the portfolio trading by each sub-adviser, including without limitation, trade allocation policies and procedures, best execution and the use of soft dollars. The Advisory Agreements provide certain limitations on the Adviser's liability, but also provide that the Adviser shall not be protected against any liability to the Trust, its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement also includes an obligation that the Adviser perform the administrative services that were previously provided to the Funds by Old Mutual Fund Services under an administrative services agreement. These administrative services include: (i) overseeing the administration of the Trust's, and each Fund's, business and affairs; (ii) assisting the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Trust, excluding sub-advisers; (iii) assisting in developing, reviewing, maintaining and monitoring the effectiveness of the Trust's accounting policies and procedures; (iv) assisting in developing, implementing and monitoring the Trust's use of automated systems for purchase, sale, redemption and transfer of Fund shares and the payment of sales charges and services fees; (v) responding to all inquiries from Fund shareholders or otherwise answer communications from Fund shareholders if such inquiries or communications are directed to the Adviser; and (vi) furnishing such information, reports, evaluations, analyses and opinions relating to its administrative services as the Board may reasonably request.

The Advisory Agreements may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Advisory Agreement, the Adviser is entitled to a fee for providing both advisory and administrative services that is calculated daily and paid monthly at an annual rate of each Fund's average daily net assets. The Adviser has agreed to fee breakpoints for each Fund, as set forth in the table below. For assets between $0 and $300 million, advisory fees will be charged at their base level. Once assets of any Fund (other than the Fixed Income Funds) exceed $300 million, the advisory fees will be reduced by 0.05% from their base levels. Further fee breakpoints are triggered when a Fund's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level advisory fees are reduced by an additional 0.05%, for a possible 0.30% total fee reduction.

For the Fixed Income Funds, each breakpoint triggers an additional 0.025% reduction, for a possible 0.15% total fee reduction.

          FUND                                    ADVISORY FEE BREAKPOINT ASSET THRESHOLDS
          ----                                    ----------------------------------------
                                                                                           $1.5
                                           $300         $500         $750         $1.0     BILLION
                           $0 TO LESS   MILLION TO   MILLION TO   MILLION TO   BILLION TO  TO LESS
                           THAN $300    LESS THAN    LESS THAN    LESS THAN    LESS THAN   THAN $2.0  $2.0 BILLION
                            MILLION    $500 MILLION $750 MILLION $1.0 BILLION $1.5 BILLION  BILLION    OR GREATER
Old Mutual Analytic U.S.     0.80%        0.75%        0.70%        0.65%        0.60%       0.55%        0.50%
Long/Short Fund

Old Mutual Barrow Hanley     1.00%        0.95%        0.90%        0.85%        0.80%       0.75%        0.70%
Value Fund

Old Mutual Columbus          0.95%        0.90%        0.85%        0.80%        0.75%       0.70%        0.65%
Circle Technology and
Communications Fund

Old Mutual Emerging          0.95%        0.90%        0.85%        0.80%        0.75%       0.70%        0.65%
Growth Fund

          FUND                                    ADVISORY FEE BREAKPOINT ASSET THRESHOLDS
          ----                                    ----------------------------------------
                                                                                           $1.5
                                           $300         $500         $750         $1.0     BILLION
                           $0 TO LESS   MILLION TO   MILLION TO   MILLION TO   BILLION TO  TO LESS
                           THAN $300    LESS THAN    LESS THAN    LESS THAN    LESS THAN   THAN $2.0  $2.0 BILLION
                            MILLION    $500 MILLION $750 MILLION $1.0 BILLION $1.5 BILLION  BILLION    OR GREATER
Old Mutual Focused Fund      0.75%        0.70%        0.65%        0.60%        0.55%       0.50%        0.45%

Old Mutual Growth Fund       0.825%       0.90%        0.85%        0.80%        0.75%       0.70%        0.65%

Old Mutual Heitman REIT      0.90%        0.85%        0.80%        0.75%        0.70%       0.65%        0.60%
Fund

Old Mutual Large Cap Fund    0.75%        0.70%        0.65%        0.60%        0.55%       0.50%        0.45%

Old Mutual Large Cap         0.85%        0.80%        0.75%        0.70%        0.65%       0.60%        0.55%
Growth Fund

Old Mutual Large Cap         0.90%        0.85%        0.80%        0.75%        0.70%       0.65%        0.60%
Growth Concentrated Fund

Old Mutual Mid-Cap Fund      0.95%        0.90%        0.85%        0.80%        0.75%       0.70%        0.65%

Old Mutual Select Growth     0.90%        0.85%        0.80%        0.75%        0.70%       0.65%        0.60%
Fund

Old Mutual Small Cap Fund    1.00%        0.95%        0.90%        0.85%        0.80%       0.75%        0.70%

Old Mutual Strategic         0.95%        0.90%        0.85%        0.80%        0.75%       0.70%        0.65%
Small Company Fund

Old Mutual TS&W Small        1.10%        1.05%        1.00%        0.95%        0.90%       0.85%        0.80%
Cap Value Fund

Old Mutual Cash Reserves     0.40%        0.375%       0.35%        0.325%       0.30%       0.275%       0.25%
Fund

Old Mutual Dwight            0.45%        0.425%       0.40%        0.375%       0.35%       0.325%       0.30%
Intermediate Fixed
Income Fund

Old Mutual Dwight Short      0.45%        0.425%       0.40%        0.375%       0.35%       0.325%       0.30%
Term Fixed Income Fund

In the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser signed an expense limitation agreement through December 31, 2008 with the Trust on behalf of the Funds ("Expense Limitation Agreement"), pursuant to which the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Advisor Class Service Plan ("12b-1 fees"), if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below. The Adviser will not seek reimbursement of fees waived or expenses paid by the Funds' former adviser. Certain Sub-Advisers have agreed to share the costs of the expense limitation agreement with the Adviser, as set forth in the "The Sub-Advisers" section below.

         -------------------------------- ----------------- ----------------- --------------------
                      FUND                  CLASS A AND     CLASS C EXPENSE     CLASS Z EXPENSE
                                               ADVISOR        LIMITATION           LIMITATION
                                                CLASS
                                              EXPENSE
                                             LIMITATION
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Analytic U.S.              1.35%             2.10%               1.10%
         Long/Short Fund
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Barrow Hanley Value        1.35%             2.10%               1.10%
         Fund
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Columbus Circle            1.70%             2.45%               1.45%
         Technology and Communications
         Fund
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Emerging Growth Fund       1.55%             2.30%               1.30%
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Focused Fund               1.40%             2.15%               1.15%
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Growth Fund                1.35%             2.10%               1.10%
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Heitman REIT Fund          1.50%             2.25%               1.25%
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Large Cap Fund             1.40%             2.15%               1.15%
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Large Cap Growth           1.50%             2.25%               1.25%
         Fund
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Large Cap Growth           1.50%             2.25%               1.25%
         Concentrated Fund
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Mid-Cap Fund               1.45%             2.20%               1.20%
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Select Growth Fund         1.50%             2.25%               1.25%
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Small Cap Fund             1.50%             2.25%               1.25%
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Strategic Small            1.60%             2.35%               1.35%
         Company Fund
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual TS&W Small Cap             1.55%             2.30%               1.30%
         Value Fund
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Cash Reserves Fund         0.98%             1.73%               0.73%
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Dwight Intermediate        1.10%             1.85%               0.85%
         Fixed Income Fund
         -------------------------------- ----------------- ----------------- --------------------
         Old Mutual Dwight Short Term          0.95%             1.45%               0.70%
         Fixed Income Fund
         -------------------------------- ----------------- ----------------- --------------------

A Fund may reimburse the Adviser for advisory fees waived or expenses paid pursuant to the Expense Limitation Agreement. Reimbursement of advisory fees waived or expenses paid may be made no longer than three fiscal years after the fiscal year in which the fees were waived or the expenses paid, and when: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the expense limitations set forth above (excluding certain other expenses such as brokerage commissions and extraordinary expenses); and (iii) the payment of such reimbursement is approved by the Board. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after December 31, 2008.

For the fiscal years and periods ended March 31, 2004, 2005 and 2006, each of the Funds listed below paid or waived the following advisory fees: [2006 FEES PAID AND WAIVED TO BE ADDED IN SUBSEQUENT POST EFFECTIVE AMENDMENT]

----------------------------- -------------------------------------------------- -------------------------------------------
            FUND                                  FEES PAID                                     FEES WAIVED
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
                                    2004             2005             2006          2004          2005            2006
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Analytic U.S. Long/Short          $457,797          $436,056                $              $0           $0              $
Fund
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Barrow Hanley Value Fund        $9,706,448       $12,301,158                $              $0     $200,489              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Columbus Circle Technology      $2,928,426        $2,421,540                $              $0           $0              $
and Communications Fund
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Emerging Growth Fund            $3,162,988        $1,862,324                $              $0           $0              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Focused Fund                      $230,186          $166,777                $          $9,980      $27,609              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Growth Fund                    $11,039,037        $7,166,504                $              $0           $0              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Heitman REIT Fund                 $948,950        $1,252,260                $              $0           $0              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Large Cap Fund                  $1,859,304        $1,073,971                $              $0           $0              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Large Cap Growth Fund           $1,455,512        $1,273,146                $              $0           $0              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Large Cap Growth                $1,948,483        $1,644,771                $              $0           $0              $
Concentrated Fund
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Mid-Cap Fund                    $3,568,814        $3,822,260                $              $0           $0              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Select Growth Fund              $2,163,529        $1,716,740                $              $0           $0              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Small Cap Fund                  $1,161,593          $759,352                $         $55,608      $82,387              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Strategic Small Company Fund      $804,981          $571,587                $         $76,813      $63,505              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
TS&W Small Cap Value Fund         $146,576          $603,919                $         $33,491      $22,037              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Cash Reserves Fund                $219,320          $143,934                $              $0           $0              $
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Dwight Intermediate Fixed          $15,357           $27,787                $         $57,863      $83,513              $
Income Fund
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Dwight Short Term Fixed         $8,162,071        $5,559,733                $      $3,882,707   $3,428,559              $
Income
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------

THE SUB-ADVISERS

Effective January 1, 2006, the Adviser appointed the following Sub-Advisers to provide sub-advisory or co-sub-advisory services to the Funds pursuant to sub-advisory agreements between the Adviser and each Sub-Adviser ("Sub-Advisory Agreements").

                     SUB-ADVISER                                                 FUNDS
     -------------------------------------------------------------------------------------------------------------------
     Analytic Investors, Inc.                    Old Mutual Analytic U.S. Long/Short Fund
     -------------------------------------------------------------------------------------------------------------------
     Barrow, Hanley, Mewhinney & Strauss         Old Mutual Barrow Hanley Value Fund
     -------------------------------------------------------------------------------------------------------------------
     CastleArk Management, LLC                   Old Mutual Large Cap Growth Fund
                                                 Old Mutual Large Cap Growth Concentrated Fund
                                                 Old Mutual Select Growth Fund
     -------------------------------------------------------------------------------------------------------------------
     Columbus Circle Investors                   Old Mutual Columbus Circle Technology and Communications Fund
     -------------------------------------------------------------------------------------------------------------------
     Copper Rock Capital Partners, LLC           Old Mutual Emerging Growth Fund
                                                 Old Mutual Strategic Small Company Fund
     -------------------------------------------------------------------------------------------------------------------
     Dwight Asset Management, Inc.               Old Mutual Dwight Intermediate Fixed Income Fund
                                                 Old Mutual Dwight Short Term Fixed Income Fund
     -------------------------------------------------------------------------------------------------------------------
     Eagle Asset Management, Inc.                Old Mutual Small Cap Fund
                                                 Old Mutual Strategic Small Company Fund
     -------------------------------------------------------------------------------------------------------------------
     Heitman Real Estate Securities, LLC         Old Mutual Heitman REIT Fund
     -------------------------------------------------------------------------------------------------------------------
     Munder Capital Management                   Old Mutual Growth Fund
     -------------------------------------------------------------------------------------------------------------------
     Liberty Ridge Capital, Inc.                 Old Mutual Focused Fund
                                                 Old Mutual Large Cap Fund
                                                 Old Mutual Mid-Cap Fund
                                                 Old Mutual Small Cap Fund
                                                 Old Mutual Strategic Small Company Fund
     -------------------------------------------------------------------------------------------------------------------
     Thompson, Siegel & Walmsley, Inc.           Old Mutual TS&W Small Cap Value Fund
     -------------------------------------------------------------------------------------------------------------------
     Turner Investment Partners                  Old Mutual Growth Fund
                                                 Old Mutual Large Cap Growth Fund
                                                 Old Mutual Large Cap Growth Concentrated Fund
                                                 Old Mutual Select Growth Fund
     -------------------------------------------------------------------------------------------------------------------
     Wellington Management Company, LLP          Old Mutual Cash Reserves Fund

Prior to January 1, 2006, Liberty Ridge served as the investment adviser to the Old Mutual Columbus Circle Technology and Communications, Old Mutual Emerging Growth, Old Mutual Focused, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Select Growth, Old Mutual Small Cap and Old Mutual Strategic Small Company Funds. Liberty Ridge, Analytic Investors, Inc. ("Analytic"), Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"), Copper Rock Capital Partners, LLC ("Copper Rock"), Dwight Asset Management Company ("Dwight"), Heitman Real Estate Securities, LLC ("Heitman"), and Thompson, Siegel & Walmsley, Inc. ("TS&W") are affiliates of the Adviser and indirect subsidiaries of Old Mutual.

The Sub-Advisory Agreements obligate each Sub-Adviser to: (i) manage the investment operations of and the composition of each of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with each Fund's investment objectives, policies and limitations;
(ii) provide supervision of each Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by each Fund and what portion of the assets will be invested or held uninvested in cash in accordance with each Fund's investment objectives, policies and limitations;
(iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund's registration statement and Prospectus or as the Board or the Adviser may direct from time to time, in conformity with Federal securities laws; (iv) act in conformity with the Prospectus and the instructions of the Adviser and the Board and comply with the requirements of the 1940 Act and applicable law. The Sub-Advisory Agreements provide certain limitations on each Sub-Adviser's liability, but also provides that each Sub-Adviser shall not be protected against any liability to the Funds or their shareholders by reason of such Sub-Adviser's willful misfeasance, bad faith or gross negligence the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreements also include the following obligations: (i) make portfolio managers or other personnel available to discuss the affairs of the Funds with the Board; (ii) assist in the fair valuation of securities; (iii) provide compliance reports to the Adviser and/or the Trust; (iv) vote proxies received in accordance with applicable proxy voting policies; (v) adopt a code of ethics and provide a copy to the Trust; (vi) review draft reports to shareholders and other documents and provide comments on a timely basis; and
(vii) perform other duties in connection with its sub-advisory activities. The Sub-Advisory Agreements also prohibit the Sub-Advisers from consulting with (i) other sub-advisers to the Fund, (ii) other sub-advisers to a Trust fund, and
(iii) other sub-advisers to a fund under common control with the Fund.

The Sub-Advisory Agreements may be terminated: (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees or by the vote of a majority of the outstanding voting securities of the Trust; (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties; or (iii) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. Each Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser is entitled to receive from Old Mutual Capital a sub-advisory fee, based on average daily net assets of the Fund or Funds sub-advised by the Sub-Adviser, at the rates set forth in the following table. Fee breakpoints for each Fund are set forth in the table below. For assets between $0 and $300 million, sub-advisory fees will be charged at their base level. Once assets of any Fund (other than the Old Mutual Growth Fund and Old Mutual Cash Reserves Fund) exceed $300 million, the advisory fees will be reduced by 0.05% from their base levels. Further fee breakpoints are triggered when a Fund's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level advisory fees are reduced by an additional 0.05%, for a possible 0.30% total fee reduction.


          FUND                                    SUB-ADVISORY FEE BREAKPOINT ASSET THRESHOLDS
          ----                                    --------------------------------------------
                                             $300         $500                       $1.0         $1.5
                             $0 TO LESS   MILLION TO   MILLION TO  $750 MILLION   BILLION TO   BILLION TO      $2.0
                             THAN $300    LESS THAN    LESS THAN   TO LESS THAN   LESS THAN    LESS THAN    BILLION OR
                              MILLION    $500 MILLION $750 MILLION $1.0 BILLION  $1.5 BILLION $2.0 BILLION   GREATER
Analytic U.S. Long/Short       0.45%        0.40%        0.35%         0.30%        0.25%        0.20%        0.15%
Fund

Barrow Hanley Value Fund       0.65%        0.60%        0.55%         0.50%        0.45%        0.40%        0.35%

Columbus Circle Technology     0.55%        0.50%        0.45%         0.40%        0.35%        0.30%        0.25%
and Communications Fund

Emerging Growth Fund           0.60%        0.55%        0.50%         0.45%        0.40%        0.35%        0.30%

Focused Fund                   0.40%        0.35%        0.30%         0.25%        0.20%        0.15%        0.10%

Heitman REIT Fund              0.55%        0.50%        0.45%         0.40%        0.35%        0.30%        0.25%

Large Cap Fund                 0.40%        0.35%        0.30%         0.25%        0.20%        0.15%        0.10%

Large Cap Growth Fund          0.50%        0.45%        0.40%         0.35%        0.30%        0.25%        0.20%

Large Cap Growth               0.55%        0.50%        0.45%         0.40%        0.35%        0.30%        0.25%
Concentrated Fund

Mid-Cap Fund                   0.60%        0.55%        0.50%         0.45%        0.40%        0.35%        0.30%

Select Growth Fund             0.55%        0.50%        0.45%         0.40%        0.35%        0.30%        0.25%

Small Cap Fund                 0.65%        0.60%        0.55%         0.50%        0.45%        0.40%        0.35%


          FUND                                    SUB-ADVISORY FEE BREAKPOINT ASSET THRESHOLDS
          ----                                    --------------------------------------------
                                             $300         $500                       $1.0         $1.5
                             $0 TO LESS   MILLION TO   MILLION TO  $750 MILLION   BILLION TO   BILLION TO      $2.0
                             THAN $300    LESS THAN    LESS THAN   TO LESS THAN   LESS THAN    LESS THAN    BILLION OR
                              MILLION    $500 MILLION $750 MILLION $1.0 BILLION  $1.5 BILLION $2.0 BILLION   GREATER
Strategic Small Company        0.60%        0.55%        0.50%         0.45%        0.40%        0.35%        0.30%
Fund

TS&W Small Cap Value Fund      0.75%        0.70%        0.65%         0.60%        0.55%        0.50%        0.45%

Dwight Intermediate Fixed      0.20%        0.175%       0.150%       0.125%        0.100%       0.075%       0.05%
Income Fund

Dwight Short Term Fixed        0.20%        0.175%       0.150%       0.125%        0.100%       0.075%       0.05%
Income


                                          SUB-ADVISORY FEES WITHOUT BREAKPOINTS
                                          -------------------------------------
Growth Fund                                            0.475%
Cash Reserves Fund                                      0.10%

For each Fund, except Old Mutual Growth Fund, the actual fees paid to a Sub-Adviser by the Adviser will be net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each Fund. The Adviser is responsible for 100% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid in respect of the Old Mutual Growth Fund.

PORTFOLIO MANAGERS

Additional information about the portfolio managers' investments in the Fund or Funds they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest can be found in EXHIBIT D to this SAI.

THE DISTRIBUTOR

Old Mutual Investment Partners (the "Distributor") and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Adviser, and an indirect, wholly-owned subsidiary of the Adviser's parent, Old Mutual (US) Holdings, Inc. Prior to July 16, 2004, the Distributor was formerly named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans for the Trust's Class A, Class C shares and the Service Plan for the Trust's Advisor Class shares. The principal business address of the Distributor is 4643 South Ulster Street, Denver, Colorado 80237. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

CLASS A AND C SHARES

The Trust has adopted a Distribution Plan for each of Class A and Class C pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plan are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C, the Trust shall pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of the Class A of Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of the Class A or Class C shares, as set forth in the then current prospectus or this statement of additional information with respect to the Class A and Class C shares and interest and other financing costs. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, no Fund is paying fees pursuant to the Class A Distribution Plan.

Pursuant to the Service Plan for Class A and Class C, the Trust shall pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of each of the Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time.

For the fiscal year ended March 31, 2005, the following amounts were paid to Service Providers pursuant to the Service Plan for the A & C Class shares and Distribution Plan for Class C shares of each of the following Funds:

                                                               SERVICE FEES            DISTRIBUTION FEES
                      FUND                           CLASS A             CLASS C            CLASS C
                      ----                           -------             -------            -------
PBHG Growth                                           $132                $131                  $394
PBHG Emerging Growth                                  $124                $123                  $369
PBHG Large Cap Growth                                 $165                $158                  $474
PBHG Select Growth                                    $131                $130                  $391
PBHG Large Cap Growth Concentrated                    $140                $158                  $474
PBHG Large Cap                                        $138                $137                  $411
PBHG Mid-Cap                                          $565                $262                  $787
PBHG Small Cap                                        $175                $159                  $477
PBHG Focused                                          $149                $148                  $443
PBHG Technology                                       $134                $133                  $398
& Communications
PBHG Strategic Small Company                          $148                $144                  $432
Clipper Focus                                      $12,913             $17,875               $53,624
Analytic Disciplined Equity                           $525                $209                  $626
Dwight Short Term Fixed Income                        $129                $128                  $256
Heitman REIT                                          $158                $491                $1,474
TS&W Small Cap Value                                  $1,086              $1,193               $3,580
Dwight Intermediate Fixed Income                      $135                $168                  $504

Of the service fees the Distributor received, it retained:

                                                              SERVICE FEES             DISTRIBUTION FEES
                      FUND                          CLASS A             CLASS C             CLASS C
                      ----                          -------             -------             -----
PBHG Growth                                           $132                $131                  $394
PBHG Emerging Growth                                  $124                $123                  $369
PBHG Large Cap Growth                                 $140                $158                  $474
PBHG Select Growth                                    $131                $130                  $391
PBHG Large Cap Growth Concentrated                    $140                $158                  $474
PBHG Large Cap                                        $138                $137                  $411
PBHG Mid-Cap                                          $245                $237                  $710
PBHG Small Cap                                         $84                $159                  $477
PBHG Focused                                          $149                $148                  $443
PBHG Technology & Communications                      $134                $133                  $398
PBHG Strategic Small Company                          $144                $144                  $432
Clipper Focus                                       $1,521             $16,317               $49,950
Analytic Disciplined Equity                           $144                $202                  $607
Dwight Short Term Fixed Income                        $129                $128                  $256
Heitman REIT                                          $158                $459                $1,376
TS&W Small Cap Value                                  $417               $1,184               $3,553
Dwight Intermediate Fixed Income                      $135                $157                  $470

From time to time, the Distributor or a company under common control with the Distributor may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2005, the Distributor and companies under common control with the Distributor [did not pay any fees to intermediaries in connection with administrative, record keeping support and/or marketing support services provided to the Trust's Class A and Class C shares.] For the calendar year ended December 31, 2005, the Trust made [no payments to intermediaries in connection with record keeping and support (i.e. sub-transfer agency and other administrative) services provided to the Trust's Class A and Class C Shares.]

CLASS Z AND ADVISOR CLASS SHARES

With respect to Advisor Class, the Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.

No compensation was paid to the Distributor for distribution services for the Advisor Class shares for the fiscal years ended March 31, 2004, 2005 and 2006. The Old Mutual Barrow Hanley Value, Old Mutual Columbus Circle Technology and

Communications, Old Mutual Growth, Old Mutual Heitman REIT, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Small Cap, Old Mutual Strategic Small Company and Old Mutual Dwight Short Term Fixed Income Funds offer Advisor Class shares.

For the fiscal year ended March 31, 2006, the following amounts were paid to service providers pursuant to the Service Plan for the Advisor Class shares of each of the following Funds: [AMOUNTS PAID TO BE ADDED IN SUBSEQUENT POST EFFECTIVE AMENDMENT]

              Barrow Hanley Value Fund                                      $

              Columbus Circle Technology and Communications Fund            $

              Growth Fund                                                   $

              Heitman REIT Fund                                             $

              Large Cap Fund                                                $

              Large Cap Growth Fund                                         $

              Large Cap Growth Concentrated Fund                            $

              Mid-Cap Fund                                                  $

              Small Cap Fund                                                $

              Strategic Small Company Fund                                  $

              Dwight Short Term Fixed Income Fund                           $

Of the service fees the Distributor received, it retained [AMOUNTS RETAINED BY THE DISTRIBUTOR TO BE ADDED IN SUBSEQUENT POST EFFECTIVE AMENDMENT] from the Old Mutual Barrow Hanley Value, Old Mutual Columbus Circle Technology and Communications, Old Mutual Growth, Old Mutual Heitman REIT, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Small Cap, Old Mutual Strategic Small Company and Old Mutual Dwight Short Term Fixed Income Funds, respectively.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through more fees received based on an increase in the net assets of the Trust, which increase in net assets may have resulted in part from the expenditures made by the Distributor, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plan or any other related agreement.

From time to time, the Distributor or a company under common control with the Distributor may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2005, the Distributor and companies under common control with the Distributor paid each of the following intermediaries the specific amounts listed next to their names in connection with the administrative, recordkeeping support and/or marketing support services provided to the Trust's Class Z and Advisor Class shares:

                                  INTERMEDIARY              AMOUNT PAID BY DISTRIBUTOR
                                  ------------              --------------------------
                                    Fidelity                        $910,931.72
                                 Fidelity Inst                      $185,810.50
                                  FT-Datalynx                        $5,506.90
                                  FT-Trustlynx                       $4,615.07
                                     Fiserv                          $9,086.06
                                      IMS                           $37,909.52
                                      JPM                             $52.66
                                      LPL                            $7,757.44
                                    Merrill                         $11,081.33
                                  Morningstar                       $18,438.39
                                 Natl Deferred                        $24.99
                                 Natl Investors                     $42,620.07
                                    Pershing                        $96,336.74
                                     Schwab                        $1,248,810.90
                                  Terre Haute                        $1,925.46
                                      AMEX                            $213.65
                                      AUL                           $84,089.39
                                      AST                            $2,915.75
                                  Benefit Plan                        $66.31
                                CitiStreet - SB                      $3,659.66
                                CitiStreet - SS                      $2,493.47
                                    Edgewood                        $18,444.12
                                   Expertplan                         $119.06
                                  Gen American                       $2,372.47
                                   Great West                        $7,584.67
                                    Guardian                         $3,102.07
                                      Hand                            $99.92
                                     Hewitt                         $123,638.47
                                   Invesmart                          $493.27
                                Legg Networking                        $5.64
                                    Metlife                          $4,954.39
                                     Mercer                          $5,236.69
                                  MidAtlantic                       $19,669.93
                                   Nationwide                         $825.73
                                     NYLIM                          $17,856.50
                                    Pershing                         $6,064.69

                                  INTERMEDIARY              AMOUNT PAID BY DISTRIBUTOR
                                  ------------              --------------------------
                                   Prudential                        $5,276.21
                                 Pru Retirement                     $11,093.79
                                 Raymond James                      $10,464.56
                                  Smith Barney                      $32,204.06
                                    Sunguard                        $18,267.77
                                   Travelers                          $224.38
                                     T Rowe                         $53,293.87
                                      UBS                            $2,187.75
                                    Vanguard                          $318.72
                                  Wells Fargo                        $8,961.21
                                     Wystar                           $235.77

For the calendar year ended December 31, 2005, the Trust paid each of the following intermediaries the specific amounts listed next to their names in connection with recordkeeping support (e.g., sub-transfer agency and other administrative services) provided to the Trust's Class Z and Advisor Class shares:

                                   INTERMEDIARY                  AMOUNT PAID BY TRUST
                                   ------------                  --------------------
                                     Fidelity                       $2,147,137.57
                                   Fidelity Inst                     $386,721.75
                                    FT-Datalynx                       $15,480.36
                                   FT-Trustlynx                       $13,845.20
                                      Fiserv                          $9,574.73
                                        IMS                           $96,863.84
                                        JPM                            $124.53
                                        LPL                           $23,272.32
                                      Merrill                         $31,861.35
                                    Morningstar                       $55,315.16
                                   Natl Deferred                        $74.96
                                  Natl Investors                     $122,208.97
                                     Pershing                        $263,961.18
                                      Schwab                        $2,234,492.90
                                    Terre Haute                       $5,139.59
                                       AMEX                            $534.16
                                        AUL                          $139,473.57
                                        AST                           $7,316.49
                                   Benefit Plan                        $198.93
                                  CitiStreet - SB                     $2,469.69

                                   INTERMEDIARY                  AMOUNT PAID BY TRUST
                                   ------------                  --------------------
                                  CitiStreet - SS                     $5,858.97
                                     Edgewood                         $50,542.43
                                    Expertplan                         $221.20
                                   Gen American                       $7,117.42
                                    Great West                        $15,001.86
                                     Guardian                         $9,306.22
                                       Hand                            $263.78
                                      Hewitt                         $316,259.53
                                     Invesmart                        $1,193.73
                                  Legg Networking                       $16.89
                                      Metlife                         $14,863.18
                                      Mercer                          $12,986.53
                                    MidAtlantic                       $54,215.06
                                    Nationwide                        $2,477.19
                                       NYLIM                          $12,086.62
                                    Prudential                        $15,748.77
                                  Pru Retirement                      $28,681.02
                                   Raymond James                       $528.19
                                   Smith Barney                       $45,328.70
                                     Sunguard                         $12,893.93
                                     Travelers                         $673.13
                                      T Rowe                          $79,750.26
                                        UBS                           $6,563.25
                                     Vanguard                          $431.34
                                    Wells Fargo                       $23,477.46
                                      Wystar                           $707.30

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

THE ADMINISTRATOR

On January 28, 2001, the Trust and Old Mutual Fund Services entered into an Administrative Services Agreement (the "Administrative Agreement") pursuant to which Old Mutual Fund Services was to oversee the administration of the Trust's, and each Fund's, business and affairs, including regulatory reporting, office space, equipment, personnel and facilities requirements, as well as services performed by various third parties. Effective December 31, 2005, Old Mutual Fund Services assigned its rights and obligations under the Administrative Agreement to the Adviser, and effective [DATE TO BE INSERTED IN SUBSEQUENT POST EFFECTIVE AMENDMENT], 2006, shareholders approved the Advisory Agreement that provides for the Adviser to oversee the administration of the Trust's, and each Fund's, business and affairs. As a result, the Adviser is responsible for providing the administrative services that were previously provided to the Trust by Old Mutual

Fund Services. The Adviser's fee for providing such administrative services is included in the Advisory Fee pursuant to the Advisory Agreement.

For the fiscal years and periods ended March 31, 2004, 2005, and 2006, each of the Funds listed below paid the following administration fees: [FEES PAID FOR 2006 WILL BE INSERTED IN SUBSEQUENT POST EFFECTIVE AMENDMENT]

             FUND                                FEES PAID                                   FEES WAIVED
                                     2004           2005           2006*           2004           2005          2006*
Analytic U.S. Long/Short Fund        $98,099       $85,214                          $0              $0

Barrow Hanley Value Fund          $1,455,967    $1,669,188                          $0              $0
Columbus Circle Technology          $516,781      $389,968                          $0              $0
and Communications Fund

Emerging Growth Fund                $558,174      $300,433                          $0              $0

Focused Fund                         $40,621       $28,870                          $0              $0

Growth Fund                       $1,948,065    $1,156,382                          $0              $0

Heitman REIT Fund                   $167,462      $198,476                          $0              $0

Large Cap Fund                      $429,070      $228,059                          $0              $0

Large Cap Growth Fund               $291,102      $232,217                          $0              $0
Large Cap Growth Concentrated       $343,850      $265,394                          $0              $0
Fund

Mid-Cap Fund                        $629,791      $611,416                          $0              $0

Select Growth Fund                  $381,799      $276,842                          $0              $0

Small Cap Fund                      $174,239      $105,280                          $0              $0

Strategic Small Company Fund        $120,747       $81,904                          $0              $0

TS&W Small Cap Value Fund            $21,986       $79,314                           *              $0

Cash Reserves Fund                  $109,660       $65,746                          $0              $0

Dwight Intermediate Fixed             $5,759        $9,442                          **              $0
Income Fund

Dwight Short Term Fixed           $2,040,518    $1,431,570                          $0              $0
Income

----------
* Reflects fees paid under the Administration Agreement through December 31, 2005; after that date, the management fee payable by the Funds includes both advisory and administrative services.

**   Not in operation during the period.

THE SUB-ADMINISTRATOR

On January 28, 2001, Old Mutual Fund Services and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"). The Sub-Administrative Agreement was amended on May 28, 2004, pursuant to which the Sub-Administrator agreed to assist Old Mutual Fund Services in connection with the administration of the business and affairs of the Trust. On January 1, 2006, the Sub-Administrative Agreement was assigned to the Adviser in connection with the assignment of the Administrative Agreement.

SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator is as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania, 19456.

Under the Sub-Administrative Agreement, the Adviser pays the Sub-Administrator the greater of the following fees: (1) annual rates, based on the combined average daily net assets of the Trust, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (the "Old Mutual Fund Family"), of (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion; or (2) a minimum fee, based on the aggregate number of funds in the Old Mutual Fund Family, of (i) when the aggregate number of funds is equal to or greater than 15 single manager funds and 4 multi-manager funds with up to 15 managers, $50,000 per fund and an additional $2,000 for each manager over 15 in the multi-manager funds, (ii) when the aggregate number of funds is between 11 and 14 single manager funds and 4 multi-manager funds with up to 15 managers, $55,000 per fund and an additional $2,000 for each manager over 15 in the multi-manager funds, or (iii) when the aggregate is less than 11 single manager funds and any number of multi-manager funds with any number of managers, $60,000 per fund and an additional $2,000 for each manager in the multi-manager funds. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

For the fiscal years ended March 31, 2004, 2005, and 2006,, Old Mutual Fund Services and the Adviser paid the Sub-Administrator the following sub-administration fees: [FEES PAID AND WAIVED FOR 2006 WILL BE INSERTED IN SUBSEQUENT POST EFFECTIVE AMENDMENT]

           FUND                                  FEES PAID                                     FEES WAIVED
                                  2004             2005              2006            2004         2005         2006
Analytic U.S. Long/Short         $12,081         $13,908                $                  $0           $0          $
Fund

Barrow Hanley Value Fund        $178,747        $276,243                $                  $0           $0          $

Columbus Circle                  $63,513         $63,035                $                  $0           $0          $

Technology and
Communications Fund

Emerging Growth Fund             $67,714         $48,428                $                  $0           $0          $

Focused Fund                      $5,009          $4,703                $                  $0           $0          $

Growth Fund                     $239,890        $186,698                $                  $0           $0          $

Heitman REIT Fund                $20,590         $33,093                $                  $0           $0          $

Large Cap Fund                   $53,120         $36,521                $                  $0           $0          $

Large Cap Growth Fund            $35,941         $37,733                $                  $0           $0          $

Large Cap Growth                 $42,431         $42,883                $                  $0           $0          $
Concentrated Fund

Mid-Cap Fund                     $77,293        $100,476                $                  $0           $0          $

Select Growth Fund               $47,045         $44,752                $                  $0           $0          $

Small Cap Fund                   $21,476         $16,795                $                  $0           $0          $

Strategic Small Company          $14,788         $13,233                $                  $0           $0          $
Fund

TS&W Small Cap Value Fund         $2,613         $13,813                $                  $0           $0          $

Cash Reserves Fund               $13,661         $10,662                $                  $0           $0          $

Dwight Intermediate Fixed           $684          $1,558                $                  $0           $0          $
Income Fund

Dwight Short Term Fixed         $251,592        $221,824                $                  $0           $0          $
Income

OTHER SERVICE PROVIDERS

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. Old Mutual Fund Services serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. Old Mutual Fund Services also performs development and maintenance services on the web site that references the Trust and the Funds. Old Mutual Shareholder Services, Inc. ("Old Mutual Shareholder Services"), an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Adviser's parent, Old Mutual (US) Holdings, Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement with Old Mutual Fund Services.. The principal place of business of Old Mutual Shareholder Services is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services ("Third-Party Services") relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust's Transfer Agent or Shareholder Servicing Agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specific asset-based charge per year on the Trust assets subject to such Third-Party Services. Please refer to the section entitled "The Distributor" of this SAI for the amount of payments by the Trust to specific intermediaries.

CUSTODIAN

U.S. Bank, N.A. (formerly known as Wachovia Bank, N.A.) (the "Custodian"), located at 123 South Broad Street, PA-1249, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. [ACCOUNTANT WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT] serves as the independent registered public accounting firm of the Trust.

--------------------------------------------------------------------------------
                             5% AND 25% SHAREHOLDERS
--------------------------------------------------------------------------------

As of May 15, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

  [5% AND 25% SHAREHOLDERS TO BE ADDED IN SUBSEQUENT POST EFFECTIVE AMENDMENT]

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The Adviser and each Sub-Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser and Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser and Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser and Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution or other services that benefit the Fund. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser and Sub-Advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services; and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser and Sub-Advisers normally expect to select primary market makers. The Adviser and Sub-Advisers will not direct brokerage to a broker-dealer as compensation for the sale of Fund shares.

The Adviser and Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide. These research services may include advice, either directly or through publications or writings, relating to: (1) the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) analyses and reports concerning issuers, securities or industries; (3) information on economic factors and trends; (4) portfolio strategy; (5) computer software used in security analyses; and (6) portfolio performance evaluation and technical market analyses. Information so received by the Adviser and Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser and Sub-Advisers under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser and Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

The Adviser or Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly. The Adviser's trade allocation policy and procedures have been designed to ensure that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably. The trade allocation policy and procedures also seek to ensure reasonable efficiency in executing client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to their investment style and client base.

The Funds may request that the Adviser or Sub-Advisers direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser or Sub-Advisers attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser and Sub-Advisers attempt to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund's generated brokerage commissions, the Adviser and Sub-Advisers may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser and Sub-Advisers. In cases where the Funds have instructed the Adviser and Sub-Advisers to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that do not impose such restrictions.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's, or the Trust's, expenses. The Trustees, including those who are not interested persons of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Adviser and Sub-Advisers are not permitted to compensate a broker-dealer for selling Fund shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. Nonetheless, the fact that a broker-dealer sells Fund shares does not prohibit an Adviser or Sub-Adviser from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, Old Mutual Capital has adopted, and the Board has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Fund's portfolio securities transactions from taking into account the brokers' and dealers' promotion or sale of Fund shares or shares of any other registered investment company and (2) the Trust, its investment adviser and its principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions or other remuneration to a broker or dealer as compensation for the promotion or sale of Fund shares or shares of any other registered investment company.

The Board, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Board reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's, and Distributor's Codes of Ethics during the previous year.

For the fiscal year periods ended March 31, 2004, 2005, and 2006, each of the Funds listed below paid brokerage fees noted in the table below. .

                     FUND                                      TOTAL AMOUNT OF BROKERAGE COMMISSIONS PAID

                                                        2004                              2005            2006
                                                        ----                              ----            ----
Analytic U.S. Long/Short Fund                        $206,942                          $81,525                    $
Barrow Hanley Value Fund                           $1,071,396                         $528,994                    $
Columbus Circle Technology and Communications      $2,343,946                       $1,158,133                    $
Fund
Emerging Growth Fund                               $1,527,305                         $829,635                    $
Focused Fund                                         $278,749                         $175,233                    $
Growth Fund                                        $6,647,418                       $1,479,178                    $
Heitman REIT Fund                                    $345,520                         $342,399                    $
Large Cap Fund                                     $2,395,600                         $858,465                    $
Large Cap Growth Fund                                $423,406                         $213,097                    $
Large Cap Growth Concentrated Fund                   $469,954                         $267,826                    $
Mid-Cap Fund                                       $2,353,508                       $2,189,398                    $
Select Growth Fund                                 $1,409,216                         $844,130                    $
Small Cap Fund                                       $777,268                         $550,717                    $
Strategic Small Company Fund                         $393,440                         $278,385                    $
TS&W Small Cap Value Fund                             $30,521                         $151,733                    $
Cash Reserves Fund                                         $0                               $0                    $
Dwight Intermediate Fixed Income Fund                    $600                             $495                    $
Dwight Short Term Fixed Income                             $0                         $134,652                    $

--------------------------------------------------------------------------------
                                  PROXY VOTING
--------------------------------------------------------------------------------

The Board has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this SAI as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Funds' investments. The Guidelines generally assign proxy voting responsibilities for each Fund to the Sub-Adviser(s) responsible for the management of such Fund. If a Sub-Adviser to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that Sub-Adviser will be required to follow the Trust's Guidelines. Attached as Exhibit B to this SAI are the proxy voting policies for the Adviser and the Sub-Advisers.


--------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios and additional classes of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

VOTING RIGHTS, SHAREHOLDER LIABILITY AND TRUSTEE LIABILITY

Each share held entitles a shareholder to one vote for each dollar of NAV of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees. The Trust Agreement provides that the Trustees shall hold office during the existence of the Trust, except as follows:
(a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his or her death.


Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.


The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTIONS OF SHARES
--------------------------------------------------------------------------------

Purchases and redemptions may be made on any day on which the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES OF CLASS A AND C

You may purchase Class A and Class C shares of each Fund through certain brokers, dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's public offering price. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

INITIAL SALES CHARGES - CLASS A SHARES

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of the Funds' shares. Each Fund (except Cash Reserves Fund) is grouped into one of the following three categories to determine the applicable initial sales charge for its Class A shares:

EQUITY FUNDS. Class A shares of the Equity Funds are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

                              INVESTOR'S INITIAL SALES CHARGE

   AMOUNT OF INVESTMENT IN      AS A PERCENTAGE OF THE    AS A PERCENTAGE OF THE          DEALER COMMISSION AS A
      SINGLE TRANSACTION         PUBLIC OFFERING PRICE     NET AMOUNT INVESTED       PERCENTAGE OF THE OFFERING PRICE
   -----------------------      ----------------------    ----------------------     --------------------------------
Less than $100,000                        5.75%                     6.10%                          5.00%

$100,000 but less than                    4.50%                     4.71%                          3.75%
$250,000

$250,000 but less than                    3.25%                     3.36%                          2.75%
$500,000

$500,000 but less than                    2.00%                     2.04%                          1.75%
$1,000,000

$1,000,000 and over                       0%                        0%                             0%

FIXED INCOME FUNDS. Class A shares of the Fixed Income Funds (other than Cash Reserves Fund) are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million.

                              INVESTOR'S INITIAL SALES CHARGE

   AMOUNT OF INVESTMENT IN      AS A PERCENTAGE OF THE    AS A PERCENTAGE OF THE          DEALER COMMISSION AS A
      SINGLE TRANSACTION         PUBLIC OFFERING PRICE     NET AMOUNT INVESTED       PERCENTAGE OF THE OFFERING PRICE
   -----------------------      ----------------------    ----------------------     --------------------------------
Less than $100,000                        4.75%                     4.99%                          4.25%

$100,000 but less than                    3.50%                     3.63%                          3.00%
$250,000

$250,000 but less than                    2.50%                     2.56%                          2.00%
$500,000

$500,000 but less than                    2.00%                     2.04%                          1.75%
$1,000,000

$1,000,000 and over                       0%                        0%                             0%

Old Mutual Cash Reserves Fund is not subject to an initial sales charge.

LARGE PURCHASES OF CLASS A SHARES

Investors who purchase $1,000,000 or more of Class A shares of any Fund do not pay an initial sales charge. However, such purchase may be subject to a 1% contingent deferred sales charge ("CDSC") if the investor redeems those shares within one year after purchase, as described in the Funds' prospectuses.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS OF INITIAL SALES CHARGES

The prospectus describes certain programs offered by the Funds to reduce initial sales charges for certain eligible investors. The following information supplements descriptions in the prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs. For purposes of determining the availability of reduced sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

LETTERS OF INTENT

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms your intention as to the total investment to be made in Class A shares of the Funds (except for Class A shares of the Cash Reserves
Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of a Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Choosing a Share Class" in the Funds' prospectus. It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" (below) if you advise the Trust of all other accounts at the time of your investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Fund's transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the transfer agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor. If at any time before completing the LOI program you request the transfer agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the Funds (except for Class A shares of the Old Mutual Cash Reserves Fund). To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of the Funds (except for Class A shares of the Old Mutual Cash Reserves Fund) that you own, calculated at their then current public offering price. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if you already own qualifying shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in a Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made. In addition, the Trust may request account statements if it is unable to verify your account information.

CONCURRENT PURCHASES

You may combine purchases of all classes of shares of two or more Funds in the Trust to qualify for a reduced initial sales charge according to the initial sales charge schedule set forth in the Prospectus. Shares of Old Mutual Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of Old Mutual Cash Reserves Fund are excluded.

REINSTATEMENT PRIVILEGE

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Fund (except Class A or Class C shares of the Old Mutual Cash Reserves Fund) at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. You must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Each Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each Fund.

If you are assessed a contingent deferred sales charge in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares of any Fund within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

PAYMENTS TO DEALERS

Purchases of Class A Shares over $1,000,000. The Distributor may make the following payments to selected dealers of record of purchases of Class A shares totaling over $1,000,000:

                  1% on amounts to $5 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

The Distributor may pay asset based sales commissions to dealers and institutions who sell Class C shares of a Fund at the time of such sale. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class C Distribution Plan and Service Plan. See "The Distributor."

PURCHASES OF CLASS C SHARES

Class C shares of each Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within twelve months.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

MINIMUM INVESTMENTS

The minimum initial investment in each Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25. Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received from your broker, dealer or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. The price per share you will pay to invest in a Fund is its public offering price next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

CLASS A AND C SHARES

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution. Your broker-dealer or financial institution may charge you a fee for this service. The redemption price of Class A shares and Class C shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. The contingent deferred sales charge may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds. Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective less any applicable deferred sales charge. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCS APPLICABLE TO REDEMPTION OF CLASS A SHARES

A CDSC applies to purchases of $1 million or more of Class A shares of each Fund that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased. CDSC EXCEPTION FOR LARGE PURCHASES OF CLASS A SHARES

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

     o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

     o on purchases made in connection with the reinvestment of dividends and distributions from a Fund;

     o on exchanges of shares of certain other Funds (see "Purchases, Redemptions and Pricing of Shares - Exchange Privileges");

     o on purchases subject to the reinstatement privilege (see "Purchases, Redemptions and Pricing of Shares - Class A Purchasers Eligible for Reductions of Initial Sales Charges"); or

     o on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.

CDSC APPLICABLE TO REDEMPTIONS OF CLASS C SHARES

Class C shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the contingent deferred sales charge of 1% if the shares are redeemed in the first year of purchase. No contingent deferred sales charge will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased, (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares, or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares.

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

The CDSC on Class C shares may be waived in certain circumstances, as described in the Funds' prospectuses.

CDSC EXCEPTIONS FOR PURCHASES OF CLASS C SHARES

The CDSC on Class C shares may be waived:

     o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     o upon the death or post-purchase disability of the shareholder or plan participant;

     o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

     o on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder's investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan;

     o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.


CLASS Z AND ADVISOR CLASS SHARES


You may purchase Class Z and Advisor Class shares of each Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell shares of the Funds. Such financial institutions may charge a fee for this service in addition to the Fund's NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

With respect to Class Z and Advisor Class shares, you may place orders by mail, wire, Automatic Clearing House ("ACH"), or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.


The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.


Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the Sub-Advisers and their affiliated companies). In such event, the Board would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

MINIMUM INVESTMENT

For Class Z and Advisor Class shares, the minimum investment is as follows:

                                                                        INITIAL                ADDITIONAL
                                                                        -------                ----------
       Regular Accounts                                                  $2,500                no minimum
       Uniform Gifts/Transfer To Minor Accounts                           $500                 no minimum
       Traditional IRAs                                                  $2,000                no minimum
       Roth IRAs                                                         $2,000                no minimum
       Coverdell Education Savings Accounts                               $500                 no minimum
       Systematic Investment Plans I ("SIP I") (1)                        $500                    $25
       Systematic Investment Plans II ("SIP II")(2)                    no minimum                 $50

----------

(1) If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2) An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

INITIAL PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to Old Mutual Advisor Funds II for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to Old Mutual Advisor Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to Old Mutual Advisor Funds II or a Fund, for initial or subsequent investments.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern Time for the Cash Reserves Fund, and 4:00 p.m. Eastern Time for all other Funds to be effective on that day. In addition, an original Account Application should be promptly forwarded to: Old Mutual Advisor Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Fund, your name, your social security number or tax id number and your assigned account number].

INITIAL PURCHASE BY ACH

If you have made this election, shares of each Fund may be purchased via ACH. Investors purchasing via ACH should complete the bank information section on the

Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASES)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. The minimum telephone purchase is $1,000, and the maximum is five times the NAV of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 2:00 p.m. Eastern Time for the Cash Reserves Fund, and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. You may purchase shares of each fund directly through the Trust's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund, and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's NAV.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

CLASS Z AND ADVISOR CLASS REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund, and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the NAV per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares. Collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund, and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's NAV per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the NAV of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, Sub-Administrator, Transfer Agent, and/or Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

The Funds charge a redemption/exchange fee on redemptions of most shares held less than 10 calendar days. The Old Mutual Cash Reserves Fund does not charge a redemption/exchange fee. See the Prospectus for details of the redemption/exchange fee.

REDEMPTIONS BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

REDEMPTIONS BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

REDEMPTIONS BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

REDEMPTIONS BY ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (OLD MUTUAL CASH RESERVES FUND ONLY)

Check writing service is offered free of charge to shareholders of the Old Mutual Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

GENERAL INVESTMENT POLICIES

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption and other requests. The Fund requires medallion signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds [TO ]; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds be sent to a new address or an address that has been changed within the past 30 days. Signature guarantees are also required for requests to transfer the registration of shares to another owner, written requests to add telephone exchange and telephone redemption options to an account; and changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. See the prospectus for a list of the types of entities that offer medallion signature guarantees. The Trust does not accept signature guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the same class of other Funds of the Trust currently available to the public. See the "Trading Guidelines" section of the prospectus for limitations on exchanges. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon 60 days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent. The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

INVESTMENT PLANS OFFERED BY THE TRUST

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

         1. Systematic Investment Plan. The SIP is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The SIP enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating NAVs through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's NAV is relatively low and fewer shares being purchased when a Fund's NAV is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a SIP may open an account with a minimum balance of $500. Through the SIP, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

         2. Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

TAX-SHELTERED RETIREMENT ARRANGEMENTS

A variety of retirement plans, including traditional IRAs, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k) plans, SEP-IRAs, self-employed "Keogh" plans, and employer-sponsored retirement plans, such as 401(k), profit-sharing, money purchase pension, 403(b) and 457 plans, may be invested in the Fund.

         1. Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from certain retirement plans. In general, if you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $4,000 per year (during 2005 through 2007) of your earned income in any of the Funds and you also may invest up to $4,000 per year in a spousal IRA if your spouse has no earned income. If you will attain age 50 or older by the end of the year, you may contribute an additional $500 ($1,000 in 2006 and thereafter) to an IRA. The IRA contribution limits may be reduced by your contributions to other arrangements, such as a Roth IRA. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

         2. Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

The current $4,000 annual contribution limit that applies to Traditional and Roth IRAs will increase to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments. In addition, individuals age 50 and over may make an additional $500 catch-up contribution to a Traditional or Roth IRA for 2005. In 2006, the annual catch-up contribution limit will increase to $1,000. The annual maximum IRA contribution must be made before annual catch-up contributions are made.

         3. SIMPLE IRA or SIMPLE 401(k). An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions. "SIMPLE" stands for "Savings Incentive Match Plan for Employees."

         4. SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

         5. 401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

         6. 401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

         7. 403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most tax-exempt organizations and public schools.

         8. 457 Plans. Section 457 plans are deferred compensation plans which may be available to employees of governmental employers, or to certain employees of tax-exempt organizations.

The legal and tax requirements applicable to IRAs and retirement plans are complex, and the information provided herein does not constitute legal or tax advice. Before participating in an IRA or a retirement plan, you should consult with your personal tax advisor.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

         1. Coverdell Education Savings Accounts (ESAS) (formerly known as Education IRAs). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

         2. Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

         3. Custodial and Fiduciary Accounts. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class. Each Fund, other than the Old Mutual Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. NAV per share is determined daily, normally as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) on each Business Day. Each Fund (other than the Old Mutual Cash Reserves Fund) that reaches a certain asset size, will have its NAV per share listed under ____ in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

The NAV per share of the Old Mutual Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. NAV per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the Old Mutual Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Old Mutual Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Old Mutual Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the Old Mutual Cash Reserves Fund and the maintenance of the Fund's NAV at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality ("first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Board. The Board must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Board to establish procedures which are reasonably designed to stabilize theNAV per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current NAV per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Board deems appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Board is required to consider promptly what action, if any, should be initiated. If the Board believes that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Board is required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Board has the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisers regarding specific questions as to federal, state and local income taxes.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) and (for Fund taxable years beginning after October 22, 2004) net income derived from certain qualified publicly traded partnerships (the "Income Requirement");
(ii) at the close of each quarter of the Fund's taxable year, (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (B) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in securities of certain qualified publicly traded partnerships (for Fund taxable years beginning after October 22, 2004) ((A) and (B) collectively, the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

Income derived from a partnership or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the RIC in the same manner as realized by the partnership or trust. As a consequence of this rule and the one described above relating to certain qualified publicly traded partnerships, income derived from all publicly traded partnerships will satisfy the Income Requirement in Fund taxable years beginning after October 22, 2004. Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income for purposes of the Income Requirement.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other non-corporate shareholders and be eligible for the dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other non-corporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require as a condition for exemption that a certain minimum percentage of an investment company's income be derived directly from interest that is exempt from state tax. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last Business Day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. As a consequence of the enactment of the American Jobs Creation Act of 2004, a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. For this purpose, effective for taxable years of the Old Mutual Heitman REIT Fund beginning after December 31, 2004 and before January 1, 2008, the portion (if any) of a capital gain dividend or short-term capital gain dividend received by a foreign shareholder that is attributable to gain from the sale or exchange of an interest in a REIT in which foreign persons have, at any time during the five-year period ending on the date of the sale or exchange, held 50% or more of the total value of the REIT's stock will be treated as income effectively connected with a U.S. trade or business and will be subject to income. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of foreign shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on ______, 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisers as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

--------------------------------------------------------------------------------
                             PERFORMANCE ADVERTISING
--------------------------------------------------------------------------------

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Old Mutual Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30 day period over one year and is shown as a percentage of the investment.

The performance shown for the Advisor Class of each Fund (other than the Old Mutual Growth Fund) is based on hypothetical performance using the actual performance and expenses of the Class Z, for the periods prior to the inception of the Advisor Class, adjusted to reflect the additional 0.25% service fee payable by the Advisor Class. The Funds' Advisor Class shares and Class Z shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses.

                              FINANCIAL STATEMENTS

[ACCOUNTANT TO BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT] located at [ADDRESS TO BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT], serves as the independent registered public accounting firm for the Trust. [ACCOUNTANT] provides audit services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2006 and the report of the independent registered public accounting firm for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2006. The Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this SAI.

The financial statements in the Trust's Annual Report noted above for each Fund have been audited by [ACCOUNTANT] and are incorporated by reference into the SAI in reliance on the report of [ACCOUNTANT], independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.


The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification codes maintained by Bloomberg L.P.

                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

PREFERRED STOCK RATINGS
-----------------------


aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-)           Moody's applies numerical modifiers 1, 2, and 3
                                in each rating classifications "aa through "bb."
                                The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally


Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...)                      (This rating applies only to U.S. Tax-Exempt
                                Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches.
                                Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Short-Term Prime Rating System - Taxable Debt & Deposits Globally


Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o   Leading market positions in well-established industries.

            o   High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES

Long-Term Issue Credit Ratings


Issue credit ratings are based, in varying degrees, on the following considerations:

    (i) Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


    (ii)  Nature of and provisions of the obligation; and

    (iii) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                Obligations rated `BB', `B', `CCC' , `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D                               An obligation rated `D' is in payment default.
                                The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):          The ratings from `AA' to `CCC' may be modified
                                by the addition of a plus or minus sign to show relative standing within the major rating categories.


Short-Term Issue Credit Ratings


A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings

INVESTMENT GRADE


AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
SPECULATIVE GRADE


BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings


F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F'. Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

                                    EXHIBIT A

                           OLD MUTUAL ADVISOR FUNDS II
                        OLD MUTUAL INSURANCE SERIES FUND

                             PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the Old Mutual Advisor Funds II and the Old Mutual Insurance Series Fund (collectively, "the Trust") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). The Trust recognizes that proxies have an economic value and in voting proxies, the Trust seeks to maximize the value of our investments and our shareholders' assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio's investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, the Trust generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective Trust portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a fund of the Trust that invests in voting securities. If an investment adviser to a fund of the Trust who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow these Guidelines.

                  DISCLOSURE OF GENERAL PROXY VOTING GUIDELINES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds' assets.

The Trust's Guidelines as they relate to certain common proxy proposals are summarized below along with the Trust's usual voting practice. As previously noted, an adviser or sub-adviser to the Trust will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

BOARD OF DIRECTORS

     o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

     o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; and (7) require two candidates per board seat.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.


                                    EXH-A-1

APPROVAL OF INDEPENDENT AUDITORS

     o We generally vote FOR proposals seeking to ratify the selection of auditors.

     o We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

SHAREHOLDER RIGHTS

     o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

     o We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to that eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

     o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals;
         (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

CORPORATE GOVERNANCE

     o We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

     o We will evaluate on a case-by-case basis proposals requesting a change in a company's state of incorporation.

CAPITAL STRUCTURE

     o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies



                                    EXH-A-2
         the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

     o We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan;
         (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; and (10) regarding recapitalizations.

EXECUTIVE AND DIRECTOR COMPENSATION

     o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; and (8) asking the company to expense stock options (9) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; and (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

     o We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws and (9) by shareholders regarding all other executive and director pay issues.

MERGERS AND CORPORATE RESTRUCTURINGS

     o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.


                                    EXH-A-3

     o We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

     o We generally vote FOR PROPOSALS: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; and
         (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

     o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GE ingredients; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources;
         (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; and (16) requesting a company to increase the diversity of the board.

OTHER SITUATIONS

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Trust and its shareholders.

                              CONFLICTS OF INTEREST

The Trust recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to



                                    EXH-A-4
securities held in the Trust, the Trusts themselves will not have a conflict of interest with fund shareholders in the voting of proxies. The Trust expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Trust and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

                DISCLOSURE OF PROXY VOTING GUIDELINES AND RECORD

The Trust will fully comply with all applicable disclosure obligations under the Rule. These include the following:

     o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. the Trust website, SEC web site, and toll free phone number).

     o Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

     o Disclosure in shareholder reports and in the SAI that information regarding how Old Mutual voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Trust will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

The Trust will respond to all requests for guideline descriptions or proxy records within three business days of such request.

                       MAINTENANCE OF PROXY VOTING RECORDS

The Trust's administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in the Trust as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

                        REVIEW OF PROXY VOTING GUIDELINE

This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to the Trust will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.


DATED: AUGUST 2005


                                    EXH-A-5

                                    EXHIBIT B

                            OLD MUTUAL CAPITAL, INC.

                       Proxy Voting PolIcY AND PROCEDURES

Introduction

Old Mutual Capital, Inc. ("OM Capital") recognizes that proxies have an economic value and OM Capital seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s). Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets. While OM Capital generally delegates proxy voting authority and responsibility to sub-advisers, such sub-advisers are expected to adhere to this Policy, relevant securities laws, as well as their own internal proxy voting policies.

Proxy Oversight Committee

OM Capital has established a Proxy Oversight Committee (the "Committee"), consisting of the Investment Officer, General Counsel, Chief Compliance Officer and Treasurer. The Committee is primarily responsible for:

     o   Approving OM Capital's Proxy Voting Policy (the "Policy") and related

     o   Procedures; Reviewing the proxy voting policies of sub-advisers; and

     o   Acting as a resource for sub-advisers on proxy matters, when requested.

The Committee reviews each sub-adviser's proxy voting policy to ensure that such policies are complicit with relevant securities laws and to ensure that they have established reasonable controls designed to identify and resolve material conflicts of interest. The Committee is also available to serve as a potential resource for the sub-advisers in determining how to resolve material conflicts of interest when voting a proxy for a client of OM Capital, Inc. Sub-advisers are not mandated to use the Committee in this capacity.

Disclosure to Clients

OM Capital's Form ADV will include a description of this Policy and, upon request; OM Capital will provide clients a copy of the complete Policy. OM Capital will also provide to clients, upon request, information on how their securities were voted.

PROXY VOTING PROCEDURES
-----------------------

Sub-Adviser Proxy Voting Reports

Each sub-adviser is required to prepare a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. Each sub-adviser also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material onflict of interest.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

                                    EXH-B-1

     o   These policy and procedures, and any amendments thereto;

     o   Various reports prepared according to the above procedures; and

     o Each written client request for information and a copy of any written response by OM Capital to a client's written or oral request for information.

Each sub-adviser will maintain the records required to be maintained under the federal securities laws.

                                    EXH-B-2

                            ANALYTIC INVESTORS, INC.

                        PROXY VOTING POLICY AND PROCEDURE

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY OVERSIGHT COMMITTEE

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

PROXY VOTING SERVICE

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative. At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

                                    EXH-B-3

VOTING GUIDELINES

Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

PROXY VOTING RECORD

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

RECORDKEEPING

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

     o Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

     o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

     o   Records of votes cast on behalf of clients

     o   Records of written client requests for voting information

     o Records of written responses from Analytic Investors to both written and verbal client requests

     o Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

                                    EXH-B-4

                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

                       PROXY VOTING POLICY AND PROCEDURES

1.       Policy

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS generally,

     Accepts:

     >> Proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.
     >>   Restoration or protection of shareholders' authority.

     Rejects:

     >>   Protection of management from results of mergers and acquisitions.
     >>   Proposals having the effect of diluting the value of the existing shares.
     >>   Reduction of shareholders' power over any company actions.
     >>   Proposals motivated by political, ethical or social concerns.

PROXY OVERSIGHT COMMITTEE
-------------------------

     o BHMS's Proxy Oversight Committee reviews and reevaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

     o The Proxy Oversight Committee includes Portfolio Managers James Barrow, Richard Englander and Jane Gilday and Proxy Coordinator, Clare Burch.

CONFLICTS OF INTEREST
---------------------

     o All proxies will be voted uniformly in accordance with BHMS's policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

2.       Procedure

BHMS has adopted written procedures to implement the firm's policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

     o BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

     o ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

                                    EXH-B-5

     o The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy coordinator sends all voting decisions to ISS through their website.

     o    ISS verifies that every vote is received, voted and recorded.

     o BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

     o BHMS maintains voting records both in hard copy and via ISS database backup.

     o BHMS's guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing
          CLIENTSERVICES@BARROWHANLEY.COM.

     o BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

     o If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

     o BHMS will maintain a record of the voting resolution of any conflict of interest.

     o The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

          >>   These policies and procedures and any amendments;
          >>   Each proxy statement that BHMS receives;
          >>   A record of each vote that BHMS casts;
          >>   Any document BHMS created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and
          >>   A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

3.       Responsibility

Clare Burch is responsible for the implementation and monitoring of our proxy voting policy, procedures, disclosures and record keeping, including outlining our voting guidelines in our procedures.

                                    EXH-B-6

                            CASTLEARK MANAGEMENT, LLC

                       PROXY VOTING POLICY AND PROCEDURES

CastleArk Management, LLC ("CastleArk") views seriously its responsibility to exercise voting authority over securities which form part of its clients' portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

In voting proxies, CastleArk will consider, on a case-by-case basis, factors that may affect the value of managed investments on behalf of the beneficial owners. Beneficial owners include both clients for whom CastleArk acts as investment manager and the beneficial owners of our client's investments. While our proxy voting policy serves as a guideline, our fiduciary duty to the beneficial owners requires us to examine each resolution offered in the context in which it applies. For this reason, there may be instances in which the shares may not be voted in strict adherence to these guidelines.

CastleArk will review each proxy statement separately and base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. Nonetheless, a number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company's board. CastleArk follows proxy voting procedures that allow us to vote on these issues in a uniform manner.

Routine proxy matters are generally considered by CastleArk's proxy designee, who is responsible for determining that all proxies are voted in accordance with these policies. That person will cast his or her votes in accordance with this Proxy Voting Policy and the Proxy Voting Procedures. Any non-routine matters are referred to the Senior Portfolio Manager for the portfolio that holds the security at issue.

Votes cast by CastleArk are recorded by the Proxy Designee. Any client who requests it, may obtain CastleArk's record as to such votes for shares owned by that client.

KEY PROXY VOTING ISSUES

o Election of Directors and Appointment of Accountants

We vote for management's proposed directors in uncontested elections. For contested elections, we vote for candidates that best serve shareholders' interests. We vote to ratify management's appointment of independent auditors.

o Increase Authorized Capital

We vote for these proposals in the absence of unusual circumstances.

o Preference Shares

We will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. Generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

o Dual Capitalization, other Preferential Voting Rights

                                    EXH-B-7

We will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. We are concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company's share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.

o Mergers and acquisitions

All proposals are reviewed on a case by case basis by taking the following into consideration:
     -    whether the proposed acquisition price represents fair value
     -    whether shareholders could realize greater value through other means
     - whether shareholders receive fair treatment under the merger acquisition terms

o Restructuring and Recapitalization

All proposals are reviewed on a case-by-case basis taking the following into consideration:
     - whether the proposed restructuring or recapitalization is the best means of enhancing shareholder values
     - whether the company's long term prospects will be positively affected by the proposal.

o To Provide Director Indemnification

We will generally vote for proposals to provide corporate indemnification for directors.

o Share Option Plans

We will generally vote against proposals that authorize:
(i) More than 10% of the company's outstanding shares to be reserved for the award of share options; or
(ii) The award of share options to employees or non-employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share's fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
(iii) The exchange of outstanding options for new ones at lower exercise prices.

SHAREHOLDER PROPOSALS - CORPORATE GOVERNANCE ISSUES

o Majority Independent Board

We will generally vote for proposals calling for a majority outside board.

o Executive Compensation

We will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein.

On a case by case basis, we will vote for proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board.

                                    EXH-B-8

ALL OTHER MATTERS

o We will vote matters not described above on a case-by-case basis, using the guidelines outlined above.

CONFLICTS OF INTEREST

o By prohibiting our adviser representatives from serving as directors of publicly traded companies, we limit the circumstances where conflicts of interest may arise. Nevertheless, we recognize that on rare occasions, we may be responsible for a proxy vote in which our interests might be affected. On those occasions CastleArk will consider whether the interests of our clients and beneficial shareholders are in conflict with our own. If there is no potential conflict we will vote in accordance with the policies outlined above. Where there appears to be a conflict between our interests and those of our clients or their beneficial owners, we will vote in the interests of them and against our own. We will document our conclusions as to votes that appear to affect our own interests.

                                    EXH-B-9

                            COLUMBUS CIRCLE INVESTORS

                       PROXY VOTING POLICY AND PROCEDURES

I.       PROCEDURES
         ----------

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients' investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1) provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle delivered a copy of this summary to all clients as of August 6, 2003, and provides it to all new clients as part of its Form ADV, Part II disclosure brochure;

2) applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3) keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4) monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately;

5) and this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle's Chief Administrative Officer, will maintain Columbus Circle's proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

                                    EXH-B-10

II.      VOTING GUIDELINES
         -----------------

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle's clients' proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.       MANAGEMENT PROPOSALS:
         ---------------------

1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

         o        "Normal" elections of directors

         o        Approval of auditors/CPA

         o        Directors' liability and indemnification

         o        General updating/corrective amendments to charter

         o        Elimination of cumulative voting

         o        Elimination of preemptive rights

                                    EXH-B-11

2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

         o Capitalization changes that eliminate other classes of stock and voting rights

         o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

         o Stock purchase plans with an exercise price of not less than 85% FMV

         o        Stock option plans that are incentive based and not excessive

         o        Reductions in supermajority vote requirements

         o        Adoption of antigreenmail provisions

3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

         o Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

         o Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

         o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

         o Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

         o        Classified or single-slate boards of directors

         o Reincorporation into a state that has more stringent anti-takeover and related provisions

         o Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

                                    EXH-B-12

         o Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

         o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

         o Amending articles to relax quorum requirements for special resolutions

         o Re-election of director(s) directly responsible for a company's fraudulent or criminal act

         o Re-election of director(s) who holds offices of chairman and CEO

         o Re-election of director(s) who serve on audit, compensation and nominating committees

         o Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

         o Adoption of option plans/rants to directors or employees of related companies

         o        Lengthening internal auditors' term in office to four years

B.       SHAREHOLDER PROPOSALS:
         ----------------------

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1. When voting shareholder proposals, in general, initiatives related to the following items are supported:

                o   Auditors should attend the annual meeting of shareholders

                o   Election of the board on an annual basis

                o   Equal access to proxy process

                o   Submit shareholder rights plan poison pill to vote or redeem

                o   Undo various anti-takeover related provisions

                o   Reduction or elimination of super-majority vote requirements

                o   Anti-greenmail provisions

                o   Submit audit firm ratification to shareholder votes

                o   Audit firm rotations every five or more years

                                    EXH-B-13

                o   Requirement to expense stock options

                o Establishment of holding periods limiting executive stock sales

                o   Report on executive retirement benefit plans

                o   Require two-thirds of board to be independent

                o   Separation of chairman and chief executive posts

2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

         o Requiring directors to own large amounts of stock before being eligible to be elected

         o Restoring cumulative voting in the election of directors

         o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

         o Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

         o Restrictions banning future stock option grants to executives except in extreme cases

3.       Additional shareholder proposals require case-by-case analysis

         o Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

         o Requirements that stock options be performance-based

         o Submission of extraordinary pension benefits for senior executives under a company's SERP for shareholder approval

         o Shareholder access to nominate board members

         o Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate


                                    EXH-B-14
management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.     CONFLICTS OF INTEREST

Columbus Circle will monitor its proxy voting process for material conflicts of interest. It is not anticipated that material conflicts of interest will be impact Columbus Circle's proxy voting process. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above and requires additional company-specific decision-making, Columbus Circle will contact each client for which it would be authorized to vote such security for consent to vote the proxy in a recommended manner. Columbus Circle expects that this will happen only rarely, if at all.

                                    EXH-B-15

                        COPPER ROCK CAPITAL PARTNERS, LLC

                       PROXY VOTING POLICY AND PROCEDURES

Copper Rock Capital Partners, LLC. ("Copper Rock") acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Copper Rock has adopted and implemented policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. Copper Rock recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). Copper Rock has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and adhering to leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

1) PROXY VOTING POLICIES

         o Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as: Election of Directors and Approval of Independent Auditors.

         o Occasionally, Copper Rock may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time Copper Rock will receive and act upon the client's specific instructions regarding proxy proposals. Copper Rock reserves the right to vote against any proposals motivated by political, ethical or social concerns. Copper Rock will examine each issue solely from an economic perspective.

         o Non-Routine or Controversial Issues, Copper Rock requires that the portfolio manager and/or analyst review each issue. Copper Rock believes that smaller capitalization securities warrant increased attention paid to the proxy process. Therefore, Copper Rock reviews each non-routine or controversial issue on a case by case basis. The justification for each vote will be documented via the comment section of the proxy edge system or by a separate analysis.

         o Occasions may arise during the voting process in which the best interest of the clients conflicts with Copper Rock's interests. Conflicts of interest generally include (i) business relationships where Copper Rock has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of Copper Rock has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If Copper Rock determines that a material conflict of interest exists, Copper Rock will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

                                    EXH-B-16

2) PROXY VOTING PROCEDURES

         A) PROCESS

         For most stocks Copper Rock uses Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

         Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

         o Copper Rock will receive the initial proxy information and will monitor the voting process throughout.

         o A member of Copper Rock will review all proposals, vote routine issues and will consult with Copper Rock's Investment managers on non-routine or controversial issues.

         o The decision and rational concerning non-routine or controversial issues will be documented in the comment section of the Proxy Edge system or by separate analysis.

         o The Chief Compliance Officer is responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

         o All proxies will be voted solely in the interest of clients.

         o Copper Rock reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

         o All tender offers are reviewed and treated in a similar manner.

         B) RECORDS & REPORTS

         o The proxy information kept by Copper Rock will include the following:
           (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Copper Rock voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

         o A copy of how Copper Rock voted on securities held is available free of charge upon request from our clients or by calling (617) 369-7100.

                                    EXH-B-17

                         DWIGHT ASSET MANAGEMENT COMPANY

                       PROXY VOTING POLICY AND PROCEDURES

         Dwight Asset Management Company ("Dwight") is a registered investment adviser specializing in fixed income and stable value strategies. As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients. To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act ("ERISA") with respect to which Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

PROXY OVERSIGHT COMMITTEE

Dwight has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Head of Credit and the Chief Compliance Officer. The Committee is primarily responsible for:

o    Approving Dwight's Proxy Voting Policy and Procedure.
o    Reviewing proxy voting requests and determining the appropriate response.
o Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.
o Reporting to the Investment and Risk Management Committee on a periodic basis.

The Committee has also authorized the Chief Compliance Officer or his or her designee to coordinate, execute and maintain appropriate records related to the proxy voting process.

PROXY VOTING GUIDELINES

         Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from our clients. In the event a client's written guidelines or instructions conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

         These guidelines are not rigid policy positions. Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

         Dwight's general proxy voting policy is described below along with Dwight's intended voting practices.

     1. GENERAL: It is Dwight's policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security. Economic and any other pertinent considerations will be evaluated.

                                    EXH-B-18

     2. MANAGEMENT PROPOSALS: In general, it is Dwight's intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

         o     Election of Directors

         o     Approval of Independent Auditors

         o     Executive Compensation Plans

         o     Corporate Structure and Shareholder Rights

     3. SHAREHOLDER PROPOSALS: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Dwight will examine each issue solely from an economic perspective. Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

     4. OTHER SITUATIONS: No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight's vote is cast in a manner that we believe is in the best interest of the affected client(s).

CONFLICTS OF INTEREST

         Occasions may arise during the voting process in which a client's financial interests conflict with Dwight's interests. A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company's pension fund. If Dwight is aware of a conflict of interest, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

VOTING PROCESS

         Dwight has charged its Chief Compliance Officer or his or her designee with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Chief Compliance Officer or designee is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight Committee for voting in-line with these procedures. The Chief Compliance Officer or designee is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

RECORDKEEPING

         Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years from the end of the fiscal year during which the record was created in an easily accessible place, the first two years in its office:
         o Dwight's proxy voting policies and procedures, and any amendments thereto;
         o     Proxy statements received regarding client securities;
         o     Records of votes cast on behalf of clients;
         o     Records of written client requests for voting information;


                                    EXH-B-19

         o Records of written responses from Dwight to both written and verbal client requests; and
         o Any other documents prepared that were material to Dwight's decision to vote a proxy or that memorialized the basis for the decision.

OBTAINING A VOTING PROXY REPORT

         Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing Chris Bolton, Compliance Officer, at 100 Bank St., Suite 800, Burlington, VT 05401 / (802) 862-4170.

August 2003
As amended December 2005

                                    EXH-B-20

                          EAGLE ASSET MANAGEMENT, INC.

                       PROXY VOTING POLICY AND PROCEDURES

         The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

         Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

         We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

         The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle's detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

         If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.       DIRECTORS AND AUDITORS
         ----------------------

         Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

         We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II.      CORPORATE GOVERNANCE
         --------------------

         In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

         A. CONFIDENTIAL VOTING. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

                                    EXH-B-21

         B. GREENMAIL. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

         C. INDEMNIFICATION OF DIRECTORS. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

         D. CUMULATIVE VOTING RIGHTS. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

         E. OPT OUT OF DELAWARE. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

         F. INCREASES IN COMMON STOCK. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

         Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

         A. FAIR PRICE AMENDMENTS. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

         B. CLASSIFIED BOARDS. We generally oppose classified boards because they limit shareholder control. (App N4)

         C. BLANK CHECK PREFERRED STOCK. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

         D. SUPERMAJORITY PROVISIONS. We usually oppose supermajority-voting requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

         E. GOLDEN PARACHUTES. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

         F. POISON PILLS. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring
               (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

         G. REINCORPORATION. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App
               S15)

         H. SHAREHOLDER RIGHTS. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

                                    EXH-B-22

Eagle generally votes on other corporate governance issues as follows:

         A. OTHER BUSINESS. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

         B. DIFFERENTIAL VOTING RIGHTS. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

         C. DIRECTORS-SHARE OWNERSHIP. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

         D. INDEPENDENT DIRECTORS. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

         E. PREEMPTIVE RIGHTS. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

         F. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.     COMPENSATION AND STOCK OPTION PLANS
         -----------------------------------

         We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

         With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.      SOCIAL ISSUES
         -------------

         Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same


                                    EXH-B-23
basis, and so we generally support management's recommendations on social issue proposals. (App S40--S65)

                  Examples of proposals in this category include:
                  1.    Anti - Abortion.
                  2.    Affirmative Action.
                  3.    Animal Rights.
                        a.     Animal Testing.
                        b.     Animal Experimentation.
                        c.     Factory Farming.
                  4.    Chemical Releases.
                  5.    El Salvador.
                  6.    Environmental Issues.
                        a.     CERES Principles.
                        b.     Environmental Protection.
                  7.    Equal Opportunity.
                  8.    Discrimination.
                  9.    Government Service.
                  10.   Infant Formula.
                  11.   Israel.
                  12.   Military Contracts.
                  13.   Northern Ireland.
                        a.     MacBride Principles.
                  14.   Nuclear Power.
                        a.     Nuclear Waste.
                        b.     Nuclear Energy Business.
                  15.   Planned Parenthood Funding.
                  16.   Political Contributions.
                  17.   South Africa.
                        a.     Sullivan Principles.
                  18.   Space Weapons.
                  19.   Tobacco-Related Products.
                  20.   World Debt.


                                    EXH-B-24

VII.     CONFLICTS OF INTEREST
         ---------------------

         Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle's, or the affiliate's, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle's proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's Guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.    RECORD KEEPING
         --------------

         The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

         >>    Copy of each proxy statement received.
         >>    Record of each vote cast.
         >>    Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
         >>    Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
         >>    Copy of all written responses by Eagle to client who requested
               (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE'S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

                                    EXH-B-25

                       HEITMAN REAL ESTATE SECURITIES, LLC

                       PROXY VOTING POLICY AND PROCEDURES

Heitman Real Estate Securities LLC ("Heitman") provides investment advisory services to its clients with respect to publicly traded real estate securities. It is Heitman's general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services ("ISS"). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as
(i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking."

Heitman's general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting                                                                  For
Adoption of Anti-greenmail charter of bylaw amendments                                           For
Amend bylaws or charters for housekeeping changes                                                For
Elect Directors annually                                                                         For
Fix the size of the Board                                                                        For
Give Board ability to amend bylaws in addition to Shareholders                                   For
Lower supermajority Shareholder vote requirements                                                For
Ratify Auditors                                                                                  For
Require Majority of Independent Directors                                                        For
Require Shareholder approval of Golden or Tin Parachutes                                         For
Restore or Provide Shareholders with rights of appraisal                                         For
Restore Shareholder ability to remove directors with our without cause                           For
Seek reasonable Audit rotation                                                                   For
Shareholders' Right to Act independently of management                                           For
Shareholders' Right to Call Special Meeting                                                      For
Shareholders' Right to Act by Written Consent                                                    For
Stock Repurchase Plans                                                                           For
Stock Splits                                                                                     For
Submit Poison Pill for Shareholder ratification                                                  For
Blank Check Preferred Stock                                                                      Against
Classified Boards                                                                                Against
Dual Classes of Stock                                                                            Against
Give Board exclusive authority to amend bylaws                                                   Against
Limited Terms for Outside Directors                                                              Against


                                    EXH-B-26

Payment of Greenmail                                                                             Against
Provide Management with authority to adjourn an annual or special meeting                        Against
Require Director Stock Ownership                                                                 Against
Restrict or Prohibit Shareholder ability to call special meetings                                Against
Supermajority Vote Requirement                                                                   Against
Supermajority Provisions                                                                         Against
Adopt/Amend Stock Option Plan                                                                    Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                                                         Case-by-Case
Approve Merger/Acquisition                                                                       Case-by-Case
Authorize Issuance of Additional Common Stock                                                    Case-by-Case
Consider Non-financial Effects of Merger                                                         Case-by-Case
Director Indemnification                                                                         Case-by-Case
Election of Directors                                                                            Case-by-Case
Fair Price Requirements                                                                          Case-by-Case
Issuance of authorized Common Stock                                                              Case by Case
Limitation of Executive/Director Compensation                                                    Case-by-Case
Reincorporation                                                                                  Case-by-Case
Require Shareholder Approval to Issue Preferred Stock                                            Case-by-Case
Spin-Offs                                                                                        Case-by-Case
Shareholder proposal to redeem Poison Pill                                                       Case-by-Case
Social and Environmental Issues                                                                  Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the "PROXY COMMITTEE"), consisting of Heitman's Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman's Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman's proxy voting policy is as follows:

         (a) Heitman's Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from ISS with respect to the issues on a particular proxy;

         (b) Heitman's Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

         (c) In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as


                                    EXH-B-27
               another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

         (d) The Heitman portfolio manager will return the Proxy Analysis Report to Heitman's Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered "exceptions;"

         (e) With respect to any proxy, Heitman's Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman's Proxy Committee.

         (f) Heitman's Proxy Committee may confirm or overturn any recommendations by Heitman's portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman's Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

         (g) In all instances where a Proxy Vote Exception Report has been generated, Heitman's Compliance Officer or another member of Heitman's Proxy Committee will inform Heitman's Proxy Voting Clerk in writing of the Proxy Committee's determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a "PROXY COMMITTEE REPORT");

         (h) Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

         (i) In all other cases, Heitman's Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

         (j) The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman's office:

     o   These policies and procedures, and any amendments thereto;

     o   Each proxy statement (maintained on the ISS website);

     o Record of each vote cast and each abstention (maintained on the ISS website);

                                    EXH-B-28

     o Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

     o Any other reports or memorializations prepared according to the above procedures; and

     o Each written client request for information and a copy of any written response by Heitman to a client's written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman's Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

                                    EXH-B-29

                           LIBERTY RIDGE CAPITAL, INC.

                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Liberty Ridge Capital, Inc. ("LRC") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and Procedures and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy and Procedures, the client's written guidelines or instructions will prevail.

PROXY OVERSIGHT COMMITTEE

LRC has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer ("CIO"), Chief Administrative Officer, Deputy Chief Investment Officer, Vice President - Director of Sales and Marketing, Vice President - Institutional Marketing & Service, General Counsel, and the Chief Compliance Officer ("CCO"). The Committee is primarily responsible for:

     o    Approving LRC's Proxy Voting Policy (the "Policy") and related
          Procedures;
     o    Reviewing reports of proxy votes cast;
     o Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third-party proxy research provider;
     o Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;
     o    Reviewing the proxy voting policies of sub-advisers;
     o Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third-party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

SUMMARY OF PROXY VOTING GUIDELINES

LRC's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:

BOARD OF DIRECTORS

     o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage


                                    EXH-B-30
         in certain cases when a director's or officer's legal defense was unsuccessful.

     o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors through term limits or mandatory retirement age; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval;
         (7) require two candidates per board seat; (8) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (9) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

APPROVAL OF INDEPENDENT AUDITORS

     o We generally vote FOR proposals seeking to ratify the selection of auditors.

     o We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

SHAREHOLDER RIGHTS

     o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; and (3) lower supermajority shareholder vote requirements.

     o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) adopt fair price provisions with shareholder vote requirements greater than the majority of disinterested shares.

     o We will evaluate on a case-by-case basis proposals seeking: (1) to adopt a fair price provision and (2) open access.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

     o We generally vote for proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition and cashout statutes;
         (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

     o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting absent compelling reasons; (2) by shareholders seeking to change the


                                    EXH-B-31
         date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and
         (7) seeking to approve other business when it appears as a voting item.

     o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; (5) requesting opt in or out of state takeover statutes; and (6) regarding anti-greenmail when bundled with other charter bylaw amendments.

CORPORATE GOVERNANCE

     o We generally vote for proposals: (1) seeking to amend bylaws or charters for housekeeping changes; (2) regarding reincorporation; and
         (3) give the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals that give the board the exclusive ability to amend the bylaws.

     o We will evaluate on a case-by-case basis proposals requesting a change in a company's state of incorporation.

CAPITAL STRUCTURE

     o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.

     o We generally vote against proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan;
         (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

                                    EXH-B-32

EXECUTIVE AND DIRECTOR COMPENSATION

     o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive;
         (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; (9) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws; (10) seeking to put option repricings to a shareholder vote; (11) requesting the company to expense stock options; (12) advocating the use of performance-based equity awards; (13) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (14) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only;
         (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; (4) for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; (5) requesting retirement plans for non-employee directors; and (6) seeking equity plans where the company has a high average three-year burn rate.

     o We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) regarding employee stock purchase plans; (3) seeking to ratify or cancel golden or tin parachutes; (4) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (5) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (6) by management seeking approval to reprice options; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; (8) by shareholders regarding all other executive and director pay issues; and (9) seeking mandatory holding periods for executives to hold stock after option exercise.

MERGERS AND CORPORATE RESTRUCTURINGS

     o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

     o We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed


                                    EXH-B-33
         shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; (7) seeking to amend the company's EEO policy to include sexual orientation; (8) requesting reports on greenhouse gas emissions; (9) requesting reports on the feasibility of developing renewable energy sources; and (10) requesting a report on policies and initiatives related to social, economic, and environmental sustainability.

     o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of genetically modified organisms (GMOs); (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restrict the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company; (15) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries; (16) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge (17) calling for a reduction in greenhouse gas emissions by specified amounts within restrictive time frames unless special circumstances; (18) seeking to invest in renewable energy sources; and (19) seeking the adoption of specific committee charter language regarding diversity.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restrains on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) reques ting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) seeking to adopt the CERES Principles; (8) seeking to adopt a comprehensive recycling strategy; (9) seeking to review ways to link executive compensation to social factors; (10) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (11) seeking to implement certain human rights standards; (12) seeking to endorse or increase activity on the MacBride Principles; (13) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (14) requesting a company to increase the diversity of the board; (15) requesting reports on assessing economic risks of environmental performance; (16) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; (17) calling for companies to report on the risks associated with outsourcing and/or offshoring; and (18) requesting a board committee review and report outlining the company `s operations in Iran.

OTHER SITUATIONS

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

                                    EXH-B-34

CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

         LRC seeks to minimize the potential for conflict by utilizing the services of an independent, third-party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. Occasions may arise during the voting process in which the best interest of clients might conflict with the third-party vendor's interests. The third-party vendor has developed an insulated wall ("chinese wall") as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited. Furthermore, the third-party vendor will periodically provide a periodic update for LRC's consideration in evaluating the third-party vendors' recommendations

While it is generally expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the CIO and CCO and subsequently reported to the Committee. In approving any such Override, the CIO and CCO will use their best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, LRC has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the CCO, summarizes public companies with whom LRC may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

     o Public companies with whom LRC has a current or prospective material business relationship1;
     o Public companies for whom LRC directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);
     o Public companies where a LRC employee, or spouse of a LRC employee, is a senior officer, director or has a material business relationship;
     o Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO and CCO that related to companies for which a potential conflict of interest has been identified are reviewed by the General Counsel, or his designate. The General Counsel, or his designate, will refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

                                    EXH-B-35

DUTY OF EMPLOYEES

Employees are required to report to the CCO any improper influence regarding proxy voting.

DISCLOSURE TO CLIENTS

Liberty Ridge's Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital, Inc. will provide clients a copy of the complete Policy. LRC will also provide to clients, upon request, information on how their securities were voted. LRC will provide a report to the PBHG Funds' Board of any identified proxy voting conflict and how they were resolved.

PROXY VOTING OPERATIONAL PROCEDURES

         RECONCILIATION PROCESS

Upon LRC 's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in LRC's records. Because LRC is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If LRC no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

         VOTING IDENTIFIED PROXIES

A proxy is identified when it is reported through a third-party vendor's automated system or when a custodian bank notifies LRC of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which LRC is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, LRC may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if LRC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which LRC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

         PROXY VOTING CLERK PROCEDURES

The Proxy Voting Clerk generally votes proxies, as follows:

     (a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third-party proxy research provider with respect to the issues on a particular proxy;

     (b) The Proxy Voting Clerk compares outstanding proxies against a list of the third-party vendor's clients, supplied periodically by the third-party vendor, to determine whether a potential for conflict may exist.

                                    EXH-B-36

     (c) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review along with a determination as to whether there is a potential conflict of interest on behalf of the third-party vendor;

     (d) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;

     (e) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO and the CCO. The CIO, CCO, and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

     (f) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

     (g) If a proxy being overridden is a company for which a potential conflict of interest has been identified, the Proxy Voting Clerk will promptly forward the proxy to the General Counsel, or his designate. The General Counsel, or his designate, reviews the Overrides and may confirm the Overrides in consultation with the CIO and CCO. The General Counsel, or his designate, will refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

     (h) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

     (i) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

     (j) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

     (k) The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. The Proxy Override Summary Report describes the potential conflicts of interest that have been identified and their resolution. These reports are periodically reviewed by the Committee.

MAINTENANCE OF PROXY VOTING RECORDS

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

     o   These policy and procedures, and any amendments thereto;

                                    EXH-B-37

     o   Each proxy statement (maintained on a third-party automated system);
     o Record of each vote cast (maintained on a third-party automated system);
     o Documentation, if any, created by LRC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
     o   Various reports related to the above procedures; and
     o Each written client request for information and a copy of any written response by LRC to a client's written or oral request for information.

Adopted:  August 2005

                                    EXH-B-38

                            MUNDER CAPITAL MANAGEMENT

                       PROXY VOTING POLICY AND PROCEDURES

THE MUNDER FUNDS*

I        INTRODUCTION

         Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Trustees of the Munder Funds).

II       GENERAL PRINCIPLE

         The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

         The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

----------
* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Trustees of, and shall be applicable with respect to, Munder Series Trust, Munder Series Trust II and The Munder @Vantage Fund.

                                    EXH-B-39

III      THE PROXY COMMITTEE

         The members of the Proxy Committee are set forth on EXHIBIT A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV       ERISA FIDUCIARY DUTIES AND PROXY VOTING

         The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR ss.2509.94-2).

V        PROCESS

         In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as EXHIBIT B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as EXHIBIT C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

         The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

         ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal


                                    EXH-B-40
together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

         A.       Routine Corporate Administrative Items

                  PHILOSOPHY: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

                  1. appointment or election of auditors, unless the auditor is not independent fees for non-audit services are excessive or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

                  2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

                  3.       directors' liability and indemnification; unless:

                           o the proposal would entirely eliminate directors' liability for violating the duty of care; or

                           o the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations;

                           provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

                  4.       name changes; or

                  5.       the time and location of the annual meeting.

The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

                                    EXH-B-41

         B.       Special Interest Issues

                  PHILOSOPHY: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

                  1.    restrictions on military contracting,
                  2.    restrictions on the marketing of controversial products,
                  3.    restrictions on corporate political activities,
                  4.    restrictions on charitable contributions,
                  5.    restrictions on doing business with foreign countries,
                  6.    a general policy regarding human rights,
                  7.    a general policy regarding employment practices,
                  8.    a general policy regarding animal rights,
                  9.    a general policy regarding nuclear power plants, and
                  10. rotating the location of the annual meeting among various cities.

         Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

         C.       Issues Having the Potential for Major Economic Impact

                  PHILOSOPHY: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

                  1.       Executive Compensation Plans

         Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of


                                    EXH-B-42
shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock-based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

                  2.       Prevention of Greenmail

         These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

                  3.       Cumulative Voting of Directors

         Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

                  4.       Super-Majority Provisions

         These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

                  5.       Fair Price Provisions

         These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

                                    EXH-B-43

                  6.       Defensive Strategies

         The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

                           a.       create (which generally opposed to
                                    approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

                           b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

                           c. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares;

                           d.       change the size of the board; or

                           e. authorize or prevent the repurchase of outstanding shares.

                  7.       Business Combinations or Restructuring

         The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

         D.       Voting in Foreign Markets

         Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which client accounts may invest. The Advisor will evaluate issues presented to shareholders for each client's foreign holdings in the context of the guidelines described above, as well as local market standards and best practices. The Advisor will vote proxies in foreign markets in a manner generally consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances when the Advisor elects not to vote as described below.

         Many foreign markets require that securities be blocked or reregistered to vote at a company's meeting. The Advisor generally will not subject client accounts to the loss of liquidity imposed by these requirements. In addition, the costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be higher than for U.S. holdings. As such, the Advisor may limit its voting proxies on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

         E.       Review of ISS Recommendations

         On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential


                                    EXH-B-44
benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

                  1. COMPLEX, UNUSUAL OR SIGNIFICANT. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (E.G., anti-takeover provisions or business combinations and/or restructurings), and

                  2. CLIENT HOLDINGS ARE MEANINGFUL. For these purposes, the holding of a particular issuer would be considered to be meaningful if

                           a. the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

                           b. all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

         E.       Overriding ISS Recommendations

         From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

                  1. Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

                           a. In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or


                                    EXH-B-45
                                    relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

                           b. A conflict of interest may exist where, for example:

                           (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

                           (ii) A client or a client-supported interest group actively supports a proxy proposal; or

                           (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

                  2. The completed PROXY OVERRIDE REQUEST FORM is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

                           a. The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

                           b. The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

                           (i)      NO CONFLICT. No conflict of interest is
                                    identified.

                           (ii)     IMMATERIAL OR REMOTE CONFLICT. If a
                                    potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

                           (iii) MATERIAL CONFLICT. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.(2) Such request for approval for an override shall be accompanied by a written

----------
(2) With respect to advisory clients through wrap programs, the request and disclosure need only to be sent to the wrap program's sponsor.

                                    EXH-B-46
                                    disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management(3) and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

                  3. If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

                  4. The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI       DISCLOSURE OF VOTE

         A.       Public and Client Disclosures

         Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action


----------
(3) Conversely, it would be a conflict of interest to override an ISS recommendation and vote against a client or its management.

                                    EXH-B-47
as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

         B.       Mutual Fund Board of Trustees

         Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII      RECONCILIATION

         The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII     RECORDKEEPING

         The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(4)

         A.       Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

         B. A copy of each proxy statement it receives regarding client securities.(5)

         C. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(6)

         D. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(7)

         E. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

         All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal


----------
(4)  See Rule 20402(c)(2) of the Adviser's Act.

(5) The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

(6) The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

(7) The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

                                    EXH-B-48
year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted:  February, 2001
Amended as of:    November 2002, May 2003, February 2005, October 2005

                                    EXH-B-49

                            MUNDER CAPITAL MANAGEMENT
                                    EXHIBIT A

The Proxy Committee consists of the following members:

     o   Mary Ann Shumaker (non-voting)
     o   Andrea Leistra
     o   Debbie Leich
     o   Thomas Mudie
     o   Stephen Shenkenberg (non-voting)

Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

                                    EXH-B-50

                            MUNDER CAPITAL MANAGEMENT

                           Proxy Override Request Form

Company: __________________________________________________________________________________________________________

Date of Proxy: ________________________________________    Date of Meeting: _______________________________________

Person Requesting Override: _______________________________________________________________________________________

Is the Company or one of its affiliates (E.G, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder? [ ]
No [ ] Yes (IDENTIFY) _________________________________________________
___________________________________________________________________________________________________________________

Other Potential Conflicts: ________________________________________________________________________________________

Did anyone contact Munder to change its vote?  [ ] No    [ ] Yes (IDENTIFY AND EXPLAIN) _____________________
___________________________________________________________________________________________________________________

Override vote for:    [ ] All client accounts holding a Company proxy, or
                      [ ] Specific accounts (IDENTIFY):____________________________________________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (ATTACH ADDITIONAL SHEETS OF PAPER IF MORE SPACE IS NEEDED.)

RESOLUTION TO ELECT DIRECTORS

Name: ________________________________________________________  [ ] For              [ ] Against    [ ] Abstain
Name: ________________________________________________________  [ ] For              [ ] Against    [ ] Abstain
Name: ________________________________________________________  [ ] For              [ ] Against    [ ] Abstain
Name: ________________________________________________________  [ ] For              [ ] Against    [ ] Abstain
Name: ________________________________________________________  [ ] For              [ ] Against    [ ] Abstain

Rationale: ________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

Approval: ____________________________________________________    Date: ___________________________________________

RESOLUTION NO. ____:_______         [ ] For                [ ] Against    [ ] Abstain

Description:  _____________________________________________________________________________________________________

Rationale:  _______________________________________________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

Approval:  ___________________________________________________    Date:____________________________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

                                    EXH-B-51

                        THOMPSON, SIEGEL & WALMSLEY, INC.

                       PROXY VOTING POLICY AND PROCEDURES

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

PROXY VOTING GUIDELINES:

     o Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

     o Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

     o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROXY VOTING PROCESS:

For most stocks we use ProxyEdge, an electronic proxy voting system. Through ProxyEdge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through ProxyEdge, we will make a best efforts attempt to receive ballots from the clients' custodian and follow the same procedures and processes as stated above. Records are kept electronically and ballots are voted manually via electronic means @www.proxyvote.com. TS&W also utilizes proxy proposal research and voting recommendations through Egan-Jones Proxy Services.

Upon timely receipt of proxy materials from the client's Custodian or through
ProxyEdge:

                                    EXH-B-52

o The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

     o A Research Associate will receive proxy proposal research and voting recommendations from Egan-Jones Proxy Services and reviews all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

     o The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

     o   All proxies will be voted solely in the interest of clients.

     o TSW generally abstains from voting shares if they are sold between record and meeting dates.

     o TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

     o   All tender offers are reviewed and treated in a similar manner.

PROXY VOTING RECORDS & REPORTS

     o The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
         (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

     o Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.

                                    EXH-B-53

                        TURNER INVESTMENT PARTNERS, INC.

                       PROXY VOTING POLICY AND PROCEDURES

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or


                                    EXH-B-54
otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

         Andrew Mark, Director of Operations and Technology Administration c/o Turner Investment Partners, Inc.
         1205 Westlakes Drive, Suite 100
         Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  This 1st day of July, 2005

                                    EXH-B-55

                           WELLINGTON MANAGEMENT, LLP

                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management's PROXY VOTING GUIDELINES, attached as Exhibit A to these PROXY POLICIES AND PROCEDURES, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the PROXY VOTING GUIDELINES set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the PROXY VOTING GUIDELINES.

STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

         1. Takes responsibility for voting client proxies only upon a client's written request.

         2. Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

         3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

         4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

         5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

         6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

         7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

         8. Provides all clients, upon request, with copies of these PROXY POLICIES AND PROCEDURES, the PROXY VOTING GUIDELINES, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

         9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these PROXY POLICIES AND PROCEDURES and the PROXY VOTING GUIDELINES; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Global Corporate Governance Committee, established by action of the firm's Executive Committee that is responsible for the review


                                    EXH-B-56
and approval of the firm's written PROXY POLICIES AND PROCEDURES and its PROXY VOTING GUIDELINES, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management's PROXY VOTING Guidelines, and handled as follows:

     o Generally, issues for which explicit proxy voting guidance is provided in the PROXY VOTING GUIDELINES (I.E., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the PROXY VOTING GUIDELINES.
     o Issues identified as "case-by-case" in the PROXY VOTING GUIDELINES are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
     o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Material Conflict of Interest Identification and Resolution Processes. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on


                                    EXH-B-57
client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                                    EXH-B-58

Wellington Management's PROXY POLICIES AND PROCEDURES may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its PROXY POLICIES AND PROCEDURES, including the PROXY VOTING GUIDELINES, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated:  January 18, 2006

                                    EXH-B-59

                       WELLINGTON MANAGEMENT COMPANY, LLP

                                    EXHBIT A
                             PROXY VOTING GUIDELINES

INTRODUCTION

Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these PROXY VOTING GUIDELINES to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these PROXY VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

1.       Composition and Role of the Board of Directors

         o     Election of Directors: Case-by-Case
               Wellington Management Company believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

         o     Classify Board of Directors: Against
               We will also vote in favor of shareholder proposals seeking to declassify boards.

         o     Adopt Director Tenure/Retirement Age (SP): Against

         o     Minimum Stock Ownership by Directors (SP): Case-by-Case

         o     Adopt Director & Officer Indemnification: For
               We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

                                    EXH-B-60

         o     Allow Special Interest Representation to Board (SP): Against

         o     Require Board Independence: For
               Wellington Management Company, LLP believes that, in the absence of a compelling counter-argument, at least 65% of a board should be comprised of independent directors. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

         o     Require Key Board Committees to be Independent. For
               Key board committees are the Nominating, Audit, and Compensation Committees.

         o     Require a Separation of Chair and CEO or Require a Lead Director:
               Case-by-Case

         o     Approve Directors' Fees: For

         o     Approve Bonuses for Retiring Directors: Case-by-Case

         o     Elect Supervisory Board/Corporate Assembly: For

         o     Elect/Establish Board Committee: For

         o     Adopt Shareholder Access/Majority Vote on Election of Directors
               (SP): Case-by-Case

2.       Management Compensation

         o     Adopt/Amend Stock Option Plans: Case-by-Case

         o     Adopt/Amend Employee Stock Purchase Plans: For

         o     Approve/Amend Bonus Plans: Case-by-Case

         o     Approve Remuneration Policy: Case-by-Case

         o     Exchange Underwater Options: Case-by-Case
               Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

         o     Eliminate or Limit Severance Agreements (Golden Parachutes):
               Case-by-Case We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

         o Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): For

         o     Expense Future Stock Options (SP): For

         o     Shareholder Approval of All Stock Option Plans (SP): For

         o Require Senior Executives to Own and Hold Company Stock, not Including Options (SP): Case-by-Case

                                    EXH-B-61

         o     Disclose All Executive Compensation (SP): For

3.       Reporting of Results

         o     Approve Financial Statements: For

         o     Set Dividends and Allocate Profits: For

         o Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

         o Ratify Selection of Auditors and Set Their Fees: Case-by-Case Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

         o     Elect Statutory Auditors: Case-by-Case

         o     Shareholder Approval of Auditors (SP): For

4.       Shareholder Voting Rights

         o     Adopt Cumulative Voting (SP): Against

         o     Vote on or Redeem Poison Pill (SP): For

         o     Authorize Blank Check Preferred Stock: Against

         o     Eliminate Right to Call a Special Meeting: Against

         o     Increase Supermajority Vote Requirement: Against

         o     Adopt Anti-Greenmail Provision: For

         o     Adopt Confidential Voting (SP): Case-by-Case
               We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

         o     Approve Unequal Voting Rights: Against

         o     Remove Right to Act by Written Consent: Against

         o     Approve Binding Shareholder Proposals: Case-by-Case

5.       Capital Structure

         o     Increase Authorized Common Stock: Case-by-Case

         o     Approve Merger or Acquisition: Case-by-Case

                                    EXH-B-62

         o     Approve Technical Amendments to Charter: Case-by-Case

         o     Opt Out of State Takeover Statutes: For

         o     Authorize Share Repurchase: For

         o     Authorize Trade in Company Stock: For

         o     Approve Stock Splits: Case-by-Case
               We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

         o     Approve Recapitalization/Restructuring: Case-by-Case

         o     Issue Stock with or without Preemptive Rights: For

         o     Issue Debt Instruments: Case-by-Case

6.       Social Issues

         o     Endorse the Ceres Principles (SP): Case-by-Case

         o     Disclose Political and PAC Gifts (SP): Case-by-Case
               Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

         o Require Adoption of International Labor Organization's Fair Labor Principles (SP): Case-by-Case

         o     Report on Sustainability (SP): Case-by-Case

7.       Miscellaneous

         o     Approve Other Business: Against

         o     Approve Reincorporation: Case-by-Case

         o     Approve Third-Party Transactions: Case-by-Case

                                    EXH-B-63

                    INTERNATIONAL SHAREHOLDER SERVICES, INC.

                         PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The International Shareholder Services, Inc. ("ISS") Proxy Voting Manual.


OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o   Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

                                    EXH-B-64

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse

     o   Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

                                    EXH-B-65

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o   Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     o   Majority of independent directors on board

                                    EXH-B-66

     o   All-independent key committees

     o   Committee chairpersons nominated by the independent directors

     o   CEO performance reviewed annually by a committee of outside directors

     o   Established governance guidelines

     o   Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry; management's track record

     o   Background to the proxy contest

     o   Qualifications of director nominees (both slates)

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

                                    EXH-B-67

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

                                    EXH-B-68

5.       MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o   Purchase price

     o   Fairness opinion

     o   Financial and strategic benefits

     o   How the deal was negotiated

     o   Conflicts of interest

     o   Other alternatives for the business

     o   Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Impact on the balance sheet/working capital

     o   Potential elimination of diseconomies

     o   Anticipated financial and operating benefits

     o   Anticipated use of funds

     o   Value received for the asset

     o   Fairness opinion

     o   How the deal was negotiated

     o   Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

                                    EXH-B-69

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o   Dilution to existing shareholders' position

     o   Terms of the offer

     o   Financial issues

     o   Management's efforts to pursue other alternatives

     o   Control issues

     o   Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o   The reasons for the change

     o   Any financial or tax benefits

     o   Regulatory benefits

     o   Increases in capital structure

     o   Changes to the articles of incorporation or bylaws of the company.

     o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

                                    EXH-B-70

     o   Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o   Offer price

     o   Fairness opinion

     o   How the deal was negotiated

     o   Changes in corporate governance

     o   Change in the capital structure

     o   Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

                                    EXH-B-71

     o   Tax and regulatory advantages

     o   Planned use of the sale proceeds

     o   Valuation of spin-off

     o   Fairness opinion

     o   Benefits to the parent company

     o   Conflicts of interest

     o   Managerial incentives

     o   Corporate governance changes

     o   Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.       STATE OF INCORPORATION

CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

                                    EXH-B-72

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.       CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

                                    EXH-B-73

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management


                                    EXH-B-74
proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o   Cash compensation, and

     o   Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

                                    EXH-B-75

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o   Historic trading patterns

     o   Rationale for the repricing

     o   Value-for-value exchange

     o   Option vesting

     o   Term of the option

     o   Exercise price

     o   Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     o   Purchase price is at least 85 percent of fair market value

     o   Offering period is 27 months or less, and

     o   Potential voting power dilution (VPD) is ten percent or less.

     o Vote AGAINST employee stock purchase plans where any of the following apply:

     o   Purchase price is less than 85 percent of fair market value, or

     o   Offering period is greater than 27 months, or

     o   VPD is greater than ten percent

                                    EXH-B-76

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

                                    EXH-B-77

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     o   Whether the proposal mandates that all awards be performance-based

     o Whether the proposal extends beyond executive awards to those of lower-ranking employees

     o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o   The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits

9.       SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     o The availability and feasibility of alternatives to animal testing to ensure product safety, and

     o   The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance

     o The company's standards are comparable to or better than those of peer firms, and

     o There are no serious controversies surrounding the company's treatment of animals

                                    EXH-B-78

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     o   Whether the proposal focuses on a specific drug and region

     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     o   Whether the company already limits price increases of its products

     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     o   The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     o   The costs and feasibility of labeling and/or phasing out

     o The nature of the company's business and the proportion of it affected by the proposal

     o The proportion of company sales in markets requiring labeling or GMO-free products

     o The extent that peer companies label or have eliminated GMOs o Competitive benefits, such as expected increases in consumer demand for the company's products

     o The risks of misleading consumers without federally mandated, standardized labeling

     o   Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

                                    EXH-B-79

     o   The extent that peer companies have eliminated GMOs

     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     o Whether the company has adequately disclosed the financial risks of its subprime business

     o Whether the company has been subject to violations of lending laws or serious lending controversies

     o   Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

     o   Whether the company complies with all local ordinances and regulations

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     o   The risk of any health-related liabilities.

                                    EXH-B-80

ADVERTISING TO YOUTH:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     o   Whether the company has gone as far as peers in restricting advertising

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     o   Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

     o   The percentage of the company's business affected

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

     o   The percentage of the company's business affected

     o   The feasibility of a spin-off

     o   Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     o   Whether there are publicly available environmental impact reports;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     o   The current status of legislation regarding drilling in ANWR.

                                    EXH-B-81

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     o Environmentally conscious practices of peer companies, including endorsement of CERES

     o   Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     o   The company's level of disclosure lags that of its competitors, or

     o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o   The nature of the company's business and the percentage affected

     o   The extent that peer companies are recycling

     o   The timetable prescribed by the proposal

     o   The costs and methods of implementation

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     o   The nature of the company's business and the percentage affected

                                    EXH-B-82

     o The extent that peer companies are switching from fossil fuels to cleaner sources

     o   The timetable and specific action prescribed by the proposal

     o   The costs of implementation

     o   The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o   The relevance of the issue to be linked to pay

     o The degree that social performance is already included in the company's pay structure and disclosed

     o The degree that social performance is used by peer companies in setting pay

     o Violations or complaints filed against the company relating to the particular social performance measure

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o   Independence of the compensation committee

     o   Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities, and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

                                    EXH-B-83

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations, and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o   The nature and amount of company business in that country

     o   The company's workplace code of conduct

     o   Proprietary and confidential information involved

     o   Company compliance with U.S. regulations on investing in the country

     o   Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     o   Agreements with foreign suppliers to meet certain workplace standards

                                    EXH-B-84

     o   Whether company and vendor facilities are monitored and how

     o   Company participation in fair labor organizations

     o   Type of business

     o   Proportion of business conducted overseas

     o   Countries of operation with known human rights abuses

     o Whether the company has been recently involved in significant labor and human rights controversies or violations

     o   Peer company standards and practices

     o   Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     o The company does not operate in countries with significant human rights violations

     o   The company has no recent human rights controversies or violations, or

     o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o   Company compliance with or violations of the Fair Employment Act of
         1989

     o Company antidiscrimination policies that already exceed the legal requirements

     o   The cost and feasibility of adopting all nine principles

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     o   The potential for charges of reverse discrimination

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     o   The level of the company's investment in Northern Ireland

     o   The number of company employees in Northern Ireland

     o   The degree that industry peers have adopted the MacBride Principles

                                    EXH-B-85

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o   Whether the company has in the past manufactured landmine components

     o   Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o   What weapons classifications the proponent views as cluster bombs

     o Whether the company currently or in the past has manufactured cluster bombs or their components

     o   The percentage of revenue derived from cluster bomb manufacture

     o   Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o The information is already publicly available or o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

                                    EXH-B-86

     o The board composition is reasonably inclusive in relation to companies of similar size and business or

     o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o   The degree of board diversity

     o   Comparison with peer companies

     o   Established process for improving board diversity

     o   Existence of independent nominating committee

     o   Use of outside search firm

     o   History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o   The company has well-documented equal opportunity programs

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o   The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o   The composition of senior management and the board is fairly inclusive

     o The company has well-documented programs addressing diversity initiatives and leadership development

     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o The company has had no recent, significant EEO-related violations or litigation

                                    EXH-B-87

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     o Whether the company's EEO policy is already in compliance with federal, state and local laws

     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     o   The industry norm for including sexual orientation in EEO statements

     o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.      MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o   Board structure

     o   Director independence and qualifications

     o   Attendance at board and committee meetings.

     o   Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

                                    EXH-B-88

     o   Past performance as a closed-end fund

     o   Market in which the fund invests

     o   Measures taken by the board to address the discount

     o   Past shareholder activism, board activity

     o   Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Past performance relative to its peers

     o   Market in which fund invests

     o   Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o Strategy of the incumbents versus the dissidents o Independence of directors

     o   Experience and skills of director candidates

     o   Governance profile of the company

     o   Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Proposed and current fee schedules

     o   Fund category/investment objective

     o   Performance benchmarks

     o   Share price performance compared to peers

     o   Resulting fees relative to peers

     o   Assignments (where the advisor undergoes a change of control).

                                    EXH-B-89

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Stated specific financing purpose

     o   Possible dilution for common shares

     o   Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Potential competitiveness

     o   Regulatory developments

     o   Current and potential returns

     o   Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o   The fund's target investments

     o   The reasons given by the fund for the change

     o   The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

                                    EXH-B-90

     o   Political/economic changes in the target market

     o   Consolidation in the target market

     o   Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Potential competitiveness

     o   Current and potential returns

     o   Risk of concentration

     o   Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o   Strategies employed to salvage the company

     o   The fund's past performance

     o   Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   The degree of change implied by the proposal

     o   The efficiencies that could result

     o   The state of incorporation

     o   Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

                                    EXH-B-91

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o   Regulations of both states

     o   Required fundamental policies of both states

     o   Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o   Fees charged to comparably sized funds with similar objectives

     o   The proposed distributor's reputation and past performance

     o   The competitiveness of the fund in the industry

     o   Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o   Resulting fee structure

     o   Performance of both funds

                                    EXH-B-92

     o   Continuity of management personnel

     o   Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o   Performance of the fund's NAV

     o   The fund's history of shareholder relations

     o   The performance of other funds under the advisor's management.

                                    EXH-B-93

                                    EXHIBIT C

                               PENDING LITIGATION


The Trust's prospectuses describe multiple lawsuits which have been filed against Old Mutual Advisor Funds II, Liberty Ridge, and certain related parties. Certain class action and shareholder derivative suits have been centralized in a Federal Multi-District Litigation proceeding titled In Re Mutual Funds Investment Litigation (the "MDL Litigation") in the U.S. District Court for the District of Maryland (the "MDL Court").

The designated lead plaintiffs in the MDL Litigation filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: Old Mutual Advisor Funds II; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the "1940 Act"); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorneys' fees and expert fees.

The consolidated amended complaint for the derivative action suits names as defendants: Old Mutual Advisor Funds II (as nominal defendant); the Trustees of Old Mutual Advisor Funds II; Liberty Ridge, Old Mutual Investment Partners, Old Mutual Fund Services, and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds' adviser and distributor; rescinding PBHG Funds' management and other contracts with PBHG Funds' adviser, distributor and other defendants; rescinding PBHG Funds' 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds' adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorneys' and expert fees.


While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG


                                    EXH-C-1

Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG MID-CAP FUND, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG mutual Funds"); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold
J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

                                    EXH-C-2

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys' and experts' fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys' and experts' fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG Mutual Funds"), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap


                                    EXH-C-3

Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of:
Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys' and experts' fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the "PBHG Mutual Funds", PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

                                    EXH-C-4

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD
J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.

                                    EXH-C-5

                                    EXHIBIT D

                          PORTFOLIO MANAGER DISCLOSURE

                              As of March 31, 2005

                            INVESTMENTS IN EACH FUND

                                                                                         DOLLAR RANGE OF INVESTMENTS
    NAME OF PORTFOLIO MANAGER                          NAME OF FUND                              IN EACH FUND
    -------------------------                          ------------                      ---------------------------
Larry S. Antonatos                 Heitman REIT Fund                                                  *

James P. Barrow                    Barrow Hanley Value Fund                                           *

Dennis Bein                        Analytic U.S. Long/Short Fund                                      *

James B. Bell, III                 Small Cap Fund                                                     *
                                   Strategic Small Company Fund                                       *

Jerome Castellini                  Large Cap Growth Fund                                              *
                                   Large Cap Growth Concentrated Fund                                 *
                                   Select Growth Fund                                                 *

Robert J. Chambers                 Barrow Hanley Value Fund                                           *

Robert P. Clancy                   Dwight Intermediate Fixed Income Fund                              *

Timothy J. Culler                  Barrow Hanley Value Fund                                           *

Harindra de Silva                  Analytic U.S. Long/Short Fund                                      *

Tony Y. Dong                       Growth Fund                                                        *

Richard A. Englander               Barrow Hanley Value Fund

Jerome J. Heppelmann               Focused Fund
                                   Large Cap Fund
                                   Mid-Cap Fund

David T. Kilborn                   Dwight Short Term Fixed Income Fund

Mike Malouf                        Emerging Growth Fund
                                   Strategic Small Company Fund

                                    EXH-D-1

                                                                                         DOLLAR RANGE OF INVESTMENTS
    NAME OF PORTFOLIO MANAGER                          NAME OF FUND                              IN EACH FUND
    -------------------------                          ------------                      ---------------------------
Brian S. Matuszak                  Growth Fund                                                        *

Todd McCallister                   Small Cap Fund                                                     *
                                   Strategic Small Company Fund                                       *

Christopher K. McHugh              Growth Fund                                                        *

Gregory M. McMurran                Heitman REIT Fund                                                  *

William C. McVail                  Growth Fund                                                        *

Andy Y. Mui                        Growth Fund

Randall E. Newsome                 Heitman REIT Fund

J. Ray Nixon                       Barrow Hanley Value Fund

Scott Pape                         Large Cap Growth Fund
                                   Large Cap Growth Concentrated Fund
                                   Select Growth Fund

Robb J. Parlanti                   Large Cap Growth Fund
                                   Large Cap Growth Concentrated Fund
                                   Select Growth Fund

Timothy J. Pire                    Heitman REIT Fund

Frank H. Reichel, III              TS&W Small Cap Value Fund

Anthony Rizza                      Columbus Circle Technology and Communications Fund

Steven Sapra                       Analytic U.S. Long/Short Fund

Stacey Serafini Thomas             Small Cap Fund
                                   Strategic Small Company Fund

Robert Takazawa, Jr.               Large Cap Growth Fund
                                   Large Cap Growth Concentrated Fund
                                   Select Growth Fund                                                 *

                                    EXH-D-2

                                                                                         DOLLAR RANGE OF INVESTMENTS
    NAME OF PORTFOLIO MANAGER                          NAME OF FUND                              IN EACH FUND
    -------------------------                          ------------                      ---------------------------

Mark D. Turner                     Large Cap Growth Fund                                              *
                                   Large Cap Growth Concentrated Fund                                 *
                                   Select Growth Fund                                                 *

Robert E. Turner                   Growth Fund                                                        *
                                   Large Cap Growth Fund                                              *
                                   Large Cap Growth Concentrated Fund                                 *
                                   Select Growth Fund                                                 *

Tucker Walsh                       Emerging Growth Fund                                               *
                                   Strategic Small Company Fund                                       *

Derrick M. Wulf                    Dwight Short Term Fixed Income Fund                                *

----------
* [WILL BE INSERTED IN SUBSEQUENT POST EFFECTIVE AMENDMENT]

                      DESCRIPTION OF COMPENSATION STRUCTURE

ANALYTIC

         Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account.. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

                                    EXH-D-3

BARROW HANLEY

         In addition to base salary, all BHMS portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

         In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

CASTLEARK

         The compensation package for CastleArk portfolio managers consists of three elements: a fixed base salary, an annual bonus, and the option to participate in a deferred compensation program. The firm may elect to pay the premiums for life insurance policies for portfolio managers who are principals of the firm.

         o BASE SALARY. Portfolio managers are paid a fixed base salary which varies based upon investment management experience, level of responsibility and seniority. Portfolio managers who are principals of firm also automatically participate in the profits of firm.

         o ANNUAL BONUS. Portfolio managers who are not principals of the firm are eligible for bonus compensation. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the Portfolio manager plays in that performance, plus the value to the firm that the strategy the Portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager's strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are eligible for bonus compensation are assessed annually at the end of the year. these assessments take the portfolio manager's cumulative performance into account for as many as five previous years. The assessments measure performance against relevant benchmarks and peer groups. Value to the firm can arise by growth in the assets under management that employ the portfolio manager's investment style and in other ways, including the role the portfolio manager personally plays in firm development and the like.

         o DEFERRED COMPENSATION. Portfolio managers who are eligible for bonus compensation may elect to receive deferred compensation in the form of a right to participate in future profits of the firm, either by taking a profits ownership interest in the firm, or by taking a revised salary structure. Such a revised salary structure would compensate the portfolio manager as if he were receiving profits, but would be in the form of salary rather than profits distributions.

COLUMBUS CIRCLE

         Columbus Circle seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

                                    EXH-D-4

         o BASE SALARY. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

         o BONUS. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager's strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.

         o EQUITY PAYMENTS. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. We believe this structure allows us to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.

         Each portfolio manger is eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a 401(k) plan), which are available to all of Columbus Circle employees.

COPPER ROCK

         Copper Rock is committed to retaining all members of its senior management team by offering a competitive salary, broad distribution of equity, and partnership bonuses.

         o BASE SALARY. Each investment professional is paid a fixed base salary, which varies among investment professional depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

         o BONUS. Each investment professional is eligible to receive an annual bonus. Bonus amounts are principally tied to firm profitability and the individual's contribution to the team. Greater emphasis is placed on investment performance and a smaller portion of the bonus is based on qualitative factors, which may include marketing and client service activities.

         o EQUITY DISTRIBUTION. The majority of all investment professionals have a substantial equity stake in the firm.

DWIGHT

         o BASE SALARY. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending among other things on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment


                                    EXH-D-5
               market at the time the portfolio manager is hired. For example, certain market sectors are covered by both senior and junior portfolio managers (more than 10 and less than 10 years of experience, respectively), and in such cases base salary of the senior portfolio manager would exceed that of the junior portfolio manager. In determining base salaries as well as overall compensation, Dwight evaluates independent industry information, which provides a level of objectivity in setting salary levels. Base salary is generally 50-80% of overall compensation.

         o BONUS. Each portfolio manager is eligible to receive an annual profit-sharing bonus, which generally represents 20-50% of overall compensation. The portion of bonus based on investment performance is approximately 70%. Performance is measured based on the excess returns generated by individual sector portfolio management teams over the prior year. The portion of bonus based on subjective criteria is approximately 30%. These components include teamwork, overall performance, and firm profitability.

EAGLE

         The compensation package for Eagle portfolio managers consists of three elements: a fixed base salary, an annual bonus, and the option to participate in a deferred compensation program. Portfolio managers receive benefits from Eagle's parent company, Raymond James Financial (RJF), including a 401(k) program, profit sharing and an Employee Stock Purchase Plan.

         o BASE SALARY. Portfolio managers are paid a base salary that is competitive with other Portfolio managers in the industry, based on industry surveys.

         o REVENUE SHARING PROGRAM. Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long-term. Each portfolio manager's revenue-sharing is based on the revenues earned in their specific investment program(s). A portion of Mr. McCalliser's and Ms. Thomas' annual revenue sharing bonus is paid in the form of restricted stock in RJF. This stock vests three years after its award.

         o NON-QUALIFIED STOCK OPTION PROGRAM. Portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following the date of the grant, and a portion of the options vest based upon investment performance.

         o DEFERRED COMPENSATION PROGRAM. Mr. McCallister and Ms. Thomas receive additional compensation in the form of a deferred cash compensation arrangement with the firm.

         Portfolio manager's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

HEITMAN

         The portfolio managers are a part of the 21 senior employees of Heitman who hold a 50% equity interest in the business. The total compensation of the portfolio managers is tied directly to the performance of the investments under their individual management and the degree to which client objectives have been met. Compensation for the portfolio management team is aligned with the interests of Heitman's clients. Compensation comes in the form of salaries, set to market at least annually, and bonus compensation drawn form the profits of


                                    EXH-D-6
the enterprise. Bonuses for Heitman's investment professionals are determined according to: (a) performance versus benchmark (with respect to the Heitman REIT Fund, the Dow Jones Wilshire Real Estate Securities Index is used) , (b) performance versus peer group managers (selected from a broad array of real estate securities specialists from large, small and independent investment advisors), (c) stock selection ability, and (d) subjective review of performance. These measures are evaluated on a pre-tax basis over one and three year periods and the resulting bonuses have typically ranged from 0% to 150% of base salary.

LIBERTY RIDGE

         Liberty Ridge seeks to maintain a compensation program that is competitive relative to investment management industry standards to attract and retain superior investment professionals. For each portfolio manager, Liberty Ridge's compensation structure includes the following components: base salary, annual bonus, annual cash payments relating to interests under a phantom equity plan, deferred profit sharing, and the ability to participate in a voluntary income deferral plan. Each of these components of compensation is described below.

         o BASE SALARY. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

         o BONUS. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are principally tied to investment performance versus appropriate peer groups and benchmarks (with respect to the Portfolios, the Portfolios' primary benchmarks are used) and are based on pre-tax performance over varying periods. Greater emphasis is placed on returns for periods longer than one year and lesser emphasis on one-year returns, which serves to align the compensation of portfolio managers with longer-term positive investment performance. A smaller portion of the bonuses is based on qualitative factors, which may include marketing and client service activities.

         o PHANTOM EQUITY PLAN. Each portfolio manager is eligible to receive equity incentives in the form of "phantom equity." Phantom equity gives the portfolio managers the right (subject to certain terms and conditions) to participate in the future growth of Liberty Ridge, as if the portfolio managers were the owners of shares of Liberty Ridge's common stock. Phantom equity units vest over time, so as to create retention incentives.

         o DEFERRED PROFIT SHARING. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of the Adviser.

         o DEFERRED COMPENSATION PLAN. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

         Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of Liberty Ridge.

                                    EXH-D-7

MUNDER

         The compensation package for the Munder portfolio managers consists of three elements: a fixed base salary, short-term incentives in the form of an annual bonus, and long-term incentives in the form of firm equity interests. The firm also provides a competitive benefits package including health and welfare benefits and retirement benefits in the form of a 401(k) plan.

         o BASE SALARY. Munder offers industry competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

         o ANNUAL BONUS. Portfolio managers are eligible to earn a performance bonus. Bonuses for portfolio managers are influenced by the profitability of the firm and performance of the aggregate group of accounts managed by the portfolio managers. Target bonuses for portfolio managers typically range from 50% to 100% of base salary. Actual bonuses are completely discretionary and can be rage from 0% to over 200% of base salary. In determining portfolio manager bonuses, the firm considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods.

         o EQUITY PLAN. Portfolio managers are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Options shares typically vest ratably over a three-to-five year period. The firm's option plan provides incentive to retain key personnel and serves to align portfolio manager's interests with those of the firm directly, and, indirectly, the accounts managed by the firm.

TS&W

         For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

         o BASE SALARY. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

         o BONUS. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that products area.

                                    EXH-D-8

         o DEFERRED PROFIT SHARING. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

         o DEFERRED COMPENSATION PLAN. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

         Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of TS&W.

TURNER

         The compensation package for Turner portfolio managers consists of three elements: a fixed base salary, an annual bonus and the ability to obtain an equity interest in the firm.

         o BASE SALARY. Portfolio managers receive a base salary commensurate with their level of experience. The firm's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys.

         o ANNUAL BONUS. Bonus compensation, which is a multiple of base salary, is based 90% on the one-year performance of each portfolio manager's sector and portfolio assignments relative to appropriate market benchmarks, with the remaining 10% based on subjective "goodwill" factors including teamwork, interpersonal relations, the portfolio manager's contribution to the overall success of the firm, media and client relations, presentation skills, and professional development.

         o EQUITY INCENTIVES. Portfolio mangers are eligible for equity ownership and equity owners share the firm's profits. All current portfolio managers are equity owners of the company. This ownership structure provides an incentive to attract and retain highly qualified Portfolio Managers, as each has the opportunity to share directly in the accomplishments of the business.

         The firm's Chief Investment Officer (CIO) is responsible for setting base salaries, bonus targets, and making all subjective judgments relating to a portfolio manager's compensation.

                             OTHER MANAGED ACCOUNTS

         Certain of the Funds' portfolio managers also manage other mutual funds for which the Sub-Adviser acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities as of March 31, 2006, unless otherwise indicated. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on performance of the account ("performance-based fees"), that information is specifically identified.

                                    EXH-D-9

------------------------------------ ---------------------------------------------------------------------------------
                                     NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
NAME OF PORTFOLIO MANAGER            TOTAL ASSETS IN EACH CATEGORY
------------------------------------ ---------------------------------------------------------------------------------
Larry S. Antonatos                   [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
James P. Barrow                      [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Dennis Bein                          [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
James B. Bell, III                   [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Jerome Castellini                    [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Robert J. Chambers                   [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Robert P. Clancy                     [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Timothy J. Culler                    [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Harindra de Silva                    [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Tony Y. Dong                         [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Richard A. Englander                 [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Jerome J. Heppelmann                 [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
David T. Kilborn                     [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Mike Malouf                          [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Brian S. Matuszak                    [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Todd McCallister                     [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Christopher K. McHugh                [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Gregory M. McMurran                  [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
William C. McVail                    [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Andy Y. Mui                          [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Randall E. Newsome                   [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
J. Ray Nixon                         [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Scott Pape                           [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------


                                    EXH-D-10

------------------------------------ ---------------------------------------------------------------------------------
                                     NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
NAME OF PORTFOLIO MANAGER            TOTAL ASSETS IN EACH CATEGORY
------------------------------------ ---------------------------------------------------------------------------------
Robb J. Parlanti                     [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Timothy J. Pire                      [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Frank H. Reichel, III                [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Anthony Rizza                        [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Steven Sapra                         [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Stacey Serafini Thomas               [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Robert Takazawa, Jr.                 [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Mark D. Turner                       [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Robert E. Turner                     [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Tucker Walsh                         [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------
Derrick M. Wulf                      [WILL BE INSERTED WITH SUBSEQUENT POST EFFECTIVE AMENDMENT]
------------------------------------ ---------------------------------------------------------------------------------

                                    EXH-D-11

                              CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has responsibility for managing more than one Fund or other account. In managing the Funds, the portfolio managers may be presented with the following conflicts of interest:

         o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other accounts. Certain Sub-Advisers seek to mitigate these conflicts by having portfolio managers focus on a distinct investment discipline and reviewing composite performance for dispersion in investment performance among accounts within the same composites.

         o The management of an account that charges a performance based fee creates a conflict of interest because the portfolio manager may have greater incentive to allocate his or her best investment ideas, including Initial Public Offerings (IPOs), to such account. This is because performance-based fees give the Adviser the opportunity to substantially increase fees it earns as a result of account performance or profits, a portion of which profits are paid to the portfolio manager. Sub-Advisers may attempt to manage these types of conflicts through their trade allocation and IPO allocation policies and by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee.

         o Fund managers are permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members (through a broker or otherwise), which could potentially influence the portfolio managers' decisions with respect to purchasing or selling the same securities for the Funds. To mitigate this potential conflict of interest. The Code of Ethics of certain Sub-Advisers require portfolio managers to pre-clear purchases and sales of securities that they beneficially own with an authorized compliance officer of the Sub-Adviser. The Code of Ethics of these Sub-Advisers may also require portfolio managers to regularly report to the Sub-Adviser the securities that the portfolio manager beneficially owns so that the Sub-Adviser's compliance staff can monitor the Funds' trade activities in those securities. If a portfolio manager identifies an investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders. Certain Sub-Advisers have instituted a trade allocation policy that attempts to treat all clients of the Sub-Adviser equitably in such an event.

         o The Sub-Advisers have discretion to select brokers for the execution of trades for the Funds, subject to their duty to seek best execution. However, certain of the Sub-Adviser's clients may direct the Sub-Adviser to use certain brokers to execute transactions for that client's account. A conflict could result from the Sub-Adviser having to place separate, non-simultaneous transactions for a Fund and another account that could negatively affect the market price of the Fund security or the execution of the transaction.

BARROW HANLEY

         Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account including mutual fund accounts. BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address


                                    EXH-D-12
potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

CASTLEARK

         CastleArk's trade and IPO allocation policies also attempt to manage performance based fee conflicts by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee and by treating all trade orders equally, without regard to whether the account affected is one that may pay an incentive fee. In addition, if one of CastleArk's portfolio managers identifies an investment opportunity that may be suitable for more than one portfolio, it is possible that not all suitable portfolios would be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders. CastleArk's trade allocation policy attempts to treat all clients of the Sub-Adviser equitably in such an event. CastleArk also informs it clients who choose to direct some of their brokerage that CastleArk's abillty to obtain best execution for directed trades may be affected because directed trades may have to be executed after other trades by CastleArk in the same security.

COPPER ROCK

         Copper Rock's investment personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Copper Rock. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management team") provide services for multiple clients simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

         Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g. clients also may demand different levels of service or have larger, smaller or multiple relationships with Copper
Rock). Portfolio management team personnel also may make personal investments in accounts they manage or support.

         Copper Rock's portfolio management team may not be able to acquire enough of a certain security to fill all the orders across all the client portfolios. Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

EAGLE

         When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

         The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions


                                    EXH-D-13
in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm Code of Ethics.

         Eagle compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. Eagle has established procedures to mitigate this conflict including review of performance dispersion across all firm managed accounts, policies to monitor trading and best execution for all managed accounts and funds and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned for the benefit of all Eagle clients and accounts.

MUNDER

         Munder Capital Management's ("Munder") personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (I.E., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams") may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

         Munder and/or Pierce Street may receive differential compensation from different advisory clients (E.G., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (E.G. clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client's account (E.G., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

         If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams makes personal investments in certain client accounts (such as


                                    EXH-D-14
hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention: (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (I.E., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund's trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

         Munder is a majority-owned subsidiary of Comerica Incorporated. Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities. Comerica and its subsidiaries therefore have business relationships with or may be in competition with many issuers of securities. If a portfolio management team knows of these relationships or thinks that they may exist, the team members may have an incentive to purchase or sell these securities, vote securities held or otherwise manage client accounts in a manner designed to benefit Comerica.

         Even if there is no financial or other advantage to members of the portfolio management team, Munder or Comerica, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

         Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

         Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder and Pierce Street in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder or Pierce Street will achieve their intended result.

TURNER

         As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.


                                    EXH-D-15

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

     (a) Amended and Restated Agreement and Declaration of Trust. To be filed by subsequent post effective amendment.

     (b) Amended and Restated Bylaws. To be filed by subsequent post effective amendment.

     (c)  Instruments Defining Rights of Security Holders.

          (1) Articles II, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust. To be filed by subsequent post effective amendment.

          (2) Article IV of the Amended and Restated Bylaws. To be filed by subsequent post effective amendment.

     (d)  Investment Advisory Agreement.

          (1) Interim Investment Advisory Agreement dated January 1, 2006 by and between the Registrant and Old Mutual Capital, Inc. To be filed by subsequent post effective amendment.

          (2) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund of the Registrant, Old Mutual Capital, Inc. and CastleArk Management, LLC. To be filed by subsequent post effective amendment.

          (3) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Columbus Circle Technology and Communications Fund of the Registrant, Old Mutual Capital, Inc. and Columbus Circle Investors. To be filed by subsequent post effective amendment.

          (4) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Emerging Growth Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Copper Rock Capital Partners LLC. To be filed by subsequent post effective amendment.

          (5) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Small

               Cap Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Eagle Asset Management, Inc. To be filed by subsequent post effective amendment.

          (6) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Large Cap Fund, Old Mutual Mid-Cap Fund, Old Mutual Focused Fund, Old Mutual Strategic Small Company Fund and the Old Mutual Small Cap Fund of the Registrant, Old Mutual Capital, Inc. and Liberty Ridge Capital, Inc. To be filed by subsequent post effective amendment.

          (7) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Growth Fund of the Registrant, Old Mutual Capital, Inc. and Munder Capital Management. To be filed by subsequent post effective amendment.

          (8) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and the Old Mutual Select Growth Fund of the Registrant, Old Mutual Capital, Inc. and Turner Investment Partners, Inc. To be filed by subsequent post effective amendment.

          (9) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Cash Reserves Fund of the Registrant, Old Mutual Capital, Inc. and Wellington Management Company, LLP. To be filed by subsequent post effective amendment.

          (10) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Dwight Intermediate Fixed Income Fund of the Registrant, Old Mutual Capital, Inc. and Dwight Asset Management Company. To be filed by subsequent post effective amendment.

          (11) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Analytic U.S. Long/Short Fund of the Registrant, Old Mutual Capital, Inc. and Analytic Investors, Inc. To be filed by subsequent post effective amendment.

          (12) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Heitman REIT Fund of the Registrant, Old Mutual Capital, Inc. and Heitman Real Estate Securities LLC. To be filed by subsequent post effective amendment.

          (13) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of the Old Mutual Barrow

               Hanley Value Fund of the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss. To be filed by subsequent post effective amendment.

          (14) Interim Investment Sub-Advisory Agreement dated January 1, 2006 by and among the Registrant, on behalf of Old Mutual TS&W Small Cap Value Fund of the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley, LLC. To be filed by subsequent post effective amendment.

          (15) Management Agreement by and between the Registrant and Old Mutual Capital, Inc. To be filed by subsequent post effective amendment.

          (16) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and the Old Mutual Select Growth Fund of the Registrant, Old Mutual Capital, Inc. and CastleArk Management, LLC. To be filed by subsequent post effective amendment.

          (17) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Columbus Circle Technology and Communications Fund of the Registrant, Old Mutual Capital, Inc. and Columbus Circle Investors. To be filed by subsequent post effective amendment.

          (18) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Emerging Growth Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Copper Rock Capital Partners LLC. To be filed by subsequent post effective amendment.

          (19) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Small Cap Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Eagle Asset Management, Inc. To be filed by subsequent post effective amendment.

          (20) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Fund, Old Mutual Mid-Cap Fund, Old Mutual Small Cap Fund, Old Mutual Focused Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Liberty Ridge Capital, Inc. To be filed by subsequent post effective amendment.

          (21) Investment Sub-Advisory Agreement dated by and among the Registrant, on behalf of the Old Mutual Growth Fund of the Registrant, Old Mutual Capital, Inc. and Munder Capital Management. To be filed by subsequent post effective amendment.

          (22) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund of the Registrant, Old Mutual Capital, Inc. and Turner Investment Partners, Inc. To be filed by subsequent post effective amendment.

          (23) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Cash Reserves Fund of the Registrant, Old Mutual Capital, Inc. and Wellington Management Company, LLP. To be filed by subsequent post effective amendment.

          (24) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Dwight Intermediate Fixed Income Fund of the Registrant, Old Mutual Capital, Inc. and Dwight Asset Management Company. To be filed by subsequent post effective amendment.

          (25) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Analytic U.S. Long/Short Fund of the Registrant, Old Mutual Capital, Inc. and Analytic Investors, Inc. To be filed by subsequent post effective amendment.

          (26) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Heitman REIT Fund of the Registrant, Old Mutual Capital, Inc. and Heitman Real Estate Securities LLC. To be filed by subsequent post effective amendment.

          (27) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund of the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. To be filed by subsequent post effective amendment.

          (28) Investment Sub-Advisory Agreement by and among the Registrant, on behalf of Old Mutual TS&W Small Cap Value Fund of the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley, LLC. To be filed by subsequent post effective amendment.

     (e) Distribution Agreement.

          (1) Executed Distribution Agreement dated July 8, 2004 by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

     (f) Not Applicable

     (g) Custodian Agreement. Custodian Agreement between the Registrant and Wachovia Bank, NA (predecessor to U.S. Bank, National Associaton). Incorporated herein by reference to PEA No. 54 filed on March 8, 2002.

          (1) Schedule C dated July 14, 2003 to Custodian Agreement between the Registrant and Wachovia Bank, N.A. (predecessor to U.S. Bank, National Associaton) Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

     (h)  Other Material Contracts.

          (1) Executed Administrative Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

               (i) Schedule A dated October 29, 2001 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 55 filed on July 26, 2002.

               (ii) Schedule A dated July 14, 2003 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

               (iii) Amendment to Administrative Services Agreement dated October 1, 2004 by and between the Registrant and Old Mutual Fund Services (formerly known as PBHG Fund Services). Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

          (2) Sub-Administrative Services Agreement dated January 1, 2001 by and between PBHG Fund Services and SEI Fund Resources (now known as SEI Investments Mutual Funds Services). Incorporated herein by reference to PEA No. 47 filed May 8, 2001.

               (i)    Schedule A dated October 29, 2001 to the
                      Sub-Administrative Services Agreement dated January 1, 2001. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

               (ii) Form of Amendment No. 1 to Sub-Administrative Services Agreement dated February 1, 2004. Incorporated herein by reference to PEA No. 76 filed July 28, 2004.

          (3) Executed Agency Agreement dated January 1, 1998 and Schedule A dated December 14, 2000 by and between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 42 filed December 15, 2000.

               (i) Exhibit A dated October 29, 2001 to the Agency Agreement dated January 1, 1998. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

          (4) Expense Limitation Agreement between Old Mutual Capital, Inc. and the Registrant. To be filed by subsequent post effective amendment.

          (5) Executed Shareholder Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

          (6) Executed Shareholder Web Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

          (7) Service Plan for the Registrant's Class A and Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

          (8) Escrow Agreement dated January 1, 2006 between the Registrant, Old Mutual Capital, Inc. and U.S. Bank, National Association. To be filed by subsequent post effective amendment.

     (i) Consent of Counsel. To be filed by subsequent post effective amendment.

     (j) Consent of Auditors. To be filed by subsequent post effective amendment.

     (k)  Not Applicable

     (l) Letter from Philadelphia Life Insurance Company to the Registrant with respect to the initial capitalization of the Registrant. Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A.

     (m)  Plan under Rule 12b-1.

          (1) Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

               (i) Amendment to Schedule A of Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

          (2) Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

          (3) Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

     (n) Rule 18f-3 Multiple Class Plan dated July 30, 2003, amended January 26, 2004. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

     (o)  Not Applicable

     (p)  Code of Ethics.

          (1) Code of Ethics of Registrant. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

          (2) Code of Ethics of Old Mutual Capital, Inc. To be filed by subsequent post effective amendment.

          (3) Code of Ethics of Liberty Ridge Capital, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

          (4) Code of Ethics of Wellington Management Company LLP. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

          (5) Code of Ethics of Dwight Asset Management Company. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

          (6) Code of Ethics of Analytic Investors, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

          (7) Code of Ethics of Heitman Real Estate Securities LLC. Incorporated herein by reference to PEA No. 81 filed on July 22, 2005.

          (8) Code of Ethics of Thompson, Siegel & Walmsley, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

          (9) Code of Ethics of CastleArk Management, LLC. To be filed by subsequent post effective amendment.

          (10) Code of Ethics of Columbus Circle Investors. To be filed by subsequent post effective amendment.

          (11) Code of Ethics of Copper Rock Capital Partners LLC. To be filed by subsequent post effective amendment.

          (12) Code of Ethics of Eagle Asset Management, Inc. To be filed by subsequent post effective amendment.

          (13) Codes of Ethics of Munder Capital Management. To be filed by subsequent post effective amendment.

          (14) Code of Ethics of Turner Investment Partners, Inc. To be filed by subsequent post effective amendment.

          (15) Code of Ethics of Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

     (q) Other: Trustees' Power of Attorney. To be filed by subsequent post effective amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

                                  ARTICLE VIII

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

         Section 8.1. Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

         Section 8.2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Bylaws of the Registrant include the following:

                                  ARTICLE VIII

                                 INDEMNIFICATION

         Section 1. Indemnification. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

                  (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

                  (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

                  (c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

         Section 2. Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or
(iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

The list required by this Item 26 of officers and directors of the investment adviser and sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment adviser and sub-advisers under the file numbers indicated in the table below:

ADVISER/SUB-ADVISER                             ADVISERS ACT REGISTRATION NUMBER
-------------------                             --------------------------------
Analytic Investors, Inc.                                   801-7082
Barrow, Hanley, Mewhinney & Strauss Inc.                   801-31237
CastleArk Management, LLC                                  801-56239
Columbus Circle Investors                                  801-47516
Copper Rock Capital Partners LLC                           801-63900
Dwight Asset Management Company                            801-45304
Eagle Asset Management, Inc.                               801-21343
Heitman Real Estate Securities LLC                         801-48252
Liberty Ridge Capital, Inc.                                801-48872
Munder Capital Management                                  801-48394
Old Mutual Capital, Inc.                                   801-63140
Thompson, Siegel & Walmsley, Inc.                          801-6273
Turner Investment Partners, Inc.                           801-36220
Wellington Management Company, LLP.                        801-15908


ITEM 26. PRINCIPAL UNDERWRITERS

     (a) Registrant's distributor, Old Mutual Investment Partners, acts as distributor for Old Mutual Advisor Funds, Old Mutual Insurance Series Fund and the Registrant.

     (b) The principal business address of each person named in the table below is Old Mutual Investment Partners, 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087

                                         POSITIONS AND OFFICE WITH OLD MUTUAL          POSITION AND OFFICES WITH
NAME                                     INVESTMENT PARTNERS                           REGISTRANT
----                                     -------------------------------------         -------------------------
David J. Bullock                         Trustee, Chief Executive Officer              President

Michael W. Rose                          President                                     None

Mark E. Black                            Chief Financial Officer and Chief             Treasurer, Chief Financial
                                         Administrative Officer                        Officer and Controller

Andra C. Ozols                           Executive Vice President, General             Vice President and Secretary
                                         Counsel and Secretary

James F. Lummanick                       Senior Vice President and Chief               Vice President and Chief
                                         Compliance Officer                            Compliance Officer

Michael W. Mathies                       Vice President                                None
George Vogel                             Executive Vice President                      None

     c. None.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

     (c)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
          (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

          U.S. Bank, National Association (successor to Wachovia Bank, NA) 123 South Broad Street Philadelphia, PA 19109

     (d)  With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4);
          (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant's Sub-Administrator:

          SEI Investments Mutual Funds Services
          One Freedom Valley Road
          Oaks, PA 19456

     (e) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser or Sub-Advisers:

                  Old Mutual Capital, Inc.
                  4643. S. Ulster Street, 6th Floor
                  Denver, CO 80237

                  Analytic Investors, Inc.
                  500 South Grand Avenue
                  23rd Floor
                  Los Angeles, CA 90071

                  Barrow, Hanley, Mewhinney & Strauss Inc.
                  2200 Ross Avenue, 31st Floor
                  Dallas, TX   5201

                  CastleArk Management, LLC
                  1 North Wacker Drive, Suite 2950
                  Chicago, Illinois 60606

                  Columbus Circle Investors
                  Metro Center
                  One Station Place
                  Stamford, CT 06902

                  Copper Rock Capital Partners LLC
                  200 Clarendon Street, 53rd Floor
                  Boston, MA 02116

                  Dwight Asset Management Company
                  100 Bank Street
                  Burlington, VT 05401

                  Eagle Asset Management, Inc.
                  880 Carillon Parkway
                  St. Petersburg, FL 33716

                  Heitman Real Estate Securities LLC
                  191 North Wacker Drive
                  Suite 2500
                  Chicago, IL 60606

                  Liberty Ridge Capital, Inc.
                  1400 Liberty Ridge Drive
                  Wayne, PA 19087

                  Munder Capital Management
                  480 Pierce Street
                  Birmingham, MI 48009

                  Thompson, Siegel & Walmsley, Inc.
                  5000 Monument Ave.
                  Richmond, VA 23230

                  Turner Investment Partners, Inc.
                  1205 Westlakes Drive, Suite 100
                  Berwyn, PA 19312

                  Wellington Management Company, LLP
                  75 State Street
                  Boston, MA 02109

ITEM 28.  MANAGEMENT SERVICES

None

ITEM 29.  UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Post-Effective Amendment No. 85 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado on this 31st day of March, 2006.

                                                  OLD MUTUAL ADVISOR FUNDS II
                                                  Registrant

                                                  By: /s/ DAVID J. BULLOCK
                                                      --------------------------
                                                      David J. Bullock
                                                      President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 85 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURE                     TITLE                              DATE
     ---------                     -----                              ----

           *
--------------------------
John R. Bartholdson               Trustee                         March 31, 2006

           *
--------------------------
Jettie M. Edwards                 Trustee                         March 31, 2006

           *
--------------------------
Albert A. Miller                  Trustee                         March 31, 2006

           *
--------------------------
Leigh A. Wilson                   Trustee                         March 31, 2006


/s/ DAVID J. BULLOCK
--------------------------
David J. Bullock                  President                       March 31, 2006


/s/ MARK BLACK                    Treasurer, Chief Financial
--------------------------        Officer and Controller          March 31, 2006
Mark Black



                                                  *By /s/ ANDRA C. OZOLS
                                                      --------------------------
                                                      Andra C. Ozols
                                                      Attorney-in-Fact

                                       14